UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Sigma Additive Solutions, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SIGMA ADDITIVE SOLUTIONS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

TO THE STOCKHOLDERS OF Sigma Additive Solutions, Inc.:

You are cordially invited to attend an Annual Meeting of the stockholders of Sigma Additive Solutions, Inc., a Nevada corporation (referred to herein as “SASI,” “Sigma,” the “Company,” “we,” “us” or “our”), which will be held virtually, via live webcast on December 28, 2023, at 10:00 a.m. Mountain Time. You will be able to attend the Annual Meeting by first registering at http://www.viewproxy.com/Sigma/2023/htype.asp no later than December 27, 2023, at 11:59 p.m. Eastern Time. After registering, you will receive a meeting invitation and password via e-mail with your unique link to join the meeting. Stockholders will be able to listen, vote and submit questions during the virtual Annual Meeting.

At the Annual Meeting, our stockholders will be asked to consider and vote upon a proposal, which we refer to as the “Acquisition Proposal,” to approve the issuance of shares of our common stock pursuant to that certain Share Exchange Agreement dated October 12, 2023 (as amended from time to time, the “Exchange Agreement”) among Sigma, NextTrip Holdings, Inc. (“NextTrip”), NextTrip Group, LLC, the parent company of NextTrip (the “NextTrip Parent”), and William Kerby, in the capacity as the “NextTrip Representative”, in exchange for all of the issued and outstanding capital stock of NextTrip. We refer to the exchange as the “Acquisition” and to the shares of our common stock issuable pursuant to the Exchange Agreement as the “Exchange Shares.” A copy of the Exchange Agreement is attached to the accompanying proxy statement as Annex A. In connection with the Acquisition, we are asking our stockholders to approve amendments to our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) as reflected in the form of Certificate of Amendment to the Articles of Incorporation attached as Annex B to the accompanying proxy statement (the “Amendment”).

Upon the closing of the Acquisition, the NextTrip Parent’s members, which we sometimes refer to as the “NextTrip Sellers,” will be issued a number of Exchange Shares equal to 19.99% or our issued and outstanding shares of common stock immediately prior to the closing of the Acquisition. Under the Exchange Agreement, the NextTrip Sellers will be entitled to receive additional Exchange Shares, which are referred to as the “Contingent Shares,” subject to NextTrip’s achievement of future milestones specified in the Exchange Agreement. The Contingent Shares, together with the Exchange Shares issued at the closing of the Acquisition, will not exceed 6,000,000 shares of our common stock. Assuming all the business milestones are achieved and no other change in our outstanding shares as of September 30, 2023, the NextTrip Sellers will receive Exchange Shares equal to approximately 88.5% of the outstanding shares of our common stock immediately following the issuance of all the Exchange Shares and Sigma stockholders as of immediately prior to closing of the Acquisition will retain the balance of approximately 11.5% of such outstanding shares. Following the closing of the Acquisition, and subject to stockholder approval, the Company will change its corporate name to “NextTrip, Inc.” References to NextTrip, Inc. mean the Company following the Acquisition and such name change.

Apart from the Acquisition, Sigma entered into an Asset Purchase Agreement with Divergent Technologies, Inc. (“Divergent”), dated October 6, 2023, pursuant to which Sigma has agreed to sell to Divergent certain assets, consisting primarily of patents, software code and other intellectual property (the “Asset Sale”). It is anticipated that the Asset Sale will take place promptly after the closing of the Acquisition.

Sigma’s common stock is listed on The Nasdaq Capital Market under the symbol “SASI.” We currently expect that the trading symbol for the common stock will be changed to “NXXT” in connection with the Acquisition to better align with the new name of the Company. On November [●], 2023, the last trading day before the date of the accompanying proxy statement, the closing sale price of Sigma common stock as reported on The Nasdaq Capital Market was $[●] per share.

In connection with its evaluation of the Acquisition, the board of directors of Sigma (the “Board”) engaged Lake Street Capital Markets, LLC (“Lake Street”) to act as its financial advisor. Lake Street has rendered its opinion that, based upon and subject to the assumptions, limitations and qualifications set forth in their opinion, the issuance of the Exchange Shares to the NextTrip Sellers under the Exchange Agreement is fair, from a financial point of view, to Sigma. A copy of Lake Street’s written opinion is attached as Annex C to the accompanying proxy statement.

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At the Annual Meeting, our stockholders will be asked to consider and vote upon:

1)	the Acquisition Proposal to approve the issuance of the Exchange Shares in exchange for all the capital stock of NextTrip and the other terms and conditions of the Exchange Agreement and the transactions contemplated thereby;

2)	the approval of the Amendment to (a) change the Company’s corporate name to “NextTrip, Inc.” (the “Name Change” and the “Name Change Proposal”) following completion of the Acquisition;

3)	the approval of the Amendment to increase the authorized shares of our common stock (the “Capital Increase” and “Capital Increase Proposal”) from 1,200,000 shares to 100,000,000 shares;

4)	the election of two Class III directors (the “Election of Directors Proposal”) to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal;

5)	the approval, on a non-binding advisory vote basis, of the compensation payable to Sigma’s named executive officers as disclosed in the accompanying proxy statement (the “Say on Pay” and the “Say on Pay Proposal”);

6)	the recommendation, on a non-binding advisory vote basis, of the frequency of future advisory votes on executive compensation (the “Frequency of Say on Pay” and the “Frequency of Say on Pay Proposal”);

7)	the approval of the Sigma Additive Solutions, Inc. 2023 Equity Incentive Plan (the “Equity Incentive Plan” and the “Equity Incentive Plan Proposal”);

8)	the ratification of Haynie & Company as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (the “Ratification of Accountant Proposal”);

9)	the adjournment of the Annual Meeting by the Chairman thereof to a later date to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Acquisition Proposal or the Amendment (the “Adjournment Proposal”); and

10)	the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to carefully read and consider.

We are providing the proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please take the time to vote by one of the means described in the accompanying proxy statement. YOUR VOTE IS VERY IMPORTANT.

Thank you for your participation. We look forward to your continued support.

Sincerely,

[●], 2023
Jacob Brunsberg President and Chief Executive Officer

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SIGMA ADDITIVE SOLUTIONS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

To Be Held on December 28, 2023

YOUR VOTE IS VERY IMPORTANT.

PLEASE VOTE YOUR SHARES PROMPTLY.

NOTICE IS HEREBY GIVEN, that you are cordially invited to attend an Annual Meeting (the “Annual Meeting”) of stockholders of Sigma Additive Solutions, Inc., to be held virtually, via live webcast on December 28, 2023, at 10:00 a.m. Mountain Time. In order to attend the meeting, you must register at http://viewproxy.com/Sigma/2023/htype.asp by 11:59 p.m. Eastern Time on December 27, 2023. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to join us and participate online. We recommend that you log in a few minutes before 10:00 a.m., Mountain Time, on December 28, 2023 to ensure you are logged in when the Annual Meeting starts. You will not be able to attend the Annual Meeting in person.

The purpose of the Annual Meeting is to consider and vote upon:

1) the Acquisition Proposal – approval of the issuance of the Exchange Shares in exchange for all the capital stock of NextTrip and the other terms and conditions of the Exchange Agreement and the transactions contemplated thereby;

2) the Name Change Proposal – the approval of the Amendment to change the Company’s corporate name to “NextTrip Inc.” following completion of the Acquisition;

3) the Capital Increase Proposal – the approval of the Amendment to increase the authorized shares of our common stock from 1,200,000 to 100,000,000 shares;

4) the Election of Directors Proposal – the election of two Class III directors to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal;

5) the Say on Pay Proposal – the approval, on a non-binding advisory vote basis, of the compensation payable to Sigma’s named executive officers as disclosed in the accompanying proxy statement;

6) the Frequency of Say on Pay Proposal – the recommendation, on a non-binding advisory vote basis, of the frequency of future advisory votes on executive compensation;

7) The Equity Incentive Plan Proposal – the approval of the Sigma Additive Solutions, Inc. 2023 Equity Incentive Plan;

8) the Ratification of Accountant Proposal – to ratify the appointment of Haynie & Company as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

9) the Adjournment Proposal – the approval of the adjournment of the Annual Meeting by the Chairman thereof to a later date to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Acquisition Proposal or the Amendment; and

10) the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The accompanying proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which is part of these proxy materials, can be accessed directly at the following Internet address: http://www.viewproxy.com/Sigma/2023.

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Only holders of record of the Company’s common stock at the close of business on November 20, 2023, or the “Record Date,” are entitled to notice of the Annual Meeting and to vote and have their votes counted at the Annual Meeting and any adjournment or postponement of the Annual Meeting. We intend to mail these proxy materials beginning on or about [●], 2023 to all stockholders of record entitled to vote at the Annual Meeting.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination during regular business hours for the ten (10) days prior to the Annual Meeting by request. You may email us at frank.orzechowski@sigmaaddditive.com to coordinate arrangements to view the stockholder list.

After careful consideration, the Board unanimously recommends that you vote, or instruct your broker or the agent to vote:

☐	“FOR” the Acquisition Proposal;
☐	“FOR” the Name Change Proposal;
☐	“FOR” the Capital Increase Proposal;
☐	“FOR” each of the individuals nominated for election as Class III directors pursuant to the Election of Directors Proposal;
☐	“FOR” the Say on Pay Proposal;
☐	“EVERY THREE YEARS” on the Frequency of Say on Pay Proposal;
☐	“FOR” the Equity Incentive Plan Proposal;
☐	“FOR” the Ratification of Accountant Proposal; and
☐	“FOR” the Adjournment Proposal, if presented.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) THROUGH THE INTERNET, (2) BY PHONE OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the closing of voting at the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such bank, broker or other nominee, which is considered the stockholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Without your instructions, your broker can vote your shares only with respect to routine matters such as the Name Change Proposal, the Ratification of Accountant Proposal and the Adjournment Proposal. Without your instructions, your broker or other agent cannot vote on the Acquisition Proposal, the Capital Increase Proposal, the Election of Directors Proposal, the Say on Pay Proposal, the Frequency of Say on Pay Proposal or the Equity Incentive Plan Proposal.

If you fail to return your proxy card, grant your proxy electronically over the Internet, submit your vote over the phone, or vote virtually at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting. If you are a stockholder of record as of the Record Date, voting virtually at the Annual Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain from the record holder a valid “legal” proxy issued in your name in order to vote virtually at the Annual Meeting.

We encourage you to read the accompanying proxy materials carefully. If you have any questions concerning the Acquisition, the Annual Meeting or the accompanying proxy materials, would like additional copies of the proxy materials or need help voting your shares of common stock, please contact our Chief Financial Officer and Secretary, Frank Orzechowski, at (203) 733-1356 or frank.orzechowski@sigmaadditive.com.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

Sigma Additive Solutions, Inc.

Jacob Brunsberg
President & Chief Executive Officer

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ANNEX A	Share Exchange Agreement, dated October 12, 2023 by and among Sigma Additive Solutions, Inc., NextTrip Holdings, Inc., NextTrip Group, LLC and William Kerby, in the capacity as the NextTrip Representative, as amended by the First Amendment thereto dated as of November 19, 2023.

ANNEX B	Form of Certificate of Amendment to Amended and Restated Articles of Incorporation

ANNEX C	Opinion of Lake Street Capital Markets, LLC

ANNEX D	Sigma Additive Solutions, Inc. 2023 Equity Incentive Plan

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FORWARD-LOOKING STATEMENTS

This proxy statement, including information incorporated by reference into this proxy statement, contains forward-looking statements regarding, among other things, Sigma’s plans, strategies and prospects, both business and financial. Although Sigma believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, Sigma cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” in this proxy statement and from time to time in Sigma’s other filings with the Securities and Exchange Commission, or the “SEC”. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this proxy statement and the materials incorporated by reference herein are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

●	the occurrence of any event, change or other circumstances that could give rise to the termination of the Exchange Agreement;

●	the ability to maintain the listing of NextTrip, Inc. common stock on Nasdaq following the Acquisition;

●	expectations as to when the Acquisition will close;

●	changes adversely affecting the business of the Company or NextTrip before or after the Acquisition;

●	management of NextTrip, Inc.’s growth;

●	general economic conditions;

●	NextTrip, Inc.’s business strategy and plans;

●	the result of future financing efforts; and

●	and the other factors summarized under the section entitled “Risk Factors.”

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements included herein attributable to any of Sigma, NextTrip, the NextTrip Parent or any person acting on any party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, none of Sigma, NextTrip and the NextTrip Parent have any obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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SUMMARY TERM SHEET

This Summary Term Sheet provides an overview of material information regarding the proposed Acquisition and may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the Exchange Agreement attached as Annex A and the written opinion of Lake Street relating to the Acquisition attached as Annex C, for a more complete understanding of the Acquisition and the Exchange Agreement and related matters. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section titled “Where You Can Find More Information” beginning on page 124.

The Acquisition (page 32)	Sigma, NextTrip, the NextTrip Parent, and the NextTrip Representative have entered into the Exchange Agreement. The Exchange Agreement provides for our acquisition of all the capital stock of NextTrip in exchange for our issuance to the NextTrip Sellers the number of shares of our common stock equal to 19.99% of the outstanding shares of our common stock immediately prior to the closing of the Acquisition (the “Closing Shares”), plus additional Contingent Shares upon NextTrip’s achievement of milestones specified in the Exchange Agreement as follows:

Milestone	Date Earned	Contingent Shares
Launch of NextTrip’s leisure travel booking platform by either (i) achieving $1,000,000 in cumulative sales under its historical “phase 1” business, or (ii) commencement of its marketing program under its enhanced “phase 2” business.	As of a date six months after the closing date	1,450,000 Contingent Shares

Launch of NextTrip’s group travel booking platform and signing of at least five (5) entities to use the groups travel booking platform.	As of a date nine months from the closing date (or earlier date six months after the closing date)	1,450,000 Contingent Shares

Launch of NextTrip’s travel agent platform and signing up of at least 100 travel agents to the platform (which calculation includes individual agents of an agency that signs up on behalf of multiple agents).	As of a date 12 months from the closing date (or earlier date six months after the closing date)	1,450,000 Contingent Shares

Commercial launch of PayDelay technology in the NXT2.0 system.	As of a date 15 months after the closing date (or earlier date six months after the closing date)	1,650,000 Contingent Shares, less the Exchange Shares issued at the closing of the Acquisition

Alternatively, independent of achievement of the foregoing milestones, for each month during the 15-month period following the closing date in which $1,000,000 or more in gross travel bookings are generated by NextTrip, Inc., to the extent not previously issued, the Contingent Shares will be issuable in the order indicated above up to the maximum Exchange Shares issuable under the Share Exchange Agreement.

In no event, however, will the Contingent Shares, together with the Closing Shares, exceed 6,000,000 shares of our common stock, subject to adjustment in the event of future stock splits, reverse stock splits and similar events.

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Our stockholders immediately prior to the closing of the Acquisition will continue to own their shares of our common stock. As a result of the Acquisition, NextTrip will become a wholly owned subsidiary of Sigma, which, subject to stockholder approval of the Name Change Proposal, will change its name to “NextTrip, Inc.”

Assuming all the milestones are achieved and no change in our outstanding shares as of September 30, 2023, the NextTrip Sellers will receive Exchange Shares equal to approximately 88.5% of the outstanding shares of our common stock immediately following the issuance of all the Exchange Shares and Sigma stockholders as of immediately prior to closing of the Acquisition will retain the balance of approximately 11.5% of such outstanding shares.

The Exchange Shares will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration for transactions not involving a public offering and, as such, will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act.

The Exchange Agreement provides that in the event our stockholders approve the Acquisition Proposal but not the Capital Increase Proposal, to the extent that we do not have sufficient authorized shares of common stock available for issuance of the Exchange Shares, in lieu thereof, we will issue shares of a new series of convertible preferred stock in form and substance satisfactory to the NextTrip Representative which, among other things, will provide for voting on an as-converted basis and will be automatically converted (on a one-for-one basis) into shares of our common stock once stockholder approval for an increase in our authorized shares of common stock has been obtained.

NextTrip Holdings, Inc. (page 78)	NextTrip is a closely held, innovative technology company engaged in building next-generation solutions to power the travel industry based upon its proprietary NXT2.0 booking technology platform acquired in June 2022. Previously, this technology powered the business of Bookit.com, an online leisure travel agent generating over $450 million in annual sales as recently as 2019 (pre-COVID-19 pandemic).

Management following the Acquisition (page 33)

Neither Sigma nor any of its affiliates has an ownership interest in or is otherwise affiliated with NextTrip or its affiliates and, except for the Acquisition, there have been no transactions or dealings between Sigma and the other parties to the Exchange Agreement or their affiliates during the periods for which financial statements of the parties are included in this proxy statement.

Jacob Brunsberg, our current President and Chief Executive Officer, will resign from such position upon the closing of the Acquisition. William Kerby, the co-founder and Chief Executive Officer of NextTrip, and Donald P. Monaco, a member of the Board of Managers of the NextTrip Parent, will be appointed as Chief Executive Officer and as a director, respectively, of NextTrip, Inc. It is anticipated that four of the five current directors, including Mr. Brunsberg, and the Chief Financial Officer of Sigma will continue to serve in the same capacities with NextTrip, Inc. and that the executive officers of NextTrip will continue to serve as its executive officers following the acquisition.

Stockholders’ Meeting (page 10)	At the Annual Meeting to be held virtually, via live webcast on December 28, 2023, at 10:00 a.m. Mountain Time, our stockholders will be asked to approve the issuance of the Exchange Shares and other terms and conditions of the Exchange Agreement and the transactions contemplated thereby. Our stockholders also will be asked to approve the related Name Change Proposal and the Capital Increase Proposal, as well as the Election of Directors Proposal, the Say on Pay Proposal, the Frequency of Say on Pay Proposal, the Equity Incentive Plan Proposal, the Ratification of Accountant Proposal and, if presented, the Adjournment Proposal.

Financial Accommodations (page 33)	Subject to certain limitations, NextTrip agrees in the Exchange Agreement to provide us with a line of credit of up to $400,000, which may be used to support our business and operations, pay transaction expenses and other liabilities.

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Nasdaq Listing (page 33)

Our common stock is listed on The Nasdaq Capital Market, or Nasdaq, under the symbol “SASI.” We currently expect that the trading symbol for our common stock will be changed to “NXXT” after the Acquisition to better align with the new name of the Company. The closing of the Acquisition is subject to the satisfaction of Nasdaq’s standards for continued listing of NextTrip, Inc. common stock, among other conditions referred to below.

Certain Covenants (page 36)	The Exchange Agreement contemplates that following the Acquisition we will sell certain patents, trademarks and other intellectual property pursuant to the previously announced Asset Purchase Agreement, dated as of October 6, 2023, with Divergent Technologies, Inc., or Divergent. The Exchange Agreement also contains customary covenants of the parties regarding the operation of their respective businesses pending the closing of the Acquisition or termination of the Exchange Agreement.

Closing Conditions (page 38)

The closing of the Acquisition is subject to our stockholders’ approval of our issuance of the Exchange Shares in connection with the Acquisition, as well as other customary conditions. We currently expect that the Acquisition will be completed promptly following the Annual Meeting if the Acquisition is approved.

Our Board’s Recommendations (page 82)

Our Board of Directors has unanimously approved the Exchange Agreement, the Acquisition and the other transactions contemplated thereby and the related Amendment of our Amended and Restated Articles of Incorporation and recommends that our stockholders approve the issuance of the Exchange Shares in the Acquisition and other terms and conditions of the Exchange Agreement and the transactions contemplated thereby and the Amendment.

Opinion of Lake Street Capital Markets, LLC (page 48)

Lake Street Capital Markets, LLC has provided a written opinion, dated October 12, 2023, to our Board of Directors to the effect that, as of the date of the written opinion and based on and subject to the matters described in the written opinion, the issuance of the Exchange Shares to the NextTrip Sellers under the Exchange Agreement is fair, from a financial point of view, to Sigma.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE ANNUAL MEETING

The following are answers to some questions that Sigma stockholders may have regarding the Acquisition Proposal, the Name Change Proposal, the Capital Increase Proposal and the other matters being considered at Sigma’s Annual Meeting of Stockholders, which is referred to herein as the “Annual Meeting.” We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Acquisition and the other matters being considered at the Annual Meeting. Additional important information is also contained in the Annexes to this proxy statement and in the documents incorporated by reference herein.

Q:	Why am I receiving this proxy statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you owned shares of Sigma common stock at the close of business on November 20, 2023 (the “Record Date”) for the Annual Meeting and are therefore entitled to vote at the Annual Meeting. This proxy statement summarizes the information that you need to know in order to cast your vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of Sigma common stock.

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Under rules adopted by the SEC, we have mailed the full set of our proxy materials, including this proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2022, to our stockholders of record as of the Record Date, on or around [●], 2023. The proxy materials are also available to view and download at http://www.viewproxy.com/Sigma/2023.

Q:	When and how will the Annual Meeting be held?

The Annual Meeting will be held virtually at 10:00 a.m. Mountain Time on December 28, 2023. In order to attend the meeting, you must register at http://viewproxy.com/Sigma/2023/htype.asp by 11:59 p.m. Eastern Time on December 27, 2023. You will not be able to attend the Annual Meeting in person.

Q:	How do I attend and participate in the Annual Meeting online?
A:

The Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the Internet. Any stockholder can attend the virtual meeting live by registering at http://www.viewproxy.com/Sigma/2023/htype.asp. The webcast will start at 10:00 a.m. Mountain Time. Stockholders as of the Record Date may vote and submit questions while attending the Annual Meeting online. You will not be able to attend the Annual Meeting in person. Stockholders attending the Annual Meeting online will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

To enter the Annual Meeting, you will need the control number, which is included in your proxy materials if you are a stockholder of record of shares of our common stock or included with your voting instructions and materials received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” Instructions on how to attend and participate are available at http://www.viewproxy.com/Sigma/2023/htype.asp. We recommend that you log in a few minutes before 10:00 a.m. Mountain Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question during the Annual Meeting, you may log in to the virtual meeting using your control number, type your question into the “Ask a Question” field, and click “Submit.”

Q:	What happens if there are technical difficulties during the Annual Meeting?

A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please refer to the technical support information located at http://www.viewproxy.com/Sigma/2023/htype.asp.

If we experience technical difficulties at the Annual Meeting and are not able to resolve them within a reasonable amount of time, we will adjourn the Annual Meeting to a later date and will provide notice of the date and time of such adjourned meeting at http://sigmaadditive.com/investors/proxy-materials and in a Current Report on Form 8-K that we will file with the SEC. For additional information on how you can attend any postponement or adjournment of the Annual Meeting, see “What happens if the Annual Meeting is postponed or adjourned” below.

Q:	Will a list of record stockholders as of the Record Date be available?
A:

For the ten days prior to the Annual Meeting, the list of stockholders of record on the Record Date will be available for examination by any stockholder of record for a legally valid purpose by request. You can contact our Chief Financial Officer and Secretary, Frank Orzechowski, at (203) 733-1356 or at frank.orzechowski@sigmaadditive.com to coordinate arrangements to view the stockholder list.

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Q:	On what matters will I be voting?

A:

Sigma, NextTrip, the NextTrip Parent, and the NextTrip Representative have entered into the Exchange Agreement dated as of October 12, 2023 pursuant to which Sigma has agreed to issue the Exchange Shares in exchange for all the capital stock of NextTrip, which we refer to as the Acquisition. A copy of the Exchange Agreement is attached to this proxy statement as Annex A, and Sigma encourages you to read it in its entirety.

Sigma’s stockholders are being asked to consider and vote upon proposals relating to the Acquisition; specifically, to adopt and approve the Acquisition Proposal, the Amendment to effect the Name Change and the Capital Increase, which, among other things, provide for: (a) issuing the Exchange Shares; (b) changing the Company’s name to “NextTrip, Inc.” following the Acquisition; and (c) increasing the authorized shares of our common stock from 1,200,000 to 100,000,000 shares. Sigma’s stockholders are also being asked to approve the the election of two Class III directors, the Say on Pay Proposal, the Frequency of Say on Pay Proposal, the Equity Incentive Plan Proposal and the Ratification of Accountant Proposal.

Sigma’s stockholders may also be asked to consider and vote upon the Adjournment Proposal to authorize the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Acquisition Proposal or the Amendment.

Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement and the Annexes attached hereto. If Sigma stockholders fail to adopt and approve the Acquisition Proposal, the Acquisition cannot be completed.

Q:	Why is Sigma proposing the Acquisition?

A:	Based on a lengthy and extensive evaluation of possible strategic transactions, due diligence investigation of NextTrip and the industry in which it operates, including the financial and other information provided by NextTrip, our Board of Directors believes that the Acquisition will provide Sigma stockholders with an opportunity to participate in the future growth potential of NextTrip. The Asset Sale as contemplated by the Exchange Agreement will allow our stockholders to realize the value of Sigma’s current assets as well.

Q:	Who will be the directors of the Company following the Acquisition?

A:	As of the closing of the Acquisition, Donald P. Monaco, a member of the Board of Managers of the NextTrip Parent, will be appointed as a director of NextTrip, Inc. We currently anticipate that four of the five current directors of Sigma, including Jacob Brunsberg, will continue to serve as directors of NextTrip, Inc. Under the Exchange Agreement, the NextTrip Representative will be entitled to appoint one additional director of NextTrip, Inc. to replace a then-existing director (other than individuals previously appointed by the NextTrip Representative) upon NextTrip’s achievement of each of the milestones specified in the Exchange Agreement.

Q:	Who will be the executive officers of the Company immediately following the Acquisition?

A:	Immediately following the Acquisition, the executive management team of NextTrip, Inc. is expected to be as follows:

Name	Position
William Kerby	Chief Executive Officer
Frank Orzechowski	Chief Financial Officer

It is anticipated that the current executive officers of NextTrip will continue to serve as its executive officers following the Acquisition.

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Q:	Will the Company continue business and operations after the Acquisition?

A:

Yes, the Company will continue the business and operations of NextTrip after the Acquisition. NextTrip is an innovative technology company that is building next-generation solutions to power the travel industry. NextTrip, together with its wholly owned subsidiaries, is a travel company that connects people to new places and discoveries by utilizing digital media engagement, seasoned planning expertise, and unique inventory to curate custom vacations across the globe. By bridging technology, media and product offerings, NextTrip engages with the travelers of today while also building relationships with the travelers of tomorrow. The Exchange Agreement contemplates that the Asset Sale will take place promptly after the closing of the Acquisition.

Pending the Acquisition and the Asset Sale, the Company has reduced its employee headcount and suspended product development activities to reduce our expenses. The Company is continuing to operate and support its existing customers who have maintenance agreements and leases in place, supporting new installations in the field, and actively seeking potential sales of the PrintRite3D systems and software to customers who have lease agreements in place, systems on consignment, or otherwise express interest in Sigma’s products available for sale. The Company completed two such sales in the quarter ended September 30, 2023, and believes additional sales are achievable going forward as we progress towards closing the Acquisition and the Asset Sale.

Q:	What material factors did the Board consider in approving the Acquisition?

A:

In approving the Acquisition, the Board considered a number of positive and negative factors described in the “Sigma’s Reasons for the Acquisition” section beginning on page 41 of this proxy statement, and overall believes that the positive factors outweigh any negative factors.

Please also read with particular care the detailed description of the risks described in the “Risk Factors” section beginning on page 19 of this proxy statement.

Q:	Why is Sigma proposing the Name Change?

A:	The Board is submitting the Name Change Proposal for our stockholders’ approval to better align our name to reflect the NextTrip business following the Acquisition.

Q:	Why is Sigma proposing the Capital Increase?

A:	On September 22, 2023, we effected a 1-for-20 reverse split of our outstanding shares of common stock and authorized shares of common stock to regain compliance with the minimum bid price requirement for continued listing or our common stock on Nasdaq. The Board is submitting the Capital Increase Proposal for our stockholders’ approval to provide sufficient authorized shares of common stock to issue the Exchange Shares in the Acquisition, to implement the Equity Incentive Plan and for future capital raising, incentivizing directors, officers and employees, possible strategic acquisitions and other corporate transactions, whether or not the Acquisition is completed.

Q:	Why is Sigma proposing the Election of Directors?

A:

The term of our Class III directors ends at the Annual Meeting. Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, the nominations of Dennis Duitch and Kent Summers for re-election as Class III directors. If elected, Messrs. Duitch and Summers will serve as directors until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal.

Q:	Why is Sigma proposing the Say on Pay Proposal?

A:	The Say on Pay Proposal is an advisory vote required by SEC regulations that is non-binding and affords an opportunity for our stockholders to weigh in on executive compensation for Sigma executives as disclosed in this proxy statement, including compensation payable in connection with the Acquisition. Although it is non-binding, our Board of Directors will give consideration to the outcome of the vote in connection with its future executive compensation decisions.

Q:	Why is Sigma proposing the Frequency of Say on Pay Proposal?

A:	SEC regulations require Sigma to conduct a non-binding advisory vote at least every six years on the frequency of future advisory votes on executive compensation. Although it is non-binding, our Board of Directors will give consideration to the outcome of the vote in connection with determining the frequency of future advisory votes on executive compensation.

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Q:	Why is Sigma proposing the Equity Incentive Plan Proposal?

A:	Our Board of Directors has adopted the Equity Incentive Plan, subject to stockholder approval, to replace Sigma’s former 2013 Equity Incentive Plan, which has expired. Our Board of Directors believes the Equity Incentive Plan is necessary to attract and retain the types of employees, consultants and directors who will contribute to our long-range success, provide incentives to align their interests with those of our stockholders and promote the success of our business following the Acquisition, or otherwise.

Q:	Why is Sigma proposing the Ratification of Accountant?

A:	The Ratification of Accountant Proposal is to afford our stockholders an opportunity weigh in on of our appointment of Haynie & Company as our independent registered public accounting firm in connection with the preparation of our audit financial statements for the year ending December 31, 2023 and other financial disclosures.

Q:	What common stock will current Sigma stockholders and the NextTrip Sellers hold in the Company after the Acquisition?

A:

Upon the closing of the Acquisition, the NextTrip Sellers will be issued Exchange Shares equal to 19.99% of our issued and outstanding shares of common stock immediately prior to the closing. Under the Exchange Agreement, the NextTrip Sellers will be entitled to receive additional Contingent Shares, subject to NextTrip’s achievement of future milestones specified in the Exchange Agreement. The Contingent Shares together with the Exchange Shares issued at the closing will not exceed 6,000,000 shares of our common stock, subject to adjustment in the event of stock splits, reverse stock splits and similar events. If all the milestones are achieved and assuming no other change in our outstanding shares as of September 30, 2023, the NextTrip Sellers will receive Exchange Shares equal to approximately 88.5% of our issued and outstanding shares of common stock immediately following the issuance of all the Exchange Shares and Sigma stockholders immediately prior to the closing of the Acquisition will retain the balance of approximately 11.5% of such outstanding shares.

The Exchange Agreement provides that in the event our stockholders approve the Acquisition Proposal but not the Capital Increase Proposal, to the extent that we do not have sufficient authorized shares of common stock available for issuance of the Exchange Shares, in lieu thereof, we will issue shares of a new series of convertible preferred stock in form and substance satisfactory to the NextTrip Representative which, among other things, will provide for voting on an as-converted basis and will be automatically converted (on a one-for-one basis) into shares of our common stock once stockholder approval for an increase in our authorized shares of common stock has been obtained.

Q:	Will there be any controlling stockholder after the closing of the Acquisition?

A:	No. The closing of the Acquisition will not constitute a change in control of the Company, and there will not be a controlling stockholder immediately after closing of the Acquisition. However, depending upon the achievement of milestones under the Exchange Agreement and other changes in the outstanding shares of our common stock, the issuance of the Contingent Shares might result in a change in control of NextTrip, Inc. at that time and could result in the NextTrip Sellers as a group holding a controlling interest in the Company.

Q:	What conditions must be satisfied to complete the Acquisition?

A:	The Exchange Agreement sets forth a number of conditions to the completion of the Acquisition, including the approval of the Acquisition Proposal and the Amendment at the Annual Meeting, satisfaction of Nasdaq’s continued listing standards and other customary closing conditions. For a summary of the conditions that must be satisfied or waived prior to completion of the Acquisition, see the section entitled “The Exchange Agreement” beginning on page 32 of this proxy statement.

Q:	Will the Exchange Shares be subject to any transfer restrictions?

A:	Yes. The Exchange Shares will be issued without registration under the Securities Act, in reliance upon an exemption from registration for transactions not involving a public offering and, as such, will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. Under Rule 144, the Exchange Shares generally may not be offered or sold publicly unless the Exchange Shares have been held for at least six months and subject to other conditions.

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Q:	When is the Acquisition expected to be completed?

A:	If approved at the Annual Meeting, it is currently anticipated that the Acquisition will be completed promptly following the Annual Meeting, provided that the conditions to the completion of the Acquisition have been satisfied or waived.

Q:	What will happen to Sigma if, for any reason, the Acquisition is not completed?

A:	If the Acquisition Proposal is not approved at the Annual Meeting or the Acquisition is not completed for any reason, we intend to proceed with the Asset Sale and may attempt to complete another strategic transaction, such as a reverse merger, if there is a viable option to do so. Otherwise, our Board of Directors is likely to consider winding up and dissolving Sigma, which would require stockholder approval under the NGCL. If the Acquisition in not completed and another strategic transaction were to materialize, there can be no assurance that it would be on terms as attractive as those provided for in the Exchange Agreement. While the Exchange Agreement is in effect, and subject to very narrowly defined exceptions, Sigma is prohibited from soliciting, initiating, encouraging or entering into certain extraordinary transactions, such as a merger, sale of assets or other business combination except with NextTrip. Completion of the Acquisition also is part of our plan submitted to Nasdaq to regain compliance with Nasdaq’s minimum stockholders’ equity requirement. If the Acquisition is not completed, it is likely that our common stock would be delisted from Nasdaq, with all the attendant risks described in the “Risk Factors Relating to the Acquisition” section of this proxy statement,

Q:	What happens if I sell my shares after the Record Date, but before the Annual Meeting?

A:	If you sell or transfer your shares of the Company after the Record Date but before the Annual Meeting, you will retain your right to vote at the Annual Meeting but will transfer ownership of the shares and will not hold an interest in NextTrip, Inc. if the Acquisition is completed.

Q:	Are there risks associated with the Acquisition that I should consider in deciding how to vote?

A:	Yes. There are a number of risks related to the Acquisition and other transactions contemplated by the Exchange Agreement that are discussed in this proxy statement. Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 19 of this proxy statement.

Q:	How does the Board recommend that I vote?

A:	Our Board of Directors recommends that Sigma stockholders vote, or instruct their broker or other agent to vote:

“FOR” the Acquisition Proposal;

“FOR” the Name Change Proposal;

“FOR” the Capital Increase Proposal;

“FOR” each of the individuals nominated for appointment as Class III directors pursuant to the Election of Directors Proposal;

“FOR” the Say on Pay Proposal;

“EVERY THREE YEARS” on the Frequency of Say on Pay Proposal;

“FOR” the Equity Incentive Plan Proposal;

“FOR” the Ratification of Accountant Proposal; and

“FOR” the Adjournment Proposal, if presented.

You should read the discussion in the “Background of the Acquisition” section beginning on page 42 and the discussion of each of the proposals for a discussion of the factors that the Board considered in deciding to recommend the approval of the Acquisition Proposal and related proposals.

Q:	How do I vote?

A:	After you have carefully read this proxy statement and have decided how you wish to vote your shares of Sigma common stock, please vote promptly.

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Stockholders of Record and Voting

If your shares of Sigma common stock are registered directly in your name with Sigma’s transfer agent, Issuer Direct Corporation, you are the stockholder of record of those shares and these proxy materials have been mailed or e-mailed to you by the Company. You may vote your shares by Internet, telephone or by mail as further described below. Your vote authorizes Jacob Brunsberg, the President and Chief Executive Officer of the Company, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you directed.

●	To vote online during the Annual Meeting, follow the provided instructions to join the meeting at http://www.viewproxy.com/Sigma/2023/htype.asp, starting at 10:00 a.m. Mountain Time on December 28, 2023. The webcast will open 15 minutes before the start of the Annual Meeting.

●	To vote in advance of the Annual Meeting through the internet, go to www.FCRVote.com/SASI to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice or the printed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on December 27, 2023 to be counted.

●	To vote in advance of the Annual Meeting by telephone, dial 1-866-402-3905 and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or the printed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on December 27, 2023 to be counted.

●	To vote using the enclosed proxy card, complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. If you return your signed proxy card to us before the Annual Meeting, the proxy will vote your shares as you direct. If no directions are given, the proxy will vote your shares in accordance with our Board’s recommendations.

Beneficial Owners

If your shares of Sigma common stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares via the Internet or by telephone if the bank, broker, trustee or nominee offers these options. You can also sign and return a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to Sigma or by voting at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Furthermore, brokers, banks and nominees who hold shares of Sigma common stock on your behalf may not give a proxy to Sigma to vote those shares without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of Sigma common stock, what happens if I don’t provide voting instructions?” “What is discretionary voting?” and “What is a broker non-vote?”

Q:	How many shares must be present to hold the Annual Meeting?

A:	The presence in person or by proxy of at least one-third of the outstanding shares of Sigma common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined above) of shares of the Company’s common stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will nonetheless be counted as present at the Annual Meeting for purposes of determining whether a quorum exists. Stockholders of record who are present at the Annual Meeting in person or by proxy will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists even if such stockholders abstain from voting.

Q:	How many votes do I and others have?

A:	You are entitled to one vote for each share of Sigma common stock that you held as of the Record Date. As of the close of business on the Record Date, there were 780,423 shares of Sigma common stock outstanding.

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Q:	What vote is required to approve each proposal?

A:	The Acquisition Proposal, as well as the Say on Pay Proposal and the Frequency of Say on Pay Proposal, which are advisory votes, and the Equity Incentive Plan Proposal and the Ratification of Accountant Proposal will each be approved if the number of votes cast in favor of each such Proposal exceeds the number of votes cast against each such Proposal. The affirmative vote of the holders of a majority of the outstanding shares of our common stock as of the Record Date is required to approve the Name Change Proposal and the Capital Increase Proposal. The two nominees for election as Class III directors receiving the highest number of votes will be elected as Class III directors. If presented, the Adjournment Proposal will be approved, whether or not a quorum is present at the Annual Meeting, if the number of votes cast for the Adjournment Proposal exceeds the number of votes cast against the Proposal.

Q:	How will our directors and executive officers vote on the Amendment, Acquisition Proposal and the Executive Compensation Proposal?

A:	As of the Record Date, the directors and executive officers of Sigma as a group owned and were entitled to vote approximately 4,827 shares of our common stock, representing less than 1% of the outstanding shares. Sigma expects that each of its directors and executive officers will vote their shares in accordance with the recommendations of our Board of Directors.

Q:	What will happen if I fail to vote, or I abstain from voting?

A:	Your failure to vote or your abstention from voting will have the same effect as a vote against the Name Change Proposal and the Capital Increase Proposal. Abstentions will not have any effect on the outcome of the vote on the Acquisition Proposal, the Election of Directors Proposal, the Say on Pay Proposal, the Frequency of Say on Pay Proposal, the Equity Incentive Plan Proposal, the Ratification of Accountant Proposal or the Adjournment Proposal, if presented for a vote.

Q:	If I am a beneficial owner of shares of Sigma common stock, what happens if I don’t provide voting instructions? What is discretionary voting? What is a broker non-vote?

A:	If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. Even though Sigma’s common stock is listed on Nasdaq, the rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

We are advised that the Name Change Proposal, the Ratification of Accountant Proposal and the Adjournment Proposal are discretionary proposals; however, each of the other proposals to be presented at the Annual Meeting is a non-discretionary proposal. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares may not be voted with respect to any of the proposals other than the Name Change Proposal, the Ratification of Accountant and the Adjournment Proposal, if presented. A broker non-vote would have the same effect as a vote against the Name Change Proposal and the Capital Increase Proposal. Broker non-votes will have no effect on the outcome of the vote on any of the other proposals.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on one or more of the proposals, the Sigma common stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Annual Meeting and cannot be voted.

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Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Annual Meeting and vote at the Annual Meeting, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of Sigma common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your written notice of revocation or your new proxy to the Secretary of Sigma, as specified below under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” no later than the beginning of the Annual Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Annual Meeting?

A:	Yes. You will be asked to provide the company number and control number from the printed proxy card.

Q:	Are Sigma stockholders entitled to dissenters’ or appraisal rights?

A:	No. Sigma stockholders do not have dissenters’ or appraisal rights in connection with any of the proposals under the NGCL and will not be afforded any such rights.

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your shares of common stock in more than one brokerage account, if you hold shares directly as a record holder and also in street name, or otherwise through a nominee. Other circumstances may apply. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock are voted.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary voting results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What proxy materials are available on the internet?

A:	This proxy statement, and the documents incorporated by reference herein, are available at http://www.viewproxy.com/Sigma/2023.

Q:	Whom may I call with questions about the Annual Meeting, the Acquisition, or the other Proposals?

A:	Sigma stockholders should contact our Chief Financial Officer and Secretary, Frank Orzechowski, via email at frank.orzechowski@sigmaadditive.com or by telephone at (203) 733-1356 with any questions regarding the Annual Meeting or any of the proposals to be presented at the Annual Meeting.

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Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than [●], 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Sigma Additive Solutions, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

As for stockholders who wish to present a proposal or to nominate a director candidate at the 2024 annual meeting of stockholders, but not to include the proposal or nomination in our proxy statement, our amended and restated bylaws state that the proposal or nomination must be received by us no later than [●], 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. The proposal or nomination must also contain the information required by our amended and restated bylaws. A proposal or nomination to be presented directly at the 2024 annual meeting should be addressed to us as set forth above. For the 2024 annual meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than October 30, 2024.

RISK FACTORS

Post-Acquisition, NextTrip, Inc. will be faced with a market environment that cannot be predicted and that involves significant risks, many of which will be beyond its control. In addition to the other information contained in this proxy statement, you should carefully consider the material risks described below before deciding how to vote your shares of Sigma common stock. You should also read and consider the risks associated with the business of Sigma because these risks may also affect NextTrip, Inc. after closing of the Acquisition. These risks can be found in Sigma’s Annual Report on Form 10-K for the year ended December 31, 2022 and most recent Quarterly Reports on Form 10-Q, which are incorporated herein by reference. If any of the following risks and uncertainties develops into actual events, these events could have a material adverse effect on Sigma or the businesses, financial conditions or results of operations of NextTrip, or ownership of NextTrip, Inc. securities following the Acquisition. You should also read and consider the other information in this proxy statement and the other documents incorporated by reference into this proxy statement. Please see the sections titled “Other Matters” and “Where You Can Find More Information” on pages 124 and 124 of this proxy statement. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to the Acquisition

Failure to complete the Acquisition could negatively impact Sigma’s stock price and we may not be able to avoid dissolution.

If the Acquisition Proposal is not approved at the Annual Meeting, or the Acquisition is not completed for any reason, we intend to proceed with the Asset Sale and may undertake to windup and dissolve the Company unless another strategic transaction such as a reverse merger transaction materializes. Completion of the Acquisition is part of our plan submitted to Nasdaq to regain compliance with Nasdaq’s minimum stockholders’ equity requirement. If the Acquisition is not completed, it is likely that our common stock would be delisted from Nasdaq, with all the attendant risks described below in his section. Furthermore, if the Acquisition is not completed, the price of Sigma’s common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Sigma’s common stock would reach the price implied in the Acquisition or at which it trades as of the date we announced the Exchange Agreement or the date of this proxy statement. Accordingly, if the Acquisition is not completed, there can be no assurance as to the effect on the future value of your shares of our common stock.

Subsequent to the consummation of the Acquisition, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and share price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on NextTrip, we cannot assure you that this diligence revealed all material issues that may be present in NextTrip’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and NextTrip’s control will not arise. As a result, we may be forced to later write down or write off NextTrip’s assets or incur impairment or other charges that could result in losses after closing of the Acquisition. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about NextTrip, Inc. or its securities. In addition, charges of this nature may cause NextTrip, Inc. to be unable to obtain future financing on favorable terms or at all.

The unaudited pro forma financial information included in this proxy statement may not be indicative of what our actual financial position or operational results would have been.

The unaudited pro forma financial information included in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Acquisition been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

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We will have limited protection in the event that any of the representations and warranties made by NextTrip Parent or NextTrip in the Exchange Agreement ultimately proves to be inaccurate or incorrect.

Sigma will have limited protection if any representation or warranty made by NextTrip or the NextTrip Parent in the Exchange Agreement proves to be inaccurate or incorrect and such representations and warranties will not survive the closing. Accordingly, to the extent such representations or warranties are incorrect, Sigma would have limited or no indemnification claims with respect thereto, may not recover any damages it may have suffered and may not have sufficient cash on hand or other resources to seek to pursue an alternative strategic transaction or avoid the dissolution and liquidation of Sigma in the event that the Acquisition does not close.

We may waive one or more of the conditions to the Acquisition.

We may agree to waive, in whole or in part, some of the conditions to our obligations to complete the Acquisition, to the extent permitted by our Amended and Restated Articles of Incorporation and applicable laws. For example, it is a condition of our obligation to close the Acquisition and that NextTrip’s representations and warranties are true and correct in all respects as of the closing date, except for such inaccuracies that, individually or in the aggregate, would not result in a Material Adverse Effect (as defined in the Exchange Agreement). However, if the Board determines that it is in the stockholders’ best interest to waive any such breach, then the Board may elect to waive that condition and close the Acquisition.

Our ability to successfully operate and grow NextTrip’s business will be largely dependent upon the efforts of William Kerby, who will be appointed as the Company’s Chief Executive Officer upon the closing of the Acquisition, and other executive officers of NextTrip, who are expected to continue to serve as executive officers of NextTrip following the Acquisition. The loss of any of such key personnel could negatively impact the business and operations of NextTrip, Inc. and its ability to grow the business of NextTrip.

Our ability to successfully operate and grow NextTrip’s business following the Acquisition will be dependent upon the efforts of William Kerby, the co-founder and Chief Executive Officer of NextTrip, who will become our Chief Executive Officer upon the closing of the Acquisition and upon the efforts of the other executive officers of NextTrip, including Lindsey North, the President of NextTrip. Although we expect all of such key personnel to remain with NextTrip, Inc. and NextTrip following the Acquisition, it is possible that we will lose some key personnel, and the loss of their services could have a material, adverse effect on the business and operations of NextTrip, Inc. and NextTrip or the ability to grow their business. In addition, NextTrip does not have key-man insurance on the life of Mr. Kirby or other executive officers. Furthermore, our assessment of these individuals may not prove to be correct.

A market for our common stock may not continue, which would adversely affect the liquidity and price of our common stock.

Following the Acquisition and in light of our recent reverse stock split, the market price of our common stock may fluctuate significantly due to the market’s reaction to the Acquisition and general market and economic conditions. An active trading market for our common stock following the Acquisition may never develop or, if developed, it may not be sustained. In addition, the market price of our common stock after the Acquisition can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our common stock becomes delisted from Nasdaq for any reason and is relegated to the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange), the liquidity and price of our common stock will be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your shares of common stock unless a market for our common stock can be established or sustained.

Although we expect that our common stock will remain listed on Nasdaq after the Acquisition, there can be no assurance that we will be able to comply with the continued listing standards of the Nasdaq.

To continue listing our common stock on Nasdaq subsequent to the closing of the Acquisition, we will be required to demonstrate compliance with Nasdaq’s continued listing standards, including that our common stock trades at a minimum of $1.00 per common stock and we maintain a minimum stockholders’ equity of $2.5 million unless we meet alternative requirements. We cannot assure you that we will be able to meet Nasdaq’s continued listing standards. In addition, the issuance of the Contingent Shares upon NextTrip’s achievement of the milestones set forth in the Exchange Agreement could result in a “change of control” under Nasdaq rules. If a change of control occurs, NextTrip, Inc. will be required to re-qualify for initial listing under the Nasdaq initial listing rules, and there can be no assurances provided that NextTrip, Inc. will be able to satisfy the initial listing requirements.

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If, after the Acquisition, the Nasdaq delists our common stock due to our failure to meet its continued listing standards, or for failure to re-qualify under Nasdaq’s initial listing standards in the event of a change of control, we and our stockholders could face significant material adverse consequences including:

●	a limited availability of market quotations for our securities;

●	a determination that our ordinary shares are a “penny stock,” which will require brokers trading in our ordinary shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our ordinary shares;

●	a limited amount of analyst coverage and more limited universe of potential investors in our securities; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

If the Acquisition’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

If the benefits of the Acquisition do not meet the expectations of investors or securities analysts, the market price of our common stock prior to the completion of the Acquisition may decline. The market values of our securities at the time of the Acquisition may vary significantly from their prices on the date the Exchange Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Acquisition Proposal.

In addition, following the Acquisition, fluctuations in the price of our common stock could contribute to the loss of all or part of your investment. Prior to the Acquisition, there has been no public market for NextTrip’s securities. Accordingly, the valuation ascribed to NextTrip and our common stock in the Acquisition may not be indicative of the price that will prevail in the trading market following the Acquisition. If an active market for our common stock develops and continues, the trading price of our common stock following the Acquisition could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our common stock and our common stock may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our common stock may not recover and may experience a further decline.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and Nasdaq in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the Company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

The obligation to disclose information publicly may put NextTrip at a disadvantage to competitors that are private companies.

Upon completion of this Acquisition, NextTrip, Inc. will be required to disclose occurrence of matters that are material to NextTrip, Inc. and its stockholders that the Company would not be required to disclose if NextTrip, Inc. was a private company. NextTrip’s competitors may have access to this information, which would otherwise be confidential. This may give them advantages in competing with NextTrip. To the extent compliance with U.S. laws increases expenses or decreases NextTrip’s competitiveness against such companies, the public listing could adversely affect NextTrip Inc.’s financial condition or results of operations.

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NextTrip may not realize anticipated growth opportunities.

NextTrip expects that it will realize growth opportunities and other financial and operating benefits as a result of the Acquisition. NextTrip cannot predict with certainty if or when these growth opportunities and benefits will occur, or the extent to which they actually will be achieved. For example, the benefits from the Acquisition may be offset by costs incurred in connection with the Acquisition, or as a result of being part of a public company. See “Risks Related to NextTrip Holdings’ Business and Industry” for a fuller discussion of the risks relating to NextTrip Holdings following the Acquisition.

The Company and NextTrip will incur significant transaction-related costs in connection with the Acquisition.

The Company and NextTrip expect to incur significant nonrecurring costs associated with the Acquisition before, at, and after closing the Acquisition. The Company and NextTrip will also incur transaction fees and costs related to formulating and implementing post-Acquisition plans, including increased employment-related costs.

The Acquisition will trigger compensation to our executive officers.

Our executive officers will be entitled to compensation if the Acquisition is completed as described in the “Proposal 5 – Say on Pay Proposal” section of this proxy statement, and, as such, have interests in the Acquisition that differ from our stockholders generally.

The Acquisition might entitle the holders of our outstanding warrants to elect to cause us to repurchase their warrants.

Under the terms of our outstanding January 2020 and April 2020 warrants to purchase up to 185,156 shares of our common stock at a current exercise price of $6.00 per share, the warrant holders, at their election, may cause us to purchase their warrants at purchase price equal to the “Black Scholes Value” (as defined) of the warrants at any time within 90 days following the public disclosure of the completion of a “Fundamental Transaction.” Depending on the achievement of milestones under the Exchange Agreement and the issuance of the Contingent Shares and other changes in outstanding shares of our common stock, the Acquisition might constitute a Fundamental Transaction. If so, any such election by the warrant holders to cause us to purchase their warrants would reduce the amount of cash otherwise available to us for available for use in the business and operations of NextTrip, Inc. following the Acquisition.

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Risks Related to NextTrip’s Business and Industry

References in this section to “NextTrip” and the “company” refer to NextTrip and its subsidiaries.

NextTrip’s revenue is derived from the global travel industry, and a prolonged or substantial decrease in global travel, particularly air travel, could adversely affect its operating results.

NextTrip’s revenue is derived from the global travel industry and would be significantly impacted by declines in, or disruptions to, travel activity, particularly air travel. Global factors over which NextTrip has no control, but which could impact its clients’ willingness to travel and, depending on the scope and duration, cause a significant decline in travel volumes include, among other things:

● widespread health concerns, epidemics or pandemics, such as the COVID-19 pandemic, the Zika virus, H1N1 influenza, the Ebola virus, avian flu, SARS or any other serious contagious diseases;

● global security concerns caused by terrorist attacks, the threat of terrorist attacks, or the precautions taken in anticipation of such attacks, including elevated threat warnings or selective cancellation or redirection of travel;

● cyber-terrorism, political unrest, the outbreak of hostilities or escalation or worsening of existing hostilities or war, such as Russia’s invasion of Ukraine and the military conflict in Israel, resulting sanctions imposed by the U.S. and other countries and retaliatory actions taken by sanctioned countries in response to such sanctions;

● natural disasters or severe weather conditions, such as hurricanes, flooding and earthquakes;

● climate change-related impact to travel destinations, such as extreme weather, natural disasters and disruptions, and actions taken by governments, businesses and supplier partners to combat climate change;

● the occurrence of travel-related accidents or the grounding of aircraft due to safety concerns;

● the impact of macroeconomic conditions and labor shortages on the cost and availability of airline travel; and

● adverse changes in visa and immigration policies or the imposition of travel restrictions or more restrictive security procedures.

Any decrease in demand for consumer or business travel could materially and adversely affect NextTrip’s business, financial condition and results of operations.

NextTrip needs additional capital, which may not be available on commercially acceptable terms, if at all, which raises questions about its ability to continue as a going concern.

As of August 31, 2023, NextTrip had $5.6 million in total assets, $7.1 million in total liabilities, negative working capital of $4.2 million and a total accumulated deficit of $18.8 million. It had net loss of $5.4 million and $2.2 million for the fiscal year ended February 28, 2023 and the six months ended August 31, 2023, respectively.

NextTrip is subject to all the substantial risks inherent in the development of a new business enterprise within an extremely competitive industry. Due to the absence of a long-standing operating history and the emerging nature of the markets in which it competes, NextTrip anticipates operating losses until it can successfully implement its business strategy, which includes all associated revenue streams. Its revenue model is new and evolving, and NextTrip cannot be certain that it will be successful. The potential profitability of this business model is unproven. NextTrip may never achieve profitable operations or generate significant revenues. NextTrip’s future operating results depend on many factors, including demand for its products, the level of competition, and the ability of its officers to manage its business and growth. Additional development expenses may delay or negatively impact the ability of NextTrip to generate profits. Accordingly, it cannot assure you that its business model will be successful or that it can sustain revenue growth, achieve, or sustain profitability, or continue as a going concern.

NextTrip believes that in the aggregate, it could require several millions of dollars to support and expand the marketing and development of its products, repay debt obligations, provide capital expenditures for additional equipment and development costs, payment obligations, office space and systems for managing the business, and cover other operating costs until its planned revenue streams from all products are fully implemented and begin to offset its operating costs.

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In the event NextTrip is unable to raise adequate funding in the future for its operations and to pay its outstanding debt obligations, NextTrip may be forced to scale back its business plan and/or liquidate some or all of its assets or may be forced to seek bankruptcy protection.

NextTrip has outstanding indebtedness, which could adversely affect its business and financial condition.

Risks relating to its indebtedness include:

●	increasing its vulnerability to general adverse economic and industry conditions;

●	requiring it to dedicate a portion of its cash flow from operations to principal and interest payments on its indebtedness, thereby reducing the availability of cash flow to fund working capital, capital expenditures, acquisitions and investments and other general corporate purposes;

●	making it more difficult for it to optimally capitalize and manage the cash flow for its businesses;

●	limiting its flexibility in planning for, or reacting to, changes in its businesses and the markets in which it operates;

●	possibly placing it at a competitive disadvantage compared to its competitors that have less debt; and

●	limiting its ability to borrow additional funds or to borrow funds at rates or on other terms that it finds acceptable.

If distributors are unable to drive customers to their websites and/or NextTrip is unable to drive visitors to its websites, from search engines or otherwise, this could negatively impact transactions on the websites of NextTrip’s distributor websites as well as its own websites and consequently cause NextTrip’s travel revenue to decrease.

Many visitors find the distributors and NextTrip’s websites by searching for vacation rental information through Internet search engines. A critical factor in attracting visitors to NextTrip’s websites, and those of its distributors, is how prominently its distributors and NextTrip are displayed in response to search queries. Accordingly, NextTrip utilizes search engine marketing, or SEM, as a means to provide a significant portion of its visitor acquisition. SEM includes both paid visitor acquisition (on a cost-per-click basis) and unpaid visitor acquisition, which is often referred to as organic search.

NextTrip plans to employ search engine optimization, or SEO, to acquire visitors. SEO involves developing NextTrip’s websites in order to rank highly in relevant search queries. In addition to SEM and SEO, NextTrip may also utilize other forms of marketing to drive visitors to its websites, including branded search, display advertising and email marketing.

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The various search engine providers, such as Google and Bing, employ proprietary algorithms and other methods for determining which websites are displayed for a given search query and how highly websites rank. Search engine providers may change these methods in a way that may negatively affect the number of visitors to NextTrip’s distributors’ websites as well as its own websites and may do so without public announcement or detailed explanation. Therefore, the success of NextTrip’s SEO and SEM strategy depends, in part, on its ability to anticipate and respond to such changes in a timely and effective manner.

In addition, websites must comply with search engine guidelines and policies. These guidelines and policies are complex and may change at any time. If NextTrip or its distributors fail to follow such guidelines and policies properly, the search engine may cause NextTrip’s content to rank lower in search results or could remove the content altogether. If NextTrip or its distributors fail to understand and comply with these guidelines and policies and ensure their websites’ compliance, NextTrip’s SEO and SEM strategy may not be successful.

Unfavorable changes in, or interpretations of, government regulations or taxation of the evolving product offerings, Internet and e-commerce industries could harm NextTrip’s travel division operating results.

NextTrip has contracted for products in markets throughout the world, in jurisdictions which have various regulatory and taxation requirements that can affect its travel division operations or regulate the rental activity of property owners and managers.

Compliance with laws and regulations of different jurisdictions imposing different standards and requirements is very burdensome because each region has different regulations with respect to licensing and other requirements. NextTrip’s online marketplaces is accessible by travelers in many states and foreign jurisdictions. Compliance requirements that vary significantly from jurisdiction to jurisdiction impose added costs and increased liabilities for compliance deficiencies. In addition, laws or regulations that may harm NextTrip’s business could be adopted, or interpreted in a manner that affects its activities, including but not limited to the regulation of personal and consumer information and real estate licensing requirements. Violations or new interpretations of these laws or regulations may result in penalties, negatively impact NextTrip’s operations and damage its reputation and business.

In addition, many of the fundamental statutes and regulations that impose taxes or other obligations on travel and lodging companies were established before the growth of the Internet and e-commerce, which creates a risk of these laws being used, in ways not originally intended, that could burden property owners and managers or otherwise harm NextTrip’s business. These and other similar new and newly interpreted regulations could increase costs for, or otherwise discourage, owners and managers from listing their property with NextTrip, which could harm its business and operating results.

Furthermore, as NextTrip expands or changes the products and services that it offers or the methods by which it offers them, NextTrip may become subject to additional legal regulations, tax requirements or other risks. Regulators may seek to impose regulations and requirements on NextTrip even if it utilizes third parties to offer the products or services. These regulations and requirements may apply to payment processing, insurance products or the various other products and services NextTrip may now or in the future offer or facilitate through its marketplace. Whether NextTrip complies with or challenges these additional regulations, NextTrip’s costs may increase, and its business may otherwise be harmed.

If NextTrip is not able to maintain and enhance its NextTrip brand and the brands associated with each of its websites, its reputation and business may suffer.

It is important for NextTrip to maintain and enhance its brand identity in order to attract and retain property owners, managers, distributors and travelers. The successful promotion of its brands will depend largely on its marketing and public relations efforts. NextTrip expects that the promotion of its brands will require it to make substantial investments, and, as its market becomes more competitive, these branding initiatives may become increasingly difficult and expensive. In addition, NextTrip may not be able to successfully build its NextTrip brand identity without losing value associated with, or decreasing the effectiveness of, its other brand identities. If NextTrip does not successfully maintain and enhance its brands, it could lose traveler traffic, which could, in turn, cause property owners and managers to terminate or elect not to renew their listings with it. In addition, NextTrip’s brand promotion activities may not be successful or may not yield revenue sufficient to offset their cost, which could adversely affect NextTrip’s reputation and business.

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NextTrip’s long-term success depends, in part, on its ability to expand its property owner, manager and traveler bases outside of the United States and, as a result, its business is susceptible to risks associated with international operations.

NextTrip has limited operating and e-commerce experience in many foreign jurisdictions and is making significant investments to build its international operations. NextTrip’s plans to continue its efforts to expand globally, including potentially acquiring international businesses and conducting business in jurisdictions where it does not currently operate. Managing a global organization is difficult, time-consuming and expensive and any international expansion efforts that NextTrip undertakes may not be profitable in the near or long term or otherwise be successful. In addition, conducting international operations subjects NextTrip to risks that include:

●	the cost and resources required to localize its services, which requires the translation of its websites and their adaptation for local practices and legal and regulatory requirements;

●	adjusting the products and services it provides in foreign jurisdictions, as needed, to better address the needs of local owners, managers, distributors and travelers, and the threats of local competitors;

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being subject to foreign laws and regulations, including those laws governing Internet activities, email messaging, collection and use of personal information, ownership of intellectual property, taxation and other activities important to its online business practices, which may be less developed, less predictable, more restrictive, and less familiar, and which may adversely affect financial results in certain regions;

●	competition with companies that understand the local market better than NextTrip does or who have pre-existing relationships with property owners, managers, distributors and travelers in those markets;

●	legal uncertainty regarding its liability for the transactions and content on its websites, including online bookings, property listings and other content provided by property owners and managers, including uncertainty resulting from unique local laws or a lack of clear precedent of applicable law;

●	lack of familiarity with and the burden of complying with a wide variety of other foreign laws, legal standards and foreign regulatory requirements, including invoicing, data collection and storage, financial reporting and tax compliance requirements, which are subject to unexpected changes;

●	laws and business practices that favor local competitors or prohibit or limit foreign ownership of certain businesses;

●	challenges associated with joint venture relationships and minority investments;

●	adapting to variations in foreign payment forms;

●	difficulties in managing and staffing international operations and establishing or maintaining operational efficiencies;

●	difficulties in establishing and maintaining adequate internal controls and security over its data and systems;

●	currency exchange restrictions and fluctuations in currency exchange rates;

●	potentially adverse tax consequences, which may be difficult to predict, including the complexities of foreign value added tax systems and restrictions on the repatriation of earnings;

●	political, social and economic instability abroad, war, terrorist attacks and security concerns in general;

●	the potential failure of financial institutions internationally;

●	reduced or varied protection for intellectual property rights in some countries; and

●	higher telecommunications and Internet service provider costs.

Operating in international markets also requires significant management attention and financial resources. NextTrip cannot guarantee that its international expansion efforts in any or multiple territories will be successful. The investment and additional resources required to establish operations and manage growth in other countries may not produce desired levels of revenue or profitability and could instead result in increased costs.

The market in which NextTrip participates is highly competitive, and it may be unable to compete successfully with its current or future competitors.

The market to provide listing, search and marketing services for the travel industry is very competitive and dominated by key players, such as Expedia and Booking.com. In addition, the barriers to entry are low and new competitors may enter. All of the services that NextTrip’s plans to provide to property owners, managers and travelers, including listing and search, are provided separately or in combination by current or potential competitors. NextTrip’s competitors may adopt aspects of its business model, which could reduce its ability to differentiate its services. Additionally, current or new competitors may introduce new business models or services that NextTrip may need to adopt or otherwise adapt to in order to compete, which could reduce its ability to differentiate its business or services from those of its competitors.

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In addition, most of NextTrip’s current or potential competitors are larger and have more resources than we do. Many of its current and potential competitors enjoy substantial competitive advantages, such as greater name recognition in their markets, longer operating histories and larger marketing budgets, as well as substantially greater financial, technical and other resources. In addition, NextTrip’s current or potential competitors may have access to larger property owner, manager or traveler bases. As a result, its competitors may be able to respond more quickly and effectively than it can to new or changing opportunities, technologies, standards or owner, manager or traveler requirements. For all of these reasons, NextTrip may not be able to compete successfully against its current and future competitors.

If NextTrip is unable to introduce new or upgraded products, services or features that distributors, travelers or property owners and managers recognize as valuable, it may fail to (i) drive additional travelers to the websites of its distributors, (ii) drive additional travelers to its websites, (iii) retain existing property owners and managers, (iv) attract new property owners and managers, (v) retain existing distributors, and/or (vi) attract new distributors. NextTrip’s efforts to develop new and upgraded services and products could require it to incur significant costs.

In order to attract travelers to NextTrip’s distributors, as well as its own online marketplace while retaining, and attracting new, distributors, property owners and managers, NextTrip will need to continue to invest in the development of new products, services and features that both add value for travelers, distributors, property owners and managers and differentiate NextTrip from its competitors. The success of new products, services and features depends on several factors, including the timely completion, introduction and market acceptance of the product, service or feature. If travelers, distributors, property owners or managers do not recognize the value of NextTrip’s new services or features, they may choose not to utilize its products or list on its online marketplace.

Attempting to develop and deliver these new or upgraded products, services or features involves inherent hazards and difficulties, and is costly. Efforts to enhance and improve the ease of use, responsiveness, functionality and features of NextTrip’s existing websites have inherent risks, and it may not be able to manage these product developments and enhancements successfully. NextTrip may not succeed in developing new or upgraded products, services or features or new or upgraded products, services or features may not work as intended or provide value. In addition, some new or upgraded products, services or features may be difficult for NextTrip to market and may also involve unfavorable pricing. Even if it succeeds, it cannot guarantee that its property owners and managers will respond favorably.

In addition to developing its own improvements, NextTrip may choose to license or otherwise integrate applications, content and data from third parties. The introduction of these improvements imposes costs on it and creates a risk that it may be unable to continue to access these technologies and content on commercially reasonable terms, or at all. In the event NextTrip fails to develop new or upgraded products, services or features, the demand for its services and ultimately its results of operations may be adversely affected.

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NextTrip is exposed to fluctuations in currency exchange rates.

Because NextTrip plans to conduct a significant portion of its business outside the United States, but reports its results in U.S. dollars, NextTrip faces exposure to adverse movements in currency exchange rates, which may cause its revenue and operating results to differ materially from expectations. In addition, fluctuation in its mix of U.S. and foreign currency denominated transactions may contribute to this effect as exchange rates vary. Moreover, as a result of these exchange rate fluctuations, revenue, cost of revenue, operating expenses and other operating results may differ materially from expectations when translated from the local currency into U.S. dollars upon consolidation. For example, if the U.S. dollar strengthens relative to foreign currencies NextTrip’s non-U.S. revenue would be adversely affected when translated into U.S. dollars. Conversely, a decline in the U.S. dollar relative to foreign currencies would increase NextTrip’s non-U.S. revenue when translated into U.S. dollars. NextTrip may enter into hedging arrangements in order to manage foreign currency exposure, but such activity may not completely eliminate fluctuations in its operating results.

If NextTrip fails to protect confidential information against security breaches, or if distributors, property owners, managers or travelers are reluctant to use it online marketplace because of privacy or security concerns, NextTrip might face additional costs, and activity on its websites could decline.

NextTrip collects and uses personally identifiable information of distributors, property owners, managers and travelers in the operation of its business. NextTrip’s systems may be vulnerable to computer viruses or physical or electronic break-ins that its security measures may not detect. Anyone that is able to circumvent its security measures could misappropriate confidential or proprietary information, cause an interruption in NextTrip’s operations, damage its computers or those of its users, or otherwise damage NextTrip’s reputation and business. NextTrip may need to expend significant resources to protect against security breaches or to address problems caused by breaches. Security breaches of its systems, or the systems of third parties it relies upon, such as credit card processors, could damage its reputation and expose it to litigation and possible liability under various laws and regulations. Concern among distributors, property owners, managers and travelers regarding NextTrip’s use of personal information collected on its websites could keep them from using, or continuing to use, its online marketplace.

There are risks of security breaches both on NextTrip’s systems and on third party systems which store NextTrip’s information as it increases the types of technology that NextTrip uses to operate its marketplace, such as mobile applications. New and evolving technology systems and platforms may involve security risks that are difficult to predict and adequately guard against. In addition, third parties that process credit card transactions between NextTrip and property owners and managers maintain personal information collected from them. Such information could be stolen or misappropriated, and NextTrip could be subject to liability as a result. NextTrip’s property owners, managers and travelers may be harmed by such breaches, and NextTrip may in turn be subject to costly litigation or regulatory compliance costs, and harm to its reputation and brand. Moreover, some property owners, managers and travelers may cease using its marketplace altogether.

The laws of some states and countries require businesses that maintain personal information about their residents in electronic databases to implement reasonable measures to keep that information secure. NextTrip’s practice is to encrypt all sensitive information, but it does not know whether its current practice will be challenged under these laws. In addition, under certain of these laws, if there is a breach of NextTrip’s computer systems and NextTrip knows or suspects that unencrypted personal data has been stolen, it is required to inform any user whose data was stolen, which could harm its reputation and business. Complying with the applicable notice requirements in the event of a security breach could result in significant costs. NextTrip may also be subject to contractual claims, investigation and penalties by regulatory authorities, and claims by persons whose information was disclosed.

Compounding these legal risks, many states and countries have enacted different and often contradictory requirements for protecting personal information collected and maintained electronically. Compliance with these numerous and contradictory requirements is particularly difficult for NextTrip because it collects personal information from users in multiple jurisdictions. While it intends to comply fully with these laws, failure to comply could result in legal liability, cause NextTrip to suffer adverse publicity and lose business, traffic and revenue. If it were required to pay any significant amount of money in satisfaction of claims under these or similar laws, or if it were forced to cease its business operations for any length of time as a result of its inability to comply fully, NextTrip’s business, operating results and financial condition could be adversely affected.

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Cyber-attacks and system vulnerabilities could lead to sustained service outages, data loss, reduced revenue, increased costs, liability claims, or harm to NextTrip’s competitive position.

In the past, NextTrip has experienced targeted and organized malware, phishing, and account takeover attacks, and may in the future experience these and other forms of attack such as ransomware, SQL injection (where a third party attempts to insert malicious code into its software through data entry fields in its websites in order to gain control of the system) and attempts to use its websites as a platform to launch a denial-of-service attack on another party. NextTrip’s existing security measures may not be successful in preventing attacks on its systems. For instance, from time to time, it has experienced denial-of-service type attacks on its systems that have made portions of its websites slow or unavailable for periods of time. NextTrip’s existing IT business continuity and disaster recovery practices are less effective against certain types of attacks such as ransomware, which could result in its services being unavailable for an extended period of time, nullify its data, expose its payment card and personal data, or expose it to an extortion attempt.

Reductions in the availability and response time of its online services could cause loss of substantial business volumes during the occurrence of a cyber-attack on its systems and measures NextTrip may take to divert suspect traffic in the event of such an attack could result in the diversion of bona fide customers. These issues are more difficult to manage during any expansion of the number of places where NextTrip operates and the variety of services it offers, and as the tools and techniques used in such attacks become more advanced. NextTrip uses sophisticated technology to identify cybersecurity threats; however, a cyberattack may go undetected for a period of time resulting in harm to its computer systems and the loss of data. This could result in financial penalties being imposed by the regulators and reputational harm. NextTrip’s insurance policies have coverage limits and may not be adequate to reimburse it for all losses caused by security breaches. Successful attacks could result in significant interruptions in its operations, severe damage to its information technology infrastructure, negative publicity, damage its reputation, and prevent consumers from using its services during the attack, any of which could cause consumers to use the services of NextTrip’s competitors, which would have a negative effect on the value of its brands, its market share, business, and results of operations.

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If NextTrip’s systems cannot cope with the level of demand required to service its consumers and accommodations, it could experience unanticipated disruptions in service, slower response times, decreased customer service and customer satisfaction, and delays in the introduction of new services.

As an online business, NextTrip is dependent on the Internet and maintaining connectivity between itself and consumers, sources of Internet traffic, such as Google, and its travel service providers and restaurants. As consumers increasingly turn to mobile and other smart devices, NextTrip also depends on consumers’ access to the Internet through mobile carriers and their systems. Disruptions in internet access, especially if widespread or prolonged, could materially adversely affect its business and results of operations. While NextTrip maintains redundant systems and hosting services, it is possible that it could experience an interruption in its business, and it does not carry business interruption insurance sufficient to compensate NextTrip for all losses that may occur. NextTrip has computer hardware for operating its services located in hosting facilities around the world. It does not have a comprehensive disaster recovery plan in every geographic region in which it conducts business, and these systems and operations are vulnerable to damage or interruption from human error, misconduct, or catastrophic events. In the event of any disruption of service at such facilities or the failure by such facilities to provide its required data communications capacity, NextTrip may not be able to switch to back-up systems immediately and it could result in lengthy interruptions or delays in its services. NextTrip has taken and continues to take steps to increase the reliability and redundancy of its systems. These steps are expensive, may reduce its margins, and may not be successful in reducing the frequency or duration of unscheduled downtime.

Loss or material modification of NextTrip’s credit card acceptance privileges could have a material adverse effect on its business and operating results.

The loss of NextTrip’s credit card acceptance privileges could significantly limit the availability and desirability of its products and services. Moreover, if it fails to fully perform its contractual obligations, NextTrip could be obligated to reimburse credit card companies for refunded payments that have been contested by the cardholders. In addition, even when it is in compliance with these obligations, NextTrip bears other expenses including those related to the acceptance of fraudulent credit cards. As a result of all of these risks, credit card companies may require NextTrip to set aside additional cash reserves, may increase the transaction fees they charge it, or may even refuse to renew its acceptance privileges.

In addition, credit card networks, such as Visa, MasterCard and American Express, have adopted rules and regulations that apply to all merchants who process and accept credit cards and include the Payment Card Industry Data Security Standards, or the PCI DSS. Under these rules, NextTrip is required to adopt and implement internal controls over the use, storage and security of card data. It assesses its compliance with the PCI DSS rules on a periodic basis and makes necessary improvements to its internal controls. Failure to comply may subject NextTrip to fines, penalties, damages and civil liability and could prevent it from processing or accepting credit cards. However, NextTrip cannot guarantee that compliance with these rules will prevent illegal or improper use of its payment systems or the theft, loss or misuse of the credit card data.

The loss of, or the significant modification of, the terms under which NextTrip obtains credit card acceptance privileges could have a material adverse effect on its business, revenue and operating results.

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NextTrip currently relies on a small number of third-party service providers to host and deliver a significant portion of its services, and any interruptions or delays in services from these third parties could impair the delivery of its services and harm its business.

NextTrip relies on third-party service providers for numerous products and services, including payment processing services, data center services, web hosting services, insurance products for customers and travelers and some customer service functions. It relies on these companies to provide uninterrupted services and to provide their services in accordance with all applicable laws, rules and regulations.

NextTrip uses a combination of third-party data centers to host its websites and core services. It does not control the operation of any of the third-party data center facilities it uses. These facilities may be subject to break-ins, computer viruses, denial-of-service attacks, sabotage, acts of vandalism and other misconduct. They are also vulnerable to damage or interruption from power loss, telecommunications failures, fires, floods, earthquakes, hurricanes, tornadoes and similar events. NextTrip currently does not have a comprehensive disaster recovery plan in place nor does its systems provide complete redundancy of data storage or processing. As a result, the occurrence of any of these events, a decision by NextTrip’s third-party service providers to close their data center facilities without adequate notice or other unanticipated problems could result in loss of data as well as a significant interruption in its services and harm to its reputation and brand.

If NextTrip’s third party service providers experience difficulties and are not able to provide services in a reliable and secure manner, if they do not operate in compliance with applicable laws, rules and regulations and, with respect to payment and card processing companies, if they are unable to effectively combat the use of fraudulent payments on NextTrip’s websites, its results of operations and financial positions could be materially and adversely affected. In addition, if such third-party service providers were to cease operations or face other business disruption either temporarily or permanently, or otherwise face serious performance problems, NextTrip could suffer increased costs and delays until it finds or develops an equivalent replacement, any of which could have an adverse impact on its business and financial performance.

If NextTrip does not adequately protect its intellectual property, its ability to compete could be impaired.

NextTrip’s intellectual property includes the content of its websites, registered domain names, as well as registered and unregistered trademarks. NextTrip believes that its intellectual property is an essential asset of its business and that its domain names and its technology infrastructure currently give it a competitive advantage in the online market for ALR and other listings. If it does not adequately protect its intellectual property, its brand, reputation and perceived content value could be harmed, resulting in an impaired ability to compete effectively.

To protect its intellectual property, NextTrip relies on a combination of copyright, trademark, patent and trade secret laws, contractual provisions and its user policy and restrictions on disclosure. Upon discovery of potential infringement of its intellectual property, NextTrip promptly takes action it deems appropriate to protect its rights. It also enters into confidentiality agreements with its employees and consultants and seeks to control access to and distribution of its proprietary information in a commercially prudent manner. The efforts it has taken to protect its intellectual property may not be sufficient or effective, and, despite these precautions, it may be possible for other parties to copy or otherwise obtain and use the content of its websites without authorization. NextTrip may be unable to prevent competitors from acquiring domain names or trademarks that are similar to, infringe upon or diminish the value of its domain names, service marks and its other proprietary rights. Even if it does detect violations and decides to enforce its intellectual property rights, litigation may be necessary to enforce its rights, and any enforcement efforts it undertakes could be time-consuming, expensive, distracting and result in unfavorable outcomes. A failure to protect its intellectual property in a cost-effective and meaningful manner could have a material adverse effect on NextTrip’s ability to compete.

Effective trademark, copyright and trade secret protection may not be available in every country in which NextTrip’s offerings are available over the Internet. In addition, the legal standards relating to the validity, enforceability and scope of protection of intellectual property rights are uncertain and still evolving.

NextTrip may be subject to claims that it violated intellectual property rights of others, which are extremely costly to defend and could require NextTrip to pay significant damages and limit its ability to operate.

Companies in the Internet and technology industries, and other patent and trademark holders seeking to profit from royalties in connection with grants of licenses, own large numbers of patents, copyrights, trademarks and trade secrets and frequently enter into litigation based on allegations of infringement or other violations of intellectual property rights. There may be intellectual property rights held by others, including issued or pending patents and trademarks, that cover significant aspects of NextTrip’s technologies, content, branding or business methods. Any intellectual property claims against NextTrip, regardless of merit, could be time-consuming and expensive to settle or litigate and could divert its management’s attention and other resources. These claims also could subject it to significant liability for damages and could result in NextTrip having to stop using technology, content, branding or business methods found to be in violation of another party’s rights. It might be required or may opt to seek a license for rights to intellectual property held by others, which may not be available on commercially reasonable terms, or at all. If NextTrip cannot license or develop technology, content, branding or business methods for any allegedly infringing aspect of its business, it may be unable to compete effectively. Even if a license is available, it could be required to pay significant royalties, which could increase its operating expenses. NextTrip may also be required to develop alternative non-infringing technology, content, branding or business methods, which could require significant effort and expense and be inferior. Any of these results could harm its operating results.

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THE ACQUISITION

Overview

On October 12, 2023, we entered into the Exchange Agreement with NextTrip, the NextTrip Parent and the NextTrip Representative, pursuant to which, among other things and subject to the terms and conditions contained therein, we will acquire all of the outstanding capital stock of NextTrip from the NextTrip Parent in exchange for the issuance to the NextTrip Sellers of the Exchange Shares. Upon the closing of the Acquisition, the NextTrip Sellers will be issued a number of Exchange Shares (the Closing Shares) equal to 19.99% or our issued and outstanding shares of common stock immediately prior to the closing. Under the Exchange Agreement, the NextTrip Sellers may be entitled to receive additional Contingent Shares, subject to NextTrip’s achievement of future milestones specified in the Exchange Agreement. The Contingent Shares together with the Closing Shares will not exceed 6,000,000 shares of common stock. Assuming all the business milestones are achieved and no change in our outstanding shares as of September 30, 2023, the NextTrip Sellers will receive Exchange Shares equal to approximately 88.5% of the outstanding shares of our common stock immediately following the issuance of the Exchange Shares and Sigma stockholders immediately prior to closing of the Acquisition will retain the balance of approximately 11.5% of such outstanding shares. The Exchange Shares will be issued the NextTrip Sellers on a pro rata basis based on each NextTrip Seller’s ownership of NextTrip Parent prior to the completion of the Acquisition.

Upon completion of the Acquisition, NextTrip will become a wholly owned subsidiary of NextTrip, Inc. and the assets, liabilities, business and operations of NextTrip, Inc. will be primarily those of NextTrip and its wholly owned subsidiaries. See below for more detailed discussion of the terms of the Exchange Agreement.

The Acquisition Structure

Upon the closing of the Acquisition, the NextTrip Sellers will be issued a number of Exchange Shares equal to 19.99% or our issued and outstanding shares of common stock immediately prior to the closing. Under the Exchange Agreement, the NextTrip Sellers may be entitled to receive additional Contingent Shares, subject to NextTrip’s achievement of future business milestones as follows:

Milestone	Date Earned	Contingent Shares
Launch of NextTrip’s leisure travel booking platform by either (i) achieving $1,000,000 in cumulative sales under its historical “phase 1” business, or (ii) commencement of its marketing program under its enhanced “phase 2” business.	As of a date six months after the closing date	1,450,000 Contingent Shares

Launch of NextTrip’s group travel booking platform and signing of at least five (5) entities to use the groups travel booking platform.	As of a date nine months from the closing date (or earlier date six months after the closing date)	1,450,000 Contingent Shares

Launch of NextTrip’s travel agent platform and signing up of at least 100 travel agents to the platform (which calculation includes individual agents of an agency that signs up on behalf of multiple agents).	As of a date 12 months from the closing date (or earlier date six months after the closing date)	1,450,000 Contingent Shares

Commercial launch of PayDelay technology in the NXT2.0 system.	As of a date 15 months after the closing date (or earlier date six months after the closing date)	1,650,000 Contingent Shares, less the Exchange Shares issued at the closing of the Acquisition

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Alternatively, independent of achievement of the foregoing milestones, for each month during the 15-month period following the closing date in which $1,000,000 or more in gross travel bookings are generated by NextTrip, Inc., to the extent not previously issued, the Contingent Shares will be issuable in the order described above up to the maximum Exchange Shares issuable under the Share Exchange Agreement.

The Exchange Shares will be issued without registration under the Securities Act, in reliance upon an exemption from registration for transactions not involving a public offering and, as such, will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. Under Rule 144, the Exchange Shares generally may not be offered or sold publicly unless the Exchange Shares have been held for at least six months and subject to other conditions.

The Exchange Agreement provides that in the event our stockholders approve the Acquisition Proposal but not the Capital Increase Proposal, to the extent that we do not have sufficient authorized shares of common stock available for issuance of the Exchange Shares, in lieu thereof, we will issue shares of a new series of convertible preferred stock in form and substance satisfactory to the NextTrip Representative which, among other things, will provide for voting on an as-converted basis and will be automatically converted (on a one-for-one basis) into shares of our common stock once stockholder approval for an increase in our authorized shares of common stock has been obtained.

Separation of Certain Assets

The Exchange Agreement contemplates that Sigma will complete the Asset Sale with Divergent and, in its discretion, sell, transfer and assign some or all of the business and assets of Sigma that exist prior to the closing date of the Acquisition, subject to maintaining our listing on Nasdaq Sigma will keep NextTrip apprised of all actions by Sigma in these regards. Sigma has agreed in the Exchange Agreement that, if the Asset Sale has not occurred within 30 days following the closing date, Sigma will form a wholly owned subsidiary and assign the remaining assets to such entity.

Financial Accommodations

NextTrip agrees in the Exchange Agreement to provide a line of credit to Sigma in the amount up to $400,000, payable in tranches over the period ending four months following the date of the Exchange Agreement, or February 12, 2024, or the earlier termination of the Exchange Agreement; provided, however, that any additional capital raised by us following the date of the Exchange Agreement, including but not limited to via our At-the-Market Issuance Sales Agreement with Lake Street Capital Markets, LLC, shall proportionally reduce the maximum amount available under the line of credit on a dollar-for-dollar basis. The funding under the line of credit may be used by Sigma to support its operations, pay legal and accounting fees and other expenses incurred in connection with negotiation of, and transactions contemplated by, this Agreement and related agreements, and pay debts of Sigma.

Nasdaq Stock Market Listing

Our common stock is currently listed on Nasdaq under the symbol “SASI.” We have agreed to use commercially reasonable efforts to obtain approval for listing on Nasdaq of the Exchange Shares. Unless NextTrip and the NextTrip Parent both agree to waive such condition in writing, it is a condition to closing that the common stock be listed on Nasdaq and no reason shall exist as to why such listing shall not continue immediately following the closing.

Executive Officers and Directors of the Company Following the Closing of the Acquisition

The following table lists the names, ages and positions of the individuals who are expected to serve as executive officers and directors of the Company upon completion of the Acquisition:

Name	Age	Position
Executive Officers
William Kerby	66	Chief Executive Officer and Director
Frank Orzechowski	63	Chief Financial Officer

Non-Employee Directors
Salvatore Battinelli*	81	Director
Jacob Brunsberg	37	Director
Dennis Duitch*	78	Director
Kent Summers*	64	Director
Donald P. Monaco	71	Director

In the above table, the “*” denotes that our Board of Directors has determined that the director meets the independence requirements of the SEC and Nasdaq.

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We currently anticipate that Mark Ruport, who serves as Chairman of our Board of Directors, will resign as a director in connection with closing of the Acquisition, and that Donald P. Monaco will be appointed as a director to fill the vacancy created by Mr. Ruport’s resignation.

Biographical information for each of the current executive officers and members of the Board of Directors of the Company are included below under “Election of Directors.” Set forth below is biographical information for Mr. Kirby and Mr. Monaco.

William Kerby is the co-founder and Chief Executive Officer of NextTrip. Mr. Kerby has over two decades of experience in the travel and media industries, and approximately a decade of experience in the financial industry. He acted as the architect of the NextTrip model, overseeing the development and operations of the Travel, Real Estate and Television Media divisions of the company. Mr. Kerby served as Chief Executive Officer of Verus International, Inc., formerly Realbiz Media Group, Inc., from October 2012 until August 2015 and on the board of directors until April of 2016. From April 2002 to July 2008, Mr. Kerby served as the Chief Executive Officer of various media and travel entities that ultimately became part of Extraordinary Vacations Group. Operations included Cruise & Vacation Shoppes, Maupintour Extraordinary Vacations, Attaché Travel and the Travel Magazine - a TV series of 160 travel shows. From February 1999 to April 2002, Mr. Kerby founded and managed Travelbyus, a publicly- traded company on the TSX and Nasdaq Small Cap Market. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading-edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a market cap of over $900 million. From June 1989 to January 1999, Mr. Kerby founded and grew Leisure Canada – a company that included the Master Franchise for Thrifty Car Rental British Columbia, TravelPlus (a nationwide Travel Agency), Bluebird Holidays (an international tour company with operations in the U.S., Canada, Great Britain, France, South Africa and the South Pacific) and Canadian Traveler (a travel magazine). Leisure Canada was acquired in May 1998 by Wilton Properties, a Canadian company developing hotel and resort properties in Cuba. From October 1980 through June 1989, Mr. Kerby worked in the financial industry as an investment advisor. Mr. Kerby graduated from York University with a Specialized Honors Economics degree.

Mr. Monaco is a member of the Board of Managers of the NextTrip Parent. Mr. Monaco has approximately three decades of experience as an international information technology and business management consultant. He currently serves as the chief financial officer of Enderby Entertainment, a position he has held since January 2020, and as a director on their board (since March 2018). Mr. Monaco is the founder and owner of Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport in Duluth, Minnesota, serving airline, military, and general aviation customers since November 2005. Since January 2009, he has been appointed and reappointed by Minnesota Governors to serve as a Commissioner of the Metropolitan Airports Commission in Minneapolis-St. Paul, Minnesota, and currently serves as Chairman of the Operations, Finance and Administration Committee. Mr. Monaco is also the President and Chairman of the Monaco Air Foundation, Treasurer of Honor Flight Northland, Treasurer of the Duluth Aviation Institute, and a member of the Duluth Chamber of Commerce Military Affairs Committee. Mr. Monaco previously worked as an international information technology and business management consultant with Accenture in Chicago, Illinois for 28 years, and as a partner and senior executive for 18 of such years. From August 2011 to January 2023, Mr. Monaco served as a member of the board of directors of NextPlay (known as Monaker prior to June 2020), where he served as chairman of the board of directors from August 2018 to June 2021 and as co-chairman of the board from June 2021 to December 2021. He previously served as a director at Republic Bank in Duluth, Minnesota from May 2015 until October 2019. He also served on the Verus International, Inc., formerly RealBiz Media Group, Inc., board of directors from October 2012 until April 2016, serving as chairman of the board from August 2015 to April 2016. Mr. Monaco holds Bachelor’s and Master’s degrees in Computer Science Engineering from Northwestern University.

Effect of the Acquisition

Pursuant to the Exchange Agreement, among other things and subject to the terms and conditions contained therein, we will acquire all of the outstanding capital stock and other equity interests of NextTrip from the NextTrip Parent in exchange for the issuance to the NextTrip Sellers of the Exchange Shares. The Exchange Shares will be allocated among the NextTrip Sellers pro-rata based on each NextTrip Seller’s ownership of NextTrip Parent prior to the completion of the Acquisition. Upon completion of the Acquisition, the Sigma stockholders immediately prior to the Acquisition will retain ownership of their shares of our common stock.

Effect if the Acquisition is Not Completed

If the Acquisition Proposal is not approved at the Annual Meeting, or the Acquisition is not completed for any reason, we intend to proceed with the Asset Sale and may undertake to windup and dissolve the Company unless another strategic transaction such as a reverse merger transaction materializes. Completion of the Acquisition is part of our plan submitted to Nasdaq to regain compliance with Nasdaq’s minimum stockholders’ equity requirement. If the Acquisition is not completed, it is likely that our common stock would be delisted from Nasdaq, with all the attendant risks described in the “Risk Factors Relating to the Acquisition” section of this proxy statement. Furthermore, if the Acquisition is not completed, the price of Sigma’s common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Sigma’s common stock would reach the price implied in the Acquisition or at which it trades as of the date we announced the Exchange Agreement or the date of this proxy statement. Accordingly, if the Acquisition is not completed, there can be no assurance as to the effect on the future value of your shares of our common stock.

Reasons for the Acquisition

In evaluating the Acquisition and recommending that Sigma’s stockholders vote in favor of approval of the Acquisition Proposal, the Board, in consultation with Sigma’s senior management, outside legal counsel and financial advisors, considered numerous positive factors relating to the Exchange Agreement, the Acquisition and the other transactions contemplated thereby including the following material factors:

●	Sigma’s inability to generate sufficient revenues or raise needed capital to sustain its current business and operations and the prospects for NextTrip to do so;

●	the experience of NextTrip’s executive management and prospects for growth in NextTrip’s business through acquisitions or otherwise;

●	The extensive processes conducted by Sigma and its financial advisers over approximately the last year prior to entering into the Exchange Agreement involving a broad group of potential strategic and financial investors and acquirers, which led to no proposal that our Board considered as favorable to Sigma stockholders as the Acquisition and other transactions contemplated by the Exchange Agreement, including the Asset Sale; and

●	The terms and conditions of the Exchange Agreement and related transaction documents, including:

●	The fact that the Sigma stockholders will retain their ownership of Sigma shares following the Acquisition, which would constitute approximately 11.5% of Sigma shares assuming the issuance of all the Contingent Shares and no other change in our outstanding shares as of September 30, 2023;

●	the requirement that the Acquisition Proposal be approved by the stockholders of Sigma;

●	the fact that the Exchange Agreement provides in the event our stockholders approve the Acquisition Proposal but not the Capital Increase Proposal, to the extent that we do not have sufficient authorized shares of common stock available for issuance of the Exchange Shares, in lieu thereof, we will issue shares of a new series of convertible preferred stock in form and substance satisfactory to the NextTrip Representative which, among other things, will provide for voting on an as-converted basis and will be automatically converted (on a one-for-one basis) into shares of our common stock once stockholder approval for an increase in our authorized shares of common stock has been obtained;

●

the fact that the Exchange Shares will be issued in a transaction exempt from registration under the Securities Act and will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act;

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●

the fact that the future issuance of the Contingent Shares and appointment of additional directors designated by the NextTrip Representative will be subject to NextTrip’s achievement of significant business and operational milestones;

●	the fact that NextTrip agrees in the Exchange Agreement to provide Sigma up to $400,000 of bridge financing to facilitate the Acquisition, subject to certain limitations;

●	the fact that the closing of the Acquisition does not involve a change in control of the Company for Nasdaq and other corporate purposes (although it may result in a future change in control as a result of the issuance of the Contingent Shares, if any);

●	the fact that William Kerby will become the Chief Executive Officer and Donald P. Monaco will become a director of NextTrip, Inc. in connection with the Acquisition and that the other current executive officers of NextTrip will continue to serve as its officers following the Acquisition; and

●	The fact that the Board received and considered the fairness opinion of Lake Street.

In the course of reaching the determinations and decisions and making the recommendation described above, the Board, in consultation with Sigma’s senior management, outside legal counsel and financial advisors, considered the risks and potentially negative factors relating to the Exchange Agreement, the Acquisition and the other transactions contemplated thereby, including the following material factors:

●	The possibility that the completion of the Acquisition may be delayed or not occur at all, and the likelihood that the dissolution and liquidation of the Company may be its only viable alternative and the adverse impact such events would have on the value of Sigma common stock to our stockholders.

●	Our Board’s belief that the potential benefits of the Acquisition and the other transactions contemplated by the Exchange Agreement, including the Asset Sale, outweighed the risks and uncertainties of the Acquisition.

The foregoing discussion of factors considered by the Board is not intended to be exhaustive but is a summary only of the material factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the Acquisition, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented.

Background of the Acquisition

At the beginning of 2022, management recognized that with deteriorating capital markets, the Company’s ability to raise funds to continue its software-only product development path had become and would continue to be increasingly difficult. To address these external market conditions, the Company’s management and Board of Directors commenced an assessment of our business, financial condition, results of operations and prospects. We began to accelerate the software-only product completion, identified opportunities to operate in a leaner, more cost-efficient manner, and reviewed other opportunities including inorganic options.

On November 11, 2022, we filed with the SEC our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, in which we reported a perceived trend toward consolidation in the additive manufacturing, or AM, industry as companies aligned for profitability and that a connection with a strategic partner might augment our ability to scale, support the greater AM marketplace needs, and create shareholder value. We also reported that alignment with a strategic partner might allow for common growth, vision, and funding of the company to achieve its mission, and provide an opportunity for other strategic relationships, including potential acquisitions. From our assessment, it was determined that the primary path to accelerate growth was to align with a strategic investor in the industry that was also interested in potential market consolidation through follow-on mergers and acquisitions, or M&A. We also stated that we were engaged in identifying sources of financing either in the form of equity or debt, or a combination thereof, but that no assurance could be given as to the availability of such financing, or, if available, that such financing would be on terms acceptable to us.

Management subsequently identified approximately 20 candidates for a potential strategic investment in Sigma. After initial talks, management engaged in further discussions with three candidates that expressed the greatest interest in the opportunity and corresponding strategy. We received a verbal commitment for an investment from a candidate, but after a decline in Sigma’s market capitalization the candidate indicated that it could not provide the cash that it believed would be necessary to accomplish the parties’ strategic objectives. Given the decline in Sigma’s market capitalization, management was unable to secure another strategic investor, and the decision was made to pivot to a strategic alternatives process with the Lake Street’s assistance, which included a possible sale of the company and other M&A opportunities. This process yielded a number of options; however, we were unable to find a buyer for the entire business. As such, we determined that our best opportunity to maximize shareholder value would be to target a reverse merger, acquisition, or similar transaction in connection with an asset sale. We employed Armanino, LLP as advisors in the asset sale process in parallel with Lake Street’s M&A work.

After a thorough process in which over 120 companies were contacted, including for both M&A and an asset sale, management and our Board of Directors, in consultation with our advisors, determined that the combination of the Acquisition and the Asset Sale was the best possible strategy for our shareholders and the Company. Following are further details on this process.

The following chronology summarizes key meetings and events that led to the signing of the Exchange Agreement. This chronology does not purport to catalogue every conversation of, by, with or among members of the Board of Directors, the Company’s management, the Company’s financial advisors, legal advisors or other representatives or any other person.

Historically, the Company’s focus has been on solving the complex and challenging problem of how to best assure the high quality of metal parts manufactured in laser powder bed additive manufacturing, or 3D, printing, machines. In 2022, we shifted our business model from selling perpetual licenses of our combined hardware and software solution to subscription-based licenses and began the development of a suite of software-only product offerings, which we believed would transform our business by providing a scalable, cost-effective solution to our customers that can be more broadly connected to OEM’s, hardware, and software partners.

Beginning in April 2022, at the direction of our executive team and Board of Directors, we commenced an assessment of our business, financial condition, results of operation and prospects, including the acceleration of our development of a software-only product, pursuit of a software partner with a simpler solution to quality control in additive manufacturing, or AM, based on camera technology to bundle with our product, reducing operating expenses to conserve cash and assessment of a potential strategic investment in the Company to raise working capital which we estimated would be needed to support our business and operations through the end of the year and into 2023.

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In August 2022, management began considering ways to further reduce operating expenses, including a reduction in workforce and severance plan, and potential strategies to raise funds to augment our working capital, including a possible equity line of credit, restructuring of our outstanding warrants in exchange for the warrant holders’ exercise of the warrants and rights offering to our stockholders.

In September 2022, we determined to seek to engage an investment bank to assist in a possible bridge financing to a strategic investment in the Company by potential AM industry partners which had expressed interest in the Company with a view to entering into a letter of intent by the end of November and completing an investment in the range of $3 million to $4 million in exchange for approximately 20% of the common stock of the Company by the end of the year, if possible. We also continued to consider possible joint product development opportunities, mergers, acquisitions, and the potential sale of the Company.

On November 11, 2022, we filed with the SEC our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, in which we reported a perceived trend toward consolidation in the additive manufacturing, or AM, industry as companies align for profitability and that a connection with a strategic partner might augment our ability to scale, support the greater AM marketplace needs, and create stockholder value. We also reported that alignment with a strategic partner might allow for common growth, vision, and funding of the company to achieve its mission, and provide an opportunity for other strategic relationships, including potential acquisitions. In the same Quarterly Report, we stated our updated estimate that our existing cash on hand, together with expected revenue, would be sufficient to fund our anticipated operating costs and capital expenditure requirements through at least the first quarter of 2023. We also stated that we were engaged in identifying sources of financing either in the form of equity or debt, or a combination thereof, but that no assurance could be given as to the availability of such financing, or, if available, that such financing would be on terms acceptable to us.

Management subsequently identified a list of approximately 20 candidates for a potential strategic investment in Sigma. After initial talks, management engaged in further discussions with three candidates that expressed the greatest interest in the opportunity and corresponding strategy. We received a verbal commitment for an investment from one candidate, but after a decline in Sigma’s market capitalization the candidate indicated that it could not provide the cash that it believed would be necessary to accomplish the parties’ strategic objectives. None of the leading candidates submitted a proposal to invest in the company. During the same period, we separately pursued a possible stand-alone financing with several potential investors, including certain existing security holders of the company, prospective underwriters and institutional investors, as a bridge to a potential strategic transaction. Management was advised by the prospective underwriters, however, that it would be necessary to restructure our outstanding shares of convertible preferred stock and certain outstanding warrants in order to facilitate a possible financing.

Our Board of Directors continued meeting at least monthly through December 2022 to assess our financial condition, cash burn rate and prospects for completing a financing to raise needed working capital and the possible alternatives for preserving and possible increasing stockholder value. At a meeting of our Board of Directors on December 6, 2022, our Board of Directors approved the engagement of an investment bank to serve as underwriter or placement agent in connection with a possible public offering or private placement.

At a meeting of our Board of Directors on December 20, 2022, management reported that our bankers had advised management that it would be necessary to restructure our outstanding shares of convertible preferred stock and certain outstanding warrants to purchase common stock to modify or eliminate certain anti-dilution provisions in order to facilitate a possible financing and that management and representatives of the investment bank had reached out to the lead holder of the convertible preferred stock and warrants to discuss the terms on which it and the other holders might be willing to restructure their preferred shares and warrants to facilitate a possible financing, as well as the lead holder’s interest in participating in a possible financing.

At a meeting of our Board of Directors on January 3, 2023, management reported on the status of ongoing talks with potential strategic investors, including one potential investor that indicated it would insist on a right of first refusal to acquire the Company as part of any investment and that the leading potential strategic investor had scheduled a meeting of its board of directors on January 25, 2023 to decide whether to pursue an investment in the Company. Management also reported on its talks with prospective investment banks regarding a possible sale of the Company and recommended that our Board of Directors decide by the end of the month whether to pursue a sale of the Company if no commitment were forthcoming from one or more potential strategic investors. At the same meeting, management discussed the economic terms of a proposal by the lead holder of the Company’s outstanding warrant to restructure the warrants to facilitate a possible financing, which terms were unaffordable by the Company and therefore unacceptable to our Board of Directors.

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At the next meeting of our Board of Directors on January 10, 2023, management reported that one of the two or three leading potential strategic investors had declined to pursue an investment in the Company, that the venture capital arm of another leading potential strategic investor had expressed interest in a possible investment, and that management was responding to follow-up questions from another leading potential strategic investor.

At meetings of our Board of Directors on January 17 and January 24, 2023, among other things: management reported that (1) a technical product review by one of the leading potential strategic investors was scheduled this month, a meeting regarding possible deal structure was scheduled this month with another leading potential strategic investor, and two potential strategic investors were scheduled to meet regarding a possible co-investment in the Company, (2) management expected to hear by January 27, 2023 from the leading potential strategic investor regarding the outcome of the January 25, 2023 meeting of its board of directors, and (3) management was in talks with the holder of the outstanding shares of Series D Convertible Preferred Stock of the Company regarding the conversion of the shares.

On January 27, 2023, we reported in a Current Report on Form 8-K our agreement to issue to the holder of the remaining outstanding shares of our Series D Preferred Stock a warrant to purchase common stock in consideration of the holder’s agreement to convert, in full, its shares of Series D Preferred Stock. After several rounds of discussions, however, we were unable to reach an agreement with the holders of our outstanding warrants to restructure the warrants in order to facilitate a possible financing in terms that would be acceptable to the business. In light of this development, rising interest rates and deteriorating capital market conditions, management was advised by our prospective underwriter that it was unlikely that we would be able to raise capital in the public or private market in the near term. Also on January 27, 2023, we reiterated our previous advice that alignment with a strategic partner may allow for common growth, vision, and funding of the company, as well as an opportunity for other strategic relationships, including potential acquisitions, and that we had recently furloughed several of our workforce to conserve existing cash while we continued to pursue possible strategic or financing transactions.

Our Board of Directors continued to meet weekly or twice weekly through February 2023 during which time: (1) the venture capital arm of the second leading potential strategic investor declined to invest in the Company purportedly because the investment would be inconsistent the its investment strategy, which may have affected the leading potential strategic investor’s decision to also decline to invest or to pursue an acquisition of the Company; (2) a multi-party investment by other potential strategic investors proved too complicated; (3) our Board of Directors determined that a sale of the Company appeared to be the best option reasonably available to preserve or enhance stockholder value; (4) the Company’s launch of its software-only product was still on schedule for the end of the second quarter, but it would take time for any resulting revenues to materialize; (5) our Board of Directors authorized management to undertake to sell the Company along with exploration of other strategic alternatives, approved Lake Street’s engagement as financial advisor in connection with a possible sale and reviewed and considered a list of approximately 65 potential acquirers identified by Lake Street and management, with an emphasis on those that have previously expressed a possible interest in a possible acquisition of the Company and goal of securing a commitment for the acquisition of the Company by the end of April; and (6) management continued to consult with the prior engaged investment bank about a possible capital raise if circumstances permitted.

On March 1, 2023, we issued a press release and reported in a Current Report on Form 8-K that we had retained Lake Street Capital Markets, or Lake Street, as our financial advisor in connection with the consideration of a range of strategic alternatives designed to enhance stockholder value, including a possible strategic investment, acquisition, merger, business combination or similar transaction.

At meetings of our Board of Director held on March 7, 2023 and March 14, 2023, among other things, management reported that (1) all or substantially all of approximately 68 potential acquirers had been contacted by management and representatives of Lake Street, follow up meetings or calls were conducted with approximately 10% to 15% of those contacted, and at least one contact indicated an interest in a possible acquisition strictly on an earn-out basis but no contact had submitted an acquisition proposal, (2) the Company retained bankruptcy counsel to consider possible options should that become necessary, (3) management reported that the Company’s annualized “burn rate” had been reduced to approximately $6.6 million from approximately $9 million in 2022 and that the Company’s cash might be sufficient to last through May 31, 2023, (4) and management reported that it was exploring a possible loan financing secured by the Company’s intellectual property, or IP.

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At a meeting of our Board of Directors held on March 28, 2023, management reported that it and Lake Street were in talks with a few of the most promising potential acquirers who expressed interest in a possible acquisition based on a strategy developed by management involving a reduced workforce of a small core group of employees and substantially reduced burn rate. Management also reported that the talks suggested a lack of interest in acquiring the Company due to: (1) the AM industry continues to be largely unprofitable; (2) most potential strategic acquirers are unprofitable, so there is no value to them of the Company’s accumulated net operating losses, or NOLs; (3) the Company is not large enough to have a significant financial and market impact for potential acquirers in short term; and (4) potential financial buyers such as private equity, or PE, firms have experienced substantial declines in the value of their portfolio companies and have little or no appetite for new acquisitions unless already EBITDA positive.

On April 6, 2023, we retained Armanino LLC, or Armanino, as our advisor in connection with the possible dissolution and winding up of the Company, and at a meeting of our Board of Directors on April 11, 2023 representatives of Armanino gave a presentation regarding the process for dissolving and liquidating a distressed company and the principal elements of the dissolution and winding up process and their related services. At the same meeting, management reported that Lake Street had sent bid process letters to prospective acquirers setting forth an April 28, 2023 deadline for submitting letters of intent or other indications of interest in acquiring the Company.

On April 13, 2023, we reported in a Current Report on Form 8-K that on April 13, 2023 Nasdaq notified us that the Nasdaq Staff has granted us an additional 180 calendar day period, or until October 9, 2023, to regain compliance with Nasdaq’s minimum bid price continued listing standard based on our meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market with the exception of the bid price requirement, and our written notice of our intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. We also reported that, according to Nasdaq’s notice, if we choose to implement a reverse stock split, it must be completed no later than ten business days prior to October 9, 2023 to timely regain compliance.

At a meeting of our Board of Directors on April 18, 2023, management reported on receipt of an informal offer from one of the leading prospective strategic acquirers to purchase the Company for $100,000 in cash and an unspecified earn-out amount. Management did not consider this a viable offer, because the Company’s cash on hand and the $100,000 upfront payment would not be sufficient to cover the Company’s current liabilities and anticipated costs and expenses pending the possible acquisition. Management also reported that Lake Street advised management that it may not be possible to obtain a fairness opinion regarding such an acquisition because of uncertainties regarding the earn-out. Management also indicated that the list of possible acquirers had been reduced to approximately 20, including three “leading” potential strategic acquirers and a possible “reverse merger” candidate, and discussed the status of the Company’s ongoing software-only product development efforts.

At a meeting of our Board on May 12, 2023, management and representatives of Lake Street reported that the strategic review process had resulted in four letters of intent, or LOIs, to acquire the Company, with each offer involving different terms, structures, values, and timeframes. Management noted that the Company had enough cash to continue operations through mid-July and possibly longer assuming certain remaining employees were furloughed. Lake Street representatives noted that Lake Street had undertaken an exhaustive process to identify approximately 86 potential acquirers, of which 32 elected to receive a bid process letter, which resulted in the four LOIs, which were summarized as follows: (1) acquirer A offered $100,000 cash upfront plus an earnout based upon achieving certain pre-defined milestones; due to the uncertainty of the earn-out amounts, if any, Lake Street would likely be unable to opine on the fairness opinion of the transaction; (2) acquire B proposed to offer Sigma shareholders the option to receive cash or equity consideration at a 20% premium to the current market capitalization of the Company as part of a larger rollup strategy that would require acquirer B to raise $70 million to $90 million and its diligence of the Company would not begin until at least late June; (3) acquirer C proposed a reverse merger in which the Company would acquire 100% of the outstanding equity of acquirer C in exchange for shares of common stock of the Company constituting approximately 97% of the Company, with Sigma shareholders and other equity holders retaining approximately 3% of the Company; the transaction would be contingent upon acquirer C and Sigma raising at least $10 million in a private investment in public equity, or PIPE, immediately prior to or concurrent with the closing of the transaction; and (4) acquirer D, a publicly traded company, proposed an all-stock transaction in which it would issue shares of its common stock at a slight premium to Sigma’s market capitalization in exchange for the outstanding equity interests of Sigma; the proposal involved no bridge financing to the Company or cash payment to Sigma shareholders. It was noted that the proposals from acquirer B and C could potentially provide a return to Sigma shareholders in excess of the current value of their investment in Sigma, but that the potential return would have to be weighed against the probability of completing each transaction. Management and its advisers considered the proposal from acquirer A, given its low upfront cash offer of $100,000, was in the nature of a wind-down option, and that if the Company were to proceed on this path, there were several original equipment manufacturers, or OEMs, that had expressed interest in licensing the Company’s intellectual property. Management also noted that three other potential bidders had not committed to submitting a LOI.

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Our Board met on June 16, 2023, along with representatives of Lake Street, Armanino, the Company’s outside counsel and special bankruptcy counsel. At the meeting, management reported that acquirer C had decided not to move forward with their proposed reverse merger transaction, citing as the primary reason the inability and uncertainty to securing $10 million in committed funding concurrent with the closing of the transaction. Acquirer C’s management suggested, however, that they would reconsider moving forward if the $10 million commitment could be secured by the Company. At the same meeting, management reported that they had met with management of acquirer D to discuss their unwillingness to include any cash as part of their proposal made it difficult for the Company to entertain, because at least a portion of the acquirer D shares to be issued in the proposed transaction would have to be converted to cash by the Company in order to settle liabilities at closing.

At a meeting of our Board on June 28, 2023, management reported that acquirer D was interested in purchasing Sigma’s IP and source code only, and reduced by two-thirds the number of shares of acquirer D common stock it would be willing to issue to acquire the Company’s assets. After discussion, the directors concluded that the new proposal was significantly below the market capitalization of the Company and should be rejected. Management also noted that they were still in talks with OEMs and other interested parties regarding a possible purchase of the Company’s IP and would be reaching out to other prospective purchasers with Armanino’s assistance.

Our Board met on July 13, 2023 together with representatives of Lake Street, Armanino, the Company’s outside counsel and special bankruptcy counsel. Management noted that due to the substantially reduced proposal from acquirer D, management Company had pivoted to explore a sale of assets in order to seek the most value reasonably available for creditors and stockholders of the Company and that Armanino was leading the process and had begun to reach out to parties that had expressed interest in the previous rounds of discussions. It was reported that a new process letter had been sent to potentially interested parties with a deadline to respond of July 28th. At the same meeting, management reported that two new companies had expressed an interest in an M&A transaction with the Company and any remaining post-sale assets; an agricultural technology, or AgTech, company whose shares are listed on the OTCQB tier of the OTC Market; and a privately held biotech diagnostics company. Management indicated that it and the Company’s advisers would pursue talks with the two companies in parallel with the asset sale process and would explore these and any other options in connection with asset sale exploration.

On July 20, 2023, we reported in a Current Report on Form 8-K that our management and Lake Street had undertaken to solicit indications of interest in a possible strategic transaction from approximately 90 potential strategic and financial acquirers, including many companies in the AM industry in the U.S. and Europe. Approximately a third of the potential acquirers who responded subsequently entered into confidentiality agreements, or CDAs, to facilitate discussions with our management and advisers and diligence regarding a possible strategic transaction, including the possible merger or acquisition of the company, the sale of all or part of the company’s business and assets, and a possible bridge financing to allow the company to retain its key employees and preserve its customers and other business pending a possible transaction.

A meeting of our Board was held on August 2, 2023 with representatives of Armanino and Lake Street and the Company’s outside counsel for purposes of (1) reviewing the status of the asset sale process, (2) reviewing proposed LOIs for a possible M&A transaction, (3) hearing management’s recommendations regarding the possible transaction and (4) considering the implementation of an “at-the-market,” or ATM, facility. The Armanino representatives reported they had contacted over 120 companies with some indicated interest in additive manufacturing regarding their interest in a possible purchase of Sigma assets. Of those contacted, 40 companies entered into non-disclosure agreements, or NDAs, and 14 of such companies were provided access to the Company’s virtual data room. Subsequently Armino received four LOIs to purchase assets consisting primarily of the Company’s IP portfolio, trademarks, source code and documentation and one verbal indication of interest in a potential licensing agreement in India. The companies submitting LOIs included acquirers A and D and an OEM referred to herein as acquirer E with which management and its advisors had been in previous talks regarding a potential strategic transaction, and Divergent Technologies, Inc., or Divergent, a privately held AM industry company, which was a relative newcomer to the process.

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At the August 2, 2023 meeting, Lake Street representatives reviewed with the directors the status of LOIs regarding a potential acquisition transaction from the AgTech company whose shares are quoted on the OTCQB tier of the OTC Market and the privately held biotech diagnostics company with which Lake Street has been in previous discussions, and NextTrip, an online travel company. It was noted that the AgTech company’s proposal contemplated that Sigma shareholders and other equity holders would retain ownership of approximately 8.25% of the post-transaction Company, which would imply a value of Sigma of approximately $2.6 million. The Lake Street representatives indicated that in their experience AgTech companies are currently difficult to finance, because of their capital-intensive nature and low operating margins, and that Nasdaq had increased its scrutiny of recent OTC-uplist transactions. As for the biotech diagnostics company’s proposal, the Lake Street representatives noted that the post-merger value of the transaction would be approximately $37 million, with $5 million ascribed to Sigma shareholders and other equity holders, and $32 million to the biotech diagnostics company’s equity holders. Although the LOI referred to the availability of bridge financing to Sigma, no amount was specified. The Lake Street representatives noted the BioTech industry was viewed by professional investors as very speculative and was also difficult to finance at present, with deals typically being highly structured.

The Lake Street representatives also reviewed with the directors the terms of the LOI from NextTrip, which valued Sigma at approximately $4.2 million, or $8.00 (post-reverse stock split) per outstanding share of common stock, in a transaction in which Sigma would acquire NextTrip in exchange for the issuance of shares of Sigma common stock. Sigma shareholders would retain approximately 8.25% of the combined Company post-transaction. The LOI contemplated that NextTrip would provide Sigma with a $200,000 line of credit under which up to $50,000 would be advanced per month pending the closing of the transaction. The Lake Street representatives noted the travel industry is currently in favor with investors as travel has increased substantially since the COVID-19 epidemic and may be easier to finance than the other industries discussed at the meeting. They noted further that NextTrip has a seasoned management team with public company experience who have been known to Lake Street for some time, and that in Lake Street’s view the proposed transaction has attractive upside potential to Sigma stockholders. Management and the Company’s advisers also noted with favor that NextTrip’s LOI would allow for the possible sale of assets being considered by the Company. In concluding its presentation, the Lake Street representatives reported that a current warrant holder of the Company had contacted Lake Street indicating an interest in submitting a last-minute LOI regarding an unspecified transaction, but that the warrant holder typically deals in highly structured transactions involving antidilution features.

The directors proceeded to discuss the multiple LOIs and whether, among other things, NextTrip was familiar with the Company’s equity holders and the nature of the Company’s outstanding warrants, which management and the Lake Street representative confirmed. The directors also discussed whether the combined post-acquisition company was likely to meet applicable Nasdaq listing requirements. Management and the Lake Street representatives indicated that these requirements had not yet been fully analyzed, but the parties understood that compliance with applicable Nasdaq would be a condition to the transaction. Management thereupon recommended to the directors that the Company pursue NextTrip’s proposal, which management believed to have the best potential to optimize shareholder value, aligned well with the Company’s timing, provided for bridge financing to the Company, and featured a seasoned management team with public company experience. As a contingency plan, should the dealings with NextTrip fail, management and the Company’s advisers would seek to re-engage with the AgTech company, the cancer diagnostics company and other potential acquirers.

On August 3, 2023, we received a summary, non-binding LOI from an investment bank on behalf of a biotech company regarding a $2 million to $3 million investment in convertible preferred stock of the Company priced at market for 51% of the Company on as as-converted basis and the right to designate four of five directors of the Company.

In our Quarterly Report on Form 10-Q filed with the SEC on August 14, 2023, we reported that since the filing of the Current Report on July 20, 2023, we received additional written, non-binding proposals as well as revised previous proposals to purchase certain assets of the Company or acquire the Company in a merger or reverse merger transaction. We also reported we were continuing to work towards definitive agreements with interested parties.

On August 22, 2022, we reported in a Current Report on Form 8-K that on August 17, 2023 we received notice from Nasdaq that because our stockholders’ equity as of June 30, 2023 was $2,391,289, we no longer complied with Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain a minimum stockholders’ equity of $2,500,000 and did not meet the alternatives of market value of listed securities or net income from continuing operations. The notice stated that under Nasdaq Rules, we would have 45 calendar days to submit a plan to regain compliance and that if our plan is accepted, Nasdaq can grant us an extension of up to 180 calendar days from the date of the notice to evidence compliance.

In our Current Report on Form 8-K filed on August 22, 2023, we also reiterated that, as disclosed in our Form 10-Q filed with the SEC on August 14, 2023, we had received several written, non-binding proposals to purchase certain assets of the Company or acquire the Company in a merger or reverse merger transaction and were continuing to work towards such definitive agreements with interested parties. We also reported management’s belief that successful completion of these transactions would enable the Company to regain compliance with Nasdaq’s minimum stockholders’ equity requirement and that we would submit our plan to Nasdaq to regain compliance.

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Management and our advisors subsequently conducted diligence regarding NextTrip and negotiated non-binding letters of intent, or LOIs, with Divergent and NextTrip which were approved by our Board of Directors at meetings held on August 25, 2023 and September 1, 2023, respectively.

On September 7, 2023, we issued and joint press release with NextTrip announcing the signing of a non-binding LOI to acquire all the capital stock of NextTrip in exchange for the Exchange Shares. We also announced the signing of a non-binding LOI to sell IP assets related to our additive quality assurance product to a strategic buyer.

Management and our advisors subsequently engaged in negotiations with Divergent and NextTrip and their advisors regarding a definitive Asset Purchase Agreement and definitive Exchange Agreement.

On September 22, 2023, we reported in a Current Report on Form 8-K that on September 22, 2023, we effected a 1-for-20 reverse stock split, which we refer to in this proxy statement as the Reverse Split, of the issued and outstanding shares of our common stock and a corresponding decrease in the authorized shares of our common stock.

On October 6, 2023, our Board of Directors unanimously approved the Asset Purchase Agreement with Divergent and received management’s update on the status of negotiation of the proposed Exchange Agreement with NextTrip.

On October 12, 2023, our Board of Directors met with management and representatives of Lake Street and of our outside counsel to consider the approval of the proposed Exchange Agreement. At the meeting, the Lake Street representatives summarized the terms of the proposed Acquisition and rendered its oral opinion regarding the fairness of the Acquisition from a financial point of view to the stockholders of the Company based on its fairness evaluation and discussed the assumptions underlying its evaluation. At the meeting, our Board of Directors requested that Lake Street deliver its written fairness opinion and unanimously approved the Exchange Agreement and authorized management to sign and deliver the Exchange Agreement.

On October 12, 2023, Lake Street delivered its written fairness opinion to our Board of Directors, and we signed and delivered the Exchange Agreement.

On October 13, 2023, we issued a press release and filed a Current Report on Form 8-K to report that we had entered into the Exchange Agreement with respect to the Acquisition.

Also on October 13, 2023, we reported in a separate Current Report on Form 8-K that we had entered into the Asset Purchase Agreement with Divergent. We also reported that the closing of the Asset Sale was expected to occur subsequent to the closing or termination of the Acquisition, subject to satisfaction or waiver of customary conditions specified in the Asset Purchase Agreement.

Opinion of Lake Street Capital Markets, LLC

On October 12, 2023, Lake Street rendered its oral opinion to the Board (which was subsequently confirmed in writing) to the effect that, as of such date and subject to and based on the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Lake Street as set forth in its written opinion, the Exchange Shares to be issued to the NextTrip Sellers in connection with the Acquisition is fair, from a financial point of view, to Sigma.

Lake Street’s opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to Sigma of the Exchange Shares to be received by NextTrip Sellers in connection with the Acquisition, and did not in any manner address the relative merits of the Acquisition in comparison to any alternatives to the Acquisition, Sigma’s underlying decision to proceed with the Acquisition, or any other aspect of the Acquisition, or alternatives to the Acquisition available to Sigma. The summary of Lake Street’s opinion below is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex C to this proxy statement, and which describes the procedures followed, assumptions made, qualifications, conditions and limitations on the review undertaken and other matters considered by Lake Street in connection with the preparation of its opinion. Neither Lake Street’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, the Company or any security holder as to how to act or vote on any matter relating to the Acquisition or otherwise.

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In connection with rendering its opinion, Lake Street, among other things:

1.	Reviewed a copy of the proposed definitive Exchange Agreement dated as of October 12, 2023;

2.	Reviewed current financial projections of NextTrip (“NextTrip” refers collectively to NextTrip and the NextTrip Parent) for the fiscal years ended December 31, 2024 through December 31, 2028 prepared and furnished to us by management of NextTrip (the “NextTrip Projections”);

3.	Analyzed public information with respect to certain other companies in lines of business that we believe to be comparable to NextTrip, in whole or in part, which included an examination of current public market prices and resulting valuation statistics;

4.	Reviewed the financial terms, to the extent publicly available, of certain other acquisitions involving the acquisition of companies we believe, in our sole discretion, to be comparable to NextTrip, in whole or in part;

5.	Performed a discounted cash flow analysis of NextTrip based on the NextTrip Projections, as applicable; and

6.	Performed other research and analysis and considered such other factors as we deemed appropriate.

In performing its analyses and rendering its opinion with respect to the Acquisition, Lake Street, with the Company’s consent:

●	Relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to Lake Street by Sigma and/or NextTrip;

●	Assumed that the financial information provided was prepared on a reasonable basis in accordance with industry and past management practice, and that management of neither Sigma nor NextTrip was aware of any information or facts that would make any information provided to us incomplete or misleading;

●	Assumed that with respect to financial forecasts, estimates and other forward-looking information reviewed by Lake Street, that such information was reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of NextTrip as to the expected future results of operations and financial condition of NextTrip and did not evaluate or otherwise test such financial forecasts, estimates and other forward-looking information or the underlying assumptions;

●	Assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by Lake Street;

●	Assumed that the executed Exchange Agreement was in all material respects identical to the last draft of the Exchange Agreement reviewed by Lake Street;

●	Relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties set forth in the Agreement and all related documents and instruments that were referred to therein were true and correct, (ii) each party to the Agreement was fully and timely perform all of the covenants and agreements required to be performed by such party thereunder, (iii) the Acquisition would be consummated pursuant to the terms of the Exchange Agreement without amendment of any term or condition thereof the effect of which would be in any way meaningful to Lake Street’s analysis, and (iv) all conditions to the consummation of the Acquisition would be satisfied without waiver by any party of any conditions or obligations thereunder the effect of which would be in any way meaningful to Lake Street’s analysis; and

●	Assumed that all the necessary regulatory approvals and consents required for the Acquisition would be obtained in a manner that would not adversely affect Sigma or the contemplated benefits of the Acquisition to Sigma.

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Lake Street’s opinion was necessarily based upon the information available to them and facts and circumstances as they existed and were subject to evaluation as of the date thereof. Although subsequent developments may affect Lake Street’s opinion, Lake Street does not have any obligation to update, revise or reaffirm its opinion.

In connection with its opinion, Lake Street did not perform any appraisals or valuations of any specific assets or liabilities (fixed, contingent, or other) of Sigma or NextTrip, and were not furnished or provided with any such appraisals or valuations, nor did Lake Street evaluate the solvency of Sigma or NextTrip under any state or federal law relating to bankruptcy, insolvency, or similar matters. The analysis performed by Lake Street in connection with its opinion was a going concern analysis. Lake Street did not undertake any independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Sigma, NextTrip, or any of their respective affiliates was a party or may be subject, and at the direction of Sigma and with its consent, Lake Street’s opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

Lake Street did not express any opinion as to any change in the price at which shares of Sigma’s common stock may trade following announcement of the Acquisition or at any future time after the date thereof. Lake Street did not undertake to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of the opinion and did not have any obligation to update, revise or reaffirm the opinion.

Lake Street’s opinion did not constitute a recommendation that Sigma should complete the Acquisition. Lake Street was not requested to opine as to, and its opinion did not in any manner address the relative merits of the Acquisition in comparison to any alternatives to the Acquisition, Sigma’s underlying decision to proceed with the Acquisition, or any other aspect of the Acquisition, or alternatives to the Acquisition available to Sigma.

Set forth below is a summary of the material financial analyses reviewed by Lake Street with the Board on October 12, 2023 in connection with rendering Lake Street’s opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Lake Street. The order of the financial analyses described, and the results of these analyses, do not represent the relative importance or weight given to these analyses by Lake Street. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before October 12, 2023 and is not necessarily indicative of then-current market conditions.

The following summary of Lake Street’s financial analyses includes information presented in tabular format. Several financial analyses were employed and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Each of the analyses conducted was carried out to provide a particular perspective of the Acquisition. In order to fully understand the analyses, the tables must be read together with the full text of each summary. The tables are not intended to stand alone and alone do not constitute complete analyses. Considering the tables below without considering the full narrative description of Lake Street’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses.

While this summary describes certain of the analyses and factors that Lake Street deemed material in its presentation to the Board, it is not a comprehensive description of all analyses and factors considered by Lake Street. The preparation of a fairness opinion is a complex process that involves various determinations as to appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description.

Lake Street did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support its opinion as to the fairness of the Exchange Shares. Accordingly, Lake Street believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it in rendering its opinion without considering all analyses and factors could create a misleading or incomplete view of the evaluation process underlying the opinion. Lake Street did not place any specific reliance on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its opinion.

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Summary of Lake Street’s Financial Analysis

Discounted Cash Flow Analysis

Lake Street performed a discounted cash flow analysis of NextTrip. A discounted cash flow analysis is a valuation methodology used to derive an intrinsic valuation of a company by calculating the present value of its estimated future cash flows. Lake Street performed a discounted cash flow analysis of the projected unlevered free cash flows of NextTrip for the fiscal years 2024 through 2028. Free cash flow was based on the forecasted unlevered after-tax net operating profits adjusted for non-cash charges and working capital investments. The tax rate utilized in the discounted cash flow analysis was 26.5%, derived from summing the federal corporate tax rate of 21.0% with the Florida corporate state tax rate of 5.5%. Lake Street calculated the net present value of the projected unlevered free cash flows utilizing an estimate of NextTrip’s weighted average cost of capital for the discount rate. For purposes of its discounted cash flow analysis, Lake Street utilized and relied upon the NextTrip Projections, which provided a financial forecast for the fiscal years 2024 through 2028, and other financial information provided by Company management. For further information regarding the NextTrip Projections, see “Information Regarding Financial Projections Used for Fairness Opinion Analysis” below.

In calculating the net present value of the unlevered free cash flows in the discounted cash flow analysis, Lake Street utilized a weighted average cost of capital range of 18.5 % to 22.5%. The discount rate range was selected giving consideration to market-based and company-specific risks and was based on Lake Street’s professional judgment and experience. Lake Street calculated NextTrip’s terminal value by applying exit multiple ranges for Revenue of 0.8x to 1.6x and EBITDA of 8.7x to 15.1x to NextTrip’s terminal year revenue and EBITDA. Lake Street discounted the indicated terminal value to present value using the selected range of discount rates and added the present value of the unlevered free cash flows. Based on these assumptions, Lake Street’s discounted cash flow analysis indicated an estimated enterprise value range for NextTrip of $87.0 million to $178.0 million based on terminal revenue multiples, and $143.0 million to $264.0 million based on terminal EBITDA multiples, after rounding. In comparison, NextTrip’s enterprise value based on the maximum number of the Exchange Shares of 6,000,000 and Sigma’s share price of $2.42 at the time of the opinion, plus net-debt, after rounding, equaled approximately $18 million.

Selected Public Companies Analysis

Lake Street performed a selected public companies analysis for NextTrip. Although none of the selected public companies is directly comparable to NextTrip, Lake Street selected the public companies for its analysis based on their degree of similarity to NextTrip, primarily in terms of operations, geographic footprint, size, and historical and projected financial performance as compared to NextTrip. Lake Street analyzed the selected public companies listed below:

●	trivago N.V.
●	Travelzoo
●	Despegar.com, Corp.
●	Tripadvisor, Inc.
●	Global Business Travel Group, Inc.
●	MakeMyTrip Limited
●	Expedia Group, Inc.
●	Trip.com Group Limited
●	Airbnb, Inc.
●	Booking Holdings Inc.

The table below summarizes observed historical and projected multiples of enterprise value to estimated calendar year 2024 revenue (“2024P Revenue”), estimated calendar year 2024 earnings before interest, taxes, depreciation and amortization (“2024P EBITDA”), estimated calendar year 2025 revenue (“2025P Revenue”), and estimated calendar year 2025 EBITDA (“2025P EBITDA”) for the selected public companies, in each case as of October 12, 2023. The EBITDA estimates for calendar years 2024 and 2025 for the selected public companies were derived based on equity research analyst estimates for the selected public companies.

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The results of this analysis were as follows:

Selected Public Companies Analysis

Enterprise Value as a Multiple of
Company Name	2024P Revenue	2025P Revenue	2024P EBITDA	2025P EBITDA
trivago N.V.	0.1x	0.1x	0.5x	0.5x
Travelzoo	0.6x	0.6x	3.1x	NA
Despegar.com, Corp.	0.3x	0.3x	2.2x	1.7x
Tripadvisor, Inc.	1.0x	0.9x	5.0x	4.3x
Global Business Travel Group, Inc.	1.4x	1.3x	6.8x	6.1x
MakeMyTrip Limited	4.6x	3.9x	29.7x	21.1x
Expedia Group, Inc.	1.0x	1.0x	4.8x	4.4x
Trip.com Group Limited	3.0x	2.6x	11.3x	9.8x
Airbnb, Inc.	6.5x	5.7x	18.0x	15.4x
Booking Holdings Inc.	4.6x	4.2x	13.2x	11.8x

Note: 2025P EBITDA figures were not available for Travelzoo.

None of the selected public companies was identical to NextTrip. As a result, a complete valuation analysis cannot be limited to a quantitative review of the selected public companies, but also requires complex consideration and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of NextTrip.

Selected M&A Transactions Analysis

Lake Street reviewed publicly available information related to selected mergers and acquisitions transactions listed in the table below. The selection of these transactions was based on, among other things, the target company’s industry and operational similarity, the relative size of the transaction, and the availability of public information related to the selected transaction.

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Selected M&A Transactions Analysis

Enterprise Value as a Multiple of
Closed Date	Target	Acquiror	LTM Revenue	LTM EBITDA
February, 2023	Scott Dunn Ltd.	Flight Centre Travel Group Limited	4.1x	9.6x
November, 2022	SosTravel.com S.P.A.	Digital Destination Company	0.6x	-
May, 2022	eSky.pl S.A	MCI Capital Alternatywna Spólka Inwestycyjna S.A.	0.2x	4.1x
March, 2022	E-Domizil Gmbh	HomeToGo SE	2.0x	-
February, 2022	Comtravo GmbH	TripActions, Inc.	2.2x	-
July, 2021	Click Travel Limited	TravelPerk S.L.U	0.8x	28.2x
October, 2020	Travel and Transport, Inc.	Corporate Travel Management Limited	1.0x	-
December, 2019	Yapta, Inc.	Coupa Software Incorporated	8.6x	-
July, 2019	Viajes Falabella Ltda.	Despegar.com, Corp.	0.5x	7.7x
July, 2019	Liberty Expedia Holdings, Inc.	Expedia Group, Inc.	1.6x	10.6x
June, 2019	Kiwi.com s.r.o.	General Atlantic Service Company, L.P.	0.2x	-
May, 2019	VEGAS.com, LLC	MGG Investment Group LP	0.7x	5.3x
October, 2018	Stewart Travel Limited	Zachary Asset Holdings	1.0x	-
September, 2018	trivago N.V.	Par Capital Management, Inc.; PAR Investment Partners L.P.	1.3x	NM
September, 2018	Musement S.p.A.	TUI AG	1.8x	-
September, 2018	ILG, Inc.	Marriott Vacations Worldwide Corporation	3.8x	19.2x
August, 2018	Classic Collection Holidays Limited	On The Beach Travel Limited	0.4x	7.6x
August, 2018	Neilson Active Holidays Limited	LDC (Managers) Limited	1.0x	20.6x
July, 2018	TAG	Apiary Capital Partners; Apiary Capital Partners I LP	0.7x	8.8x
July, 2018	Hogg Robinson Group plc	GBT III B.V.	1.3x	9.8x
May, 2018	Travel Counsellors Limited	Vitruvian Partners LLP	0.5x	-
May, 2018	Hillgate Travel Ltd	Reed & Mackay Travel Limited	3.3x	20.4x
April, 2018	FareHarbor Holdings, Inc.	Booking Holdings Inc.	5.0x	-
April, 2018	Ticketea, S.L.	Eventbrite, Inc.	0.7x	-

Note: LTM EBITDA figures were not available for the transactions involving SosTravel.com S.P.A., E-Domizil Gmbh, Comtravo GmbH, Travel and Transport, Inc., Yapta, Inc., Kiwi.com s.r.o., Stewart Travel Limited, Musement S.p.A., Travel Counsellors Limited, FareHarbor Holdings, Inc., Ticketea, S.L.; LTM EBITDA figures were not meaningful for the transaction involving trivago N.V.

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The LTM revenue and LTM EBITDA multiples for the selected target companies were calculated based on certain publicly available historical financial data for the selected M&A transactions. No company or transaction utilized in the selected M&A transactions analysis was identical or directly comparable to NextTrip or the Acquisition.

Summary of Selected Public Companies / Selected M&A Transactions Analyses

Selected Public Companies Analysis: To determine a range of implied enterprise values for NextTrip, Lake Street multiplied its selected range of enterprise value to 2024P Revenue and 2025P Revenue multiples of 0.6x to 4.6x and 0.5x to 4.0x, respectively, by NextTrip’s 2024P Revenue and 2025P Revenue, and Lake Street multiplied its selected range of enterprise value to 2024P EBITDA and 2025P EBITDA multiples of 2.8x to 14.4x and 3.0x to 13.6x, respectively, by NextTrip’s 2024P EBITDA and 2025P EBITDA, based on the NextTrip Projections. This analysis resulted in a range of implied enterprise values for NextTrip of approximately $21.0 million to $173.0 million based on 2024P Revenue, $35.0 million to $277.0 million based on 2025P Revenue, $11.0 million to $57.0 million based on 2024P EBITDA, and $26.0 million to $117.0 million based on 2025P EBITDA, after rounding. In comparison, NextTrip’s enterprise value based on the maximum shares issuable of 6,000,000 and Sigma’s share price of $2.42 at the time of the opinion, plus net-debt, after rounding, equaled approximately $18 million.

Selected M&A Transactions Analysis: To determine a range of implied enterprise values for NextTrip, Lake Street multiplied its selected range of enterprise value to 2024P Revenue and 2025P Revenue multiples of 0.6x to 2.2x and 0.6x to 2.2x, respectively, by NextTrip’s 2024P Revenue and 2025P Revenue, and Lake Street multiplied its selected range of enterprise value to 2024P EBITDA and 2025P EBITDA multiples of 7.6 to 20.4x and 7.6x to 20.4x, respectively, by NextTrip’s 2024P EBITDA and 2025P EBITDA, based on the NextTrip Projections. Additionally, Lake Street discounted its precedent transaction enterprise value ranges to present value utilizing an estimate of NextTrip’s weighted average cost of capital for the discount rate. The discount rate range was selected giving consideration to market-based and company-specific risks and was based on Lake Street’s professional judgment and experience. This analysis resulted in a range of implied enterprise values for NextTrip of approximately $19.0 million to $68.0 million based on 2024P Revenue, $29.0 million to $103.0 million based on 2025P Revenue, $25.0 million to $66.0 million based on 2024P EBITDA, and $45.0 million to $121.0 million based on 2025P EBITDA, after rounding. In comparison, NextTrip’s enterprise value based on the maximum shares issuable of 6,000,000 and Sigma’s share price of $2.42 at the time of the opinion, plus net-debt, after rounding, equaled approximately $18 million.

Valuation multiples were selected, in part, by taking into consideration historical and projected financial performance metrics of NextTrip relative to such metrics of the selected public companies and selected M&A transactions target companies, including, but not limited to, the size of NextTrip on a revenue and EBITDA basis, historical, estimated and projected EBITDA margins compared to the selected public companies, and historical, estimated and projected revenue and EBITDA growth compared to the selected public companies.

Summary of Analysis

The range of indicated enterprise values for NextTrip that Lake Street derived from its Discounted Cash Flow Analysis, Selected Public Companies Analysis, and its Selected M&A Transactions Analysis were as follows;

Discounted Cash Flow Analysis: $87.0 million to $178.0 million based on terminal revenue multiples, and $143.0 million to $264.0 million based on terminal EBITDA multiples, after rounding.

Selected Public Companies Analysis: $21.0 million to $173.0 million based on 2024P Revenue, $35.0 million to $277.0 million based on 2025P Revenue, $11.0 million to $57.0 million based on 2024P EBITDA, and $26.0 million to $117.0 million based on 2025P EBITDA, after rounding.

Selected M&A Transactions Analysis: $19.0 million to $68.0 million based on 2024P Revenue, $29.0 million to $103.0 million based on 2025P Revenue, $25.0 million to $66.0 million based on 2024P EBITDA, and $45.0 million to $121.0 million based on 2025P EBITDA, after rounding.

Lake Street derived an estimated enterprise value for NextTrip by finding the median value of each valuation range presented above, and then took the median of those median values, which resulted in an estimated enterprise value of $50.0M for NextTrip, after rounding. In comparison, NextTrip’s enterprise value based on the maximum shares issuable of 6,000,000 and Sigma’s share price of $2.42 at the time of the opinion, plus net-debt, after rounding, equaled approximately $18 million.

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Information Regarding Financial Projections Used for Fairness Opinion Analysis

In its analysis, Lake Street relied, in part, upon the NextTrip Projections. A summary of the key NextTrip Projections are set forth in the table below:

	Fiscal Year Ended December 31,
($ in millions)	2024	2025	2026	2027	2028
Revenue	$37.9	$69.9	$120.4	$186.3	$266.6
Gross Profit	7.2	13.6	23.0	35.4	53.7
EBIT	2.9	7.5	15.6	24.9	40.3
Income Taxes @ 26.5%	(0.8)	(2.0)	(4.1)	(6.6)	(10.7)
Net Operating Profit After Taxes	$2.1	$5.5	$11.5	$18.3	$29.6
Depreciation & Amortization	1.0	1.1	1.1	1.2	1.4
(Increase) / Decrease in Working Capital	0.0	(3.8)	(10.1)	(19.5)	(31.1)
Free Cash Flow	$3.2	$2.8	$2.5	$0.1	$(0.1)
Adjusted EBITDA	$3.9	$8.6	$16.7	$26.2	$41.7

Neither Sigma nor NextTrip, as a matter of course, publicly discloses forecasts, internal projections as to future performance, revenues, earnings or other results of operations due to the inherent unpredictability and subjectivity of underlying assumptions and projections. As a result of these risks and uncertainties, including the risks and uncertainties described in the section entitled “Risk Related to NextTrip’s Business and Industry.” NextTrip’s future financial results are likely to differ, perhaps materially, from the NextTrip Projections. The inclusion of the NextTrip Projections in this proxy statement should not be regarded as an indication that Sigma, NextTrip or any other recipient of this information considered, or now considers, this information to be predictive of actual future results. The NextTrip Projections, therefore, should not be relied upon as public guidance or for any other purpose.

The NextTrip Projections were not prepared with a view toward public disclosure, or in compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, or generally accepted accounting principles. Neither Sigma nor NextTrip, Haynie & Company or TPS Thayer, has examined, compiled or performed any procedures with respect to the NextTrip Projections. Neither Haynie & Company nor TPS Thayer express an opinion or any other form of assurance with respect thereto. The Haynie & Company and TPS Thayer reports incorporated by reference or included in this proxy statement relate solely to historical financial information.

Stockholders are urged to review the section entitled “Risk Factors” beginning on page 19 of this proxy statement for a description of risk factors relating to the Acquisition and to NextTrip’s business and industry, and Sigma’s most recent SEC filings for a description of risk factors with respect to Sigma. Stockholders of Sigma should also read the section entitled “Forward-Looking Statements” beginning on page 7 of this proxy statement for additional information regarding the risks inherent in forward-looking information such as the NextTrip Projections.

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The NextTrip Projections were utilized by Lake Street in preparing its analysis and are not intended to influence the decision whether to vote in favor of the proposal to issue shares of Sigma common stock or in favor of any other proposal contained in this proxy statement. In light of the foregoing factors and the uncertainties inherent in the NextTrip Projections, stockholders are cautioned not to place undue, if any, reliance on the NextTrip Projections. The NextTrip Projections were prepared as of August 15, 2023 and neither Sigma nor NextTrip or Lake Street undertakes to update the NextTrip Projections for events occurring after they were prepared.

Miscellaneous

Lake Street, as a customary part of its investment banking business, engages in the valuation of businesses and their securities in connection with mergers and acquisitions, underwriting and secondary distributions of securities, private placements and other valuations for estate, corporate, and other purposes. Lake Street will receive a $250,000 fee from Sigma for providing its opinion. This opinion fee was not contingent upon the consummation of the Acquisition. Further, Sigma has agreed to reimburse Lake Street for its expenses and to indemnify Lake Street against certain liabilities that may arise in relation to its engagement. In the ordinary course of Lake Street’s business, Lake Street and its affiliates may actively trade securities of Sigma for Lake Street’s own account or the account of its customers and, accordingly, may at any time hold a long or short position in such securities. Other than currently serving as sales manager for Sigma’s ATM program, Lake Street has not performed material financial advisory or investment banking services for Sigma in the past. In the future, Lake Street may provide other financial advisory and investment banking services to Sigma for which Lake Street would expect to receive compensation. Lake Street has not performed material financial advisory or investment banking services for NextTrip or their respective affiliates.

Closing and Effective Time of the Acquisition

We are working to complete the Acquisition as quickly as possible, and we expect to complete the Acquisition promptly after the Annual Meeting if the Acquisition Proposal is approved. However, Sigma cannot assure you when or if the Acquisition will occur. The Acquisition is subject to other conditions, and it is possible that factors outside the control of both Sigma and NextTrip could result in the Acquisition being completed at a later time, or not at all.

Dissenters’ and Appraisal Rights

Sigma stockholders do not have dissenters’ or appraisal rights under the NGCL in connection with the Acquisition and will not be afforded such rights.

Accounting Treatment

Both Sigma and NextTrip prepare their financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). NextTrip is considered the accounting acquirer in the Acquisition, which will be accounted for as a reverse acquisition of Sigma by NextTrip. See “Unaudited Combined Condensed Pro Forma Financial Information.”

Board of Directors and Management Following the Acquisition

Immediately following the completion of the Acquisition, the Board will continue to consist of five directors, one of whom, Donald P. Monaco, shall be designated by NextTrip. Jacob Brunsberg, our current President and Chief Executive Officer, will resign upon the closing of the Acquisition and William Kerby, the co-founder and Chief Executive Officer of NextTrip, shall become the Chief Executive Officer of NextTrip, Inc. Frank Orzechowski, our current Chief Financial Officer, will continue to serve as the Chief Financial Officer of NextTrip, Inc., and the current executive officers of NextTrip will continue to serve as executive officers of NextTrip. See the “Directors and Executive Officers” section of this proxy statement.

Interests of Sigma’s Directors and Officers in the Acquisition

As of the Record Date, the directors and executive officers of Sigma as a group owned and were entitled to vote approximately 4,827 shares of our common stock, representing less than 1% of the outstanding shares. Sigma expects that its directors and executive officers will vote their shares in favor of each of the proposals to be presented at the Annual Meeting.

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See the “Say on Pay Proposal” section of this proxy statement for information regarding compensation payable to our executive officers in connection with the Acquisition.

Except as referred to above, the directors and executive officers of the Company do not have interests in the Acquisition different than the stockholders of Sigma.

Regulatory Approvals Required for the Acquisition

Under Nasdaq Listing Rule 5635(a)(1), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock, among other things, in connection with the acquisition of another company’s stock, if the number of shares of common stock to be issued is in excess of 20% of the number of shares of common stock then outstanding. Although the Closing Shares will only constitute 19.99% of our issued and outstanding shares of common stock immediately prior to Closing, if the relevant milestones are achieved by NextTrip post-closing and any of the Contingent Shares are issued, it will result in the issuance of more than 20% of our issued and outstanding shares of common stock immediately prior to closing in connection with the Acquisition.

Under Nasdaq Listing Rule 5635(b), a listed company is required to obtain stockholder approval prior to the issuance of common stock that will result in a “change of control” of the company (which may be deemed to occur if, as a result of the issuance, an investor or affiliated investor group acquires, or has the right to acquire, at least 20% of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer). You should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule.

Accordingly, in order to ensure compliance with Nasdaq Listing Rule 5635(a)(1) and Rule 5635(b), we must obtain the approval of our stockholders for the issuance of the Contingent Shares in connection with the Acquisition. Furthermore, under the Exchange Agreement, stockholder approval of the issuance of the Exchange Shares is a condition to closing the Acquisition.

Except as set forth above, the Acquisition and the transactions contemplated by the Exchange Agreement are not subject to any additional federal or state regulatory requirement or approval, except for the Nasdaq’s approval of listing of the Exchange Shares and the filings with the Nevada Secretary of State necessary to effectuate the Name Change Proposal and the Capital Increase Proposal if they are approved at the Annual Meeting.

THE EXCHANGE AGREEMENT

General

On October 12, 2023, we entered into the Exchange Agreement with NextTrip, NextTrip Parent and the Next Trip Representative, pursuant to which, among other things and subject to the terms and conditions contained therein, we will acquire all of the outstanding capital stock of NextTrip from Next Trip Parent in exchange for the issuance to the NextTrip Sellers of the Exchange Shares.

Representations and Warranties

The Exchange Agreement contains customary representations and warranties made by Sigma. Specifically, the representations and warranties in the Exchange Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by Sigma, as may or may not be specifically indicated in the text of the Exchange Agreement) relate to the following subject matters, among other things:

●	our due incorporation, valid existence, good standing, and qualification to do business;

●	our corporate power and authority to enter into the Exchange Agreement, and to consummate the transactions under the Exchange Agreement, which are duly authorized and binding obligations of Sigma;

●	that the Exchange Agreement and each of the related transaction documents is duly authorized and is a binding obligation;

●

the absence of certain specified violations of, or conflicts with, our and our subsidiaries’ governing documents, applicable law, and certain agreements as a result of entering into the Exchange Agreement;

●	our corporate structure;

●	our articles of incorporation and bylaws;

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●	our capitalization, including the number of shares of our common stock and derivative securities outstanding;

●	compliance of our business and operations with applicable laws and orders;

●	the absence of certain liabilities, undisclosed legal proceedings and governmental orders against us;

●	disclosure of all brokers or finder fees or commissions;

●	disclosure of all our material contracts;

●	filing of documents required by the SEC and compliance with the requirements of securities laws and regulations;

●	maintenance of internal accounting controls;

●	compliance with listing and maintenance requirements of The Nasdaq Capital Markets;

●	maintenance of DTC eligibility;

●	action has been taken to render inapplicable anti-takeover provisions;

●	status and filing of tax returns and tax investigations;

●	labor matters;

●	employee benefits;

●	title to assets;

●	intellectual property;

●	affiliate transactions;

●	liabilities;

●	investment company attestations;

●	money laundering and Foreign Corrupt Practices Act;

●	absence of certain changes and undisclosed events;

●	insurance; and

●	verification of accuracy of disclosures.

The Exchange Agreement also contains customary representations and warranties made by NextTrip to Sigma. Specifically, the representations and warranties of NextTrip and the NextTrip Parent in the Exchange Agreement (some of which are qualified by concepts of knowledge and/or materiality) relate to the following subject matters, among other things related to the NextTrip and NextTrip Parent in regards to the Exchange Agreement and related transactions: duly organized and qualified requisite authority and power; binding obligations; subsidiaries; organizational documents; capitalization; brokers and finders; compliance with laws; legal and other proceedings; contracts; financial statements; taxes; adjustments or changes; disputes; U.S. Real Property Holding Corporation; tax allocation; internal accounting controls; labor matters; employee benefits; title to assets; intellectual property and data privacy; environmental laws; affiliate and employee transactions; liabilities; money laundering; foreign corrupt practices; absence of certain changes; disclosures; insurance; Investment Company Act of 1940; proxy statement information and financial disclosures; validity of representation and warranties.

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Many of the representations and warranties contained in the Exchange Agreement are qualified by a materiality standard, including in some cases a “Company Material Adverse Effect” or “Buyer Material Adverse Effect” (as defined in the Exchange Agreement). Moreover, the representations and warranties contained in the Exchange Agreement are complicated and are not easily summarized. You are urged to carefully read the sections of the Exchange Agreement, which is attached hereto as Annex A, titled “Representations and Warranties of the Sigma” and “Representations and Warranties of NextTrip.”

The representations and warranties contained in the Exchange Agreement (as well as the covenants described herein and set forth in the Exchange Agreement) were made solely for purposes of the Exchange Agreement and solely for the benefit of the parties to the Exchange Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by references to the Company’s filings with the SEC and confidential disclosures, made for the purposes of allocating contractual risk among the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws that might otherwise contradict the terms and information contained in the Exchange Agreement and will update such disclosures as required by federal securities laws. The representations and warranties will not survive the closing of the Acquisition.

Covenants and Agreements

Sigma has agreed to carry on its business in the ordinary course and in substantially in the manner as currently conducted, but for the Asset Sale and the sale of up to $1,500,000 of equity pursuant to its At-The-Market Sales Issuance Agreement with Lake Street Capital Markets, LLC as contemplated by the Exchange Agreement, and has further agreed to not do any of the following, except in the ordinary course of business:

●	waive any stock repurchase rights or take any action or make a change regarding any options or restricted stock;

●	enter into any partnership agreements, joint development agreements or strategic alliances;
●	increase the compensation or fringe benefits of, or pay any bonuses or special awards to, any present or former director, officer, stockholder or employee of Sigma or NextTrip;

●

except as contemplated by this Agreement, approved by the NextTrip Parent (as it relates to Sigma) or Sigma (as it relates to NextTrip), or pursuant to agreements in place at the time this Agreement is entered into, issue, deliver, sell, authorize, pledge or otherwise encumber, or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Sigma or NextTrip, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Sigma or NextTrip, or enter into other Contracts or commitments of any character obligating it to issue any such shares of capital stock of Sigma or NextTrip or securities convertible into, or exercisable or exchangeable for, shares of capital stock of Sigma or NextTrip;

●	cause, permit or propose any amendments to any Sigma or NextTrip Organizational Documents;

●	acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, limited liability company, general or limited partnership, joint venture, association, business trust or other business enterprise or entity, or otherwise acquire or agree to acquire any assets other than in the Ordinary Course of Business;

●	adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization;

●	adopt or amend any employee incentive plan, or enter into any employment contract or collective bargaining agreement, pay any special bonus or special remuneration, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its officers;

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●	modify, amend or terminate any contract, or waive, delay the exercise of, release or assign any rights or claims thereunder;

●	sell, lease, license, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any properties or assets;

●

incur or guarantee indebtedness, issue or sell any debt securities or warrants or other rights to acquire any debt securities, guarantee any debt securities, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, or make any loans, advances or capital contributions to, or investment in, any person other than to Sigma or NextTrip;

●	pay, discharge or satisfy any claims, liabilities or obligations, except in accordance with their terms as in effect, or waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing document;

●	change any financial reporting or accounting principle, methods or practices used by it unless otherwise required by applicable law or GAAP;
●	settle or compromise any litigation;

●	declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire any shares of capital stock of Sigma or NextTrip or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

●	enter into any transaction with any of its directors, officers, stockholders, or affiliates;

●	(i) grant any license or sublicense of any rights regarding any intellectual property; (ii) dispose of or let lapse any intellectual property, or any application for the foregoing, or any license, permit or authorization to use any intellectual property; or (iii) amend, terminate any other agreement to which Sigma or NextTrip is a party; or

●	commit to or otherwise to take any of the actions described in Section 6.2 of the Exchange Agreement.

Post-Closing Covenants

The Parties each agree that they will take any further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request in the event necessary to carry out the purposes of the Exchange Agreement.

Post-Closing Financial Statements

NextTrip and its officers and employees will use commercially reasonable efforts to assist Sigma and our accountants and auditors in preparing audited and unaudited financial statements as required by SEC’s rules and requirements for inclusion in this proxy statement and any other filings with the SEC that such financial statements are required to be included in, and will provide Sigma all information, reports, documentation and financial information reasonably requested in connection with such reports. NextTrip is responsible for the costs of all audits and the preparation of all financial information required.

Directors’ and Officers’ Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Nevada law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in the right of us, arising out of the person’s services as a director or executive officer, including in connection with the Acquisition. The Exchange Agreement provides that the Company will purchase a paid-up, six-year “tail” policy of directors’ and officers’ liability insurance on the same terms as our existing directors’ and officers’ liability insurance under certain circumstances.

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Public Announcements

Sigma filed a Current Report on Form 8-K on November 13, 2023, describing the material terms of the Exchange Agreement and the transactions contemplated thereby. Prior to the closing, Sigma, NextTrip and the NextTrip Parent shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or Nasdaq with respect to the transactions contemplated by the Acquisition and the Exchange Agreement. The parties shall all receive the prior written consent of the other before issuing a press release or otherwise making a public statement, filings or other communications. The disclosing party shall use commercially reasonable efforts to provide the other parties with at least three days prior notice of such disclosure and shall incorporate in the disclosure the reasonable comments of the other parties.

Efforts to Obtain Nasdaq Approval, and Continued Listing

We are also required to use our commercially reasonable best efforts to cause the Exchange Shares to be issued and to be approved for listing on Nasdaq and to continue to trade on Nasdaq following the closing of the Acquisition. Failure to continue listing will result in our common stock being illiquid.

Closing

The Exchange Agreement requires the closing of the Acquisition to take place not later than three business days following the satisfaction or waiver by the party entitled to the benefit thereof of the conditions set forth in Article IX of the Exchange Agreement (other than conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions), at the offices of the legal counsel of Sigma or NextTrip, as may be mutually agreed by Sigma and the NextTrip Parent prior to closing.

Conditions to Closing of the Acquisition

The obligations of the parties to complete the Acquisition are subject to the fulfillment or written waiver of certain closing conditions, including without limitation:

●	the approval of the Acquisition Proposal at the Annual Meeting;

●	absence of pending action before any governmental authority, or law or order that would prevent the closing;

●	a five-member Board of Directors in place as set forth in the Exchange Agreement, of which three shall be independent in accordance with the rules of Nasdaq;

●	effectiveness of the name change of the Company to “NextTrip, Inc.” in connection with the closing of the Acquisition; and

●	all parties making a good faith effort to ensure our common stock will be listed on Nasdaq.

Further, the obligations of NextTrip and NextTrip Parent to close are subject to the satisfaction on or before the closing date of the following conditions:

●	that the representations and warranties by Sigma be true in all material respects;

●	Sigma shall have performed all covenants in all material respects;

●	absence of a pending action that would enjoin or otherwise restrict the consummation of the closing or affect NextTrip’s right to own the common stock of Sigma;

●	absence of a Material Adverse Effect (as defined in the Exchange Agreement”);

●	all material consents will have been obtained, and all required filings will have been made;

●	we will have filed all documents required to be filed by under the U.S. federal securities laws;

●	our common stock shall be listed on Nasdaq and continue to be listed immediately following the closing and not have been suspended;

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●	the Exchange Shares shall have cleared and settled through DTC and DTC eligibility remains through the closing;

●	delivery of a closing certificate executed by an officer of Sigma, certifying the satisfaction of the conditions specified in the Exchange Agreement and delivery of a certificate of secretary of the Company certifying the authorizing resolutions for the Acquisition;

●	receipt of the written resignations of the resigning director and the current president and chief executive officer of Sigma, effective as of the closing;

●	Sigma shall have delivered proof of the appointment as a director and of William Kerby as chief executive officer of Sigma and shall have executed an executive employment agreement; and

●	NextTrip and the NextTrip Parent shall find all actions to be taken by Sigma in connection with consummation of the Acquisition and all documents required to be reasonably satisfactory.

The obligations of Sigma to close are subject to the following conditions being met:

●	all outstanding indebtedness of NextTrip shall have been converted into shares of NextTrip’s common stock prior to closing;

●	that the representations and warranties by NextTrip and NextTrip Parent be true in all material respects;

●	NextTrip and NextTrip Parent shall have performed all covenants in all material respects;

●	absence of a pending action that would enjoin or otherwise restrict the consummation of the closing or affect the NextTrip Parent’s right to hold the Exchange Shares or the right of NextTrip to own its assets or operate its business;

●	absence of a Material Adverse Effect (as defined in the Exchange Agreement);

●	all material consents will have been obtained, and all required filings will have been made;

●	delivery of a closing certificate by each of an officer of NextTrip and the NextTrip Parent, certifying the satisfaction of the conditions specified in the Exchange Agreement, and delivery by the Parent of a certificate certifying the authorizing resolutions for the Acquisition; and

●	Sigma shall find all actions to be taken by NextTrip and the NextTrip Parent in connection with consummation of the Acquisition and all documents required to be reasonably satisfactory.

We cannot provide assurance as to when or if all of the closing conditions will be satisfied or waived by the appropriate party. As of the date of this proxy statement, we have no reason to believe that any of the conditions will not be satisfied.

Closing Deliverables

At the closing of the Acquisition, the Company shall deliver to NextTrip and the NextTrip Parent or the NextTrip Sellers, as the case may be, the following:

(a) a certificate by an officer of Sigma, certifying the satisfaction of the conditions specified in Sections 9.1 and 9.2 of the Exchange Agreement, as such sections relate to Sigma;

(b) a certificate duly executed by the secretary of Sigma as to the resolutions adopted by Sigma’s board of directors, in a form reasonably acceptable to NextTrip, approving the Exchange Agreement and related documents;

(c) proof of the appointment of Mr. Kerby as a director and as chief executive officer of Sigma and an executed copy of the employment agreement between the Company and Mr. Kerby;

(d) written resignations as of the closing of one current director and the current President and Chief Executive Officer of Sigma;

(e) the Exchange Shares; and

(f) all other documents, instruments and writings required to affect the transactions contemplated by the Exchange Agreement.

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Termination

The Exchange Agreement may be terminated prior to the closing by:

●	by the mutual written agreement of Next Trip, NextTrip Parent and us;

●	written notice by any party if the closing has not occurred by December 31, 2023, (as long as such failure to close is attributable to the terminating party failing to perform a material obligation);

●	written notice by either us or NextTrip if any governmental authority of competent jurisdiction has issued a final and non-appealable order or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Exchange Agreement (as long as such notice was not caused by a breach of the Exchange Agreement due to the failure of such terminating party);

●	written notice by any party if any event makes it impossible to satisfy a condition precedent to the terminating party’s obligations to perform under the Exchange Agreement, unless such occurrence is due to the failure of the terminating party to perform or comply at or prior to closing;

●	if any event occurs that makes it impossible to satisfy a condition precedent to the terminating party’s obligations to perform its obligations hereunder, unless such occurrence is due to the failure of the terminating party to perform or comply at or prior to closing;

●	written notice by NextTrip or NextTrip Parent if there is a Material Adverse Effect on Sigma, or there shall have occurred any event or circumstance that could reasonably be expected to have, a Material Adverse Effect with respect to Sigma; and

●	Written notice by Sigma to NextTrip if, (i) there shall have occurred a Material Adverse Effect on NextTrip, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to NextTrip; or (ii) in disclosure schedules delivered subsequently disclose anything which (A) has, or could reasonably be expected to have, a Material Adverse Effect with respect to NextTrip, (B) results in any representation, warranty or covenant made herein by NextTrip or NextTrip Parent being materially incorrect or misleading at the time it was made, (C) departs materially, from any disclosures relating to NextTrip or NextTrip Parent (or its financial statements, liabilities, agreements, litigation, assets, operations or prospects) that has been provided prior to the date of this Agreement, or (D) materially affects the ability of NextTrip or NextTrip Parent to complete the transactions contemplated by the Exchange Agreement and such has not been cured within the applicable cure period.

If the Exchange Agreement is terminated, all further obligations of the parties under the Exchange Agreement will terminate and will be of no further force and effect and no party will have any further liability thereunder to any other party, except that certain obligations related to public announcements, confidential information, fees and expenses, and general provisions will continue in effect and no party shall be relieved of liability for any fraud claims or breach of the Exchange Agreement prior to such termination.

Fees and Expenses

Except as described above under “Financial Accommodations,” each party will bear its own expenses in connection with the Exchange Agreement and the transactions contemplated thereby.

Third-Party Beneficiaries

Except as set forth in Article I of the Exchange Agreement, nothing expressed or referred to in the Exchange Agreement will be construed to give any person other than the parties to the Exchange Agreement any legal or equitable right, remedy, or claim under or with respect to the Exchange Agreement or any provision of the Exchange Agreement.

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Governing Law

All matters arising out of or relating to the Exchange Agreement (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the Law of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

FINANCIAL INFORMATION RELATED TO THE ACQUISITION

Financial Statements of the Company

The audited financial statements of the Company for the years ended December 31, 2022 and December 31, 2021 are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and are hereby incorporated by reference into this proxy statement. The unaudited financial statements of the Company for the nine months ended September 30, 2023 and 2022 are contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and are hereby incorporated by reference into this proxy statement. See “Where You Can Find More Information; Incorporation of Information by Reference” and “Index to Financial Statements” below in this proxy statement.

A representative of Haynie & Company is not expected to be present at the Annual Meeting or to be available to make a comment or respond to questions.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company

The audited and unaudited financial statements of the Company incorporated herein by reference should be read in conjunction with the respective “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which sections are hereby incorporated herein by reference.

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Financial Statements of NextTrip

The audited historical financial statements of NextTrip and its subsidiaries for fiscal years ended February 28, 2023 and February 28, 2022 and the unaudited historical financial statements of NextTrip and its subsidiaries for the six months ended August 31, 2023 and 2022 are included in the “Index to Financial Statements” section of this proxy statement.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of NextTrip

Forward-looking statements

You should read the following discussion and analysis of NextTrip’s financial condition and results of operations together with its financial statements and the related notes appearing elsewhere in this proxy statement. Among other things, those historical financial statements include more detailed information regarding the basis of presentation for the financial data than is included in the following discussion. In addition to historical information, this discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. NextTrip’s actual results may differ materially from those discussed below.

Business Overview

NextTrip is an innovative technology company that is building next generation solutions to power the travel industry. NextTrip Parent, through its subsidiaries, provides travel technology solutions with sales originating in the United States, with a primary emphasis on ALR properties, hotel, air, cruise, and all-inclusive travel packages. Its proprietary booking engine, branded as NXT2.0, provides travel distributors access to a sizeable inventory. NextTrip’s NXT2.0 booking technology was built upon a platform acquired in June 2022, which previously powered the Bookit.com business, a well-established online leisure travel agent generating over $450 million in annual sales as recently as 2019 (pre-pandemic).

Since 2022, NextTrip has been focused on the holistic integration of the NXT2.0 technology platform, which will serve as a base for current and future technology projects as well as proprietary system enhancements. Through this strategic offering, NextTrip will focus on key areas of opportunity in the travel sector and drive enhanced booking conversion rates. NextTrip’s proprietary technology, when combined with media, product offerings and customer service, provides a unique lane to serve mid- to luxury travelers.

The spread of the COVID-19 virus globally beginning in January 2020, severely impacted NextTrip Parent’s business. Beginning in March 2020, many U.S. states and foreign countries began issuing “stay-at-home” orders and closed their borders to interstate and international travel. Such restrictions on travel, together with other measures implemented by governments around the world, severely restricted the level of economic activity around the world and had an unprecedented effect on the global travel industry. The public’s ability to travel was severely curtailed through border closures, mandated travel restrictions and limited operations of hotels, airlines, and additional voluntary or mandated closures of travel-related businesses from December 2019 through the beginning of 2022 (and beyond in some jurisdictions). Measures implemented during the COVID-19 pandemic led to unprecedented levels of temporary and permanent business closures, cancellations and limited new travel bookings, having a severe negatively impacted on NextTrip Parent’s business, financial condition and results of operations.

Due to the significant decrease in demand for the travel related services provided by NextTrip Parent during the peak of the COVID-19 pandemic, NextTrip Parent shifted its focus to developing and enhancing its program offerings. For example, it enhanced the functionality of its booking engines, including developing a booking engine platform that allows customers to book packaged vacations and cruises along with a platform to arrange and manage business travel.

NextTrip Parent is the parent company of NextTrip and its subsidiaries, which together previously formed the travel assets of NextPlay Technologies, Inc. (“NextPlay”), a public company. All of the business operations of NextTrip Parent are done through its subsidiaries. On January 25, 2023, NextPlay and NextTrip Parent entered into an Amended and Restated Separation Agreement, an Amended and Restated Operating Agreement, and Exchange Agreement (“Exchange Agreement”), pursuant to which NextPlay transferred their interest in the travel business to NextTrip. As per the Exchange Agreement, NextPlay exchanged 1,000,000 Membership Units of NextTrip for 400,000 Preferred Units in NextTrip. The Preferred Units have a value of $10.00 per Unit, NextTrip had a payable amount to NextPlay of $17,295,873. This was partial payment that was exchanged for the 400,000 Preferred Units in NextTrip as per the Exchange Agreement. Any intercompany amount owed after the separation date is to be considered a promissory note bearing 5% interest per annum. NextPlay has a balance owing to NextTrip of $1,942,630 as of August 31, 2023. As per ASC 505-10-45-2 the reporting of the paid in capital is considered equity.

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NextTrip Parent has accounted for the business transfer on a retroactive basis. All assets, liabilities and results of operations assumed in the transaction are the basis of the financial information discussed in this Management’s Discussion and Analysis of Financial Conditions and Results of Operations, as well as the financial statements of NextTrip Parent included elsewhere in this proxy statement.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported assets, liabilities, sales and expenses in the accompanying financial statements. Critical accounting policies are those that require the most subjective and complex judgments, often employing the use of estimates about the effect of matters that are inherently uncertain. By their nature, changes in these assumptions and estimates could significantly affect our financial position or results of operations. Significant accounting estimates that may materially change in the near future are revenue recognition, impairment of long-lived assets, and allowance for bad debts. Such critical accounting policies, including the assumptions and judgments underlying them, are disclosed in Note 1 of the Notes to Financial Statements of NextTrip Parent for the fiscal years ended February 28, 2022 and 2023 and the six months ended August 31, 2023, included elsewhere in this proxy statement. However, we do not believe that there are any alternative methods of accounting for our operations that would have a material effect on our financial statements.

The critical accounting policies and estimates addressed below reflect our most significant judgements and estimates used in the preparation of our financial statements.

Summary of Significant Accounting Policies of NextTrip Parent

Basis of Presentation and Principles of Consolidation

NextTrip Parent’s financial statements and related disclosures are prepared pursuant to the rules and regulations of the SEC for annual and interim financial statements, as applicable. The Financial Statements have been prepared using the accrual basis of accounting in accordance with GAAP of the United States.

The financial statements of NextTrip Parent have been prepared on a consolidated basis with those of its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Limited Liability of Managers and Members

The liability of the managers and members of NextTrip Parent shall be limited to the extent, now or hereafter set forth in NextTrip Parent’s Operating Agreement and as provided under the Florida Act.

No Personal Liability, except as otherwise provided in the Florida Act or by applicable law, no members, manager or officer of NextTrip Parent will be obligated personally for any debt, obligation or liability of the NextTrip Parent or of any of its subsidiaries, whether arising in contract, tort or otherwise, solely by reason of being a member, manager and/or officer of NextTrip Parent.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These differences could have a material effect on NextTrip Parent’s future results of operations and financial position. Significant items subject to estimates and assumptions include the carrying amounts of intangible assets, depreciation and amortization.

Information about key assumptions and estimation uncertainty that has a significant risk of resulting in a material adjustment to the carrying amounts of NextTrip Parent’s assets and liabilities within the next financial year are referenced in the notes to the financial statements as follows:

●	The assessment of NextTrip Parent’s ability to continue as a going concern;
●	The measurement and useful life of intangible assets and property and equipment; and
●	Recoverability of long-lived assets

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Cash

Cash consists of amounts denominated in U.S. dollars.

Prepaids

NextTrip Parent records cash paid in advance for goods and/or services to be received in the future as prepaid expenses. Prepaid expenses are expensed over time according to the terms of the purchase. Other current assets are recognized when it is probable that the future economic benefits will flow to NextTrip Parent and the asset has a cost or value that can be measured reliably. It is then charged to expense over the expected number of periods during which economic benefits will be realized.

Receivables

Receivables are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is NextTrip Parent’s best estimate of the amount of probable credit losses in its existing receivables.

NextTrip Parent considers receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. The August 31, 2023, receivables balance includes a receivable from TGS Esports Inc. for $50,000, which is expected to be collected by December 31, 2023.

Receivables balances as of August 31, 2023, and February 28, 2023, were $5,000 and $0, respectively. Receivables from a related party as of such dates were $1,992,630 and $1,933,908, respectively. Management has determined that no allowance for credit losses is necessary as of August 31, 2023, or February 28, 2023.

Property and Equipment

Recognition and measurement

Items of property and equipment are measured at cost less accumulated depreciation and accumulated impairment losses. When parts of an item of property and equipment have different estimated useful lives, they are accounted for as separate items within property and equipment. The costs of the ongoing regular repairs and maintenance of property and equipment are recognized in the period in which they are incurred.

Depreciation

Depreciation is recognized in profit or loss over the estimated useful lives of each part of an item of property and equipment in a manner that most closely reflects management’s estimated future consumption of the future economic benefits embodied in the asset. The estimated useful lives for NextTrip Parent’s property and equipment are as follows:

Category	Method	Estimated useful life
Furniture & Fixtures	Straight line	5 years
Computer & Equipment	Straight line	3 years

Intangible assets

NextTrip Parent measures separately acquired intangible assets at cost less accumulated amortization and impairment losses. NextTrip Parent recognizes internally developed intangible assets when it has determined that the completion of such is technically feasible, and it has sufficient resources to complete the development. Subsequent expenditures are capitalized when they increase the future economic benefits of the associated asset. All other expenditures are recorded in profit or loss as incurred.

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NextTrip Parent assesses whether the life of intangible asset is finite or indefinite. NextTrip Parent reviews the amortization method and period of use of its intangible assets at least annually. Changes in the expected useful life or period of consumption of future economic benefits associated with the asset are accounted for prospectively by changing the amortization method or period as a change in accounting estimates in profit or loss. NextTrip Parent has assessed the useful life of its trademarks as indefinite.

The estimated useful lives for NextTrip Parent’s finite life intangible assets are as follows:

Category	Method	Estimated useful life
Software	Straight line	3 years
Software licenses	Straight line	0.5 - 4 years

Software Development Costs

NextTrip Parent capitalizes internal software development costs subsequent to establishing technological feasibility of a software application in accordance with guidelines established by “ASC 985-20-25” Accounting for the Costs of Software to Be Sold, Leased, or Otherwise Marketed, requiring certain software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies. Amortization of the capitalized software development costs begins when the product is available for general release to customers. Capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product.

Impairment of Intangible Assets

In accordance with ASC 350-30-65 “Goodwill and Other Intangible Assets”, NextTrip Parent assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors it considers important, which could trigger an impairment review include the following:

1. Significant underperformance compared to historical or projected future operating results;

2. Significant changes in the manner or use of the acquired assets or the strategy for the overall business; and

3. Significant negative industry or economic trends.

When NextTrip Parent determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, NextTrip Parent records an impairment charge. NextTrip Parent measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives.

Leases

NextTrip Parent adopted ASU 2016-02 (Topic ASC 842) Leases, which requires a lessee to recognize a lease asset and a leases liability for operating leases arrangements greater than twelve months.

We determine if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liabilities - current, and operating lease liabilities - noncurrent on the balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our balance sheets.

ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of our leases do not provide an implicit rate, we generally use our incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

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Concentration of Credit Risk

Financial instruments that potentially subject to concentrations of credit risk consist primarily of cash. All of NextTrip Parent’s cash is held at high credit quality financial institutions. No credit risk in accounts receivable as deemed collectable.

Fair Value of Financial Instruments

NextTrip Parent follows accounting guidelines on fair value measurements for financial instruments measured on a recurring basis, as well as for certain assets and liabilities that are initially recorded at their estimated fair values. Fair Value is defined as the exit price, or the amount that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants as the measurement date. NextTrip Parent uses the following six-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs to value its financial instruments:

●	Level 1: Observable inputs such as unadjusted quoted prices in active markets for identical instruments.

●	Level 2: Quoted prices for similar instruments that are directly or indirectly observable in the marketplace.

●	Level 3: Significant unobservable inputs which are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires a significant judgment or estimation.

Financial instruments measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. NextTrip Parent’s assessment of the significance of a particular input to the fair value measurement in its entirety requires it to make judgments and consider factors specific to the asset or liability. The use of different assumptions and/or estimation methodologies may have a material effect on estimated fair values. Accordingly, the fair value estimates disclosed, or initial amounts recorded may not be indicative of the amount that NextTrip Parent or holders of the instruments could realize in a current market exchange.

The carrying amounts of NextTrip Parent’s financial instruments including cash, accounts receivable, accounts payable, accrued expenses, convertible notes and notes payable are of approximately fair value due to the short-term maturities of these instruments.

Revenue Recognition

NextTrip Parent recognizes revenue in accordance with ASC 606 which involves identifying the contracts with customers, identifying performance obligations in the contracts, determining transactions price, allocating transaction price to the performance obligation, and recognizing revenue when the performance obligation is satisfied.

NextTrip Parent recognizes revenue when the customer has purchased the product, the occurrence of the earlier of date of travel or the date of cancellation has expired, as satisfaction of the performance obligation, the sales price is fixed or determinable and collectability is reasonably assured. Revenue for customer travel packages purchased directly from NextTrip Parent are recorded gross (the amount paid to NextTrip Parent by the customer is shown as revenue and the cost of providing the respective travel package is recorded to cost of revenues).

NextTrip Parent generates revenues from sales directly to customers as well as through other distribution channels of tours and activities at destinations throughout the world.

NextTrip Parent controls the specified travel product before it is transferred to the customer and is therefore a principal, including but not limited to, the following:

●	NextTrip Parent is primarily responsible for fulling the promise to provide such travel product.
●	NextTrip Parent has inventory risk before the specified travel product has been transferred to a customer or after transfer of control to a customer.
●	NextTrip Parent has discretion in establishing the price for the specified travel product.

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Payments for tours or activities received in advance of services being rendered are recorded as deferred revenue and recognized as revenue at the earlier of the date of travel or the last date of cancellation (i.e., the customer’s refund privileges lapse).

From time to time, payments are made to suppliers in advance of customer bookings as required by hotels. These payments are recognized as costs of goods at the earlier of the date of travel or the last date of cancellation.

Loss Per Member Interests/Common Units

Basic loss per member interests/common units is computed by dividing net loss by the weighted average number of member interest/common units outstanding during the period. Diluted loss per member interests/common units is computed considering the dilutive effect of preferred units and convertible debt. However, no diluted loss per member interests/common units can be computed for the period as (i) the conversion price and units for preferred units is undeterminable due to the unpredictability of future events, and (ii) convertible debt is not expected to be converted as the conversion price is substantially higher than the current value of the member interests/common units.

Sales and Marketing

Selling and administration expenses consist primarily of marketing and promotional expenses, expenses related to our participation in industry conferences, and public relations expenses.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance on deferred tax assets is established when management considers it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Tax benefits from an uncertain tax position are only recognized if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution. Interest and penalties related to unrecognized tax benefits are recorded as incurred as a component of income tax expense. NextTrip Parent has not recognized any tax benefits from uncertain tax positions for any of the reporting periods presented.

No provision for federal income taxes is necessary in the financial statements of the subsidiaries as they have elected to be treated as partnerships for tax purposes and therefore they are not subject to federal income tax and the tax effect of their activities accrues to the members.

In certain circumstances, partnerships may be held to be associations taxable as corporations. The IRS has issued regulations specifying circumstances under current law when such a finding may be made, and based on those regulations management determined that the subsidiaries are not associations taxable as corporations. A finding that the partnership is an association taxable as a corporation could have a material adverse effect on the financial position and results of operations of the partnership.

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Recently adopted accounting pronouncements

In August 2020, the FASB issued ASU 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40). The FASB issued this ASU to address issues identified as a result of the complexity associated with GAAP for certain financial instruments with characteristics of liabilities and equity. Complexity associated with the accounting is a significant contributing factor to numerous financial statement restatements and results in complexity for users attempting to understand the results of applying the current guidance. In addressing the complexity, the FASB focused on amending the guidance on convertible instruments and the guidance on the derivatives scope exception for contracts in an entity’s own equity. For convertible instruments, the FASB decided to reduce the number of accounting models for convertible debt instruments and convertible preferred stock. Limiting the accounting models results in fewer embedded conversion features being separately recognized from the host contract as compared with current GAAP. Convertible instruments that continue to be subject to separation models are (1) those with embedded conversion features that are not clearly and closely related to the host contract, that meet the definition of a derivative, and that do not qualify for a scope exception from derivative accounting and (2) convertible debt instruments issued with substantial premiums for which the premiums are recorded as paid-in capital. The FASB concluded that eliminating certain accounting models simplifies the accounting for convertible instruments, reduces complexity for preparers and practitioners, and improves the decision usefulness and relevance of the information provided to financial statement users. In addition to eliminating certain accounting models, the FASB also decided to enhance information transparency by making targeted improvements to the disclosures for convertible instruments and earnings-per-share (“EPS”) guidance on the basis of feedback from financial statement users. The FASB decided to amend the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions. The FASB observed that the application of the derivatives scope exception guidance results in accounting for some contracts as derivatives while accounting for economically similar contracts as equity. The FASB also decided to improve and amend the related EPS guidance. The amendments in this ASU are effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The FASB specified that an entity should adopt the guidance as of the beginning of its annual fiscal year. The FASB decided to allow entities to adopt the guidance through either a modified retrospective method of transition or a fully retrospective method of transition. NextTrip Parent adopted ASU 2020-06 on April 1, 2022, on a prospective basis. The adoption of this standard did not have an impact on the NextTrip Parent’s consolidated financial statements.

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt—Modifications and Extinguishments (Subtopic 470-50), Compensation—Stock Compensation (Topic 718), and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options. ASU 2021-04 requires accounting for modifications or exchanges of freestanding equity-classified written call options (for example, warrants) that remain equity classified after the modification or exchange based on the economic substance of the modification or exchange. The recognition of the modification depends on the nature of the transaction in which the equity-classified written call option is modified. If there is more than one element in a transaction (for example, if the modification involves both a debt modification and an equity issuance), then the guidance requires allocating the effect of the option modification to each element. ASU 2021-04 is effective for the Company beginning in the first quarter of 2022. ASU 2021-04 should be applied prospectively to modifications or exchanges occurring on or after the effective date of the amendments. NextTrip Parent adopted ASU 2021-04 on April 1, 2022, on a prospective basis. The adoption of this standard did not have an impact on NextTrip Parent’s consolidated financial statements.

In March 2022, the FASB issued ASU 2022-02, ASC Subtopic 326 “Credit Losses”: Troubled Debt Restructurings and Vintage Disclosures. Since the issuance of Accounting Standards Update No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, the Board has provided resources to monitor and assist stakeholders with the implementation of Topic 326. Post-Implementation Review (PIR) activities have included forming a Credit Losses Transition Resource Group, conducting outreach with stakeholders of all types, developing educational materials and staff question-and-answer guidance, conducting educational workshops, and performing an archival review of financial reports. ASU No. 2022-02 is effective for annual and interim periods beginning after December 15, 2022. The adoption of this standard did not have a significant impact on NextTrip Parent’s unaudited condensed consolidated financial statements.

NextTrip Parent has considered all other recently issued accounting pronouncements and does not believe the adoption of such pronouncements will have a material impact on its consolidated financial statements.

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Results of Operations

Three Months Ended August 31, 2023 and August 31, 2022

Revenue

During the three months ended August 31, 2023, we recognized revenue of $27,663, as compared to $140,638 in the same period in 2022, a decrease of $112,975, or 80%. The decrease was due to the development and introduction of an enhanced booking platform during the 2023 period, resulting in a delay in revenue generated.

Cost of Revenue

Our cost of revenue for the three months ended August 31, 2023, was $22,118, as compared to $116,159 for the same period in 2022, a decrease of $94,041, or 81%. The decrease was attributable to the reduction in revenue in the three months ended August 31, 2023, as compared to the same period in of 2022.

Operating Expenses

Our total operating expenses for the three months ended August 31, 2023, were $1,092,546, as compared to $1,074,814 for the same period in 2022, an increase of $17,732, or 1.6%.

Depreciation and Amortization Expense

Depreciation and amortization expense for the three months ended August 31, 2023, was $331,549 as compared to $10,044 for the same period in 2022, an increase of $321,505, or 32%. The increase was primarily the result of amortization of software in the current period that was in development in prior periods.

Sales and Marketing Expenses

Sales and marketing expenses were $49,758 for the three months ended August 31, 2023, as compared to $262,250 for the same period in 2022. The $212,492 decrease was primarily related to deferment of marketing costs during the booking engine enhancement upgrade process.

General and Administrative Expenses

General and administrative expenses were $711,239 for the three months ended August 31, 2023, as compared to $801,516 for the same period in 2022. The $90,277 decrease was primarily related to a reduction in staff.

Net Loss

In the three months ended August 31, 2023, we realized net loss of $1,160,763, as compared to net loss of $1,021,024 in the same period in 2022. The increase in loss of $139,739 was primarily due to expense changes as noted above.

Six Months Ended August 31, 2023 and August 31, 2022

Revenue

During the six months ended August 31, 2023, NextTrip Parent recognized revenue of $47,225, as compared to $312,388 in the same period in 2022, a decrease of $265,163 or 84%. The decrease was due to the development and introduction of an enhanced booking platform during the 2023 period, resulting in a delay in revenue generated.

Cost of Revenue

Cost of revenue for the six months ended August 31, 2023, was $39,836, as compared to $252,200 for the same period in 2022, a decrease of $212,364, or 84%. The decrease was attributable to the reduction in revenue in the six months ended August 31, 2023, as compared to the same period in of 2022.

Operating Expenses

Total operating expenses for the six months ended August 31, 2023, were $2,051,039, as compared to $2,476,755 for the same period in 2022, a decrease of $425,716, or 17%, primarily due to a reduction in staff.

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Depreciation and Amortization Expense

Depreciation and amortization expense for the six months ended August 31, 2023, was $594,555 as compared to $213,356 for the same period in 2022, an increase of $381,199, or 179%. The increase was primarily the result of amortization of software in the current period that was in development in prior periods.

Sales and Marketing Expenses

Sales and marketing expenses were $90,539 for the six months ended August 31, 2023, as compared to $506,208 for the same period in 2022. The $415,669 decrease was primarily related to deferment of marketing costs during the booking engine enhancement upgrade.

General and Administrative Expenses

General and administrative expenses were $1,365,945 for the six months ended August 31, 2023, as compared to $1,757,190 for the same period in 2022. The $391,245 decrease was primarily related to a reduction in staff.

Net Loss

In the six months ended August 31, 2023, NextTrip Parent realized a net loss of $2,182,801, as compared to net loss of $2,420,100 in the same period in 2022. The increase in loss of $237,299 was primarily due to expense changes as noted above.

Year Ended February 28, 2023 and February 28, 2022

Revenue

During the year ended February 28, 2023, NextTrip Parent recognized revenue of $383,832 as compared to $175,998 in the same period in 2022, an increase of $207,834 or 118%. The increase was a result of the removal of travel restrictions under COVID.

Cost of Revenue

Cost of revenue for the year ended February 28, 2023, was $354,921, as compared to $155,191 for the same period in 2022, an increase of $199,730, or 128%. The increase was attributable to the increase in revenue in the year ended February 28, 2023, as compared to the same period in 2022.

Operating Expenses

Total operating expenses for the year ended February 28, 2023, were $5,089,181, as compared to $5,372,302 for the same period in 2022, a decrease of $283,121, or 5.3% primarily due to a reduction in marketing costs.

Depreciation and Amortization Expense

Depreciation and amortization expense for the year ended February 28, 2023, was $806,883 as compared to $1,060,587 for the same period in 2022, a decrease of $253,704, or 23.9%. The decrease was primarily the result of a reduction in amortization for software that became fully amortized and as the result of capitalizing new software developments and enhancements in the current period.

Sales and Marketing Expenses

Sales and marketing expenses were $708,047 for the year ended February 28, 2023, as compared to $1,370,889 for the same period in 2022. The $662,842 decrease was primarily related to deferment of marketing costs during the booking engine enhancement upgrade.

General and Administrative Expenses

General and administrative expenses were $3,574,251 for the year ended February 28, 2023, as compared to $2,940,826 for the same period in 2022. The $633,425 increase was the result of costs incurred to build the infrastructure for the company.

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Net Loss

In the year ended February 28, 2023, we realized net loss of $5,133,141, as compared to net loss of $5,437,764 in the same period in 2022. The decrease in loss of $304,623 was primarily due to expense changes as noted above.

Liquidity and Capital Resources

Going Concern

As of August 31, 2023, NextTrip Parent had $105,902 in cash, an accumulated deficit of $18,833,664 and a working capital deficit of $4,190,225, compared to $103,634 in cash, an accumulated deficit of $14,061,990 and a working capital deficit of $17,184,470 as of August 31, 2022. As of February 28, 2023, NextTrip Parent had $282,475 in cash, an accumulated deficit of $16,650,863 and a working capital deficit of $2,310,654 compared to $231,050 in cash, an accumulated deficit of $11,517,722 and a working capital deficit of $12,767,379 as of February 28, 2022.

NextTrip Parent has incurred losses since inception. The aforementioned factors raise substantial doubt about NextTrip Parent’s ability to continue as a going concern within one year from the issuance date of the NextTrip Parent financial statements included elsewhere in this proxy statement. To date, NextTrip Parent has financed its operations primarily through revenue generated from operations, the issuance of convertible debt and private placements of its securities.

NextTrip Parent will need to raise additional funds through equity or debt financings or other means to support the on-going operations, increase market penetration of its products, expand the marketing and development of its travel and technology driven products, provide capital expenditures for additional equipment and development costs, payment obligations, and systems for managing the business including covering other operating costs until the planned revenue streams are fully implemented and begin to offset its operating costs. Failure to obtain additional capital to finance NextTrip Parent’s working capital needs on acceptable terms, or at all, would negatively impact the NextTrip Parent’s financial condition and liquidity.

Since August 31, 2023, NextTrip Parent has raised $1,275,130 in net proceeds by selling convertible notes and common shares in NextTrip, which notes will be converted into common shares at closing of the Acquisition and exchanged for the Exchange Shares pursuant to the Exchange Agreement. With these additional proceeds, NextTrip Parent estimates that it has sufficient cash and working capital to fund its operations as described elsewhere in this proxy statement through the completion of the Acquisition. There is no assurance, however, that the Acquisition will close in a timely manner, or ever.

Net Cash Used in Operating Activities

Net cash used in operating activities during the six months ended August 31, 2023, was $1,384,397, as compared to $1,705,545 during the same period in 2022, a decrease of $321,148, or 18.8%.

Net cash used in operating activities during the year ended February 28, 2023, was $2,772,157, as compared to $3,107,383 during the same period in 2022, a decrease of $335,236, or 10.7%.

During the six months ended August 31, 2023, the net cash used in operating activities was the result of a net loss of $2,182,801, partially offset by changes in working capital of $203,849 and non-cash expenses of $594,555 related to depreciation and amortization. Changes in working capital were driven by an increase in accounts receivable of $5,000, a decrease in prepaid expenses of $18,806, an increase in accounts payable and accrued expenses of $95,741, an increase in deferred revenue of $57,156 and an increase in right of use asset in the amount of $74,848. The increase in accounts payable and accrued expenses was due to extending payment times to vendors to conserve cash in advance of obtaining additional financing.

During the six months ended August 31, 2022, the net cash used in operating activities was the result of a net loss of $2,420,100 partially offset by changes in working capital of $501,199, and non-cash expenses of $213,356 related to depreciation and amortization. Changes in working capital were driven by an increase in accounts receivables of $292,277, an increase in prepaid expenses of $300,261, an increase in deferred revenue of $245,752, an increase in accounts payable and accrued expenses of $811,832, and an increase in right of use asset in the amount of $36,153. The increase in accounts payable and accrued expenses was due to extending payment times to vendors to conserve cash in advance of obtaining additional financing.

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During the year ended February 28, 2023, the net cash used in operating activities was the result of a net loss of $5,133,141, partially offset by changes in working capital of $1,554,101 and non-cash expenses of $806,883 related to depreciation and amortization. Changes in working capital were driven by a decrease in accounts receivable of $5,503, a decrease in prepaid expenses of $48,796, an increase in accounts payable and accrued expenses of $533,193, a decrease in deferred revenue of $46,855 and an increase in right of use asset in the amount of $1,013,914. The increase in accounts payable and accrued expenses was due to extending payment times to vendors to conserve cash in advance of obtaining additional financing.

During the year ended February 28, 2022, the net cash used in operating activities was the result of a net loss of $5,437,764 partially offset by changes in working capital of $54,180, and non-cash expenses of $1,060,455 related to depreciation and amortization and non-cash impairment in intangible assets of $1,215,746. Changes in working capital were driven by an increase in prepaid expenses of $45,170, an increase in deferred revenue of $13,171, and a decrease in accounts payable and accrued expenses of $14,791. Management routinely perform an assessment of intangible assets and as a result of this assessment by management the intangibles as at February 28, 2022 were written down by $1,215,746.

Net Cash Used in Investing Activities

Net cash used in investing activities during the six months ended August 31, 2023, was $345,806, which compares to $2,153,506 of cash used in investing activities during the same period of 2022, a decrease of $1,807,700, or 83.4%. The decrease resulted from a decrease in the purchase of intangibles in the amount of $1,684,616 in 2023 compared to 2022 and a decrease in the purchase of equipment in the amount of $123,084 in 2023 compared to 2022.

Net cash used in investing activities during the year ended February 28, 2023, was $3,377,465, which compares to $1,743,859 of cash used in investing activities during the same period of 2022, an increase of $1,633,606, or 93.7%. The increase resulted from a right of use asset in the amount of $1,020,443 and an increase in the purchase of intangible assets in the amount of $637,007 in 2023 compared to 2022.

Net Cash Provided by Financing Activities

NextTrip Parent raised $1,269,852 in net proceeds from the issuance of convertible notes and $283,778 in advances from a related party in the six months ended August 31, 2023, compared to $3,731,635 advanced to the company by a related party in the comparable period in 2022.

Net advances from a related party generated $6,201,047 in net proceeds in the year ended February 28, 2023 compared to $4,905,697 in the year ended February 28, 2022.

Inflation, changing prices and rising interest rates have had no material effect on NextTrip Parent’s continuing operations over our two most recent fiscal years.

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UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION

We are providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Acquisition. The following unaudited pro forma condensed combined financial information presents the combination of the financial information of Sigma and NextTrip adjusted to give effect to the Acquisition, as well as the Asset Sale. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosure about Acquired and Disposed Businesses.”

The unaudited pro forma combined condensed financial information was derived from and should be read in conjunction with the following historical financial statements and accompanying notes, which are included or incorporated by reference in this proxy statement and incorporated herein by reference in this section:

●	The audited financial statements of Sigma as of and for the fiscal years ended December 31, 2022 and 2021;
●	The unaudited financial statements of Sigma as of and for the three and nine months ended September 30, 2023 and 2022;
●	The audited financial statements of NextTrip as of and for the fiscal years ended on February 28, 2023 and 2022; and
●	The historical interim financial statements of NextTrip as of and for the three and six months ended August 31, 2023 and 2022.

The unaudited pro forma combined condensed financial information should be read together with the historical financial statements of Sigma and NextTrip incorporated by reference or included in this proxy statement along with the information in Sigma’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this proxy statement and “NextTrip’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included in this Proxy Statement and incorporated herein by reference.

On October 12, 2023, Sigma, NextTrip, and Parent, entered into a Share Exchange Agreement (the “Exchange Agreement”). Under the terms of the Exchange Agreement, the parties agreed that the Parent will sell and transfer to Sigma all of the NextTrip Shares in exchange for the Restricted Sigma Shares to be issued to the Parent Members Pro Rata under the terms of the Exchange Agreement, subject to certain closing conditions (the “Merger”). Upon the closing of the Merger NextTrip will become a wholly owned subsidiary of Sigma.

The Contingent Shares, together with the Closing Shares issued at the closing, will not exceed 6,000,000 shares of Sigma common stock, or approximately 88.5% of our issued and outstanding shares of common stock immediately following the issuance of the Exchange Shares assuming no other change in our outstanding shares as of September 30, 2023. Assuming the issuance of all the Exchange Shares, including the Contingent Shares, the Acquisition would result in an eventual change of control of Sigma, with the NextTrip Sellers as a group receiving an aggregate number of shares that exceeds the number of shares that will be held by the legacy stockholders of Sigma. As a result, the Acquisition will be accounted for as a reverse acquisition of Sigma by NextTrip. Sigma is expected to change its corporate name to “NextTrip, Inc.” following the Acquisition.

On October 6, 2023, Sigma entered into an Asset Purchase Agreement with Divergent, pursuant to which Sigma has agreed to sell to Divergent certain assets consisting primarily of patents, software code and other intellectual property for a purchase price of $1,626,242, including a $37,000 earnest-money deposit previously paid to us by Divergent. The closing under the Asset Purchase Agreement is expected to occur subsequent to the closing of the reverse acquisition with NextTrip. The parties’ respective obligations to close are subject to the accuracy of the parties’ respective representations and warranties and performance of their respective covenants and satisfaction or waiver of other customary conditions specified in the Asset Purchase Agreement. In the interim, between the signing date and closing date or termination of the Asset Purchase Agreement, Sigma has granted Divergent a non-exclusive, nontransferable, non-sublicensable (except to Divergent customers and affiliates), limited, irrevocable (except in connection with the termination of the Asset Purchase Agreement), worldwide, royalty-free license to the “Licensed IP” (as defined) for testing, evaluation, and commercialization purposes.

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Sigma and NextTrip have fiscal years ending on December 31 and February 28, respectively. The unaudited pro forma condensed combined balance sheet as of September 30, 2023 combines the historical unaudited balance sheet of Sigma as of September 30, 2023 and the historical unaudited balance sheet of NextTrip as of August 31, 2023, and is adjusted for the pro forma effects of the Acquisition and Asset Sale.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 combines the historical unaudited statement of operations of Sigma for the nine months ended September 30, 2023 and the historical unaudited statement of operations of NextTrip for the nine months ended August 31, 2023, and is adjusted on a pro forma basis as if the Acquisition had occurred on January 1, 2022 including the issuance of all contingent shares as of that date and for the pro forma effects of the Asset Sale .

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 combines the historical unaudited statement of operations of Sigma for the year ended December 31, 2022 and the historical unaudited statement of operations of NextTrip for the year ended February 28, 2023, and is adjusted on a pro forma basis as if the Acquisition occurred on January 1, 2022 including the issuance of all contingent shares as of that date and for the pro forma effects of the Asset Sale.

On September 22, 2023, Sigma effected the Reverse Split of the issued and outstanding shares of our common stock and the number of shares of common stock that we are authorized to issue. The Reverse Split combined each 20 shares of the issued and outstanding common stock into one share of common stock. No fractional shares were issued in connection with the Reverse Split, and any fractional shares resulting from the Reverse Split were rounded up to the nearest whole share. All stock options, warrants, shares issuable upon conversion of the Company’s preferred stock and stock awards of the Company outstanding immediately prior to the Reverse Split were adjusted in accordance with their terms. All share and earnings per share information in the unaudited pro forma condensed combined financial information has been adjusted for the Reverse Split.

The unaudited pro forma condensed combined financial information is for informational purposes only. It does not purport to indicate the results that would have been obtained had the Acquisition and the Asset Sale actually been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

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Sigma Additive Solutions, Inc.

Unaudited Pro forma Condensed Combined Balance Sheet

September 30, 2023

(in thousands)

	NextTrip Group	Sigma Additive Solutions	Adjustments		Pro forma Combined Company
ASSETS
Current assets
Cash	106	556	1,589	(H)	2,251
Accounts Receivable, net	5	59	-		64
Receivables - related party, net	1,993	-	-		1,993
Inventory	-	775	(325)	(H)	450
Prepaid expenses and other current assets	42	38	-		80
Total current assets	2,146	1,428	1,264		4,838

Property and equipment	6	162	(57)	(H)	111
Intangible assets	2,480	1,248	(1,248)	(H)	2,480
Goodwill	-	-	1,657	(C),(H)	1,657
Security Deposit	15	-	-		15
Right of use asset	946	-	-		946
Total assets	5,593	2,838	1,616		10,047

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	582	607	-		1,189
Accrued expenses	378	146	1,308	(G),(H)	1,832
Convertible notes	4,303	-	(4,303)	(D)	-
Convertible notes - related parties	200	-	(200)	(D)	-
Deferred revenue	80	111	(111)	(H)	80
Notes payable - related parties	574	-	-		574
Operating lease liability - current	220	-	-		220
Total current liabilities	6,337	864	(3,306)		3,895

Long-term liabilities
Operating lease liability - non-current	794	-	-		794
Total Long-term liabilities	794	-	-		794
Total liabilities	7,131	864	(3,306)		4,689

Stockholders’ equity
Preferred units / Preferred stock	4,000	-	(4,000)	(E)	-
Common units / Common stock	-	1	7	(A),(B),(D),(E),(F)	8
Additional paid-in-capital	13,296	55,380	(10,635)	(A),(B),(D),(E),(F)	58,041
Accumulated deficit	(18,834)	(53,407)	19,550	(A),(F),(G)	(52,691)
Total Stockholders’ equity	(1,538)	1,974	4,922		5,358
Total Liabilities and Stockholders’ equity	5,593	2,838	1,616		10,047

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Sigma Additive Solutions, Inc.

Unaudited Pro forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2023

(in thousands)

	NextTrip Group	Sigma Additive Solutions	Adjustments		Pro forma Combined Company

Revenue	47	369	(369)	(I)	47

Cost of revenue	40	276	(276)	(I)	40

Gross Profit	7	93	(93)		7

Operating expenses
General and administrative	2,299	-	-		2,299
Sales and marketing	186	-	-		186
Salaries & Benefits	-	1,775	(1,775)	(I)	-
Stock-Based Compensation	-	447	(447)	(I)	-
Operations and R&D Costs	-	232	(232)	(I)	-
Investor, Public Relations and Marketing	-	129	(129)	(I)	-
Organizational Costs	-	137	(137)	(I)	-
Legal & Professional Service Fees	-	587	(587)	(I)	-
Office Expenses	-	310	(310)	(I)	-
Depreciation and amortization	1,192	74	(74)	(I)	1,192
Other Operating Expenses	-	388	(388)	(I)	-
Total Operating expenses	3,677	4,079	(4,079)		3,677
Income (loss) from operations	(3,670)	(3,986)	3,986		(3,670)

Other (income) expense
Interest (income) expense, net	215	10	(225)	(I), (J)	-
State Incentives	-	-	-		-
Exchange Rate Loss	-	3	(3)	(I)	-
Other (income)	-	(68)	68	(I)	-
Total other (income) expense	215	(55)	(160)		-
Income (loss) before income taxes	(3,885)	(3,931)	4,146		(3,670)

Income tax expense	-	-	-		-
Net Income (loss)	(3,885)	(3,931)	4,146		(3,670)

Preferred Dividends	-	33	(33)	(I)	-
Net Income (loss) applicable to Common Stockholders	(3,885)	(3,964)	4,179		(3,670)

Net income (loss) per common share - basic and diluted	(4.25)	(7.28)			(0.58)

Weighted average shares outstanding - basic and diluted	915,000	544,587			6,368,672

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Sigma Additive Solutions, Inc.

 Unaudited Pro forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2022

(in thousands)

	NextTrip Group	Sigma Additive Solutions	Adjustments		Pro forma Combined Company

Revenue	383	630	(630)	(I)	383

Cost of revenue	355	350	(350)	(I)	355

Gross Profit	28	280	(280)		28

Operating expenses
General and administrative	3,574	-	-		3,574
Sales and marketing	708	-	-		708
Salaries & Benefits	-	4,740	(4,740)	(I)	-
Stock-Based Compensation	-	793	(793)	(I)	-
Operations and R&D Costs	-	653	(653)	(I)	-
Investor, Public Relations and Marketing	-	423	(423)	(I)	-
Organizational Costs	-	312	(312)	(I)	-
Legal & Professional Service Fees	-	725	(725)	(I)	-
Office Expenses	-	915	(915)	(I)	-
Depreciation and amortization	807	116	(116)	(I)	807
Other Operating Expenses	-	352	(352)	(I)	-
Total Operating expenses	5,089	9,029	(9,029)		5,089
Income (loss) from operations	(5,061)	(8,749)	8,749		(5,061)

Other (income) expense
Interest (income) expense, net	72	4	(76)	(I), (J)	-
State Incentives	-	(77)	77	(I)	-
Exchange Rate Loss	-	16	(16)	(I)	-
Other (income)	-	-	-		-
Total other (income) expense	72	(57)	(15)		-
Income (loss) before income taxes	(5,133)	(8,692)	8,764		(5,061)

Income tax expense	-	-	-		-
Net Income (loss)	(5,133)	(8,692)	8,764		(5,061)

Preferred Dividends	-	57	(57)	(I)	-
Net Income (loss) applicable to Common Stockholders	(5,133)	(8,749)	8,821		(5,061)

Net income (loss) per common share - basic and diluted	(0.88)	(16.56)			(0.80)

Weighted average shares outstanding - basic and diluted	5,824,085	524,940			6,349,025

See accompanying notes to unaudited condensed combined pro forma financial information.

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NOTES TO THE UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION

(1) Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022 are presented on a pro forma basis as if the Acquisition had occurred on January 1, 2022 and gives pro forma effect to the Asset Sale. These periods are presented on the basis of NextTrip as the accounting acquirer.

The pro forma adjustments are based on certain currently available information and certain assumptions and methodologies that we believe are reasonable under the circumstances. The unaudited pro forma adjustments may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the difference may be material. We believe that our assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Acquisition and the Asset Sale based on information available to management and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited proforma condensed combined financial information.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Acquisition.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Acquisition and the Asset Sale taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of NextTrip, Inc., as the post-Acquisition company. This information should be read in conjunction with the historical financial statements and notes thereto of Sigma and NextTrip.

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”), operations and financial position of the registrant as an autonomous entity (“Autonomous Entity Adjustments”) and an option to present the reasonably estimable synergies and dis-synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). We have elected not to present any Management’s Adjustments in the unaudited pro forma condensed combined financial information.

(2) Accounting Policies

Management is performing a comprehensive review of the accounting policies of Sigma and NextTrip. As a result of the review, management may identify differences between the accounting policies of the entities which, when confirmed, could have a material impact on the financial statements of the post-Acquisition company. Based on its initial analysis, management has not identified any differences that would have an impact on the unaudited pro forma condensed combined financial information and has not recorded any adjustments.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the post-Acquisition company filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022 are based upon the number of the post-Acquisition company’s shares outstanding, assuming the Acquisition occurred on January 1, 2022 and the issuance of all the Exchange Shares, including the Contingent Shares, on that date.

(3) Purchase Consideration and Purchase Price Allocation

The Acquisition will be accounted for as a reverse acquisition, with NextTrip as the accounting acquirer, using the acquisition method in accordance with ASC 805, Business Combinations. Under this method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of consummation of the transaction. In the Asset Sale, the assets sold are derecognized at their carrying value at the disposition date.

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The following table presents the preliminary allocation of the $3.7 million consideration for the Acquisition and summarizes the estimated fair values of the Sigma (the accounting acquiree) assets acquired and liabilities assumed for NextTrip (the accounting acquirer). The estimated consideration of approximately $3.7 million is based on Sigma’s weighted average closing share price as reported on Nasdaq for the period from October 6, 2023 through November 3, 2023 multiplied by the 651,536 shares outstanding as of September 30, 2023 and the assumed conversion of Series E Preferred Stock into 3,069 common shares. The value of the purchase price consideration will change based on fluctuations in the share price of Sigma’s common stock and the number of common shares of Sigma outstanding on the closing date of the Acquisition. As described above, fair values assigned to certain assets acquired and liabilities assumed are provisional and thus subject to change:

Sigma Additive Solutions, Inc.

Provisional Table of Assets Acquired and Liabilities Assumed

as of the Reverse Acquisition Date

(in thousands)

Value
Fair Value of Net Assets Acquired:

Cash	556
Accounts Receivable, net	59
Inventory	775
Prepaid expenses and other current assets	38
Property and equipment	162
Intangible assets	1,248
Accounts payable	(607)
Accrued expenses	(146)
Deferred revenue	(111)
Total identifiable net assets acquired	1,974

Goodwill	1,764
Total Fair Value of Net Assets Acquired	3,738

Other considerations in the preliminary allocation of the estimated acquisition purchase consideration include the following:

1)	Our preliminary valuation used to allocate the purchase price uses a third-party market participant view and assumes there are no synergies unique to the Acquisition. If there were synergies unique to the Acquisition, a higher portion of the purchase consideration would be allocatable to goodwill.

2)	Accounts receivable and other current assets and liabilities carrying values approximate fair value.

3)	We have estimated the acquired intangibles based including goodwill on preliminary valuation analysis subject to finalization;

4)	The Exchange Shares include the Contingent Shares to be potentially issued to the NextTrip Sellers. Contingent equity to be issued to the shareholders of the accounting acquirer in a reverse acquisition are accounted for in a manner similar to a stock dividend which capitalizes the fair value of the shares from retained earnings (accumulated deficit) as of the issuance of the shares. Consequently, we have estimated that approximately $32.5 million will be transferred from accumulated deficit to additional paid-in-capital as a result of the assumed issuance of the Contingent Shares.

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5)	The post-Acquisition company will consist of two reporting units, Sigma and NextTrip. We allocated $1,626,000 of the purchase consideration to the fair value of Sigma reporting unit based on the sale price of the assets in the Asset Sale and $2,112,000 to the fair value of the net assets assigned to the NextTrip reporting unit in the reverse acquisition. As the fair value attributable to the Sigma reporting unit was determined by the Asset Sale price, no gain or loss was recognized in the disposition transaction.

(4) Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Acquisition and Asset Sale and has been prepared for informational purposes only.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2023:

A.	Eliminate the historical equity of Sigma. The equity of Sigma is revalued to the reverse acquisition purchase consideration in Adjustment B.

B.	Record the reverse acquisition purchase consideration measured by the estimated fair value of the Sigma stock as of the acquisition date.

C.	Reflect the estimated residual goodwill in the reverse acquisition. The residual goodwill of $1,764,000 was allocated to the Sigma and NextTrip reporting units at $107,000 and $1,657,000, respectively.

D.	Reflect the conversion of the NextTrip convertible debt to equity of NextTrip.

E.	Reflect the conversion of 400,000 NextTrip preferred units to equity of NextTrip.

F.	Reflect the issuance of the Exchange Shares, including the Contingent Shares in the Acquisition accounted for as a reverse acquisition. As discussed above, the issuance of the Contingent Shares is accounted for as a stock dividend in a business combination accounted for as a reverse acquisition.

G.	Reflect the accrual of transaction costs for Sigma and NextTrip that were not included in the historical financial statements for the periods presented. The Company included an accrual of $1,345,000 for unrecorded transaction costs in the pro forma balance sheet as of September 30, 2023. The Company had included $35,000 in the historical statements of operations. Total estimated transaction costs of $1,380,000 include $500,000 for investment banking fees payable on closing of the Acquisition and $170,000 in estimated legal and transaction costs for NextTrip.

H.	Reflect the derecognition of the assets sold and the purchase price received in the Asset Sale.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022:

I.	Reflect the derecognition of the Sigma operating results due to the Asset Sale to conform to the pro forma presentation which assumes that the Asset Sale took place on January 1, 2022.

J.	Remove the interest expense on the NextTrip convertible debt to conform to the pro forma assumption that the NextTrip convertible debt was converted to NextTrip equity on January 1, 2022.

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(5) Income (Loss) Per Share

Represents the net income (loss) per share calculated using the historical weighted average shares outstanding and assuming the Exchange Shares, including the Contingent Shares, were issued and outstanding since January 1, 2022.

The unaudited pro forma condensed combined financial information has been prepared based on the following weighted average shares outstanding:

	Weighted Average Shares
Share Issuance Component	September 30, 2023	December 31, 2022

Sigma Additive Weighted Average Shares	544,587	524,940
Closing Shares	130,242	130,242
Tranche 1 Contingent Shares (A)	1,305,000	1,305,000
Tranche 2 Contingent Shares (A)	1,305,000	1,305,000
Tranche 3 Contingent Shares (A)	1,305,000	1,305,000
Tranche 4 Contingent Shares (A)	1,367,782	1,367,782
Alternative Calculation Contingency (A)	411,061	411,061
Total weighted average shares	6,368,672	6,349,025

(A) Contingent Shares issuance is calculated on a 90% probability of the shares being issued.

As a result of the pro forma net loss for the nine-months ended September 30, 2023 and the year ended December 31, 2022, the earnings per share amounts exclude the anti-dilutive impact from the following common stock equivalents:

	September 30, 2023	December 31, 2022
	Potential Shares	Potential Shares

Warrants	222,043	191,164
Stock Options	-	-
Preferred Stock	-	-

Total anti-dilutive securities	222,043	191,164

The number of potentially dilutive shares is based on the maximum number of shares issuable on exercise or conversion of the related securities as of the period end. Such amounts have not been adjusted for the treasury stock method or weighted average outstanding calculations as required if the securities were dilutive. The Preferred Stock is reflected at zero as the Series E Preferred Stock is expected to be converted into 3,069 shares of common stock in connection with the Acquisition. The Stock Options have been reflected at zero due to the likely cancellation or expiration of the outstanding stock options at the closing of the Exchange Agreement transaction due to the change of control transaction.

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DESCRIPTION OF NEXTTRIP BUSINESS

NextTrip

For purposes of this section only, “NextTrip,” “we,” “us,” “our” or “the Company” refer to the NextTrip Parent and NextTrip together with its subsidiaries, unless the context otherwise requires.

Organizational History

NextTrip Parent was formed on January 7, 2021 in Florida, pursuant to the Florida Business Corporation Act, c. 607. NextTrip Parent is a holding company, and does business through NextTrip, its wholly owned subsidiary, and its related travel companies. NextTrip Parent and its subsidiaries previously formed the travel assets of NextPlay Technologies, Inc. (“NextPlay”), a publicly company, and were spun out of NextPlay on January 27, 2023.

NextTrip Holdings, Inc. was formed under the laws of the State of Florida on October 22, 2015. The subsidiaries of NextTrip Holdings, Inc. include Extraordinary Vacations USA Inc., a wholly-owned subsidiary incorporated on June 24, 2002 in the state of Delaware corporation; and Next Innovations LLC, which was formed under the laws of the State of Florida on April 27, 2021, and is a joint venture that is 50% owned by NextTrip.

NextTrip’s principal executive offices are located at 1560 Sawgrass Corporate Parkway, Suite 400, Sunrise, Florida 33323 and its telephone number is (954) 888-9779. Additional information about the company is available on its website at www.nexttrip.com. The information included on its website is not incorporated herein by reference.

NextTrip Business Overview

NextTrip is an innovative technology company that is building next generation solutions to power the travel industry. NextTrip Parent, through its subsidiaries, provides travel technology solutions with sales originating in the United States, leisure travel , business travel, groups travel, media and tech. It connects people to new places and discoveries by utilizing digital media engagement, seasoned planning expertise, and unique inventory to curate custom vacations across the globe. Its proprietary booking engine, branded as NXT2.0, provides travel distributors access to a sizeable inventory.

NextTrip’s travel business was the principal business of NextPlay (then, Monaker Group, Inc. (“Monaker”)) until June 30, 2020, when Monaker entered into a share exchange transaction with HotPlay Enterprise Limited (“HotPlay”), resulting in HotPlay becoming a wholly owned subsidiary of Monaker and HotPlay’s business becoming the principal business of Monaker. Prior to this share exchange, the primary focus of NextPlay had been its travel business, which included the sale of vacation rentals, and in particular, ALRs, to consumers through its proprietary booking engine. To support its travel offerings, NextPlay introduced travelmagazine.com, featuring travel and lifestyle content to appeal to travelers researching destinations and planning future vacations.

The spread of the COVID-19 virus globally beginning in January 2020 severely impacted NextTrip’s business. Beginning in March 2020, many U.S. states and foreign countries began issuing “stay-at-home” orders and closed their borders to interstate and international travel. Such restrictions on travel, together with other measures implemented by governments around the world, severely restricted the level of economic activity around the world and had an unprecedented effect on the global travel industry. The public’s ability to travel was severely curtailed through border closures, mandated travel restrictions and limited operations of hotels, airlines, and additional voluntary or mandated closures of travel-related businesses from December 2019 through the beginning of 2022 (and beyond in some jurisdictions). Measures implemented during the COVID-19 pandemic led to unprecedented levels of temporary and permanent business closures, cancellations and limited new travel bookings, having a severe negative impact on NextTrip’s business, financial condition and results of operations.

Due to the significant decrease in demand for the travel related services provided by NextTrip during the peak of the COVID-19 pandemic, NextTrip shifted its focus to developing and enhancing its program offerings. For example, NextTrip enhanced the functionality of its booking engines, including developing a booking engine platform that allows customers to book packaged vacations and cruises along with a platform to arrange and manage business travel.

NextTrip’s current booking engine is powered by its proprietary NXT2.0 booking technology, built upon a platform acquired in June 2022. Previously, this technology powered the Bookit.com business, a well-established online leisure travel agent generating over $450 million in annual sales as recently as 2019 (pre-pandemic). As part of the acquisition of the assets of Bookit.com, NextTrip was not only able to acquire a proven technology platform that could be integrated with its core travel sectors, but was also able to secure the Bookit.com database with millions of past travelers and opt-in consumers.

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Since 2022, NextTrip has been focused on the holistic integration of the NXT2.0 technology platform, which will serve as a base for current and future technology projects as well as proprietary system enhancements. Through this strategic offering, NextTrip will focus on key areas of opportunity in the travel sector and drive enhanced booking conversion rates. NextTrip’s proprietary technology, when combined with media, product offerings and customer service, provides a unique lane to serve mid- to luxury travelers.

NextTrip’s Direct to Consumer Websites

NextTrip has established a direct-to-consumer presence though a number of websites, powered by the NXT2.0 booking platform. Today, the primary leisure platform is hosted on nexttrip.com. The business platform is hosted on nexttripbusiness.com.

NextTrip sells travel services to leisure and corporate customers across these websites. Its primary focus is its current offerings of scheduling, pricing and availability information for booking reservations for airlines, hotels, rental cars, as well as other travel products such as transfers, sightseeing tours, shows and event tickets. NextTrip sells these travel services both individually and as components of dynamically assembled packaged travel vacations and trips. In addition, it provides content that presents travelers with information about travel destinations, maps and other travel details.

NextTrip’s online travel publication, travelmagazine.com, provides travelers around the world with inspiration for future vacation destinations and trips. The publication offers written articles, videos, and podcasts. The website is expected to be supported by advertising and allow for research and booking of vacation products.

Travel Products and Services

NextTrip has established an ecosystem with technology and product offerings that include leisure travel, wellness travel, business travel, alternative lodging, technology and media solutions. NextTrip engages with consumers and distributors throughout the travel planning journey from planning through post-travel. Its online products also offer efficient management and booking solutions for distributors, suppliers, and property managers. Through direct relationships, NextTrip has established robust product offerings and preferred rates across the top destinations world-wide. NextTrip’s primary product offerings are as follows:

●	NextTrip Leisure brings travel solutions and a proprietary booking engine that allows customers to book customized travel, including vacation packages, airline tickets, hotel reservations, tours and activities, curated journeys, cruises, wellness and group travel.

●	NextTrip Business offers corporate travel management solutions for small to medium-sized businesses. This system allows companies to easily manage travel from anywhere, including bookings, expense reports, travel concierge, and 24/7 support services.

●	NextTrip Solutions offers technology solutions for product and inventory management as well as white label offerings including: NextTrip products under their brand, technology solutions, vacation rental homes, and property management systems.

●	NextTrip Media includes Travel Magazine and the WorldOne Metaverse experience, which is currently in development. These digital solutions engage consumers at the initial phases of travel planning, offering relevant content, destination information and immersive online experiences as well as solutions for travel suppliers. The metaverse platform, once fully developed, is expected to feature 52 virtual customized vacation journey opportunities that customers can explore prior to booking the actual vacation.

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Products and Services for Travelers

Search Tools and Ability to Compare. NextTrip’s online marketplace nexttrip.com provides travelers with the tools to search for and filter several travel products including air, car, accommodations (including ALRs) and activities based on various criteria, such as destination, travel dates, type of property, number of bedrooms, amenities, price, or keywords.

Traveler Login. Travelers are able to create accounts on our website(s) that give them access to their booking activity through the website.

Travel Blog. Travel guides, videos and pictures as well as travel articles can be accessed through travelmagazine.com.

Security. NextTrip uses a combination of technology and human review to evaluate the content of listings and to screen for inaccuracies or fraud with the goal of providing only accurate and trustworthy information to travelers. NextTrip is Payment Card Industry (“PCI”) compliant to ensure the safety and security of its customer credit card data.

Communication. Travelers who create an account on NextTrip’s website will receive regular communications, including notices about places of interest, special offers, new listings, and an email newsletter. The newsletter will be available to any traveler who agrees to receive it and offers introductions to new destinations and vacation rentals, as well as tips and useful information when staying in vacation rentals.

Since the Covid-19 pandemic arose, NextTrip has primarily focused on developing its booking engine and establishing relationships with suppliers to increase the size of its instantly bookable inventory. The booking engine has produced little revenue to date because of, among other reasons, the efforts that have been taken to integrate the NextTrip travel platforms with the Bookit.com technology since its acquisition in the summer of 2022. The new platform was launched in beta in May 2023 with a limited number of hotel properties in Mexico and the Caribbean. We have expanded our distribution since launch to include over one million hotel properties worldwide and have completed a full launch of the leisure travel website.

Technology and Infrastructure

NextTrip’s websites are hosted using cloud services distributed globally across multiple regions. Its systems architecture has been designed to manage increases in traffic through additional computing power without making software changes. Its cloud services provide our online marketplace with scalable and redundant Internet connectivity and redundant power and cooling to its hosting environments. NextTrip uses security methods to ensure the integrity of its networks and protection of confidential data collected and stored on its servers, and it has developed and uses internal policies and procedures to protect the personal information of its property owners, managers and travelers using its websites that it collects and uses as part of its normal operations. Access to NextTrip’s networks, and the servers and databases, on which confidential data is stored, is protected by industry standard firewall and encryption technology. Physical access to its servers and related equipment is secured by limiting access to the data center to operations personnel only.

Competition

The U.S. travel market is highly competitive and rapidly evolving. The markets are dominated by a few key distributors, which has caused suppliers to look for viable alternatives that would diversify their business mix.

NextTrip’s competition, which is strong and increasing, includes online and offline travel companies that target leisure and corporate travelers, including travel agencies, tour operators, travel supplier direct websites and their call centers, consolidators and wholesalers of travel products and services, large online portals and search websites, certain travel metasearch websites, mobile travel applications, social media websites, as well as traditional consumer eCommerce and group buying websites. In some cases, competitors are offering more favorable terms and improved interfaces to suppliers and travelers, which make competition increasingly difficult. NextTrip also faces competition for customer traffic on internet search engines and metasearch websites, which impacts its customer acquisition and marketing costs.

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Seasonality

NextTrip experiences seasonal fluctuations in the demand for its travel products and services. For example, traditional leisure travel bookings are generally the highest in the first three quarters as travelers plan and book their spring, summer and winter holiday travel. The number of bookings typically decreases in the fourth quarter. Because revenue for most of NextTrip’s travel products is recognized when the travel takes place rather than when it is booked, revenue typically lags bookings by several weeks to several months. As a result, although travel bookings through NextTrip’s platforms tend to be highest from the period from January to June, moderate from July through September and low from October through December, the majority of revenue is recognized in the summer months (June, July, and August), and during the winter holidays (November and December).

Intellectual Property

NextTrip’s intellectual property includes the content of its websites, registered domain names, registered and unregistered trademarks, business plan, business strategies and trade secrets, proprietary and acquired software platforms and related assets, licensed software platforms, and customer and third party supplier lists. NextTrip believes that its intellectual property is an essential asset of its business and that its registered domain names and its technology infrastructure will give it a competitive advantage in the online market and arrangements with attractions and tour operators. NextTrip relies on a combination of trademark, copyright and trade secret laws in the United States, as well as contractual provisions, to protect its proprietary technology and our brands. It also relies on copyright laws to protect the appearance and design of its sites and applications. NextTrip has registered numerous Internet domain names related to its business in order to protect our proprietary interests.

Employees

As of August 31, 2023, NextTrip employed twelve full-time employees. Additionally, it uses independent contractors and temporary personnel to supplement its workforce, particularly in the software development and technology tasks. Its employees are not represented by a labor union, and it considers its employee relations to be very good. Competition for qualified personnel in its industry has historically been intense, particularly for software engineers, developers, and other technical staff.

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PROPOSAL 1: APPROVAL OF THE ACQUISITION

The Company is asking you to approve the issuance of the Exchange Shares in exchange for all the capital stock of NextTrip and the other terms and conditions of the Exchange Agreement and the transactions contemplated thereby.

The terms of and reasons for and other aspects of the Exchange Agreement, the Acquisition and the issuance of the Exchange Shares in connection with the Acquisition are described in detail in the other sections in this proxy statement.

A copy of the Exchange Agreement is attached as Annex A to this proxy statement.

Upon completion of the Acquisition, NextTrip will become a wholly owned subsidiary of NextTrip, Inc. and the assets, liabilities, business and operations of NextTrip, Inc. will be primarily those of NextTrip and its wholly owned subsidiaries.

Consequences if the Acquisition Proposal is not Approved

If the Acquisition Proposal is not approved at the Annual Meeting, or the Acquisition is not completed for any reason, we intend to proceed with the Asset Sale and may undertake to windup and dissolve the Company unless another strategic transaction such as a reverse merger transaction materializes. Completion of the Acquisition is part of our plan submitted to Nasdaq to regain compliance with Nasdaq’s minimum stockholders’ equity requirement. If the Acquisition is not completed, it is likely that our common stock would be delisted from Nasdaq, with all the attendant risks described in the “Risk Factors Relating to the Acquisition” section of this proxy statement. Furthermore, if the Acquisition is not completed, the price of Sigma’s common stock may decline significantly. Accordingly, if the Acquisition is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value, if any, of your shares of Sigma’s common stock.

Required Vote

The Acquisition Proposal will be approved if the number of votes cast for the Acquisition Proposal exceeds the number of votes cast against the Proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on the Acquisition Proposal.

SIGMA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SIGMA’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ACQUISITION PROPOSAL.

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PROPOSAL 2: APPROVAL OF THE NAME CHANGE

The Board has adopted resolutions approving, declaring advisable and recommending that, in connection with and contingent upon closing of the Acquisition, our stockholders approve a change in our corporate name (the “Name Change”) to “NextTrip, Inc.” and directing that a proposal to approve the Name Change (the “Name Change Proposal”) be submitted for approval at the Annual Meeting. If approved by our stockholders, the Name Change will be effected by the filing of the Amendment, a copy of which is attached as Annex B to this proxy statement, with the Nevada Secretary of State following the closing the Acquisition.

Purpose and Effects of the Amendment

The Name Change is intended to better align the name of the Company with the NextTrip business if the Acquisition is completed. If the Acquisition does not occur, the Amendment will not be filed with the Nevada Secretary of State even if approved at the Annual Meeting, and our corporate name will not change.

Following implementation of the Name Change, stockholders should continue to hold their existing stock certificates. Stockholders will not be required to tender their stock certificates in exchange for new certificates with the new name. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the Company’s transfer agent.

Required Vote

Approval of the Name Change Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock as of the Record Date. The Name Change Proposal is considered a routine matter on which brokers can vote in their discretion, so we do not expect broker non-votes on the Proposal. Any broker non-votes, however, and abstentions will have the same effect as a vote against the Name Change Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NAME CHANGE PROPOSAL.

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PROPOSAL 3: APPROVAL OF THE CAPITAL INCREASE

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve the Amendment to increase the authorized number of shares of our common stock (the “Capital Increase”) from 1,200,000 shares to 100,000,000 shares and directing that a proposal to approve the Capital Increase (the “Capital Increase Proposal”) be submitted for approval at the Annual Meeting. If approved by our stockholders, the Capital Increase will be effected by the filing of the Amendment, a copy of which is attached as Annex B to this proxy statement, with the Nevada Secretary of State following the Annual Meeting.

The Capital Increase is intended to facilitate the Acquisition and to implement the Equity Incentive Plan and for other corporate purposes, whether or not the Acquisition is completed.

Purpose and Effects of the Capital Increase

On September 22, 2023, we effected a 1-for-20 reverse stock split of our outstanding shares of common stock and authorized but unissued shares of common stock in order to seek to regain compliance with the minimum bid price requirement for continued listing of our common stock on Nasdaq. As a result of the reverse stock split, the number of shares of common stock that we are authorized to issue was decreased to 1,200,000 shares. As of October 31, 2023, there were 780,423 shares of our common stock issued and outstanding, 685,052 shares reserved for issuance upon exercise or conversation of outstanding securities, and only 95,371 shares of common stock available for issuance, which is not sufficient to enable us to issue the Exchange Shares issuable upon the closing of the Acquisition or any of the Contingent Shares or to implement the Equity Incentive Plan if approved at the Annual Meeting.

The Exchange Agreement provides that in the event our stockholders approve the Acquisition Proposal but not the Capital Increase Proposal, to the extent that we do not have sufficient authorized shares of common stock available for issuance of the Exchange Shares, in lieu thereof, we will issue shares of a new series of convertible preferred stock in form and substance satisfactory to the NextTrip Representative which, among other things, will provide for voting on an as-converted basis and will be automatically converted (on a one-for-one basis) into shares of our common stock once stockholder approval for an increase in our authorized shares of common stock has been obtained.

Without the Capital Increase, our Board believes that our current authorized but unissued shares of common stock are inadequate for a publicly traded company such as ours and that the Capital Increase necessary in order to give us or NextTrip, Inc. sufficient authorized shares of common stock for future capital raising activity, the issuance awards of stock options or other equity compensation to directors, officers and employees under the Equity Incentive Plan and possible strategic acquisitions and other corporate transactions. Following the Acquisition, NextTrip intends to seek to expand its existing platform and product offerings, which will require additional capital. NextTrip, Inc. may elect to raise such additional capital through the sale of shares of our common stock or other equity securities exercisable for or convertible into shares of our common stock. Such expansion may also be accomplished through acquisitions in which NextTrip, Inc. may choose to issue shares of our common stock or common stock equivalents in payment for all or a portion of the acquisition price, although NextTrip has no present plan or arrangement for such acquisitions. In addition, NextTrip, Inc. may seek to raise additional capital for general business purposes following the Acquisition through future issuances of share of common stock or securities exercisable for or convertible into shares of common stock.

The additional shares of common stock resulting from the Capital Increase will have the same rights and privileges as the currently authorized common stock. Once authorized, the additional shares of common stock resulting from the Capital Increase generally may be issued with approval of the Board but without further approval of the stockholders. Accordingly, unless stockholder approval is required by applicable law, rule or regulation, stockholders will not have approval rights in connection with the issuance of such additional shares.

The Capital Increase itself would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. However, any subsequent issuance, or the possibility of such issuance, of shares of our common stock (including the issuance of the Exchange Shares, exercise of stock options and warrants, or conversion of convertible securities) would reduce each stockholder’s proportionate interest in the Company and may depress the market price of our common stock. Other than with respect to the issuance of the Exchange Shares and possible future awards under the Equity Incentive Plan, if approved at the Annual Meeting, we have no present plan or arrangement to issue any of the additional shares if the Capital Increase is approved.

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Anti-takeover Effects

SEC rules and regulations require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although our Board of Directors has not proposed the Capital Increase with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares of authorized common stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect a change in control of the Company. Accordingly, if the proposed Capital Increase is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

The Capital Increase Proposal is being presented to stockholders as a condition of the parties’ obligations under the Exchange Agreement, and is not prompted by any takeover threat perceived by our Board of Directors or management.

Required Vote

The Capital Increase Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock as of the Record Date. Broker non-votes and abstentions will have the same effect as a vote against the Capital Increase Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CAPITAL INCREASE PROPOSAL.

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PROPOSAL 4 - ELECTION OF DIRECTORS

Our Board of Directors is currently composed of five members. In accordance with our amended and restated bylaws, our Board of Directors is divided into three staggered classes of directors, with each class having a three-year term. Vacancies on the Board of Directors and newly created directorships may be filled only by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, the nominations of Dennis Duitch and Kent Summers for election as Class III directors at the Annual Meeting. If elected, Messrs. Duitch and Summers will serve as directors until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of each of Messrs. Duitch and Summers. Messrs. Duitch and Summers have agreed to serve as directors if elected; however, in the event that either director nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The two nominees receiving the highest number of votes will be elected as Class III directors. Broker non-votes and abstentions will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF

THE NOMINEES NAMED ABOVE.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table sets forth information about Messrs. Duitch and Summers and each of the other current members of our Board of Directors:

Directors	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated

Mark K. Ruport	I	70	Chairman of the Board of Directors	2019	2024
Salvatore Battinelli(1)(2)(3)	II	81	Director	2017	2025
Jacob Brunsberg	II	37	President, Chief Executive Officer and Director	2022	2025
Dennis Duitch(1)(2)(3)	III	78	Director	2017	2023	2026
Kent Summers(1)(2)(3)	III	64	Director	2018	2023	2026

(1) Member of our Audit Committee

(2) Member of our Compensation Committee

(3) Member of our Nominating and Corporate Governance Committee

Nominees for Class III Director

Dennis Duitch was appointed to our Board of Directors on August 8, 2017. Mr. Duitch has served as Managing Director of Duitch Consulting Group, a private consulting company, since 2003. Prior to that time, he practiced public accounting, business management, mediation and consultancy nationally, with expertise in strategic and operations management, finance, accounting, strategic planning and business operations for a wide spectrum of companies, including technology, manufacturing and distribution, marketing, real estate, entertainment, and professional practices. He has served in executive officer roles and as a director of public and private companies, not-for-profit organizations, including as Vice-Chairman for Accountants Global Network, and as a top-level advisor for public companies, closely held businesses, families and high-wealth individuals for over thirty years.

Mr. Duitch began his career with the international CPA firm Grant Thornton in its Chicago, San Francisco and Beverly Hills offices before founding Duitch & Franklin LLP, which evolved to become one of Southern California’s largest independent CPA/Business Management/Consultancy practices, and which was acquired by a public company in 1998. He subsequently served as President for a consumer products company with direct responsibility for marketing, retail, and fulfillment operations, until forming Duitch Consulting Group in 2003 to serve clients in advisory, C-level, and board of director roles.

Mr. Duitch is a Certified Family Business and Estate Advisor, and mediator for matters including partner/stockholder agreements and disputes, business and marital property dissolution, and dysfunctional executive teams and boards of directors. He has lectured extensively in management, financial and accounting areas for the California CPA Foundation, business and professional groups, has instructed at several colleges and universities, and has authored technical articles in management and taxation for regional and national publications.

Mr. Duitch earned a B.B.A degree in Accounting from the University of Iowa and a Master of Business Administration in Finance from Northwestern University.

Our Board of Directors believes that Mr. Duitch is qualified to serve as a member of the board because of his extensive public accounting experience, which will assist the Board and the Audit Committee in addressing the numerous accounting-related issues, regulations and SEC reporting requirements to which we are subject, as well as his expertise in business management, finance and strategic planning.

Kent Summers was appointed to our Board of Directors on January 18, 2018. Mr. Summers was also appointed to serve as a member of the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

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Mr. Summers currently divides his time among a number of independent activities which focus on early-stage technology company formation and development strategies, and sales planning and execution needs for emerging- and mid-market technology companies located primarily in the Boston metropolitan area, including: management consultant to private and family-owned businesses; volunteer Mentor and Instructor with the Massachusetts Institute of Technology Venture Mentoring Services program; regular lectures on enterprise, business-to-business sales to company founders and students enrolled at the Massachusetts Institute of Technology Sloan School of Management, the Harvard MBA Program, the Wharton School at the University of Pennsylvania, and a number of domestic and international entrepreneurship support organizations; and consultant to Fellows enrolled in the Harvard Advanced Leadership Initiative. Mr. Summers has served in those roles at various times from 2003 to the present. From 2009 to the present, Mr. Summers has served as the non-executive Chairman of CADNexus, Inc., and from 2017 to the present, as a director and Chairman of the Compensation Committee with iQ3 Connect, Inc. Mr. Summers also currently serves as Chairman, Board of Managers, Massachusetts Materials Technologies LLC.

From 2005 to 2017, Mr. Summers served as Managing Partner at Practical Computer Applications, Inc., a Boston-based database consulting and engineering services firm, where he was responsible for sales planning and execution activities. Prior to Practical Computer Applications, from 2001 to 2005, Mr. Summers provided independent merger & acquisition advisory services to support the sale of privately-owned companies. Over a prior 14-year period, Mr. Summers served in leadership roles at several software and internet start-ups, including: Chairman and CEO of Collego Corporation (acquired by MRO Software), founder and CEO of MyHelpDesk, Inc. (acquired by Support.com), founder of PCMovingVan.com (acquired by a PE firm), and Vice President of Marketing at Electronic Book Technologies, Inc. (acquired by INSO Corporation, formerly listed on Nasdaq).

Prior to the software industry, Mr. Summers served as Technology Analyst at Electronic Joint Venture Partners LLC and Associate Program Trader on the Options Trading Desk at Bear Stearns & Co. In 1986, Mr. Summers received a BA in English from the University of Houston.

Our Board of Directors believes that Mr. Summers is qualified to serve as a member of our Board on the basis of his deep understanding of early-stage business growth strategies, enterprise sales, business acquisitions, as well as his background and extensive company management and leadership experience.

Continuing Directors

Mark K. Ruport was appointed as Executive Chairman and as a director on December 3, 2019. Effective April 30, 2020, Mr. Ruport became our President and Chief Executive Officer and, as of February 16, 2022 and April 1, 2022, respectively, no longer serves as President and Chief Executive Officer. Mr. Ruport was appointed as Chairman of our Board effective April 1, 2022. We currently anticipate that Mr. Ruport will resign from as a director in connection with closing of the Acquisition, and that Mr. Kerby will be appointed as a director to fill the vacancy created by Mr. Ruport’s resignation.

Mr. Ruport brings more than 30 years of public and private company experience in the software sector to his position at Sigma Labs. Mr. Ruport received his Bachelor of Science degree and MBA from Bowling Green State University. Mr. Ruport received a Bachelor of Science in Business and an MBA from Bowling Green State University.

Our Board of Directors believes that Mr. Ruport is qualified to serve as a member of the board because of his extensive experience in management and leadership in the technology industry. Mr. Ruport has indicated his willingness to resign as a director in conjunction with the completion of the Acquisition in order to facilitate the appointment of Donald P. Monaco as a director. See “The Exchange Agreement – Executive Officers and Directors Following the Closing of the Acquisition” for Mr. Monaco’s biographical information.

Jacob Brunsberg was appointed to our Board of Directors on April 1, 2022. He was appointed Senior Vice-President of Product Management and Strategic Relationships on September 20, 2021, on February 16, 2022, he was named President and Chief Operating Officer, and on April 1, 2022, he was named President and Chief Executive Officer. Prior to joining the Company, Mr. Brunsberg was a P&L leader for General Electric’s Binder Jet Technology unit, with management responsibility for strategy, development, commercialization, and overall business performance. Mr. Brunsberg holds a Bachelor of Science degree in Material Science and Engineering from the University of Wisconsin-Madison.

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Our Board of Directors believes that Mr. Brunsberg is qualified to serve as a member of the board because of his extensive executive experience.

Salvatore Battinelli was appointed to our Board of Directors on August 16, 2017. Mr. Battinelli is currently the President and Chief Executive Officer of Bello e Preciso Co., a manufacturer and wholesaler of Italian-made fashion watches and has served in those roles since early 2017.

Mr. Battinelli is a Certified Public Accountant and received a BS in accounting and an MBA with an emphasis in international economics and accounting, both from Babson College.

Our board of directors believes that Mr. Battinelli is qualified to serve as a member of the board on the basis of his deep understanding of business acquisitions and sales, as well as his background and extensive company management and integration experience.

Director Independence

Our Board currently consists of five members. As a result of his previous service as our Chief Executive Officer, Mr. Ruport is not considered an independent director. As Chief Executive Officer, Mr. Brunsberg is also not considered an independent director. Our Board of Directors has determined that our other directors, Salvatore Battinelli, Dennis Duitch and Kent Summers, constituting a majority of our directors, are “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq marketplace rules. Pursuant to Nasdaq rules, our board must consist of a majority of independent directors.

The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to Messrs. Battinelli, Duitch and Summers, our independent directors, that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Classified Board of Directors

In accordance with our amended and restated bylaws, our Board of Directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are classified as follows:

●	the Class I director is Mark Ruport, with a term expiring at our 2024 annual meeting of stockholders;

●	the Class II directors are Salvatore Battinelli and Jacob Brunsberg, with terms expiring at our 2025 annual meeting of stockholders; and

●	the Class III directors are Dennis Duitch and Kent Summers, with terms expiring at the Annual Meeting.

Our amended and restated bylaws provide that the authorized number of directors may be changed by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.

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Leadership Structure of the Board

Any director or our Board of Directors as a whole may be removed with or without cause at any meeting of stockholders by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Our amended and restated bylaws provide our Board of Directors with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer. Our Board of Directors believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Board of Directors believes that the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board of Directors based on circumstances then in existence.

The Chairman of the Board presides at all meetings of our Board of Directors and exercises and performs such other powers and duties as may be assigned to him from time to time by the Board or prescribed by our amended and restated bylaws. The Chairman of the Board is appointed by our Board of Directors on an annual basis.

Our Board of Directors has no established policy on whether it should be led by a Chairman who is also the Chief Executive Officer, and in the past has combined the roles of Chairman and Chief Executive Officer. Our Board currently is committed to the separation of the offices of Chairman and Chief Executive Officer. However, our Board of Directors continually evaluates our leadership structure and could, in the future, decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our Company and our stockholders.

Board Meetings and Committees

During our fiscal year ended December 31, 2022, the Board of Directors held fourteen meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period he was a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he served during the periods that he served.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Each of our then current directors attended our 2022 Annual Meeting of Stockholders.

Our Board of Directors has established three standing committees-audit, compensation, and nominating and corporate governance, each of which operates under a written charter that has been approved by our Board of Directors. Each committee charter has been posted on the Investors section of our website at www.sigmaadditive.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Annual Report.

Audit Committee

The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures;

●	establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

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●	meeting independently with our registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the Audit Committee report required by SEC rules.

The members of our Audit Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Duitch serves as the chairperson of the committee. Our Board of Directors has determined that each of Messrs. Duitch, Battinelli and Summers is an independent director under the applicable Nasdaq rules and under SEC Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board of Directors has determined that each member of our Audit Committee is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Audit Committee met four times during 2022.

Compensation Committee

The Compensation Committee’s responsibilities include:

●	annually reviewing and approving corporate goals and objectives applicable to CEO compensation;

●	determining our CEO’s compensation;

●	reviewing and approving, or making recommendations to our Board of Directors with respect to the compensation of our other executive officers;

●	overseeing an evaluation of our senior executives;

●	overseeing and administering our equity incentive plans;

●	reviewing and making recommendations to our Board of Directors with respect to director compensation; and

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” when it is required by SEC rules to be included in our Proxy Statements.

The members of our Compensation Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Battinelli serves as the chairperson of the committee. Our Board of Directors has determined that each of Messrs. Duitch, Battinelli and Summers is independent under the applicable Nasdaq rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become board members;

●	recommending to our board the persons to be nominated for election as directors and to each of the board’s committees; and

●	overseeing an annual evaluation of the board.

The members of our Nominating and Corporate Governance Committee are Messrs. Duitch, Battinelli and Summers, and Mr. Duitch serves as the chairperson of the committee. Our Board of Directors has determined that each of Messrs. Duitch, Battinelli and Summers is independent under the applicable Nasdaq rules and regulations.

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Code of Ethics and Business Conduct

The Company has a code of ethics that applies to all employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, as well as to the members of the Board of Directors. The code is available on our website at www.sigmaadditive.com. The Company intends to disclose any changes in, or waivers from, this code by posting such information on the same website or by filing a Current Report on Form 8-K, in each case to the extent such disclosure is required by the rules of the SEC or Nasdaq. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our Board of Directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also will consider these and other factors as it oversees the annual Board of Director and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.

The Company currently does not meet the diversity objectives of Rule 5605(f)(2)(C). Our Nominating and Corporate Governance Committee is committed to ensuring that our Board’s composition appropriately reflects the current and anticipated needs of our Board of Directors and the Company and believes that our current directors are well-suited to serve as directors based on the expertise and experience. Our Nominating and Corporate Governance Committee, however, has and will continue to consider diverse candidates for membership on our Board of Directors.

Board Diversity Matrix (as of September 30, 2023)
	Female	Male
Total Number of Directors	0	5
Part I: Gender Identity
Directors	0	5
Part II: Demographic Background
White	0	5
LGBTQ+	0

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Stockholder Recommendations for Nominations to the Board of Directors

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our amended and restated articles of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with suitable backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.

Any nomination should be sent in writing to our Corporate Secretary at Sigma Additive Solutions, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. To be timely for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the nomination by [____], 2024, the date 120 days prior to the first anniversary of the mailing date of this proxy statement. For the 2024 annual meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than October 30, 2024.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through standing committees of the Board of Directors that will address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves of any related-person transactions. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance guidelines that we may adopt or amend from time to time. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking by our management.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that during the fiscal year ended December 31, 2022, its executive officers, directors and greater than 10% stockholders timely filed all reports under Section 16(a).

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Current Executive Officers

The following table sets forth the name, age and position of each of our executive officers:

Name	Age	Position
Jacob Brunsberg	37	President and Chief Executive Officer
Frank Orzechowski	63	Chief Financial Officer, Treasurer and Corporate Secretary

For Mr. Brunsberg’s biographical information, see the “Board of Directors and Corporate Governance” section of this proxy statement.

Frank Orzechowski has served as our Chief Financial Officer, Treasurer, principal accounting officer, principal financial officer, and Corporate Secretary since July 1, 2019. Prior to joining the Company, Mr. Orzechowski served as the Chief Financial Officer of StormHarbour Partners LP, an independent global markets and financial advisory firm since September 2013. From May 2013 to August 2013, Mr. Orzechowski served as a contract CFO for Etouches Inc., a cloud-based event management software company, to assist with financial matters in connection with that company’s planned equity financing. Prior to that, he served as President and Owner/Operator of Four-O Technologies Inc. from August 2009 to December 2012, where he successfully launched and guided operations for two Cartridge World franchise units in Connecticut. From February 2006 to July 2009, Mr. Orzechowski served as President and Chief Financial Officer of Nikko Americas Holding Company Inc., where he was responsible for managing all of the support and infrastructure for that company’s U.S. business, as well as investment manager selection and due diligence functions for its World Series Platform. Mr. Orzechowski began his career at Coopers & Lybrand in 1982, received his CPA certification in 1984 and received his Bachelor of Science in Business Administration with a major in Accounting from Georgetown University in 1982.

EXECUTIVE COMPENSATION

Unless otherwise indicated, share and per share information in this section gives retroactive effect to the 1-for-20 reverse stock split effected on September 22, 2023.

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee and is involved in the determination of compensation for the respective executive officers that report to him. Our Chief Executive Officer does not determine his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions (or makes recommendations to the Board) as to total compensation for each executive officer as well as each individual compensation component.

The following table sets forth compensation for services rendered in all capacities to the Company: (i) for each person who served as the Company’s Chief Executive Officer at any time during the past fiscal year and (ii) for our two most highly compensated executive officers, other than our Chief Executive Officer, who were employed with the Company on December 31, 2022 (the foregoing executives are herein collectively referred to as the “named executive officers”).

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Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (1)		Stock Awards ($)	Option Awards ($) (3)		All Other Compensation ($)	Total ($)
Jacob Brunsberg – Chief Executive Officer and Director	2022	250,000	-		-	597,722	(4)	-	847,722
	2021	56,818	19,876	(2)	-	264,352	(5)	-	341,046

Mark Ruport – Former Chief Executive Officer and Current Chairman	2022	122,917	-		-	46,771	(6)	-	169,687
	2021	250,000	208,333	(2)	-	368,660	(7)	-	826,993

Darren Beckett – Former Chief Technology Officer	2022	200,000	-		-	178,896	(8)	-	378,896
	2021	185,000	25,800	(2)	-	361,812	(9)	-	572,612

Frank Orzechowski - Chief Financial Officer	2022	200,000	-		-	228,097	(10)	-	428,097
	2021	185,000	26,500	(2)	-	276,424	(11)	-	487,924

(1)	Actual amounts paid or accrued.

(2)	On January 24, 2022, the Compensation Committee granted Messrs. Brunsberg, Ruport, Beckett, and Orzechowski performance bonuses of $19,876, $208,333, $25,800, and $26,500 respectively, for the fiscal year ended December 31, 2021 in accordance with the provisions of their incentive compensation plans.

(3)	Includes option awards and stock appreciation rights awards. Stock appreciation rights awards are only payable in cash. As such, no shares of common stock were reserved in connection with the awards since no shares will be issued pursuant to exercise. The Fair Value of option and SARs awards are calculated in accordance with FASB ASC Topic 718. The amount recognized for all awards is calculated using the Black Scholes pricing model.

(4)	On February 16, 2022, we granted Mr. Brunsberg an option to purchase up to 3,500 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $50.00 and vests in equal monthly installments over three years. As of December 31, 2022, 978 shares were vested and exercisable. The option had a grant date fair value of $117,719. Also on February 16, 2022, we granted Mr. Brunsberg 1,500 SARs under our 2020 Stock Appreciation Rights Plan. The SARs have an exercise price of $50.00 and vests in equal monthly installments over three years. As of December 31, 2022, 420 SARs were fully vested and exercisable. The SARs had a grant date fair value of $50,451. On July 1, 2022, we granted Mr. Brunsberg an option to purchase up to 2,490 shares of common stock. The option has an exercise price of $50.00, and vests as follows: 25%, on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 883 shares were vested and exercisable. The option had a grant date fair value of $46,367. Also on July 1, 2022, we granted Mr. Brunsberg an option to purchase up to 760 shares of common stock. The option has an exercise price of $50.00, and vests as follows: 25%, on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 270 shares were vested and exercisable. The option had a grant date fair value of $14,152. Additionally, on July 1, 2022 we granted Mr. Brunsberg 9,747 SARs. The SARS have an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 3,453 SARs were vested and exercisable. The SARs had a grant date fair value of $181,503. Last, on July 1, 2022, we granted Mr. Brunsberg 9,098 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Brunsberg remains an employee of the Company on that date. The SARs had a grant date fair value of $187,530.

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(5)	On September 20, 2021, we granted Mr. Brunsberg an option to purchase up to 5,000 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $63.60 and is fully vested and exercisable. The option had a grant date fair value of $264,352.

(6)	On July 1, 2022, the Company granted Mr. Ruport an option to purchase up to 963 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $50.00 and vests as follows: 25%, on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 343 shares were vested and exercisable. The option had a grant date fair value of $17,916. Also on July 1, 2022, the Company granted Mr. Ruport an option to purchase up to 294 shares of our common stock. The option has an exercise price of $50.00 and vests as follows: 25%, on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 108 shares were fully vested and exercisable. The option had a grant date fair value of $5,469. Last, on July 1, 2022 the Company granted Mr. Ruport 1,256 SARs. The SARs have an exercise price of $50.00 and vest as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 449 SARs were fully vested and exercisable. The SARs had a grant date fair value of $23,386.

(7)	On August 11, 2021, we granted Mr. Ruport an option to purchase 2,592 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $68.40 and vests as follows: 25%, or 648 shares vested and became exercisable on August 11, 2021, and the remaining 1,944 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 1,512 shares were vested and exercisable. The option had a grant date fair value of $147,464. On August 11, 2021, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Ruport 3,888 Stock Appreciation Rights (“SARs”). The SARs have an exercise price of $68.40 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 1,296 SARs were fully vested and exercisable. The SARs had an aggregate grant date fair value of $221,196.

(8)	On July 1, 2022, we granted Mr. Beckett an option to purchase up to 793 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 281 shares were vested and exercisable. The option had a grant date fair value of $14,757. Also on July 1, 2022, we granted Mr. Beckett an option to purchase up to 2,597 shares of our common stock with an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 920 shares were fully vested and exercisable. The option had a grant date fair value of $48,348. Additionally, on July 1, 2022 we granted Mr. Beckett 848 SARs with an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 300 SARs were fully vested and exercisable. The SARs had a grant date fair value of $15,776. Last, on July 1, 2022, we granted Mr. Beckett 4,852 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Beckett remains an employee of the Company on that date. The SARs had a grant date fair value of $100,015.

(9)	On August 11, 2021, we granted Mr. Beckett an option to purchase 2,544 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $68.40 and vests as follows: 25%, or 636 shares vested and became exercisable on August 11, 2021, and the remaining 1,908 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 1,484 shares were vested and exercisable. The option had a grant date fair value of $144,724. On August 11, 2021, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Beckett 3,816 SARs. The SARs have an exercise price of $68.40 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 1,272 SARs were vested and exercisable. The SARs had an aggregate grant date fair value of $217,088.

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(10)	On July 1, 2022, we granted Mr. Orzechowski an option to purchase up to 797 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 283 shares were vested and exercisable. The option had a grant date fair value of $14,826. Also on July 1, 2022, we granted Mr. Orzechowski an option to purchase up to 2,609 shares of our common stock with an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 928 shares were fully vested and exercisable. The option had a grant date fair value of $48,574. Additionally, on July 1, 2022 we granted Mr. Orzechowski 3,474 SARs with an exercise price of $50.00 and vests as follows: 25% on the date of the grant, and the remaining 75% in equal monthly installments over the subsequent thirty-six months. As of December 31, 2022, 1,234 SARs were fully vested and exercisable. The SARs had a grant date fair value of $64,682. Last, on July 1, 2022, we granted Mr. Orzechowski 4,852 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Orzechowski remains an employee of the Company on that date. The SARs had a grant date fair value of $100,015.

(11)	On August 11, 2021, we granted Mr. Orzechowski an option to purchase 2,429 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $68.40 and vests as follows: 25%, or 608 shares vested and became exercisable on August 11, 2021, and the remaining 1,821 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 1,424 shares were vested and exercisable. The option had a grant date fair value of $138,212. On August 11, 2021, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Orzechowski 2,429 SARs. The SARs have an exercise price of $68.40 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 810 SARs were vested and exercisable. The SARs had an aggregate grant date fair value of $138,212.

Named Executive Officer Employment Agreements

Jacob Brunsberg

On September 7, 2021, we entered into an “at-will’ employment letter agreement with Jacob Brunsberg, effective as of September 20, 2021 (the “effective date”), pursuant to which Mr. Brunsberg agreed to serve as Senior Vice-President, Product Management and Strategic Relationships on an “at-will” basis. As of February 16, 2022, Mr. Brunsberg was appointed President and Chief Operating Officer, and as of April 1, 2022, Mr. Brunsberg was appointed President, Chief Executive Officer, and Principal Executive Officer of the Company. Additionally, Mr. Brunsberg was appointed to serve as a member of our Board of Directors, effective as of April 1, 2022, with a term expiring at the 2025 annual meeting of stockholders.

Under the employment letter agreement. Mr. Brunsberg is entitled to (i) an annual base salary of $200,000, which was increased to $250,000 effective February 16, 2022, and (ii) all benefits that we elect in our sole discretion to provide from time to time to our other executive officers,, and received a grant of a five-year stock option to purchase up to 5,000 shares of common stock of the Company, which has an exercise price equal to the closing price of the Company’s common stock on the effective date, and vested and became exercisable in full on the effective date. The option is on such other terms and provisions as are contained in the Company’s standard form nonqualified stock option agreement.

Additionally, during the term of his employment, Mr. Brunsberg is eligible to receive one or more bonuses relating to each fiscal year in recognition of his achievement of individual and Company goals established by the Board of Directors from time to time. However, the decision to provide any such bonuses and the amount and terms of any such bonuses is in the sole discretion of the Board of Directors. On January 24, 2022, Mr. Brunsberg was awarded a performance bonus of $19,876 for 2021.

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Mark K. Ruport

On December 3, 2019, we entered into an “at-will’ employment letter agreement with Mark Ruport, effective as of December 3, 2019 (the “effective date”), pursuant to which Mr. Ruport agreed to serve as our Executive Chairman on an “at-will” basis. Additionally, Mr. Ruport was appointed to serve as a member of our Board of Directors, effective as of December 3, 2019, with a term expiring at the 2021 annual meeting of stockholders. As of April 30, 2020, Mr. Ruport was appointed as President, Chief Executive Officer, and principal executive officer of the Company, and no longer serves as Executive Chairman. On February 16, 2022, Mr. Ruport resigned as President, and effective April 1, 2022, Mr. Ruport resigned as Chief Executive Officer. Mr. Ruport remained an employee of the Company until September 30, 2022. Mr. Ruport remains a member of our Board of Directors and was appointed Chairman of our Board effective April 1, 2022.

Darren P. Beckett

Mr. Beckett served as an employee of the Company from September 25, 2017, until March 1, 2023 pursuant to an “at will” employment agreement with the Company, under which he was engaged to serve as our Engineering Manager. On October 18, 2018, his title was changed from Vice President of Engineering to Chief Technology Officer of the Company. On October 18, 2018, the Company also increased the annual base salary of Mr. Beckett from $135,000 to $180,000, effective retroactive to September 16, 2018, and granted Mr. Beckett an option to purchase 100 shares of common stock under the 2013 Plan at an exercise price of $242.00 per share. The option has a term of five years and vests in equal annual installments over four years from the date of grant subject, in each case, to Mr. Beckett being in the continuous employ of the Company on the applicable vesting date. Under the agreement, Mr. Beckett is eligible to receive medical and dental benefits, life insurance, short and long-term disability coverage, and to participate in the Company’s Section 125 cafeteria plan, vision plan and 401K plan.

Frank. Orzechowski

On July 1, 2019, we entered into an “at will” employment agreement, with Frank Orzechowski under which he was engaged to serve as our Chief Financial Officer, Treasurer, Principal Accounting Officer and Corporate Secretary of the Company. Under Mr. Orzechowski’s employment agreement, he was entitled to receive an annual base salary of $135,000, which was increased to $155,000 effective March 1, 2020, which was increased to $180,000 on January 1, 2021, and which was increased to $200,000 on October 1, 2021. Pursuant to the employment agreement, Mr. Orzechowski was granted (1) a stock option to purchase up to 13 shares of common stock of the Company, at an exercise price equal to $280.00 per share, which was the closing market price of the Company’s common stock on July 1, 2019 (i.e., the Effective Date), and (2) to purchase up to 300 shares of common stock of the Company, with an exercise price of $280.00, and will vest and become exercisable as follows: 20 shares vested and became exercisable on the one-year anniversary of the Effective Date, 45 shares vested and became exercisable on the second-year anniversary of the Effective Date, 71 shares will vest and become exercisable on the third-year anniversary of the Effective Date, and 164 shares will vest and become exercisable on the fourth-year anniversary of the Effective Date, provided, in each case, that Mr. Orzechowski remains an employee of the Company through such vesting dates. Further, Mr. Orzechowski is eligible to participate in the Company’s 2013 Equity Incentive Plan, and is eligible to receive medical and dental benefits, life insurance, short and long-term disability coverage, and to participate in the Company’s Section 125 cafeteria plan, vision plan and 401K plan.

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Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth outstanding stock options granted under or outside of our 2013 Equity Incentive Plan and SARs under our 2020 Stock Appreciation Rights Plan that are held by our named executive officers as of December 31, 2022:

	Option Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Jacob Brunsberg(2)	5,000	-	$63.60	9/20/2026
	978	2,522	$50.00	2/16/2027
	420	1,080	$50.00	2/16/2027
	270	490	$50.00	7/1/2027
	883	1,607	$50.00	7/1/2027
	3,453	6,294	$50.00	7/1/2027
	-	9,098	$26.00	7/1/2027

Mark K. Ruport(3)	500	-	$224.00	12/3/2024
	2,000	-	$224.00	12/3/2024
	5,106	727	$50.00	6/14/2025
	2,004	1,001	$52.60	6/22/2025
	3,997	1,749	$51.00	11/24/2025
	1,512	1,080	$68.40	8/11/2026
	1,296	2,592	$68.40	8/11/2026
	108	186	$50.00	7/1/2027
	343	620	$50.00	7/1/2027
	449	807	$50.00	7/1/2027

Darren Beckett(4)	100	-	$242.00	10/18/2023
	14	5	$300.00	1/1/2024
	19	7	$248.00	7/18/2024
	250	-	$134.00	10/11/2024
	2,042	292	$50.00	6/14/2025
	802	401	$52.60	6/22/2025
	1,484	1,060	$68.40	8/11/2026
	1.272	2,544	$68.40	8/11/2026
	281	512	$50.00	7/1/2027
	300	548	$50.00	7/1/2027
	920	1,677	$50.00	7/1/2027
	-	4,852	$26.00	7/1/2027
	75	-	$312.00	2/26/2028

Frank Orzechowski(5)	13	-	$280.00	7/1/2024
	135	165	$280.00	7/1/2024
	1,533	217	$50.00	6/14/2025
	601	301	$52.60	6/22/2025
	810	1,619	$68.40	8/11/2026
	1,424	1,005	$68.40	8/11/2026
	283	514	$50.00	7/1/2027
	928	1,681	$50.00	7/1/2027
	1,234	2,240	$50.00	7/1/2027
	-	4,852	$26.00	7/1/2027

(1) On June 23, 2020, we adopted the 2020 Stock Appreciation Rights Plan. The Plan provides for incentive awards in the form of SARs payable in cash. No shares of common stock were reserved in connection with the adoption of the Plan since no shares will be issued pursuant to the Plan. Awards issued under the Plan are included in the table.

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(2) On September 20, 2021, in conjunction with the hiring of Jacob Brunsberg, the Company’s current President and Chief Executive Officer, the Company granted to Mr. Brunsberg an option to purchase 5,000 shares of our common stock with an exercise price of $63.60, which was fully vested and exercisable on the date of the grant. On February 16, 2022, the Company granted an option to Mr. Brunsberg to purchase up to 3,500 shares of common stock with an exercise price of $50.00, which will vest in equal monthly installments over three years. As of December 31, 2022, 978 shares were fully vested and exercisable. Also on February 16, 2022, the Company granted 1,500 SARs to Mr. Brunsberg, with an exercise price of $50.00, which will vest in equal monthly installments over three years. As of December 31, 2022, 420 SARs were fully vested and exercisable. On July 1, 2022, we granted Mr. Brunsberg an option to purchase up to 760 shares of our common stock with an exercise price of $50.00. 205 shares were fully vested and exercisable on the date of the grant, and the remaining 555 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 270 shares were fully vested and exercisable. Also on July 1, 2022, we granted Mr. Brunsberg an option to purchase up to 2,490 shares of our common stock with an exercise price of $50.00. 623 shares were fully vested and exercisable on the date of the grant, and the remaining 1,867 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 883 shares were fully vested and exercisable. Additionally, on July 1, 2022 we granted Mr. Brunsberg 9,747 SARs with an exercise price of $50.00. 2,437 SARs were fully vested and exercisable on the date of the grant, and the remaining 7,310 SARs will vest in equal monthly installments over the next three years. As of December 31, 2022, 3,453 SARs were fully vested and exercisable. Last, on July 1, 2022, we granted Mr. Brunsberg 9,098 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Brunsberg remains an employee of the Company on that date.

(3) On December 3, 2019, in conjunction with the hiring of Mark K. Ruport, the Company’s former President and Chief Executive Officer, the Company granted to Mr. Ruport (i) an option to purchase 500 shares of our common stock with an exercise price of $224.00, which fully vested and became exercisable on January 3, 2020; and (ii) an option to purchase up to 2,000 shares of our common stock, with an exercise price of $224.00, which became fully vested and exercisable as of December 31, 2022. On May 28, 2020, we granted Mr. Ruport an option to purchase 5,833 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $50.00 and as of December 31, 2022 5,106 shares were fully vested and exercisable, and the remaining 727 shares will vest in equal monthly installments over the next six months. On November 24, 2020, we granted Mr. Ruport an option to purchase up to 5,746 shares of our common stock. The option has an exercise price of $51.00 and vests over three years in equal monthly installments beginning one month from the grant date. As of December 31, 2022, 3,997 shares were vested and exercisable. On June 23, 2020, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Ruport 3,005 SARs. The SARs have an exercise price of $52.60 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 2,004 SARs were vested and exercisable. On August 11, 2021, we granted Mr. Ruport an option to purchase 2,592 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $68.40 and as of December 31, 2022, 1,512 shares were fully vested and exercisable, and the remaining 1,080 shares will vest in equal monthly installments over the next twenty months. On August 11, 2021, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Ruport 3,888 SARs. The SARs have an exercise price of $68.40 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 1,296 SARs were fully vested and exercisable. On July 1, 2022, the Company granted Mr. Ruport an option to purchase up to 294 shares of our common stock with an exercise price of $50.00. 79 shares were fully vested and exercisable on the date of the grant, and the remaining 215 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 108 shares were fully vested and exercisable. Also on July 1, 2022, the Company granted Mr. Ruport an option to purchase up to 963 shares of our common stock with an exercise price of $50.00. 241 shares were fully vested and exercisable on the date of the grant, and the remaining 722 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 343 shares were fully vested and exercisable. Additionally, on July 1, 2022 the Company granted Mr. Ruport 1,256 SARs. The SARs have an exercise price of $50.00. 314 SARs were fully vested and exercisable on the date of the grant, and the remaining 942 SARs will vest in equal monthly installments over the next three years. As of December 31, 2022, 449 SARs were fully vested and exercisable.

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(4) On February 26, 2018 we granted Mr. Beckett an option to purchase up to 75 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $312.00 and is fully vested and exercisable. On October 18, 2018, we granted Mr. Beckett an option to purchase up to 100 shares of our common stock. The option has an exercise price per share equal to $242.00 and is fully vested and exercisable. On January 1, 2019, we granted Mr. Beckett an option to purchase up to 19 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $300.00, and vests in equal installments on the first through the fourth anniversaries of the grant. As of December 31, 2022, 14 shares are vested and exercisable. On July 18, 2019, we granted Mr. Beckett an option to purchase up to 26 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $248.00. The option vests and will become exercisable in equal installments on the first through the fourth anniversaries of the date of grant. As of December 31, 2022, the option was vested as to 19 shares. On October 11, 2019, we granted Mr. Beckett an option to purchase up to 250 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price per share equal to $134.00 and is fully vested and exercisable. On May 28, 2020, we granted Mr. Beckett an option to purchase 2,334 shares of our common stock. The option has an exercise price per share equal to $50.00 and as of December 31, 2022, 2,042 shares were fully vested and exercisable. The remaining 292 shares will vest in equal monthly installments over the next six months. On June 23, 2020, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Beckett 1,203 SARs. The SARs have an exercise price of $52.60 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 802 SARs were vested and exercisable. On August 11, 2021, we granted Mr. Beckett an option to purchase 2,544 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $68.40 and as of December 31, 2022, 1,484 shares were fully vested and exercisable, and the remaining 1,060 shares will vest in equal monthly installments over the next twenty months. On August 11, 2021, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Beckett 3,816 SARs. The SARs have an exercise price of $68.40 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 1,272 shares were fully vested and exercisable. On July 1, 2022, we granted Mr. Beckett an option to purchase up to 793 shares of our common stock with an exercise price of $50.00. 214 shares were fully vested and exercisable on the date of the grant, and the remaining 579 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 281 shares were fully vested and exercisable. Also on July 1, 2022, we granted Mr. Beckett an option to purchase up to 2,597 shares of our common stock with an exercise price of $50.00. 650 shares were fully vested and exercisable on the date of the grant, and the remaining 1,947 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 920 shares were fully vested and exercisable. Additionally, on July 1, 2022 we granted Mr. Beckett 848 SARs with an exercise price of $50.00. 212 SARs were fully vested and exercisable on the date of the grant, and the remaining 636 SARs will vest in equal monthly installments over the next three years. As of December 31, 2022, 300 SARs were fully vested and exercisable. Last, on July 1, 2022, we granted Mr. Beckett 4,852 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Beckett remains an employee of the Company on that date.

(5) On July 1, 2019, in conjunction with the hiring of Frank Orzechowski, the Financial Officer, the Company granted to Mr. Orzechowski (i) an option to purchase 13 shares of our common stock with an exercise price of $280.00, which fully vested and became exercisable on July 1, 2019; and (ii) an option to purchase up to 300 shares of our common stock, with an exercise price of $280.00. As of December 31, 2022, 135 shares were fully vested and exercisable, and the remaining 165 shares will vest and become exercisable on July 1, 2023. On May 28, 2020, we granted Mr. Orzechowski an option to purchase 1,750 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $50.00. As of December 31, 2022, 1,533 shares were fully vested and exercisable, and the remaining 217 shares will vest in equal monthly installments over the next six months. On June 23, 2020, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Orzechowski 902 SARs. The SARs have an exercise price of $52.60 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 601 SARs were vested and exercisable. On August 11, 2021, we granted Mr. Orzechowski an option to purchase 2,429 shares of our common stock under our 2013 Equity Incentive Plan in connection with his employment arrangement. The option has an exercise price of $68.40 and as of December 31, 2022, 1,424 shares were fully vested and exercisable, and the remaining 1,005 shares will vest in equal monthly installments over the next twenty months. On August 11, 2021, pursuant to our 2020 Stock Appreciation Rights Plan, we granted Mr. Orzechowski 2,429 SARs. The SARs have an exercise price of $68.40 and will vest and become exercisable in three equal installments on each of the first, second, and third anniversaries of the grant date. As of December 31, 2022, 810 SARs were fully vested and exercisable. .. On July 1, 2022, we granted Mr. Orzechowski an option to purchase up to 797 shares of our common stock with an exercise price of $50.00. 215 shares were fully vested and exercisable on the date of the grant, and the remaining 582 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 283 shares were fully vested and exercisable. Also on July 1, 2022, we granted Mr. Orzechowski an option to purchase up to 2,609 shares of our common stock with an exercise price of $50.00. 652 shares were fully vested and exercisable on the date of the grant, and the remaining 1,957 shares will vest in equal monthly installments over the next three years. As of December 31, 2022, 928 shares were fully vested and exercisable. Additionally, on July 1, 2022 we granted Mr. Orzechowski 3,474 SARs with an exercise price of $50.00. 869 SARs were fully vested and exercisable on the date of the grant, and the remaining 2,605 SARs will vest in equal monthly installments over the next three years. As of December 31, 2022, 1,234 SARs were fully vested and exercisable. Last, on July 1, 2022, we granted Mr. Orzechowski 4,852 SARs in connection with his employment retention agreement. The SARs have an exercise price of $26.00 and will vest and become exercisable on March 15, 2025 if Mr. Orzechowski remains an employee of the Company on that date.

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Potential Payments Upon Termination or Change-in-Control

Section 14A of the Securities Exchange Act of 1934, as amended, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that Sigma provide stockholders with the opportunity to vote to approve, on a non-binding advisory vote basis, the payment of compensation payable by Sigma to its named executive officers upon termination or change-in-control.

The following table sets forth information regarding the compensation payable to our named executive officers under our separation plan described below:

Golden Parachute Compensation

Name	Cash ($)		Equity ($)	Pension/ NQDC ($)	Perquisites/ benefits ($)	Tax reimbursement ($)	Other ($)		Total ($)
Jacob Brunsberg – President and Chief Executive Officer	267,011	(1)	-	-	-	-	121,400	(2)	388,411
Frank Orzechowski – Chief Financial Officer	309,073	(3)	-	-	-	-	-		309,073

(1)	Consists of the retention bonus of $204,511 under our former retention bonus plan, calculated as 1.5 times annual base salary and prorated for the period July 1, 2022 through December 31, 2023, plus a severance payment of $62,500 equating to three months’ base salary, payable upon Mr. Brunsberg’s voluntary resignation from the Company effective as of the closing date of the Acquisition.
(2)	Consists of a grant of 31,250 shares of restricted common stock at a price of $3.88, which was the average closing market price of the Company’s common stock over the first five business days following September 7, 2023, the date of our first public announcement of the proposed Acquisition. Such grant will be awarded to Mr. Brunsberg in connection with his voluntary resignation from the Company effective as of the closing date of the Acquisition.
(3)	Consists of the retention bonus of $109,073 under our former retention bonus plan, calculated as one times annual base salary and prorated for the period July 1, 2022 through December 31, 2023. In addition, should Mr. Orzechowski be terminated without “cause” or resign for “good reason” within 18 months of the closing date of the Acquisition, he will be entitled to a severance payment of $200,000, which is equal to one year’s current base salary.

Separation Plan

The separation plan consists of retention bonuses payable to Mr. Brunsberg and Mr. Orzechowski consistent with their respective Retention Bonus and Change in Control Agreements entered into in January 2023 described below and separation payments as an incentive to facilitate the Acquisition as provided in the Exchange Agreement. The Exchange Agreement contemplates that Mr. Brunsberg will resign as our President and Chief Executive Officer in conjunction with the closing of the Acquisition and that William Kerby, the co-founder and Chief Executive Officer of NextTrip, will be appointed as our Chief Executive Officer, and that Mr. Orzechowski will continue to serve as our Chief Financial Officer following the Acquisition.

Under the separation plan, Mr. Brunsberg will resign effective at the close of business on the closing date of the Acquisition and receive the retention bonus under his Retention Bonus and Change in Control Agreement, prorated through an assumed closing date of the Acquisition of December 31, 2023, of $204,511 and a cash separation payment equal to three months’ base salary, or $62,500. Mr. Brunsberg also will be awarded under the Sigma Additive Solutions, Inc. 2023 Equity Incentive Plan, assuming it is approved at the Annual Meeting, of 31,250 shares of restricted stock, or restricted stock units, or stock options to purchase up to 31,250 shares of common stock as determined by the Administrator of the 2023 Plan.

Under the separation plan, Mr. Orzechowski will be entitled to receive the retention bonus under his Retention Bonus and Change in Control Agreement, prorated through an assumed closing date of the Acquisition of December 31, 2023, of $109,073 upon the closing of the Acquisition. Mr. Orzechowski also will be entitled to severance equal to his current base annual salary if his employment is terminated by the Company without “cause” or he resigns for “good reason” within 18 months following the Acquisition.

In the event the Acquisition in not completed for any reason, the retention bonuses to Mr. Brunsberg and Mr. Orzechowski will be payable upon the closing of the Asset Sale.

Except as otherwise indicated, the Retention Bonus and Change in Control Agreements between Sigma and Messrs. Brunsberg and Orzechowski described below have been terminated, and Messrs. Brunsberg and Orzechowski will forgo any rights and benefits thereunder in connection with the Acquisition, the Asset Sale, or otherwise.

Former Retention Bonus Plan

On July 1, 2022, as reported in the Annual Report, our Board of Directors, upon the recommendation of the Compensation Committee, adopted retention bonus and change in control plans for certain of our named executive officers as described below.

The retention bonus plan consisted of the award of retention bonuses to Mr. Brunsberg, and Mr. Orzechowski as an incentive to remain in our employ through the end of the retention period. The retention bonus amount for Mr. Brunsberg was $375,000, which was equal to 150% of his base salary in effect on July 1, 2022, and the retention bonus amount for Mr. Orzechowski was $200,000, which was equal to 100% of his base salary in effect on July 1, 2022. The retention bonuses were to be payable 50% in cash and 50% in SARs for each executive.

The SARs have an exercise price of $26.00 (i.e., the closing price of our common stock on the grant date) and are subject to vesting, in full, on March 15, 2025, subject to the executive remaining in our continuous employ through such date. The SARs will remain outstanding and not be affected by the termination of the Retention Bonus and Change in Control Agreements with Mr. Brunsberg and Mr. Orzechowski.

The cash component of the retention bonuses was to be paid upon the end of the retention period coinciding with the filing of the Company’s 2024 Annual Report on Form 10-K, subject to the executive’s continuous employment by the Company through the filing date. In the event of a “change in control” of the Company prior to such filing, the executives would be entitled to payment in cash of a pro rata portion of their total respective bonuses. The balance of the retention bonuses would terminate. Assuming a change in control had occurred on December 31, 2022, the amount of retention bonuses payable to Mr. Brunsberg and Mr. Orzechowski would have been $67,164 and $35,821, respectively.

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Former Change in Control Plan

The change in control plan adopted on July 1, 2022, as modified by our Board of Directors on January 24, 2023, provided that following a “Change in Control” of the Company, Messrs. Brunsberg and Orzechowski each would be entitled to a cash payment equal to two times his base annual salary in effect on July 1, 2022 (i.e., $500,000 for Mr. Brunsberg and $400,000 for Mr. Orzechowski), less any base salary payments received between the date of the “change in control” and the termination date, if his employment is terminated by the Company without “Cause” or the executive resigned for “Good Reason” within two years following the “Change in Control.” For purposes of the plan, “Change in Control” meant: (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert.

Equity Awards

We offer stock options, stock appreciation rights, and stock awards to certain of our employees, including our executive officers, as the long-term incentive component of our compensation program. We generally grant equity awards to new hires upon their commencing employment with us. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Our stock appreciation rights allow employees to receive a cash payment for the difference between the market price of our common stock on the date of exercise and the strike price. We sometimes also offer stock options, stock appreciation rights and stock awards to our consultants in lieu of cash. Our stock options allow consultants to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and are not intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Our stock appreciation rights allow consultants to receive a cash payment for the difference between the market price of our common stock on the date of exercise and the strike price. Stock options, stock appreciation rights, and stock awards granted to our executive officers may be subject to accelerated vesting in certain circumstances.

Retirement Plans

We maintain a qualified 401(k) plan, in which all eligible employees may participate. We make safe harbor contributions to match 100% of each participant’s contribution up to 3% of salary, and 50% of the next 2% of salary contributed. Safe harbor contributions are 100% vested. We may also elect, on an annual basis, to make a discretionary contribution to the plan, but have not done so to date. Our elective matches and elective contributions vest to participant accounts as follows: 20% after two years of service, and 20% per year thereafter until the participant reaches 6 years of service, at which time, employer contributions vest 100%. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

No Tax Gross-Ups

We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our Company.

2013 Equity Incentive Plan

Plan Purpose

Our Board of Directors adopted the 2013 Plan, which terminated on March 15, 2023, to (1) encourage selected employees, officers, directors, consultants and advisers to improve our operations and increase our profitability, (2) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (3) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. All of our current employees, officers, directors and consultants were eligible to participate in the 2013 Plan.

Administration

The 2013 Plan is administered by the Board or by a committee to which administration of the Plan, or of part of thereof, is delegated by the Board. The 2013 Plan is currently administered by our Compensation Committee, which we refer to below as the “Administrator.” The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive Options, Stock Appreciation Rights and Stock Awards. Subject to the requirements imposed by the 2013 Plan, the Administrator is also responsible for determining the terms and conditions of each Option and Stock Appreciation Right award, including the number of shares subject to the Option, the exercise price, expiration date and vesting period of the Option and whether the option is an Incentive Option or a Non-Qualified Option. Subject to the requirements imposed by the 2013 Plan, the Administrator is also responsible for determining the terms and conditions of each Stock Award, including the number of shares granted, the purchase price (if any), and the vesting, transfer and other restrictions imposed on the stock. The Administrator has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2013 Plan or of any award under the 2013 Plan.

The 2013 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a qualified pension, profit sharing or bonus plan under Section 401(a) of the Internal Revenue Code.

Stock Subject to the 2013 Plan

As of September 30, 2023, there were 95,749 shares previously issued or subject to outstanding awards under the 2013 Plan. The plan expired on March 15, 2023 and therefore there are no shares available for future issuance under the 2013 Plan.

Vesting

Each Option, Stock Appreciation Right or Stock Award will become exercisable or non-forfeitable (that is, “vest”) under conditions specified by the Administrator at the time of grant. Vesting typically is based upon continued service as a director or employee but may be based upon any performance criteria and other contingencies that are determined by the Administrator. Shares subject to Stock Awards may be subject to specified restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.

Expiration Date

Each Option or Stock Appreciation Right must be exercised by a date specified in the award agreement, which may not be more than ten years after the grant date. Except as otherwise provided in the relevant agreement, an Option or Stock Appreciation Right ceases to be exercisable ninety days after the termination of the holder’s service with us.

Transfers of Options

Unless otherwise determined by the Administrator, Options are not transferable except by will or the laws of descent and distribution.

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Purchase Price Payment

Unless otherwise determined by the Administrator, the purchase price of common stock acquired under the 2013 Plan is payable by cash or check at the time of an Option exercise or acquisition of a Stock Award. The Company does not charge participants any fees or commissions in connection with their acquisition of common stock under the 2013 Plan. The Administrator also has discretion to accept the following types of payment from participants:

●	A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or an executive officer;

●	Shares of our Common Stock already owned by the Option or Stock Award holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months;

●	The surrender of shares of Common Stock then issuable upon exercise of an Option; and

●	A “cashless” option exercise in accordance with applicable regulations of the SEC and the Federal Reserve Board.

Withholding Taxes

At the time of his or her exercise of an Option or Stock Appreciation Right, an employee is responsible for paying all applicable federal and state withholding taxes. A holder of Stock Awards is responsible for paying all applicable federal and state withholding taxes once the shares covered by the award cease to be forfeitable or at any other time required by applicable law.

Securities Law Compliance

Shares of common stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Administrator determines that the exercise of the Option or receipt of the Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 (the “Securities Act”), applicable state and foreign securities laws and the requirements of any stock exchange on which our common stock is traded.

Effects of Certain Corporate Transactions

Except as otherwise determined by the Administrator, in the event of a “corporate transaction,” all previously unexercised Options and Stock Appreciation Rights will terminate immediately prior to the consummation of the corporate transaction and all unvested Restricted Stock awards will be forfeited immediately prior to the consummation of the corporate transaction. The Administrator, in its discretion, may permit exercise of any Options or Stock Appreciation Rights prior to their termination, even if those awards would not otherwise have been exercisable, or provide that outstanding awards will be assumed or an equivalent Option or Stock Appreciation Right substituted by a successor corporation. The Administrator, in its discretion, may remove any restrictions as to any Restricted Stock awards or provide that all outstanding Restricted Stock awards will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions. In general, a “corporate transaction” means:

●	Our liquidation or dissolution;

●	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

●	A sale of all or substantially all of our assets; or

●	A purchase or other acquisition of more than 50% of our outstanding stock by one person, or by more than one person acting in concert.

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Other Adjustment Provisions

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (1) the number and class of shares of stock subject to the 2013 Plan and each Option and grant of Stock Awards outstanding under the 2013 Plan, and (2) the purchase price of each outstanding Option and (if applicable) Stock Award.

Termination of the Plan

The 2013 Plan terminated by its terms on March 15, 2023.

2020 Stock Appreciation Rights Plan

On June 23, 2020, our Board of Directors adopted the Sigma Labs, Inc. 2020 Stock Appreciation Rights Plan (the “Plan”). The purposes of the Plan are to: (i) enable the Company to attract and retain the types of employees, consultants, and directors (collectively, “Service Providers”) who will contribute to the Company’s long-range success; (ii) provide incentives that align the interests of Service Providers with those of the stockholders of the Company; and (iii) promote the success of the Company’s business. The Plan only provides for incentive awards that are only made in the form of stock appreciation rights payable in cash (“SARs”). No shares of common stock were reserved in connection with the adoption of the Plan since no shares will be issued pursuant to the Plan.

Administration

The Plan will be administered by the Compensation Committee of the Board or, in the Board’s sole discretion, by the Board. The Compensation Committee will have the authority to, among other things, (i) construe and interpret the Plan and apply its provisions; (ii) promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (iii) delegate its authority to one or more persons who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder with respect to SARs that do not involve “insiders” within the meaning of Section 16 of the Exchange Act; (iv) determine when SARs are to be granted under the Plan and the applicable grant date; (v) prescribe the terms and conditions of each SAR, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the SAR Agreement relating to such grant; (vi) amend any outstanding SARs, subject, in certain cases, to the participant’s consent; and (vii) make all other determinations which may be necessary or advisable for the administration of the Plan.

Eligible Participants

SARs may be granted only to persons who are Service Providers, and those persons whom the Committee determines are reasonably expected to become Service Providers following the grant date. The Committee may from time to time designate those Service Providers, if any, to be granted SARs under the Plan, the number of SARs which will be granted to each such person, and any other terms or conditions relating to SARs as it may deem appropriate to the extent consistent with the provisions of the Plan. A participant who has been granted a SAR may, if otherwise eligible, be granted additional incentive awards at any time.

Grant. The Committee may grant SARs to any Service Provider. An SAR is the right to receive an amount equal to the Spread with respect to a share of the Company’s common stock upon the exercise of the SAR. The “Spread” is the difference between the exercise price per share specified in a SAR agreement on the date of grant and the fair market value per share on the date of exercise of the SAR.

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General Provisions. The terms and conditions of each SAR will be evidenced by a SAR agreement. The exercise price per share will not be less than 100% of the fair market value of a Share on the date of grant of the SAR. The term of the SAR will be determined by the Committee but may not be greater than ten years from the date of grant.

Exercise. SARs are exercisable subject to such terms and conditions as the Committee may specify in the SAR agreement for the SAR. A SAR may be exercised by the delivery of a signed written notice of exercise to the Company, which must be received and accepted by the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice must set forth the number of SARs being exercised, together with any additional documents the Company may require.

Settlement. Upon exercise of a SAR, the Grantee will receive an amount equal to the Spread. The Spread, less applicable withholdings, will be payable only in cash. In no event may any SAR be settled in any manner other than by delivery of a cash payment from the Company.

Form of SAR Agreement

Each participant to whom a SAR is granted will be required to enter into a SAR agreement with the Company, in such a form as is provided by the Committee. The SAR agreement will contain specific terms as determined by the Committee, in its discretion, with respect to the participant’s particular SAR. Such terms need not be uniform among all participants or any similarly situated participants. The SAR agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular participant’s SAR, as well as, for example, provisions to the effect that the participant must abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee. A SAR will include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any participant.

The Committee may specify in a SAR agreement that the participant’s rights, payments, and benefits with respect to a SAR will be subject to forfeiture upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the incentive award. Such events may include, but are not limited to, termination with cause or other conduct by the participant that is detrimental to the business or reputation of the Company.

Termination of Employment

Unless otherwise expressly provided in the participant’s SAR agreement, if the participant’s employment is terminated for any reason other than due to cause, death or disability, any non-vested portion of any outstanding SAR at the time of such termination will automatically expire and terminate and no further vesting will occur after the termination date. In such event, except as otherwise expressly provided in the SAR agreement, the participant will be entitled to exercise such participant’s rights only with respect to the portion of the SAR that was vested as of the termination date for a period that will end on the earlier of (i) the expiration date set forth in the SAR agreement or (ii) ninety days after the date of termination.

Termination for Cause

Unless otherwise expressly provided in the participant’s SAR agreement, in the event of the termination of a participant’s employment for cause, all vested and non-vested SARs granted to such participant will immediately expire and will not be exercisable to any extent.

Disability or Death

Unless otherwise expressly provided in the participant’s SAR agreement, upon termination of employment as a result of the participant’s disability or death, (i) any non-vested portion of any outstanding SAR will immediately terminate upon termination and no further vesting will occur, and (ii) any vested SAR will expire on the earlier of either (A) the expiration date set forth in the SAR agreement or (B) 12 months following the participant’s termination of employment.

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Continuation

Subject to the conditions and limitations of the Plan and applicable law, in the event that a participant ceases to be an employee, outside director or consultant, as applicable, for whatever reason, the Committee and participant may mutually agree with respect to any outstanding SAR then held by the participant (i) for an acceleration or other adjustment in any vesting schedule applicable to the SAR award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such SAR; or (iii) to any other change in the terms and conditions of the SAR. In the event of any such change to an outstanding SAR, a written amendment to the participant’s SAR agreement will be required. No amendment to a participant’s SAR will be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation that is not excepted from taxation or penalties under Code Section 409A, unless otherwise determined by the Committee.

SARs granted under the Plan are not transferable other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution.

Change in Control

Unless otherwise provided in a SAR Agreement, notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined in the Plan), all outstanding SARs will become 100% vested and immediately exercisable. The closing of the Acquisition will not result in an immediate Change in Control under the Plan. Depending on the achievement of future milestones under the Exchange Agreement and other changes in the outstanding shares of our common stock, the issuance of the Contingent Shares might constitute a Change in Control at that time.

Amendment

The Board at any time, and from time to time, may amend or terminate the Plan. The Committee at any time, and from time to time, may amend the terms of any one or more SAR agreements, except that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any SAR unless the participant consents in writing.

As of September 30, 2023, there were 40,457 SARs outstanding under the 2020 Plan, giving effect the 1-for-20 reverse stock split effected September 22, 2023.

Director Compensation

We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board of Directors. Our cash compensation policies are designed to encourage frequent and active interaction between directors and our executives both during and between formal meetings as well as compensate our directors for their time and effort. Further, we believe it is important to align the long-term interests of our non-employee directors (i.e., directors who are not employed by us as officers or employees) with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment. Directors who are also employees of our company do not receive compensation for their service on our Board of Directors.

Under our director compensation program for 2022, each non-employee director received annual compensation of $30,000, and an option to purchase 14,000 shares of our common stock, which is fully vested. All cash fees are paid quarterly. Also, each non-employee director may be reimbursed for his reasonable expenses incurred in the performance of his duties as a director as our Board of Directors determines from time to time. Our Compensation Committee intends to evaluate our director compensation program and determine whether any changes should be recommended to the Board.

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The following table sets forth certain information concerning the compensation paid to non-employee directors in 2022 for their services as directors of the Company. The compensation of Mr. Brunsberg, who serves as a director and our President and Chief Executive Officer, is described in the Summary Compensation Table of Executive Officers. Our non-employee directors do not receive fringe or other benefits.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(6)	Total ($)
Mark K. Ruport(1)	7,500	1,871	9,371
John Rice (2)	22,500	21,721	44,221
Salvatore Battinelli(3)	30,000	21,721	51,721
Dennis Duitch(4)	30,000	21,721	51,721
Kent Summers(5)	30,000	21,721	51,721

(1)	The fees shown were paid to Mr. Ruport for services as a non-employee director from October 1, 2022 through December 31, 2022. On October 1, 2022, the Company granted Mr. Ruport an option to purchase up to 175 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $50.00 per share, is fully vested, and had a grant date fair value of $1,871. The compensation of Mr. Ruport for the period January 1, 2022 through September 30, 2022, during which time he served as President and Chief Executive Officer from January 1, 2022 through March 31, 2022, in addition to his service as a director, is described in the Summary Compensation Table of Executive Officers
(2)	The fees shown were paid to Mr. Rice for services as a director. On March 31, 2022, the Company granted Mr. Rice an option to purchase up to 700 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $50.00 per share, is fully vested, and had a grant date fair value of $21,721. Mr. Rice resigned from the Board of Directors on September 16, 2022.
(3)	The fees shown were paid to Mr. Battinelli for services as a director. On March 31, 2022, the Company granted Mr. Battinelli an option to purchase up to 700 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $50.00 per share, is fully vested, and had a grant date fair value of $21,721.
(4)	The fees shown were paid to Mr. Duitch for services as a director. On March 31, 2022, the Company granted Mr. Duitch an option to purchase up to 700 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $50.00 per share, is fully vested, and had a grant date fair value of $21,721.
(5)	The fees shown were paid to Mr. Summers for services as a director. On March 31, 2022, the Company granted Mr. Summers an option to purchase up to 700 shares of the Company’s common stock in connection with his service as a director. The exercise price of the option is equal to $50.00 per share, is fully vested, and had a grant date fair value of $21,721.
(6)	These columns represent the aggregate grant date fair value of stock awards and stock options computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.

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PAY VERSUS PERFORMANCE

The following information is presented about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company as required by SEC rules. The Company’s executive compensation program is discussed above under “Summary of Named Executive Officer Compensation.”

Year	Summary Compensation Table Total for PEO A (1)	Summary Compensation Table Total for PEO B (1)	Compensation Actually Paid to PEO A (2)	Compensation Actually Paid to PEO B (2)	Average Summary Compensation Table Total for Non-PEO NEO’s (3)	Average Compensation Actually Paid to Non-PEO NEO’s (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Loss (5)
2022	$169,687	$847,722	$(86,976)	$430,005	$403,497	$132,020	$11.84	$(8,749,304)
2021	$826,993	$-	$575,416	$-	$467,194	$352,524	$54.44	$(7,488,172)

(1)	The amounts presented reflect the total compensation set forth in the Summary Compensation Table (“SCT”) for the Company’s former Chief Executive Officer, Mark Ruport (PEO A), who was the Company’s PEO during the four months ended April 30, 2022 and the year ended December 31, 2021, and Jacob Brunsberg, the Company’s current President and Chief Executive Officer (PEO B), who was the Company’s PEO for the period May 1, 2022 through December 31, 2022.

(2)	The following table reflects the adjustments prescribed by SEC rules to calculate the CAP from those total amounts reflected in the SCT. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to the Company’s executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.

	2022			2021
	PEO A	PEO B	Other NEO’s	PEO	Other NEO’s
SCT Amounts	$169,687	$847,722	$403,497	$826,993	$467,194
Adjustments Related to Defined Benefit and Actuarial Plans:
None (6)	-	-	-	-	-
Adjustments Related to Stock Based Compensation
Values reported in Stock Awards and Options awards columns of the SCT	(46,771)	(597,722)	(203,497)	(368,660)	(300,863)
Year-End Fair Value of Awards Granted during the year that are outstanding and unvested as of the end of the covered fiscal year	6,413	83,425	35,955	143,222	81,274
Decrease in Fair Value of Awards granted in prior years that are outstanding and unvested at Year End	(159,768)	-	(85,201)	(268,508)	(34,012)
Fair Value on Vesting Date of Awards that are granted and vest in the same covered fiscal year	12,775	96,580	27,406	47,102	118,241
Increase (Decrease) in Fair Value of Awards granted in prior years that vest in the covered fiscal year	(69,313)	-	(46,140)	195,266	20,690
Increase (Decrease) in fair value of awards granted in prior years that failed to meet vesting conditions during the year	-	-	-	-	-
Dividends and other earnings paid on awards before the vesting date	-	-	-	-	-
CAP Amounts	$(86,976)	$430,005	$132,020	$575,416	$352,524

(3)	The amounts presented reflect the average compensation set forth in the SCT for the Company’s Non-PEO NEOs, consisting of Frank Orzechowski and Darren Beckett in 2022 and Jacob Brunsberg, Frank Orzechowski and Darren Beckett in 2021.

(4)	The amounts presented reflect the value of a fixed investment of $100 on January 1st of the reporting period (i.e., January 1, 2021) based upon the closing market price of the Company’s common stock of $8.00, $36.80 and $67.60 at December 31, 2022, December 31, 2021 and December 31, 2020, respectively, as traded on The Nasdaq Capital Market. All amounts presented herein have been retroactively adjusted to reflect the 1-for-20 reverse split of the Company’s common stock effective September 22, 2023.

(5)	The amounts presented reflect the net loss as reported in the Company’s audited financial statements for the periods presented.

(6)	The Company had no Defined Benefit or Actuarial Plans during the periods presented.

Analysis of Information Presented in the Pay Verses Performance Table

The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K under the Exchange Act.

The Compensation Committee does not use TSR or net income (loss) in its compensation programs. However, the Compensation Committee does utilize several other performance measures that it considers appropriate under the circumstances, including Company market capitalization, actual performance vs. budget and quarterly forecasts, customer success and capital raising efforts, in order to align executive compensation with the Company’s business and performance objectives.

Compensation actually paid to the Company’s PEO A (Mr. Ruport) decreased by $662,392 in 2022 as compared to 2021 due to the resignation of PEO A as of April 30, 2022 as well as a 78.3% decrease in the price of the Company’s common stock which resulted in decreases in the fair value of awards granted in prior years that were outstanding and vested and unvested at December 31, 2022. For 2022, PEO A was paid a salary of $122,917 in cash and was granted stock options to acquire 1,256 shares of common stock. In addition, PEO A was granted 1,256 SARs For 2022, PEO B (Mr. Brunsberg) was paid a salary of $250,000 in cash and was granted stock options to acquire 6,750 shares of common stock. In addition, PEO B was granted 20,345 SARs. For 2021, PEO A was paid a salary of $250,000 in cash and received a bonus of $208,333 in cash. In addition, PEO A was granted a stock option to purchase 2,592 shares of common stock and 3,888 SARs.

Average compensation actually paid to the Company’s non-PEO NEOs decreased by $220,504 in 2022 as compared to 2021 due to one less non-PEO NEO in 2022 as well as a 78.3% decrease in the price of the Company’s common stock, which resulted in decreases in the fair value of awards granted in prior years that were outstanding and vested and unvested at December 31, 2022. For 2022, the Company’s two non-PEO NEO’s were paid salaries of $400,000 in cash and were granted stock options to acquire 6,794 shares of common stock and 14,025 SARs. For 2021, the Company’s three non-PEO NEO’s were paid salaries and bonuses in cash of $426,818 and $72,176, respectively, and received stock options to purchase 9,973 shares of common stock and 6,245 SARs.

TSR represents a cumulative loss in value of 88.16% for the two years ended December 31, 2022, and a loss in value of 45.56% for the year ended December 31, 2021. Net loss increased by $1,261,132 in 2022 as compared to 2021.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by our named executive officers and each of our directors (and director nominees) and (c) by all executive officers and directors of the Company as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 780,423 shares of our common stock outstanding October 31, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of October 31, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Named Executive Officers and Directors:
Jacob Brunsberg(2)	13,125	1.65%
Frank Orzechowski(3)	8,876	1.12%
Mark Ruport(4)	20,901	2.62%
Salvatore Battinelli(5)	5,892	*
Dennis Duitch(6)	5,604	*
Kent J. Summers(7)	5,567	*
All executive officers and directors as a group (6 persons)(8)	59,966	7.18%

*Less than 1%.

(1)	Based on 780,423 shares outstanding at October 31, 2023.
(2)	Includes 13,030 shares issuable upon the exercise of stock options.
(3)	Includes 8,828 shares issuable upon the exercise of stock options.
(4)	Includes (a) 17,670 shares issuable upon the exercise of stock options; (b) 325 shares issuable upon the conversion of the shares of the Company’s Series E Preferred Stock; and (c) 243 shares issuable upon exercise of Class A Warrants.
(5)	Includes (a) 4,942 shares issuable upon the exercise of stock options, (b) 162 shares issuable upon the conversion of shares of the Company’s Series E Preferred Stock, and (c) 121 shares issuable upon exercise of Class A Warrants.
(6)	Includes 4,942 shares issuable upon the exercise of stock options.
(7)	Includes 4,942 shares issuable upon the exercise of stock options.
(8)	Includes (a) 54,354 shares issuable upon the exercise of stock options, (b) 487 shares issuable upon the conversion of the shares of the Company’s Series E Preferred Stock, and (c) 364 shares issuable upon exercise of Class A Warrants.

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Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans as of December 31, 2022.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

2013 Equity Incentive Plan(1)	87,453	$71.00	21,826
Equity compensation plans not approved by security holders(2)	-	$44.20	-
Chief Executive Officer Inducement Options(3)	2,500	$224.00	-

(1) On March 15, 2013, the Company’s Board of Directors approved the Company’s 2013 Equity Incentive Plan. The Plan was approved by our stockholders on October 10, 2013. On August 9, 2022, an amendment to the Plan was approved by our stockholders to increase the number of shares of our common stock subject to the Plan to 113,250. The Plan expired by its terms on March 15.

(2) On June 23, 2020, our Board of Directors adopted the Company’s 2020 Stock Appreciation Rights Plan. The Plan provides for incentive awards in the form of SARs payable in cash only; no shares of common stock are issuable pursuant to the Plan. As of December 31, 2022, the Company had awarded 57,889 SARs pursuant to the Plan.

(3) On December 3, 2019, in conjunction with the hiring of Mark K. Ruport, the Company’s former President and Chief Executive Officer, the Company granted to Mr. Ruport (i) an option to purchase 500 shares of our common stock with an exercise price of $224.00, which fully vested and became exercisable on January 3, 2020; and (ii) an option to purchase up to 2,000 shares of our common stock, with an exercise price of $224.00, which fully vested and became exercisable on December 3, 2022. In accordance with Nasdaq Listing Rule 5635(c)(4), such options were granted to Mr. Ruport as an inducement award outside of the 2013 Equity Incentive Plan.

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TRANSACTIONS WITH RELATED PERSONS

Except as described below in this section, since the beginning of our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were a party other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above:

●	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

●	in which any director, executive officer, or other stockholder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Nevada law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in the right of us, arising out of the person’s services as a director or executive officer, including in connection with the Acquisition and related matters.

Policies and Procedures for Related Person Transactions

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons (other than compensation-related matters, which should be reviewed by our Compensation Committee), in accordance with its Charter and the Nasdaq marketplace rules. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

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PROPOSAL 5 – SAY ON PAY PROPOSAL

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) entitles our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement, including compensation payable under our separation plan in connection with the Acquisition, in accordance with SEC rules, which includes the compensation disclosed under “Executive Compensation” in the compensation tables and the related narrative discussion following the compensation tables.

Accordingly, we are asking for stockholder approval of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion and the compensation payable in connection with the Acquisition as disclosed pursuant to Item 502(t) of Regulation S-K, is hereby APPROVED.

This vote is advisory in nature and therefore not binding on us, our Compensation Committee or our Board of Directors. Our Board and our Compensation Committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns. Further, the underlying arrangements with our named executive offices are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Acquisition is completed, Sigma’s named executive officers will be entitled to the retention bonuses under our separation plan in accordance with the terms and conditions of the underlying arrangements between Sigma and the named executive officers.

Vote Required

The Say on Pay Proposal will be approved if the number of votes cast for the Say on Pay Proposal exceeds the number of votes cast against the Proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on the Say on Pay Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 6 – FREQUENCY OF SAY ON PAY PROPOSAL

The Dodd-Frank Act also entitles our stockholders to vote on an advisory or non-binding basis on how frequently they would like to cast the advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer that the advisory votes on named executive officer compensation take place once every year, every two years or every three years, or they may abstain from voting.

After considering these three alternatives, our Board believes that conducting the advisory vote on executive compensation every three years is appropriate for us and our stockholders at this time.

Our Board will consider the outcome of the vote when making future decisions regarding the frequency of the advisory vote on executive compensation. This vote is advisory in nature and not binding, however, our Board may decide that it is in the best interests of us and our stockholders to hold an advisory vote more or less frequently than the alternative that is approved by our stockholders.

Vote Required

The Frequency of Say on Pay Proposal will be approved if the number of votes cast for the Frequency of Say on Pay Proposal exceeds the number of votes cast against the Proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on the Frequency of Say on Pay Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “EVERY THREE YEARS” FOR THE CONDUCT OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 7 - APPROVAL OF THE SIGMA ADDITIVE SOLUTIONS, INC. 2023 EQUITY INCENTIVE PLAN

On November 19, 2023, our Board of Directors adopted the Sigma Additive Solutions, Inc. 2023 Equity Incentive Plan, which we refer to as the “2023 Plan,” subject to approval by our stockholders. We are asking for your approval of the 2023 Plan, a copy of which is included as Annex D to this Proxy Statement.

Our Board of Directors believes that the grant of options and other stock awards is an important incentive for the Company’s employees, officers and directors. Previously, we issued options and stock awards pursuant to our 2013 Equity Incentive Plan, which plan expired according to the terms thereof in March 2023.

A summary of the 2023 Plan is set forth below.

Purpose

Our Board of Directors adopted the 2023 Plan to (1) encourage selected employees, officers, directors, consultants and advisers to improve our operations and increase our profitability, (2) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (3) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. All of our current employees, directors and consultants are eligible to participate in the 2023 Plan.

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Administration

The 2023 Plan is to be administered by the Board of Directors or by a committee to which administration of the 2023 Plan, or of part of thereof, is delegated by the Board of Directors. The 2023 Plan is currently administered by our Compensation Committee, which we refer to below as the “Administrator.” The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive Options, Stock Appreciation Rights and Stock Awards. Subject to the requirements imposed by the 2023 Plan, the Administrator is also responsible for determining the terms and conditions of each Option and Stock Appreciation Right award, including the number of shares subject to the Option, the exercise price, expiration date and vesting period of the Option and whether the option is an Incentive Option or a Non-Qualified Option. Subject to the requirements imposed by the 2023 Plan, the Administrator is also responsible for determining the terms and conditions of each Stock Award, including the number of shares granted, the purchase price (if any), and the vesting, transfer and other restrictions imposed on the stock. The Administrator has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2023 Plan or of any award under the 2023 Plan.

The 2023 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a qualified pension, profit sharing or bonus plan under Section 401(a) of the Internal Revenue Code

Stock Subject to the 2023 Plan

If the 2023 Plan is approved at the Annual Meeting, subject to approval of the Capital Increase the aggregate number of shares of common stock set aside and reserved for issuance under the 2023 Plan will be fixed at 7,000,000 shares.

If awards granted under the 2023 Plan expire or otherwise terminate or are cancelled without being exercised in full, the shares of common stock not acquired pursuant to such awards will again become available for issuance under the 2023 Plan. If shares of common stock issued pursuant to awards under the 2023 Plan are forfeited to or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2023 Plan.

If shares of common stock subject to an award are not delivered to a participant because such shares are withheld for payment of taxes incurred in connection with the exercise of an Option, or the issuance of shares under a Stock Award, or the award is exercised through a reduction of shares subject to the award (“net exercised”), then the number of shares that are not delivered will not again be available for issuance under the 2023 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2023 Plan.

Eligibility

All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2023 Plan. Incentive Options may only be granted under the 2023 Plan to a person who is a full-time officer or employee of the Company or a subsidiary. The Administrator will determine from time-to-time which directors, employees, consultants and advisers will be granted awards under the 2023 Plan.

Terms of Awards

Maximum Grant

The maximum number of shares of Common Stock subject to a Stock Award granted during a single Fiscal Year to any Non-Employee Director (together with any cash fees paid to such Non-Employee Director during the Fiscal Year) is not permitted to exceed a total value of $500,000. The value of the Stock Award is based on the fair value for financial reporting purposes on the grant date.

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Written Agreement

Each award under the 2023 Plan will be evidenced by an agreement in a form approved by the Administrator.

Exercise Price; Base Value

The exercise price for a Non-Qualified Option or an Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date of the grant of the Non-Qualified Option or Incentive Option. With respect to an Option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an Incentive Option may not be less than 110% of the fair market value of the Common Stock on the date of the grant of the Incentive Option. The base value of a Stock Appreciation Right shall also be no less than 100% of the Common Stock on the date of the grant of the Stock Appreciation Right. The 2023 Plan does not specify a minimum exercise price for Stock Awards.

Vesting

Each Option, Stock Appreciation Right or Stock Award will become exercisable or non-forfeitable (that is, “vest”) under conditions specified by the Administrator at the time of grant. Vesting typically is based upon continued service as a director or employee but may be based upon any performance criteria and other contingencies that are determined by the Administrator. Shares subject to Stock Awards may be subject to specified restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.

Expiration Date

Each Option or Stock Appreciation Right must be exercised by a date specified in the award agreement, which may not be more than ten years after the grant date. Except as otherwise provided in the relevant agreement, an Option or Stock Appreciation Right ceases to be exercisable ninety days after the termination of the holder’s employment with us.

Transfers of Options

Unless otherwise determined by the Administrator, Options are not transferable except by will or the laws of descent and distribution.

Purchase Price Payment

Unless otherwise determined by the Administrator, the purchase price of Common Stock acquired under the 2023 Plan is payable by cash or check at the time of an Option exercise or acquisition of a Stock Award. The Company does not charge participants any fees or commissions in connection with their acquisition of Common Stock under the 2023 Plan. The Administrator also has the discretion to accept the following types of payment from participants: shares of Common Stock, cash or a combination thereof.

Withholding Taxes

At the time of his or her exercise of an Option or Stock Appreciation Right, an employee is responsible for paying all applicable federal and state withholding taxes. A holder of Stock Awards is responsible for paying all applicable federal and state withholding taxes once the shares covered by the award cease to be forfeitable or at any other time required by applicable law.

Securities Law Compliance

Shares of Common Stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Administrator determines that the exercise of the Option or receipt of the Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 (the “Securities Act”), applicable state and foreign securities laws and the requirements of any stock exchange on which our Common Stock is traded.

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Effects of Change of Control

Except as otherwise provided in an Award Agreement, in the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In general, a “Change of Control” means:

●	A sale of all or substantially all of our assets;
●	Our liquidation or dissolution;
●	A purchase or other acquisition of 51% or more of our Common Stock
●	Our merger or consolidation with or into another corporation.

Other Adjustment Provisions

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (1) the number and class of shares of stock subject to the 2023 Plan and each Option and grant of Stock Awards outstanding under the 2023 Plan, and (2) the purchase price of each outstanding Option and (if applicable) Stock Award. For example, if an Option is for 1,000 shares for $20.00 per share and there is a 2-for-1 stock split, the Option would be adjusted to be exercisable for 2,000 shares at $10.00 per share.

Amendment or Termination of the Plan

The Board of Directors may at any time amend, discontinue or terminate the 2023 Plan. With specified exceptions, no amendment, suspension or termination of the Plan may adversely affect outstanding Options or Stock Appreciation Rights or the terms that are applicable to outstanding Stock Awards. No amendment, suspension or termination of the Plan requires stockholder approval unless such approval is required under applicable law or under the rules of any stock exchange on which our Common Stock is traded. Unless terminated earlier by the Board of Directors, the 2023 Plan will terminate on the tenth anniversary of the date of the 2023 Plan’s adoption by the Board.

Federal Income Tax Consequences

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the 2023 Plan and the subsequent sale of Common Stock acquired under the 2023 Plan. The tax effect of awards may vary depending upon the circumstances, and the income tax laws and regulations change frequently. This summary is not intended to be exhaustive and does not constitute legal or tax advice.

General. A recipient of an award of Options or Stock Appreciation Rights under the 2023 Plan will realize no taxable income at the time of grant if the exercise price is not less than the fair market value of our Common Stock on the date of the grant. The recipient generally will realize no taxable income at the time of a grant of a Stock Award so long as the Stock Award is not vested (that is, remains subject to forfeiture and is not transferable) and an election under Section 83(b) of the Internal Revenue Code is not made.

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Non-Qualified Options. The holder of a Non-Qualified Option will recognize ordinary income at the time of the Non-Qualified Option exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income will be subject to payroll tax withholding if the holder is an employee.

When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

Incentive Options. The holder of an Incentive Option will not recognize taxable income upon exercise of the Incentive Option. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and for at least two years from the date of grant of the Incentive Option. The holder’s compliance with the holding period requirement and other applicable tax provisions will result in the realization of long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

If a holder disposes of shares acquired by exercise of an Incentive Option before the expiration of the required holding period, the gain, if any, arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the lesser of (1) the excess of the fair market value of the shares over the exercise price on the date the Incentive Option was exercised or (2) the excess of the amount realized over the exercise price upon such disposition. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an Incentive Option, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Stock Appreciation Rights. The holder of a Stock Appreciation Right will recognize ordinary income at the time that it is exercised in an amount equal to the excess of the fair market value of the number of shares of Common Stock as to which it is exercised on the date of exercise over their value at the date of grant. This taxable income will be subject to payroll tax withholding if the holder is an employee.

Stock Awards. The recipient of a Stock Award will recognize ordinary income when the stock vests in an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price for the shares, if any, subject to payroll tax withholding if the holder is an employee. When the recipient sells a Stock Award that has vested, any amount received in excess of the fair market value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares (after vesting has occurred), and if the amount received is less than the fair market value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on Stock Awards that have not vested and that have not been the subject of an election under Section 83(b) of the Internal Revenue Code are treated as compensation income, subject to payroll tax withholding with respect to an employee.

Section 83(b) of the Internal Revenue Code permits the recipient to elect, not more than thirty days after the date of receipt of a Stock Award, to include as ordinary income the difference between the fair market value of the Stock Award on the date of grant and its purchase price (rather than being taxed as the shares vest). If such an election is made, the holding period for long-term capital gain or loss treatment will commence on the day following the receipt of the Stock Award, dividends on the Stock Award will be treated as such and not as compensation, and the tax basis of the shares will be their fair market value at the date of grant.

Deduction for the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable. Assuming that the holder of shares received on exercise of an Incentive Option disposes of the shares after compliance with the holding period requirement described above, the Company will not be entitled to a federal income tax deduction since the holder will not have realized any ordinary income in the transaction.

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Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”), Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year that did not qualify as performance-based. Under the TCJA, the performance-based exception has been repealed and the $1 million deduction limit now applies to anyone serving as the chief executive officer or the chief financial officer at any time during the taxable year and the top three other highest compensated executive officers serving at any fiscal year-end.

New Plan Benefits

Other than with respect to certain future awards that may be made to our directors as described in “Director Compensation” and the award to Mr. Brunsberg described in “Executive Compensation – Potential Payments Upon Termination or Change-in-Control,” the amount and timing of awards under the 2023 Plan to executive officers, other employees and directors are not determinable at this time.

Equity Compensation Plan Information

See “Executive Compensation – Outstanding Equity Awards at 2022 Fiscal Year-End” for information with respect to our equity compensation plans as of December 31, 2022.

Vote Required

The Equity Incentive Plan Proposal will be approved if the number of votes cast for the Equity Incentive Plan Proposal exceeds the number of votes cast against the Proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on the Equity Incentive Plan Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE SIGMA ADDITIVE SOLUTIONS, INC. 2023 EQUITY INCENTIVE PLAN.

PROPOSAL 8 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Haynie & Company (“H&C”) to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the Company’s two most recent fiscal years, neither we nor anyone acting on our behalf consulted with H&C regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that H&C concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Notwithstanding the appointment of H&C, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of H&C as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our Audit Committee is submitting the appointment of H&C to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of H&C are not expected to be present at the Annual Meeting.

If our stockholders do not ratify the appointment of H&C, our board of directors may reconsider the appointment.

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Audit Fees

The following is a summary of the fees billed to the Company by H&C for professional services rendered with respect to the years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees	$89,000	$76,500
Audit Related Fees	5,000	14,800
Tax Fees	2,200	4,000
	$96,200	$95,300

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that we paid for professional services for the audit of our financial statements included in our Form 10-K and review of the interim financial statements included in quarterly reports, and for services that are normally provided by the registered public accounting firm in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

The Audit Committee’s pre-approval policies and procedures and other protocols are discussed in its written charter which can be found at www.sigmaadditive.com under the tab “Investors.” Before our independent registered public accounting firm is engaged by the Company to render audit or non-audit services, the Audit Committee must pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services are not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC. The Audit Committee may not engage the independent registered public accounting firm to perform non-audit services prohibited by law or regulation. On an annual basis, our management reports to the Audit Committee all audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

A representative of H&C is not expected to be present at the Annual Meeting or to be available to make a comment or respond to questions.

Auditor Independence

In our fiscal year ended December 31, 2022, H&C provided no professional services other than those described above that would require our Audit Committee to consider their compatibility with maintaining the independence of H&C.

Vote Required

The Ratification of Accountant Proposal be approved if the number of votes cast for the Ratification of Accountant Proposal exceeds the number of votes cast against the Proposal. The Ratification of Accountant Proposal is considered a routine matter on which brokers can vote in their discretion, so we do not expect broker non-votes on the Proposal. Any broker non-votes, however, and abstentions will have no effect on the outcome of the vote on the Ratification of Accountant Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

HAYNIE & COMPANY

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our board of directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

Haynie & Company serves as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2022. Haynie & Company does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected Haynie & Company as our independent registered public accountants for 2023.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2022 and has discussed those financial statements with management and Haynie & Company. The Audit Committee has also received from, and discussed with, Haynie & Company various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with Haynie & Company matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Hayne & Company to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).

Audit and non-audit services to be provided by Hayne & Company are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC.

Respectfully submitted,

Audit Committee:

Salvatore Battinelli

Dennis Duitch

Kent Summers

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PROPOSAL 9: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal allows the Chairman of the Annual Meeting to submit a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes at the Annual Meeting there are not sufficient votes to approve the Acquisition Proposal or the Amendment to effect the Name Change and the Capital Increase. In no event will the Chairman adjourn the Annual Meeting beyond the date by which it may properly do so under the NGCL.

In addition to an adjournment of the Annual Meeting upon approval of the Adjournment Proposal, our Board of Directors is empowered under the NGCL law to postpone the meeting at any time prior to the meeting being called to order. In such event, Sigma will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If an Adjournment Proposal is presented and not approved at the Annual Meeting, the Chairman of the Annual Meeting may not be able to adjourn the Annual Meeting to a later date and the Acquisition would not be completed.

Required Vote

The Adjournment Proposal will be approved, whether or not a quorum is present, if the number of votes cast for the Adjournment Proposal exceeds the number of votes cast against the Proposal. The Adjournment Proposal is considered a routine matter on which brokers can vote in their discretion, so we do not expect broker non-votes on the Proposal. Any broker non-votes, however, and abstentions will have no effect on the outcome of the vote on the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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OTHER MATTERS

Accompanying this proxy statement is a copy of our Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2022, as filed with the SEC, which constitutes our annual report to stockholders. We will provide, without charge upon written request, a further copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournment or postponement of the meeting and are voted upon, your proxy will confer discretionary authority on the individuals named as proxy holders to vote the shares represented by the proxy as to any other matters.

EXPERTS

The consolidated financial statements of Sigma for the years ended December 31, 2021 and December 31, 2022 incorporated by reference in this proxy statement have been audited by Haynie & Company, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of NextTrip as of February 28, 2021 and 2022 included in this proxy statement have been audited by TPS Thayer, LLC, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

We have engaged Alliance Advisors, LLC, or Alliance, to assist in the solicitation of proxies. We have paid Alliance a fixed fee of $7,000 and will reimburse Alliance for standard out-of-pocket expenses. If we utilize an incoming/outgoing call campaign, we will pay Alliance a one-time modest set up and data processing fee and flat fees per attempted and completed proxy solicitation call and per telephone vote.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of common stock. We will also deliver a separate copy of this proxy statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Sigma Additive Solutions, Inc, 3900 Paseo del Sol, Santa Fe, New Mexico 87507, Attn: Secretary, by registered, certified or express mail or by calling the Company at (203) 733-1356.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Stockholders may obtain free copies of certain documents filed with the SEC by Sigma through the “SEC Filings” section of our website. You also may obtain any of the documents we file with the SEC, including exhibits to the documents, without charge, by requesting them in writing or by telephone at the following address or telephone number:

Sigma Additive Solutions, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(203) 733-1356

By Order of the Board of Directors

Jacob Brunsberg

President and Chief Executive Officer

124

INDEX TO FINANCIAL STATEMENTS

Sigma Additive Solutions, Inc. Financial Statements as of and for the Years Ended December 31, 2023 and 2022*

Report of Independent Registered Public Accounting Firm
Balance Sheets
Statements of Operations
Statements of Stockholders’ Equity
Statements of Cash Flows
Notes to Financial Statements

*Incorporated by reference to pages F-2 – F-20 of Sigma’s Annual Report on Form 10-K filed with the SEC on March 30, 2023

Sigma Additive Solutions, Inc. Financial Statements as of and for the Periods Ended September 30, 2023 and 2022 (Unaudited)**

Balance Sheets
Statements of Operations
Statements of Stockholders’ Equity
Statements of Cash Flows
Notes to Financial Statements

**Incorporated by reference to pages 3 – 17 of Sigma’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2023

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Members of NextTrip Group, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of NextTrip Group, LLC (the Company) as of February 28, 2023 and 2022, and the related consolidated statements of operations, changes in members’ equity, and cash flows for each of the years in the two-year period ended February 28, 2023, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of February 28, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the two-year period ended February 28, 2023, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has negative working capital and a stockholders’ deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

TPS Thayer, LLC

We have served as the Company’s auditor since 2020. Sugar Land, TX

August 14, 2023

F-2

NEXTTRIP GROUP, LLC

CONSOLIDATED BALANCE SHEETS

As of February 28, 2023 and 2022

	2023	2022
ASSETS
Cash and cash equivalents	$282,475	$231,050
Accounts receivables, net	-	5,053
Receivables – related party, net	1,933,908	-
Prepaid expenses and other current assets	8,613	57,409
Total Current Assets	2,224,996	293,512
Non-Current assets
Property and equipment, net	16,536	43,994
Intangible assets, net	2,768,360	1,190,763
Security deposit	15,000	15,000
Right of Use Asset	1,020,443	-
Total Non-Current Assets	3,820,339	1,249,757
Total Assets	$6,045,335	$1,543,269
LIABILITIES
Current Liabilities
Accounts payable	$519,136	$302,059
Accrued expenses	329,922	13,806
Convertible Notes	3,233,503	-
Deferred revenue	22,750	69,605
Notes payable - related parties	281,000	12,675,421
Operating Lease Liability – Short Term	149,339	-
Total Current Liabilities	4,535,650	13,060,891

Non- Current Liabilities
Operating Lease Liability – Long Term	$864,575	$-
Total Non-Current Liabilities	864,575	-
Total Liabilities	5,400,225	13,060,891
Commitments and Contingencies	-	-
Equity
Preferred units: par value $10, 400,000 authorized, 400,000 and 0 issued and outstanding as of February 28, 2023 and 2022, respectively	4,000,000	-
Members’ interest; par value $0.0001, 0 and 1,000,000 authorized, 0 and 1,000,000 issued and outstanding as of February 28, 2023 and 2022, respectively.	-	100
Common units, par value $0.0001, 1,000,000 and 0 authorized, 915,000 and 0 issued and outstanding as of February 28, 2023 and 2022 respectively	100	-
Additional Paid in Capital	13,295,773	-
Accumulated deficit	(16,650,863)	(11,517,722)
Total Members’ Equity	645,110	(11,517,622)
Total Liabilities and Members’ Equity	$6,045,335	$1,543,269

The accompanying notes are an integral part of these consolidated financial statements.

F-3

NEXTTRIP GROUP, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED FEBRUARY 28, 2023 AND 2022

	February 28, 2023	February 28, 2022
Revenue	$382,832	$175,998
Cost of revenue	(354,921)	(155,191)
Gross profit	27,911	20,807
Operating Expenses
General and administrative	3,574,251	2,940,826
Sales and marketing	708,047	1,370,889
Depreciation and amortization	806,883	1,060,587
Total Operating Expenses	5,089,181	5,372,302
Operating loss	(5,061,270)	(5,351,495)
Other (Income)/Expenses
Other expenses	-	(1,129,468)
Impairment of intangible assets	-	1,215,746
Interest (income) expense, net	71,871	(8)
Foreign exchange (gain) loss	-	(1)
Total other (income) expense	71,871	86,269
Net loss before taxes	(5,133,141)	(5,437,764)
Provision for income taxes	-	-
Net loss	$(5,133,141)	$(5,437,764)

The accompanying notes are an integral part of these consolidated financial statements

F-4

NEXTTRIP GROUP, LLC.

CONSOLIDATED STATEMENTS OF MEMBERS’ DEFICIT

FOR THE YEARS ENDED FEBRUARY 28, 2023 AND 2022

	Preferred		Common		Members		Additional Paid in	Accumulated Equity	Total Members’
	Units	Amount	Units	Amount	Interest	Amount	Capital	(Deficit)	(Deficit)
Balance, February 28, 2021	-	$-	-	$-	1,000,000	$100	$-	$(6,079,958)	$(6,079,858)
Net Loss	-	-	-	-	-	-	-	(5,437,764)	(5,437,764)
Balance, February 28, 2022	-	-	-	-	1,000,000	100	-	(11,517,722)	(11,517,622)
Conversion of member units	-	-	-	-	(1,000,000)	(100)	-	-	(100)
Issuance of preferred units	400,000	4,000,000	-	-	-	-	13,295,873	-	17,295,873
Issuance to of common units	-	-	915,000	100	-	-	-	-	100
Net Loss	-	-	-	-	-	-	-	(5,133,141)	(5,133,141)
Balance, February 28, 2023	400,000	$4,000,000	915,000	$100	-	$-	$13,295,773	$(16,650,863)	$645,110

The accompanying notes are an integral part of these financial statements

F-5

NEXTTRIP GROUP, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED FEBRUARY 28, 2023 AND 2022

	February 28, 2023	February 28, 2022
Cash Flows from Operating Activities:
Net Loss	$(5,133,141)	$(5,437,764)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	806,883	1,060,455
Impairment of intangible assets	-	1,215,746
Changes in operating assets and liabilities:
Receivables – related party	-	(3,604)
Accounts receivable	5,503	-
Prepaid expenses	48,796	45,170
Security deposit	-	14,234
Right of use asset	1,013,914	-
Accounts payable and accrued expenses	533,193	(14,791)
Deferred revenue	(46,855)	13,171
Net cash used in operating activities	(2,772,157)	(3,107,383)
Cash Flows from Investing activities:
Purchase of equipment	(2,928)	(26,772)
Lease liability	(1,020,443)	-
Purchase of intangible assets	(2,354,094)	(1,717,087)
Net cash used in investing activities	(3,377,465)	(1,743,859)
Cash Flows from Financing Activities:
Proceeds from notes payable - related party	281,000	-
Proceeds from issuance of convertible notes	3,233,503	-
Promissory note – related party	(1,933,908)	-
Advances from related party	13,295,973	6,993,461
Advances to related party	(8,675,521)	(2,087,765)
Net cash provided by financing activities	6,201,047	4,905,697
Increase in cash	51,425	54,455
Cash - beginning of the period	231,050	176,595
Cash - end of the period	$282,475	$231,050
Supplemental cash flow information
Cash paid for interest	$(1,769)	$(8)
Cash paid for taxes	$-	$-
Non-Cash Financing Transactions
Issuance of preferred units	$4,000,000	$-
Related party advances settlement	$(4,000,000)	$-

The accompanying notes are an integral part of these financial statements

F-6

NEXTTRIP GROUP, LLC

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FEBRUARY 28, 2023 AND 2022

1. Business Description and Going Concern

NextTrip Group, LLC (“NextTrip” or the “Company”) was incorporated on January 7, 2021 organized under the laws of the State of Florida. The operating agreement of NextTrip Group, LLC was entered into January 11, 2021 and made effective January 11, 2021. The Company’s head office is located at 1560 Sawgrass Corporate Pkwy, 4th Floor, Sunrise, FL, 33323. The consolidated financial statements include the accounts of the Company’s wholly owned subsidiaries, NextTrip Holdings Inc. incorporated October 22, 2015, and Extraordinary Vacations USA, Inc. incorporated June 24, 2002.

The Company provides travel technology solutions with sales originating in the United States, with a primary emphasis on alternative lodging rental (“ALR”) properties, hotel, air, cruise, and all-inclusive travel packages. Our proprietary booking engine, branded as NextTrip 2.0, provides travel distributors access to a sizeable inventory.

On January 25, 2023, NextPlay Technologies Inc. (“NextPlay”) and NextTrip Group, LLC (“NextTrip”) entered into an Amended and Restated Separation Agreement (“Separation Agreement”), Amended and Restated Operating Agreement (“Operating Agreement”), Exchage Agreement (“Exchange Agreement”), and together (“Agreements”) whereby NextPlay transferred their interest in the travel business to NextTrip. As per the Exchange Agreement, NextPlay exchanged 1,000,000 Membership Units of NextTrip for 400,000 Preferred Units in NextTrip. The Preferred Units have a value of $10.00 per Unit. NextTrip had a payable amount to NextPlay of $17,295,873. This was partial payment that was exchanged for the 400,000 Preferred Units in NextTrip as per the Exchange Agreement. Any intercompany amount owed after the separation date are to be considered a promissory note bearing 5% interest per annum. As per ASC 505-10-45-2 the reporting of the paid in capital is considered equity.

The Company has accounted for the business transfer on a retroactive basis. All assets, liabilities and results of operations assumed in this transaction are the basis of these financial statements.

The company owns 50% of Next Innovation LLC (Joint Venture) and this entity is in the process of a first structure plan. No activities nor operations occurred in 2023 and NextTrip Group, LLC does not have control on the company and therefore no minority interest was recorded.

Going Concern

As of February 28, 2023, and 2022, the Company had an accumulated deficit of $16,650,863 and $11,517,722 respectively, and working capital deficit of $1,112,788 and $12,721,563, respectively, and has incurred losses since incorporation. The Company will need to raise additional funds through equity or debt financings to support the on-going operations, increase market penetration of our products, expand the marketing and development of our travel and technology driven products, provide capital expenditures for additional equipment and development costs, payment obligations, and systems for managing the business including covering other operating costs until the planned revenue streams are fully implemented and begin to offset our operating costs. Failure to obtain additional capital to finance the Company’s working capital needs on acceptable terms, or at all, would negatively impact the Company’s financial condition and liquidity.

The Company has entered into a letter of intent, to vend into a public vehicle which if completed will provide the Company with sufficient resources to continue operations into the future (see note 16).

Recent Issues Surrounding the COVID-19 Pandemic

On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. This contagious disease outbreak and any related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, leading to an economic downturn.

F-7

The duration and severity of the COVID-19 pandemic impeded global economic activity for an extended period of time, even as restrictions have been lifted in many jurisdictions (including the United States) and vaccines are being made available, leading to decreased per capita income and disposable income, increased and sustained unemployment or a decline in consumer confidence, all of which significantly reduced discretionary spending by individuals and businesses on travel and may create a recession in the United States or globally. In turn, that could have a negative impact on demand for our services. We also cannot predict the long-term effects of the COVID-19 pandemic on our partners and their business and operations or the ways that the pandemic may fundamentally alter the travel industry. The aforementioned circumstances could result in a material adverse impact on our business, financial condition, results of operations and cash flows, potentially for a prolonged period.

Although we currently cannot predict the full impact of the COVID-19 pandemic on our fiscal 2024 financial results relating to our operations, we anticipate an increase in year-over-year revenue as compared to fiscal year 2023. However, the ultimate extent of the COVID-19 pandemic and its impact on global travel and overall economic activity is constantly changing and impossible to predict currently. However, the Company is seeing the return to normal operations.

2. Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

The financial statements have been prepared on a consolidated basis with those of the Company’s wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Functional and presentation currency

These financial statements are presented in United States dollars (“USD”), which is the Company’s functional and reporting currency. All financial information has been rounded to the nearest dollar except where otherwise indicated.

Limited Liability of Members

Limitations on Liability of Managers and Members. The liability of the Managers to the Company and the Members shall be limited to the extent, now or hereafter set forth in the Articles, this Operating Agreement and as provided under the Florida Act.

No Personal Liability. Except as otherwise provided in the Florida Act or by Applicable Law, no Members, Manager or Officer will be obligated personally for any debt, obligation or liability of the Company or of any Company Subsidiaries, whether arising in contract, tort or otherwise, solely by reason of being a Member, Manager and/or Officer.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These differences could have a material effect on the Company’s future results of operations and financial position. Significant items subject to estimates and assumptions include the carrying amounts of intangible assets, depreciation and amortization.

Information about key assumptions and estimation uncertainty that has a significant risk of resulting in a material adjustment to the carrying amounts of the Company’s assets and liabilities within the next financial year are referenced in the notes to the financial statements as follows:

●	The assessment of the Company to continue as a going concern;
●	The measurement and useful life of intangible assets and property and equipment
●	Recoverability of long lived assets

F-8

Cash and Cash Equivalents

Cash consists of amounts denominated in US dollars. The Company has not experienced any losses on such accounts. The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents as of February 28, 2023, or 2022.

Prepaids

The Company records cash paid in advance for goods and/or services to be received in the future as prepaid expenses. Prepaid expenses are expensed over time according to the terms of the purchase. Other current assets are recognized when it is probable that the future economic benefits will flow to the Company and the asset has a cost or value that can be measured reliably. It is then charged to expense over the expected number of periods during which economic benefits will be realized.

Accounts Receivable

Accounts receivables are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing accounts receivable.

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

Accounts receivables balances as of February 28, 2023, and 2022, were 0 and $5,053, respectively. Receivables to a related party were $1,933,908 and $0 respectively. Management has determined that no allowance for credit losses is necessary as of February 28, 2023, or 2022.

Property and Equipment

Recognition and measurement

Items of property and equipment are measured at cost less accumulated depreciation and accumulated impairment losses. When parts of an item of property and equipment have different estimated useful lives, they are accounted for as separate items within property and equipment. The costs of the ongoing regular repairs and maintenance of property and equipment are recognized in the period in which they are incurred.

Depreciation

Depreciation is recognized in profit or loss over the estimated useful lives of each part of an item of property and equipment in a manner that most closely reflects management’s estimated future consumption of the future economic benefits embodied in the asset. The estimated useful lives for the Company’s property and equipment are as follows:

Category	Method	Estimated useful life
Furniture & Fixtures	Straight line	5 years
Computer & Equipment	Straight line	3 years

F-9

Intangible assets

The Company measures separately acquired intangible assets at cost less accumulated amortization and impairment losses. The Company recognizes internally developed intangible assets when it has determined that the completion of such is technically feasible, and the Company has sufficient resources to complete the development. Subsequent expenditures are capitalized when they increase the future economic benefits of the associated asset. All other expenditures are recorded in profit or loss as incurred.

The Company assesses whether the life of intangible asset is finite or indefinite. The Company reviews the amortization method and period of use of its intangible assets at least annually. Changes in the expected useful life or period of consumption of future economic benefits associated with the asset are accounted for prospectively by changing the amortization method or period as a change in accounting estimates in profit or loss. The Company has assessed the useful life of its trademarks as indefinite.

The estimated useful lives for the Company’s finite life intangible assets are as follows:

Category	Method	Estimated useful life
Software	Straight line	3 years
Software licenses	Straight line	0.5 - 4 years

Software Development Costs

The Company capitalizes internal software development costs subsequent to establishing technological feasibility of a software application in accordance with guidelines established by “ASC 985-20-25” Accounting for the Costs of Software to Be Sold, Leased, or Otherwise Marketed, requiring certain software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies. Amortization of the capitalized software development costs begins when the product is available for general release to customers. Capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product.

Impairment of Intangible Assets

In accordance with ASC 350-30-65 “Goodwill and Other Intangible Assets”, the Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important, which could trigger an impairment review include the following:

1. Significant underperformance compared to historical or projected future operating results.
2. Significant changes in the manner or use of the acquired assets or the strategy for the overall business, and
3. Significant negative industry or economic trends.

When the Company determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives.

Leases

The Company adopted ASU 2016-02 (Topic ASC 842) Leases, which requires a lessee to recognize a lease asset and a leases liability for operating leases arrangements greater than twelve (12) months.

F-10

We determine if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liabilities - current, and operating lease liabilities - noncurrent on the balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our balance sheets.

ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of our leases do not provide an implicit rate, we generally use our incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

Reclassification

Certain prior year amounts have been reclassified to conform to the current period presentation. These reclassifications had no impact on the net earnings (loss) or and financial position.

Concentration of Credit Risk

Financial instruments that potentially subject to concentrations of credit risk consist primarily of cash. All of the Company’s cash is held at high credit quality financial institutions. No credit risk in accounts receivable as deemed collectable.

Fair Value of Financial Instruments

The Company follows accounting guidelines on fair value measurements for financial instruments measured on a recurring basis, as well as for certain assets and liabilities that are initially recorded at their estimated fair values. Fair Value is defined as the exit price, or the amount that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants as the measurement date. The Company uses the following three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs to value its financial instruments:

●	Level 1: Observable inputs such as unadjusted quoted prices in active markets for identical instruments.

●	Level 2: Quoted prices for similar instruments that are directly or indirectly observable in the marketplace.

●	Level 3: Significant unobservable inputs which are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires a significant judgment or estimation.

Financial instruments measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires it to make judgments and consider factors specific to the asset or liability. The use of different assumptions and/or estimation methodologies may have a material effect on estimated fair values. Accordingly, the fair value estimates disclosed, or initial amounts recorded may not be indicative of the amount that the Company or holders of the instruments could realize in a current market exchange.

The carrying amounts of the Company’s financial instruments including cash, accounts receivable, accounts payable, accrued expenses, convertible notes and notes payable are of approximately fair value due to the short-term maturities of these instruments.

F-11

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606 which involves identifying the contracts with customers, identifying performance obligations in the contracts, determining transactions price, allocating transaction price to the performance obligation and recognizing revenue when the performance obligation is satisfied.

The Company recognizes revenue when the customer has purchased the product, the occurrence of the earlier of date of travel or the date of cancellation has expired, as satisfaction of the performance obligation, the sales price is fixed or determinable and collectability is reasonably assured. Revenue for customer travel packages purchased directly from the Company are recorded gross (the amount paid to the Company by the customer is shown as revenue and the cost of providing the respective travel package is recorded to cost of revenues).

The Company generates revenues from sales directly to customers as well as through other distribution channels of tours and activities at destinations throughout the world.

The Company controls the specified travel product before it is transferred to the customer and is therefore a principal, based on but not limited to, the following:

●	The Company is primarily responsible for fulling the promise to provide such travel product.
●	The Company has inventory risk before the specified travel product has been transferred to a customer or after transfer of control to a customer.
●	The Company has discretion in establishing the price for the specified travel product.

Payments for tours or activities received in advance of services being rendered are recorded as deferred revenue and recognized as revenue at the earlier of the date of travel or the last date of cancellation (i.e., the customer’s refund privileges lapse).

Sales and Marketing

Selling and administration expenses consist primarily of marketing and promotional expenses, expenses related to our participation in industry conferences, and public relations expenses.

Sales and marketing expenses are charged to expense as incurred and are included in selling and promotions expenses in the accompanying consolidated financial statements. Sales and marketing expense for the years ended February 28, 2023, and 2022, was $708,047 and $1,370,889, respectively.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance on deferred tax assets is established when management considers it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Tax benefits from an uncertain tax position are only recognized if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution. Interest and penalties related to unrecognized tax benefits are recorded as incurred as a component of income tax expense. The Company has not recognized any tax benefits from uncertain tax positions for any of the reporting periods presented.

F-12

No provision for federal income taxes is necessary in the financial statements of the subsidiaries as they have elected to be treated as a partnership for tax purposes and therefore they are not subject to federal income tax and the tax effect of its activities accrues to the members.

In certain circumstances, partnerships may be held to be associations taxable as corporations. The IRS has issued regulations specifying circumstances under current law when such a finding may be made, and management, based on those regulations that the partnership is not an association taxable as a corporation. A finding that the partnership is an association taxable as a corporation could have a material adverse effect on the financial position and results of operations of the partnership.

Recently adopted accounting pronouncements

In August 2020, the FASB issued ASU 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40). The FASB issued this ASU to address issues identified as a result of the complexity associated with GAAP for certain financial instruments with characteristics of liabilities and equity. Complexity associated with the accounting is a significant contributing factor to numerous financial statement restatements and results in complexity for users attempting to understand the results of applying the current guidance. In addressing the complexity, the FASB focused on amending the guidance on convertible instruments and the guidance on the derivatives scope exception for contracts in an entity’s own equity. For convertible instruments, the FASB decided to reduce the number of accounting models for convertible debt instruments and convertible preferred stock. Limiting the accounting models results in fewer embedded conversion features being separately recognized from the host contract as compared with current GAAP. Convertible instruments that continue to be subject to separation models are (1) those with embedded conversion features that are not clearly and closely related to the host contract, that meet the definition of a derivative, and that do not qualify for a scope exception from derivative accounting and (2) convertible debt instruments issued with substantial premiums for which the premiums are recorded as paid-in capital. The FASB concluded that eliminating certain accounting models simplifies the accounting for convertible instruments, reduces complexity for preparers and practitioners, and improves the decision usefulness and relevance of the information provided to financial statement users. In addition to eliminating certain accounting models, the FASB also decided to enhance information transparency by making targeted improvements to the disclosures for convertible instruments and earnings-per-share (EPS) guidance on the basis of feedback from financial statement users. The FASB decided to amend the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions. The FASB observed that the application of the derivatives scope exception guidance results in accounting for some contracts as derivatives while accounting for economically similar contracts as equity. The FASB also decided to improve and amend the related EPS guidance. The amendments in this ASU are effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The FASB specified that an entity should adopt the guidance as of the beginning of its annual fiscal year. The FASB decided to allow entities to adopt the guidance through either a modified retrospective method of transition or a fully retrospective method of transition. The Company adopted ASU 2020-06 on April 1, 2022 on a prospective basis. The adoption of this standard did not have an impact on the Company’s consolidated financial statements.

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt—Modifications and Extinguishments (Subtopic 470-50), Compensation—Stock Compensation (Topic 718), and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity- Classified Written Call Options. ASU 2021-04 requires accounting for modifications or exchanges of freestanding equity- classified written call options (for example, warrants) that remain equity classified after the modification or exchange based on the economic substance of the modification or exchange. The recognition of the modification depends on the nature of the transaction in which the equity-classified written call option is modified. If there is more than one element in a transaction (for example, if the modification involves both a debt modification and an equity issuance), then the guidance requires allocating the effect of the option modification to each element. ASU 2021-04 is effective for the Company beginning in the first quarter of 2022. ASU 2021-04 should be applied prospectively to modifications or exchanges occurring on or after the effective date of the amendments. The Company adopted ASU 2021-04 on April 1, 2022 on a prospective basis. The adoption of this standard did not have an impact on the Company’s consolidated financial statements.

F-13

In March 2022, the FASB issued ASU 2022-02, ASC Subtopic 326 “Credit Losses”: Troubled Debt Restructurings and Vintage Disclosures. Since the issuance of Accounting Standards Update No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, the Board has provided resources to monitor and assist stakeholders with the implementation of Topic 326. Post-Implementation Review (PIR) activities have included forming a Credit Losses Transition Resource Group, conducting outreach with stakeholders of all types, developing educational materials and staff question-and-answer guidance, conducting educational workshops, and performing an archival review of financial reports. ASU No. 2022-02 is effective for annual and interim periods beginning after December 15, 2022. The adoption of this standard did not have a significant impact on the Company’s unaudited condensed consolidated financial statements.

The Company has considered all other recently issued accounting pronouncements and does not believe the adoption of such pronouncements will have a material impact on its consolidated financial statements.

3. Prepaid and Other Current Assets

Prepaid and other current assets consisted of the following as of February 28, 2023 and as of February 28, 2022:

	February 28, 2023	February 28, 2022
Prepaid marketing expenses	$100	$-
Prepaid other expenses	8,513	3,424
Prepaid cost of sales	-	53,985
Total	$8,613	$57,409

4. Leases

On January 25, 2023, as part of the separation agreement with NextPlay Technologies Inc., the Company assumed control of a lease arrangement for office space in Florida.

The following summarizes the right-of-use asset and lease information about the Company’s operating lease as of February 28, 2023:

Year ended February 28	2023
Lease cost
Operating Lease Cost	$12,168
Amortization of right of use asset	7,756
Total lease cost	19,924
Cash paid from operating cash flows from operating leases	$0
Right-of-use assets	1,020,443
Weighted average remaining lease term - operating lease (years)	5.42
Weighted average discount rate - operating lease	9.18%

F-14

Future minimum lease payments under the operating lease liability has the following non-cancellable lease payments at February 28, 2023:

Future minimum lease payments under operating leases

Year ended February 28,
2024	$228,801
2025	233,365
2026	238,056
2027	242,874
2028	247,818
Thereafter	105,397
1,296,311
Less: Imputed interest	(282,397)
Operating lease liability	1,013,914
Operating lease liability - Current	149,339
Operating lease liability - Non-current	$864,575

5. Property and Equipment

Property and equipment as of February 28, 2023, and 2022 consisted of the following:

	February 28, 2023	February 28, 2022
Furniture and Fixtures	$17,018	$17,018
Computer and Equipment	73,548	70,621
Total	90,566	87,639
Accumulated depreciation	(74,030)	(43,645)
Property and Equipment, net of depreciation	$16,536	$43,994

Depreciation expense for the years ended February 28, 2023, and 2022, was $30,386 and $20,513, respectively, and is recorded in operating expenses.

During the years ended February 28, 2023, and 2022, the Company acquired property and equipment of $2,928 and $26,772, respectively.

During the year the Company entered into an asset purchase agreement to acquire Bookit. (see note 13)

6. Intangible Assets

Intangible assets as of February 28, 2023, and 2022 consisted of the following:

	February 28, 2023	February 28, 2022
Software Development	$6,268,044	$3,959,133
Software Licenses	427,576	397,477
Trademark	6,283	6,283
Total	6,701,903	4,362,893
Accumulated amortization	(3,933,543)	(3,172,130)
Intangible assets, net of amortization	$2,768,360	$1,190,763

F-15

Amortization expense for the years ended February 28, 2023, and 2022, was $776,497 and $1,020,848, respectively, and recorded in operating expenses.

During the years ended February 28, 2023, and 2022, the Company recorded impairment loss of $0 and $1,215,746, respectively, associated with the carrying value exceeded its recoverable amount.

7. Accounts Payable and Accrued Liabilities

As of February 28, 2023, the Company had accounts payable of $519,136 and accrued expenses of $329,922, compared to $302,059 of accounts payable and $13,806 of accrued expenses for the year ended February 28, 2022.

8. Income Taxes

The Company shall file as a partnership for income tax purposes.

The income, gains, losses, deductions and expenses of the Company are allocated among the Members in accordance with the Members respective Memberships’ interest.

9. Convertible Notes

On July 27, 2022, the Company issued a $150,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $7,101 and $0, respectively related to the note. The note has a maturity date of December 31, 2023.

On July 27, 2022, the Company issued a $200,000 convertible note upon the receipt of such proceeds from the counterparty. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $9,468 and $0, respectively, related to the note. The note has a maturity date of December 31, 2023.

On August 5, 2022, the Company issued a $12,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $544 and $0 respectively, related to the note. The note has a maturity date of February 5, 2023, and the holder has no intention of calling the note.

On August 6, 2022, the Company issued a $500,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $22,575 and $0, respectively, related to the note. The note has a maturity date of February 6, 2023, and the holder has no intention of calling the note.

F-16

On September 14, 2022, the Company issued a $100,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company issued upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $3,660 and $0, respectively related to the note. The note has a maturity date of February 24, 2023, and the holder has no intention of calling the note.

On October 31, 2022, the Company issued a $250,000 convertible note upon the receipt of such proceeds from a third party, with an option to increase the note to $500,000 up until November 8, 2022. In accordance with an amended agreement, the note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company issued upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $6,575 and $0, respectively, related to the note. The note has a maturity date of January 31, 2023, and the holder has no intention of calling the note.

On November 22, 2022, the Company a $150,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the year ended February 28, 2023, and 2022 the Company recorded accrued interest of $3,222 and $0, respectively related to the note. The note has a maturity date of February 28, 2023, and the holder has no intention of calling the note.

On December 1, 2022, the Company issued a $75,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023 and 2022, the Company recorded accrued interest of $1,479 and $0, respectively, related to the note. The note has a maturity date of February 28, 2023, and the holder has no intention of calling the note.

On December 1, 2022, the Company issued a $50,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $975 and $0, respectively, related to the note. The note has a maturity date of July 31, 2023.

On December 12, 2022, the Company issued a $350,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023 and 2022, the Company recorded accrued interest of $5,984 and $0, respectively related to the note. . The note has a maturity date of April 30, 2023 and the holder has no intention of calling the note.

F-17

On December 12, 2022, the Company issued a $250,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $4,274 and $0, respectively, related to the note. The note has a maturity date of February 28, 2023.

On January 25, 2023, the Company issued a $250,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023 and 2022, the Company recorded accrued interest of $1,863 and $0, respectively, related to the note. The note has a maturity date of July 31, 2023.

On January 31, 2023, the Company issued a $600,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $3,682 and $0, respectively, related to the note. The note has a maturity date of April 30, 2023.

On February 21, 2023, the Company issued a $75,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the years ended February 28, 2023, and 2022, the Company recorded accrued interest of $115 and $0, respectively, related to the note. The note has a maturity date of July 31, 2023.

On September 19, 2022, the Company entered into a Software as a Service Agreement with a prospective client in which the Company received a $150,000 down payment upon signing of the contract. On December 31, 2022, the Company entered into an amended agreement with the counterparty in which the down payment became a noninterest bearing share issuance obligation in which such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. As of February 28, 2023, the Company has classified the obligation to issue shares in accordance with the agreement within convertible debt.

F-18

10. Preferred Units

As a result of the Exchange Agreement (“Exchange Agreement”) entered on January 25, 2023, NextPlay Technologies Inc. (“NextPlay”) and NextTrip Group, LLC (“NextTrip”), NextPlay exchanged 1,000,000 Membership Interests of NextTrip for 400,000 Preferred Units in NextTrip (see note 1). In 2022 the Company did not issue any Preferred Units.

11. Membership Units

For the years ended February 28, 2023 and 2022, the Company had 0 and 1,000,000 Membership Interests authorized, issued and outstanding with a par value of $.0001 per unit. In 2023 1,000,000 Membership Interests outstanding were exchanged for Preferred Units (see note 10) and the Member Interests were cancelled accordingly.

12. Common Units

For the years ended February 28, 2023 and 2022, the Company has 915,000 and 0 Common Units, par value $.0001 authorized respectively. During the year ended February 28, 2023, the Company issued 915,000 Common Units to William Kerby and Donald Monaco (see note 1). No Common Units were issued and outstanding in 2022.

13. Related Party Transactions

(i)	Travel Booking Engine Purchase:

On February 28, 2023, the Company purchased the right, title and interest in Travel and Media Tech, LLC ‘s (“TMT”) “Bookit” or “NextTrip 2.0” booking engine, customer lists, inclusion of all current content associated to hotel and destination product in the booking engine (pictures, hotel descriptions, restaurant descriptions, room descriptions, amenity descriptions, and destination information.) and source code related thereto from TMT a related entity owned by Don Monaco and William Kerby. This was an asset purchase made by the Company as per the agreement between both entities.

(ii)	The Company’s related parties Messrs. William Kerby and Donald Monaco, have the authority and responsibility for planning, directing, and controlling the activities of the Company.

(iii)	NextPlay and the Company entered into an agreement for NextPlay to transfer all of its Travel Business to the Company. This transaction was accounted for retroactively (see note 1).

(iv)	Amounts due to related parties in 2023 was $281,000, 2022 $12,675,421. The amount due in 2023 relates directly to William Kerby and Donald Monaco.

14. Deferred Revenue

Deferred revenue as of the years ended February 28, 2023, and 2022 was $22,750 and $69,605, respectively.

Deferred revenue consists of travel deposits received from users in advance of revenue recognition. The deferred revenue balance for the years ended February 28, 2023 and 2022, was driven by cash payments from customers in advance of satisfying our performance obligations.

15. Commitments and Contingencies

The Company is involved, from time to time, in litigation, other legal claims and proceedings involving matters associated with or incidental to our business, including, among other things, matters involving breach of contract claims, intellectual property, employment issues, and other related claims and vendor matters. The Company believes that the resolution of currently pending matters could, individually or in the aggregate, have a material adverse effect on our financial condition or results of operations. However, assessment of the current litigation or other legal claims could change considering the discovery of facts not presently known to the Company or by judges, juries or other finders of fact, which are not in accord with management’s evaluation of the possible liability or outcome of such litigation or claims.

F-19

16. Subsequent Events

The Company has evaluated subsequent events through August 14, 2023 the date on which these financial statements were available to be issued. The Company did not identify any material subsequent events requiring adjustments to or disclosure in its financial statements, other than those noted below.

(i.)	As previously reported in our February 28, 2022 audited financial statements we reported that on May 22, 2023 – Genesis Growth Tech Acquisition Corp. (“Genesis”), (NASDAQ: GGAA), a special purpose acquisition company, and NextTrip Group LLC., a travel technology incubator based in Sunrise, Florida (“NextTrip”), announced today that they have entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) that, upon closing, will provide the opportunity for NextTrip to become a publicly traded company on NASDAQ. NextTrip is a travel technology company that specializes in using proprietary technology, analytics, and strategic partnerships to provide specialized travel solutions in leisure, wellness, and business travel.

(ii.)	On July 25, 2023, NextTrip Holdings Inc., a Florida corporation (“NextTrip”) terminated the Agreement and Plan of Merger, dated as of May 22, 2023 (the “Merger Agreement”), with Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company (together with its successors, “Genesis”) because Genesis is in material breach of multiple provisions of the Merger Agreement.

(iii.)	On July 25, 2023, NextTrip Group LLC (NextTrip) a Florida corporation, and Sigma Additive Solutions (SASI), a Nevada corporation signed a letter of intent reflecting the mutual intention of both parties to merge. The consummation of the Proposed Transaction (the “Closing”) will take place at the offices of a location that is mutually acceptable to the Parties on the first business day after the day the last of the conditions set forth in the Definitive Agreements is satisfied or waived, or at such other place and date as is agreed between the Parties (the “Closing Date”). The Parties shall use commercially reasonable efforts to cause the Closing Date to occur on or before November 30th, 2023, unless otherwise agreed in writing by the parties.

(iv.)	The holders of Convertible Notes (see note 9), which have matured as of the issuance of the audit report have not called the note nor have, they provided notice on intention of calling the note.

F-20

NEXTTRIP GROUP, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS

As of August 31, 2023 and February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023
ASSETS:
Cash	$105,902	$282,475
Receivables	5,000	-
Receivables – related party, net	1,992,630	1,933,908
Prepaid expenses and other current assets	42,727	8,613
Total Current Assets	2,146,259	2,224,996
Non-Current assets
Property and equipment, net	5,986	16,536
Intangible assets, net	2,480,161	2,768,360
Security deposit	15,000	15,000
Right of use asset	945,595	1,020,443
Total Non-Current Assets	3,446,742	3,820,339
Total Assets	$5,593,001	$6,045,335
LIABILITIES:
Current Liabilities
Accounts payable	$582,121	$519,136
Accrued expenses	377,896	329,922
Convertible notes	4,303,345	3,233,503
Convertible notes – related parties	200,010	-
Deferred revenue	79,906	22,750
Notes payable - related parties	573,500	281,000
Operating Lease Liability – current	219,706	149,339
Total Current Liabilities	6,336,484	4,535,650
Non- Current Liabilities:
Operating Lease Liability – non-current	794,208	864,575
Total Non-Current Liabilities	794,208	864,575
Total Liabilities	7,130,692	5,400,225
Commitments and Contingencies	-	-
Equity:
Preferred units: par value $10, 400,000 authorized, 400,000 issued and outstanding	4,000,000	4,000,000
Common units: par value $0.0001, 1,000,000 authorized, 915,000 issued and outstanding	100	100
Additional Paid in Capital	13,295,873	13,295,873
Accumulated deficit	(18,833,664)	(16,650,863)
Total Members’ (Deficit)/Equity	(1,537,691)	645,110
Total Liabilities and Members’ Equity	$5,593,001	$6,045,335

The accompanying notes are an integral part of these condensed consolidated financial statements

F-21

NEXTTRIP GROUP, LLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED AUGUST 31, 2023 AND 2022

(Unaudited)

	For the six months ended		For the three months ended
	August 31,	August 31,	August 31,	August 31,
	2023	2022	2023	2022
Revenue	$47,225	$312,388	$27,663	$140,638
Cost of revenue	(39,836)	(252,200)	(22,118)	(116,159)
Gross profit	7,389	60,189	5,545	24,479
Operating Expenses
General and administrative	1,365,945	1,757,190	711,239	801,516
Sales and marketing	90,539	506,208	49,758	263,254
Depreciation and amortization	594,555	213,356	331,549	10,044
Total Operating Expenses	2,051,039	2,476,755	1,092,546	1,074,814
Operating loss	(2,043,650)	(2,416,566)	(1,087,001)	(1,050,335)
Other (Income)/Expenses
Other expenses/(income)	-	3,138	-	(29,707)
Interest (income) expense, net	139,151	396	73,762	396
Total other (income) expense	139,151	3,534	73,762	(29,311)
Net loss before taxes	(2,182,801)	(2,420,100)	(1,160,763)	(1,021,024)
Provision for income taxes	-	-	-	-
Net loss	$(2,182,801)	$(2,420,100)	$(1,160,763)	$(1,021,024)
Basic and diluted income/(loss) per common units	$(2.39)	$-	$(1.27)	$-

Basic and diluted income/(loss) per member interests	$-	$(2.42)	$-	$(0.9)

Basic and diluted weighted average number of common units	915,000	-	915,000	-
Basic and diluted weighted average number of member interests	-	1,000,000	-	1,000,000

The accompanying notes are an integral part of these condensed consolidated financial statements

F-22

NEXTTRIP GROUP, LLC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ DEFICIT

FOR THE THREE AND SIX MONTHS ENDED AUGUST 31, 2023 AND 2022

(Unaudited)

For the six months ended August 31, 2023

	Preferred		Members			Common		Additional Paid in	Accumulated Equity	Total Members’
	Units	Amount	Interest	Amount		Units	Amount	Capital	(Deficit)	(Deficit)
Balance, February 28, 2023	400,000	$4,000,000	-	$		915,000	$100	$13,295,873	$(16,650,863)	$645,110
Net Loss	-	-	-		-	-	-	-	(2,182,801)	(2,182,801)
Balance, August 31, 2023	400,000	$4,000,000	-		$-	915,000	$100	$13,295,873	(18,833,664)	(1,537,691)

For the three months ended August 31, 2023

	Preferred		Members			Common		Additional Paid in	Accumulated Equity	Total Members’
	Units	Amount	Interest	Amount		Units	Amount	Capital	(Deficit)	(Deficit)
Balance, May 31, 2023	400,000	$4,000,000	-	$		915,000	$100	$13,295,873	$(17,672,901)	$(376,928)
Net Loss	-	-	-		-	-	-	-	(1,160,763)	(1,160,763)
Balance, August 31, 2023	400,000	$4,000,000	-		$-	915,000	$100	$13,295,873	$(18,833,664)	$(1,537,691)

F-23

For the six months ended August 31, 2022

	Preferred		Members		Common		Additional Paid in	Accumulated Equity	Total Members’
	Units	Amount	Interest	Amount	Units	Amount	Capital	(Deficit)	(Deficit)
Balance, February 28, 2022	-	$-	1,000,000	$100	-	$-	$-	$(11,517,722)	$(11,517,722)
Net Loss	-	-	-	-	-	-	-	(2,420,100)	(2,420,100)
Balance, August 31, 2022	-	$-	1,000,000	$100	-	$-	$-	$(13,937,822)	$(13,937,822)

For the three months ended August 31, 2022

	Preferred		Members		Common		Additional Paid in	Accumulated Equity	Total Members’
	Units	Amount	Interest	Amount	Units	Amount	Capital	(Deficit)	(Deficit)
Balance, May 31, 2022	-	$-	1,000,000	$100	-	$-	$-	$(13,040,966)	$(13,040,966)
Net Loss	-	-	-	-	-	-	-	(1,021,024)	(1,021,024)
Balance, August 31, 2022	-	$-	1,000,000	$100	-	$-	$-	$(14,061,990)	$(14,061,990)

The accompanying notes are an integral part of these condensed consolidated financial statements

F-24

NEXTTRIP GROUP, LLC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED AUGUST 31, 2023 AND 2022

(Unaudited)

	August 31, 2023	August 31, 2022
Cash Flows from Operating Activities:
Net Loss	$(2,182,801)	$(2,420,100)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	594,555	213,356
Changes in operating assets and liabilities:
Receivables	(5,000)	(292,277)
Prepaid expenses and other current assets	(18,896)	(300,261)
Accounts payable and accrued expenses	95,741	811,832
Deferred revenue	57,156	245,752
Right of use asset	74,848	36,153
Net cash used in operating activities	(1,384,397)	(1,705,545)
Cash Flows from Investing activities:
Purchase of equipment	-	(123,084)
Purchase of intangible assets	(345,806)	(2,030,422)
Net cash used in investing activities	(345,806)	(2,153,506)
Cash Flows from Financing Activities:
Proceeds from convertible notes issued	1,069,842	-
Proceeds from convertible notes – related parties	200,010	-
Advances from related party	283,778	3,731,635
Net cash provided by financing activities	1,553,630	3,731,635
Decrease in cash	(176,573)	(127,416)
Cash balance, beginning of the period	272,475	231,050
Cash balance, end of the period	$95,902	$103,634

Supplemental cash flow information
Cash paid for interest	$-	$395.63
Cash paid for taxes	$-	$-

The accompanying notes are an integral part of these condensed consolidated financial statements

F-25

NEXTTRIP GROUP, LLC

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Business Description and Going Concern

NextTrip Group, LLC (“NextTrip” or the “Company”) was incorporated on January 7, 2021 organized under the laws of the State of Florida. The operating agreement of NextTrip Group, LLC was entered into January 11, 2021 and made effective January 11, 2021. The Company’s head office is located at 1560 Sawgrass Corporate Pkwy, 4th Floor, Sunrise, FL, 33323. The consolidated financial statements include the accounts of the Company’s wholly owned subsidiaries, NextTrip Holdings Inc. incorporated October 22, 2015, and Extraordinary Vacations USA, Inc. incorporated June 24, 2002.

The Company provides travel technology solutions with sales originating in the United States, with a primary emphasis on alternative lodging rental (“ALR”) properties, hotel, air, cruise, and all-inclusive travel packages. Our proprietary booking engine, branded as NextTrip 2.0, provides travel distributors access to a sizeable inventory.

On January 25, 2023, NextPlay Technologies Inc. (“NextPlay”) and NextTrip Group, LLC (“NextTrip”) entered into an Amended and Restated Separation Agreement (“Separation Agreement”), on Amended and Restated Operating Agreement (“Operating Agreement”), Exchage Agreement (“Exchange Agreement”), and together (“Agreements”) whereby NextPlay transferred their interest in the travel business to NextTrip. As per the Exchange Agreement, NextPlay exchanged 1,000,000 Membership Units of NextTrip for 400,000 Preferred Units in NextTrip. The Preferred Units have a value of $10.00 per Unit, NextTrip had a payable amount to NextPlay of $17,295,873. This was partial payment that was exchanged for the 400,000 Preferred Units in NextTrip as per the Exchange Agreement. Any intercompany amount owed after the separation date are to be considered a promissory note bearing 5% interest per annum. NextPlay has a balance owing to NextTrip of $1,942,630 as of August 31, 2023. As per ASC 505-10-45-2 the reporting of the paid in capital is considered equity.

The Company has accounted for the business transfer on a retroactive basis. All assets, liabilities and results of operations assumed in this transaction are the basis of these financial statements.

The company owns 50% of Next Innovation LLC (Joint Venture) and this entity is in the process of a first structure plan. No activities nor operations occurred in 2023 and NextTrip Group, LLC does not have control on the company and therefore no minority interest was recorded.

On August 3, 2023, NextTrip Group LLC (NextTrip) a Florida corporation, and Sigma Additive Solutions (SASI), a Nevada corporation signed a letter of intent reflecting the mutual intention of both parties to merge. The consummation of the Proposed Transaction (the “Closing”) will take place at the offices of a location that is mutually acceptable to the Parties on the first business day after the day the last of the conditions set forth in the Definitive Agreements is satisfied or waived, or at such other place and date as is agreed between the Parties (the “Closing Date”). The Parties shall use commercially reasonable efforts to cause the Closing Date to occur on or before November 30, 2023, unless otherwise agreed in writing by the parties.

Going Concern

As of August 31, 2023, the Company had an accumulated deficit of $18,833,664, working capital deficit of $4,190,225 and has incurred losses since incorporation. The Company will need to raise additional funds through equity or debt financings to support the on-going operations, increase market penetration of our products, expand the marketing and development of our travel and technology driven products, provide capital expenditures for additional equipment and development costs, payment obligations, and systems for managing the business including covering other operating costs until the planned revenue streams are fully implemented and begin to offset our operating costs. Failure to obtain additional capital to finance the Company’s working capital needs on acceptable terms, or at all, would negatively impact the Company’s financial condition and liquidity.

F-26

Recent Issues Surrounding the COVID-19 Pandemic

On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. This contagious disease outbreak and any related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, leading to an economic downturn.

The duration and severity of the COVID-19 pandemic impeded global economic activity for an extended period of time, even as restrictions have been lifted in many jurisdictions (including the United States) and vaccines are being made available, leading to decreased per capita income and disposable income, increased and sustained unemployment or a decline in consumer confidence, all of which significantly reduced discretionary spending by individuals and businesses on travel and may create a recession in the United States or globally. In turn, that could have a negative impact on demand for our services. We also cannot predict the long-term effects of the COVID-19 pandemic on our partners and their business and operations or the ways that the pandemic may fundamentally alter the travel industry. The aforementioned circumstances could result in a material adverse impact on our business, financial condition, results of operations and cash flows, potentially for a prolonged period.

Although we currently cannot predict the full impact of the COVID-19 pandemic on our fiscal 2024 financial results relating to our operations, we anticipate an increase in year-over-year revenue as compared to fiscal year 2023. However, the ultimate extent of the COVID-19 pandemic and its impact on global travel and overall economic activity is constantly changing and impossible to predict currently. However, the Company is seeing the return to normal operations.

2. Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The accompanying condensed consolidated financial statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim financial statements. The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

The financial statements have been prepared on a condensed consolidated basis with those of the Company’s wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

These unaudited condensed consolidated financial statements have been prepared in accordance with rules and regulations of the Securities and Exchange Commission (“SEC”) and generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information. Accordingly, the unaudited condensed consolidated financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, we have included all adjustments considered necessary for a fair presentation and such adjustments are of a normal recurring nature. These unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements for the year ended February 28, 2023 and notes thereto and other pertinent information contained in our annual audited report dated August 14, 2023. The results of operations for the three months ended August 31, 2023, are not necessarily indicative of the results to be expected for the full fiscal year ending February 28, 2024.

Limited Liability of Members

Limitations on Liability of Managers and Members. The liability of the Managers to the Company and the Members shall be limited to the extent, now or hereafter set forth in the Articles, this Operating Agreement and as provided under the Florida Act.

No Personal Liability, except as otherwise provided in the Florida Act or by Applicable Law, no Members, Manager or Officer will be obligated personally for any debt, obligation or liability of the Company or of any Company Subsidiaries, whether arising in contract, tort or otherwise, solely by reason of being a Member, Manager and/or Officer.

F-27

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These differences could have a material effect on the Company’s future results of operations and financial position. Significant items subject to estimates and assumptions include the carrying amounts of intangible assets, depreciation and amortization.

Information about key assumptions and estimation uncertainty that has a significant risk of resulting in a material adjustment to the carrying amounts of the Company’s assets and liabilities within the next financial year are referenced in the notes to the financial statements as follows:

●	The assessment of the Company to continue as a going concern;
●	The measurement and useful life of intangible assets and property and equipment
●	Recoverability of long lived assets

Cash

Cash consists of amounts denominated in US dollars. The Company has not experienced any losses on such accounts. The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. This includes a letter of credit for $10,000. There were no cash equivalents as of August 31, 2023, or 2022.

Prepaids

The Company records cash paid in advance for goods and/or services to be received in the future as prepaid expenses. Prepaid expenses are expensed over time according to the terms of the purchase. Other current assets are recognized when it is probable that the future economic benefits will flow to the Company and the asset has a cost or value that can be measured reliably. It is then charged to expense over the expected number of periods during which economic benefits will be realized.

Receivables

Receivables are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing receivable.

The Company considers receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

Receivables balances as of August 31, 2023, and February 28, 2023, were $5,000 and $0, respectively. Receivables to a related party were $1,992,630 and $1,933,908, respectively. The August 31, 2023 balance includes a receivable from TGS Esports Inc. for $50,000 which is expected to be collected by October 15, 2023. The remaining amount of $1,942,630 due from NextPlay. Management has determined that no allowance for credit losses is necessary as of August 31, 2023, or February 28, 2023.

Property and Equipment

Recognition and measurement

Items of property and equipment are measured at cost less accumulated depreciation and accumulated impairment losses. When parts of an item of property and equipment have different estimated useful lives, they are accounted for as separate items within property and equipment. The costs of the ongoing regular repairs and maintenance of property and equipment are recognized in the period in which they are incurred.

F-28

Depreciation

Depreciation is recognized in profit or loss over the estimated useful lives of each part of an item of property and equipment in a manner that most closely reflects management’s estimated future consumption of the future economic benefits embodied in the asset. The estimated useful lives for the Company’s property and equipment are as follows:

Category	Method	Estimated useful life
Furniture & Fixtures	Straight line	5 years
Computer & Equipment	Straight line	3 years

Intangible assets

The Company measures separately acquired intangible assets at cost less accumulated amortization and impairment losses. The Company recognizes internally developed intangible assets when it has determined that the completion of such is technically feasible, and the Company has sufficient resources to complete the development. Subsequent expenditures are capitalized when they increase the future economic benefits of the associated asset. All other expenditures are recorded in profit or loss as incurred.

The Company assesses whether the life of intangible asset is finite or indefinite. The Company reviews the amortization method and period of use of its intangible assets at least annually. Changes in the expected useful life or period of consumption of future economic benefits associated with the asset are accounted for prospectively by changing the amortization method or period as a change in accounting estimates in profit or loss. The Company has assessed the useful life of its trademarks as indefinite.

The estimated useful lives for the Company’s finite life intangible assets are as follows:

Category	Method	Estimated useful life
Software	Straight line	3 years
Software licenses	Straight line	0.5 - 4 years

Software Development Costs

The Company capitalizes internal software development costs subsequent to establishing technological feasibility of a software application in accordance with guidelines established by “ASC 985-20-25” Accounting for the Costs of Software to Be Sold, Leased, or Otherwise Marketed, requiring certain software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies. Amortization of the capitalized software development costs begins when the product is available for general release to customers. Capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product.

Impairment of Intangible Assets

In accordance with ASC 350-30-65 “Goodwill and Other Intangible Assets”, the Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important, which could trigger an impairment review include the following:

1. Significant underperformance compared to historical or projected future operating results.

2. Significant changes in the manner or use of the acquired assets or the strategy for the overall business, and

3. Significant negative industry or economic trends.

F-29

When the Company determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives.

Leases

The Company adopted ASU 2016-02 (Topic ASC 842) Leases, which requires a lessee to recognize a lease asset and a leases liability for operating leases arrangements greater than twelve (12) months.

We determine if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liabilities - current, and operating lease liabilities - noncurrent on the balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our balance sheets.

ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of our leases do not provide an implicit rate, we generally use our incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

Concentration of Credit Risk

Financial instruments that potentially subject to concentrations of credit risk consist primarily of cash. All of the Company’s cash is held at high credit quality financial institutions. No credit risk in accounts receivable as deemed collectable.

Fair Value of Financial Instruments

The Company follows accounting guidelines on fair value measurements for financial instruments measured on a recurring basis, as well as for certain assets and liabilities that are initially recorded at their estimated fair values. Fair Value is defined as the exit price, or the amount that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants as the measurement date. The Company uses the following three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs to value its financial instruments:

●	Level 1: Observable inputs such as unadjusted quoted prices in active markets for identical instruments.

●	Level 2: Quoted prices for similar instruments that are directly or indirectly observable in the marketplace.

●

Level 3: Significant unobservable inputs which are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires a significant judgment or estimation.

Financial instruments measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires it to make judgments and consider factors specific to the asset or liability. The use of different assumptions and/or estimation methodologies may have a material effect on estimated fair values. Accordingly, the fair value estimates disclosed, or initial amounts recorded may not be indicative of the amount that the Company or holders of the instruments could realize in a current market exchange.

F-30

The carrying amounts of the Company’s financial instruments including cash, accounts receivable, accounts payable, accrued expenses, convertible notes and notes payable are of approximately fair value due to the short-term maturities of these instruments.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606 which involves identifying the contracts with customers, identifying performance obligations in the contracts, determining transactions price, allocating transaction price to the performance obligation, and recognizing revenue when the performance obligation is satisfied.

The Company recognizes revenue when the customer has purchased the product, the occurrence of the earlier of date of travel or the date of cancellation has expired, as satisfaction of the performance obligation, the sales price is fixed or determinable and collectability is reasonably assured. Revenue for customer travel packages purchased directly from the Company are recorded gross (the amount paid to the Company by the customer is shown as revenue and the cost of providing the respective travel package is recorded to cost of revenues).

The Company generates revenues from sales directly to customers as well as through other distribution channels of tours and activities at destinations throughout the world.

The Company controls the specified travel product before it is transferred to the customer and is therefore a principal, include but not limited to, the following:

●	The Company is primarily responsible for fulling the promise to provide such travel product.
●	The Company has inventory risk before the specified travel product has been transferred to a customer or after transfer of control to a customer.
●	The Company has discretion in establishing the price for the specified travel product.

Payments for tours or activities received in advance of services being rendered are recorded as deferred revenue and recognized as revenue at the earlier of the date of travel or the last date of cancellation (i.e., the customer’s refund privileges lapse).

From time to time, payments are made to suppliers in advance of customer bookings as required by hotels. These payments are recognized as costs of goods at the earlier of the date of travel or the last date of cancellation.

Loss Per Member Interests/Common Units

Basic loss per member interests/common units is computed by dividing net loss by the weighted average number of member interest/common units outstanding during the period. Diluted loss per member interests/common units is computed considering the dilutive effect of preferred stock and convertible debt using the treasury stock method. However, no diluted loss per member interests/common units can be computed for the period as; 1) the conversion price and units for preferred units is undeterminable due to the unpredictability of future events, and 2) convertible debt is not expected to be converted as the conversion price is substantially higher than the current value of the member interests/common units.

Sales and Marketing

Selling and administration expenses consist primarily of marketing and promotional expenses, expenses related to our participation in industry conferences, and public relations expenses.

Sales and marketing expenses are charged to expenses as incurred and are included in selling and promotions expenses in the accompanying consolidated financial statements. Sales and marketing expenses for the three months ended August 31, 2023, and 2022, was $49,758 and $263,254, respectively. Sales and marketing expenses for the six months ended August 31, 2023 and 2022 was $90,539 and $506,208 respectively.

F-31

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance on deferred tax assets is established when management considers it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Tax benefits from an uncertain tax position are only recognized if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution. Interest and penalties related to unrecognized tax benefits are recorded as incurred as a component of income tax expense. The Company has not recognized any tax benefits from uncertain tax positions for any of the reporting periods presented.

No provision for federal income taxes is necessary in the financial statements of the subsidiaries as they have elected to be treated as a partnership for tax purposes and therefore they are not subject to federal income tax and the tax effect of its activities accrues to the members.

In certain circumstances, partnerships may be held to be associations taxable as corporations. The IRS has issued regulations specifying circumstances under current law when such a finding may be made, and management, based on those regulations that the partnership is not an association taxable as a corporation. A finding that the partnership is an association taxable as a corporation could have a material adverse effect on the financial position and results of operations of the partnership.

Recently adopted accounting pronouncements

In August 2020, the FASB issued ASU 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40). The FASB issued this ASU to address issues identified as a result of the complexity associated with GAAP for certain financial instruments with characteristics of liabilities and equity. Complexity associated with the accounting is a significant contributing factor to numerous financial statement restatements and results in complexity for users attempting to understand the results of applying the current guidance. In addressing the complexity, the FASB focused on amending the guidance on convertible instruments and the guidance on the derivatives scope exception for contracts in an entity’s own equity. For convertible instruments, the FASB decided to reduce the number of accounting models for convertible debt instruments and convertible preferred stock. Limiting the accounting models results in fewer embedded conversion features being separately recognized from the host contract as compared with current GAAP. Convertible instruments that continue to be subject to separation models are (1) those with embedded conversion features that are not clearly and closely related to the host contract, that meet the definition of a derivative, and that do not qualify for a scope exception from derivative accounting and (2) convertible debt instruments issued with substantial premiums for which the premiums are recorded as paid-in capital. The FASB concluded that eliminating certain accounting models simplifies the accounting for convertible instruments, reduces complexity for preparers and practitioners, and improves the decision usefulness and relevance of the information provided to financial statement users. In addition to eliminating certain accounting models, the FASB also decided to enhance information transparency by making targeted improvements to the disclosures for convertible instruments and earnings-per-share (EPS) guidance on the basis of feedback from financial statement users. The FASB decided to amend the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions. The FASB observed that the application of the derivatives scope exception guidance results in accounting for some contracts as derivatives while accounting for economically similar contracts as equity. The FASB also decided to improve and amend the related EPS guidance. The amendments in this ASU are effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The FASB specified that an entity should adopt the guidance as of the beginning of its annual fiscal year. The FASB decided to allow entities to adopt the guidance through either a modified retrospective method of transition or a fully retrospective method of transition. The Company adopted ASU 2020-06 on April 1, 2022, on a prospective basis. The adoption of this standard did not have an impact on the Company’s consolidated financial statements.

F-32

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt—Modifications and Extinguishments (Subtopic 470-50), Compensation—Stock Compensation (Topic 718), and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity- Classified Written Call Options. ASU 2021-04 requires accounting for modifications or exchanges of freestanding equity- classified written call options (for example, warrants) that remain equity classified after the modification or exchange based on the economic substance of the modification or exchange. The recognition of the modification depends on the nature of the transaction in which the equity-classified written call option is modified. If there is more than one element in a transaction (for example, if the modification involves both a debt modification and an equity issuance), then the guidance requires allocating the effect of the option modification to each element. ASU 2021-04 is effective for the Company beginning in the first quarter of 2022. ASU 2021-04 should be applied prospectively to modifications or exchanges occurring on or after the effective date of the amendments. The Company adopted ASU 2021-04 on April 1, 2022, on a prospective basis. The adoption of this standard did not have an impact on the Company’s consolidated financial statements.

In March 2022, the FASB issued ASU 2022-02, ASC Subtopic 326 “Credit Losses”: Troubled Debt Restructurings and Vintage Disclosures. Since the issuance of Accounting Standards Update No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, the Board has provided resources to monitor and assist stakeholders with the implementation of Topic 326. Post-Implementation Review (PIR) activities have included forming a Credit Losses Transition Resource Group, conducting outreach with stakeholders of all types, developing educational materials and staff question-and-answer guidance, conducting educational workshops, and performing an archival review of financial reports. ASU No. 2022-02 is effective for annual and interim periods beginning after December 15, 2022. The adoption of this standard did not have a significant impact on the Company’s unaudited condensed consolidated financial statements.

The Company has considered all other recently issued accounting pronouncements and does not believe the adoption of such pronouncements will have a material impact on its consolidated financial statements.

3. Prepaid and Other Current Assets

Prepaid and other current assets consisted of the following as of August 31, 2023, and February 28, 2023:

	August 31, 2023	February 28, 2023
Prepaid marketing expenses	$100	$100
Prepaid legal expenses	15,218	-
Prepaid other expenses	27,409	8,513
Total	$42,727	$8,613

4. Leases

On January 25, 2023, as part of the separation agreement with NextPlay Technologies Inc., the Company assumed control of a lease arrangement for office space in Florida.

The following summarizes the right-of-use asset and lease information about the Company’s operating lease as of August 31, 2023:

Period ended August 31	2023
Lease cost
Operating lease cost	$18,697
Amortization of right of use asset	74,848
Total lease cost	93,545
Other information
Cash paid from operating cash flows from operating leases	$0
Right-of-use assets	945,595
Weighted average remaining lease term - operating lease (years)	4.8
Weighted average discount rate - operating lease	9.18%

F-33

Future minimum lease payments under the operating lease liability has the following non-cancellable lease payments at August 31, 2023:

Future minimum lease payments under operating leases
Year ended February 28,
2024	$228,801
2025	233,365
2026	238,056
2027	242,874
2028	247,818
Thereafter	105,397
1,296,311
Less: Imputed interest	(282,397)
Operating lease liability	1,013,914
Operating lease liability - Current	219,706
Operating lease liability - Non-current	$794,208

As of August 31, 2023, the Company is in payment default on their operating lease cost to a total of $219,706 which is included in the current portion of operating lease liability.

5. Property and Equipment

Property and equipment as of August 31, 2023 and February 28, 2023, consisted of the following:

	August 31, 2023	February 28, 2023
Furniture and Fixtures	$17,018	$17,018
Computer and Equipment	73,548	73,548
Total	90,566	90,566
Accumulated depreciation	(84,580)	(74,030)
Property and Equipment, net of depreciation	$5,986	$16,536

Depreciation for the three months ended August 31, 2023 and 2022 was $5,790 and $6,706 respectively, and depreciation expense for the six months ended August 31, 2023 and 2022 was $10,550 and $13,442, respectively, and for the year ended February 28, 2023, was $30,386, recorded in operating expenses.

During the period ended August 31, 2023, and the year ended February 28, 2023, the Company acquired property and equipment of $0 and $2,928, respectively.

F-34

6. Intangible Assets

Intangible assets as of August 31, 2023 and year ended February 28, 2023 consisted of the following:

	August 31, 2023	February 28, 2023
Software Development	$6,214,161	$6,218,044
Software Licenses	777,576	477,576
Trademark	6,283	6,283
Total	6,998,020	6,701,903
Accumulated amortization	(4,517,859)	(3,933,543)
Intangible assets, net of amortization	$2,480,161	$2,768,360

Amortization expense for the three months ended August 31, 2023 and 2022 was $255,700 and $328,306 respectively. Amortization expense for the six months ended August 31, 2023 and 2022 was $584,005 and $199,914 respectively, and for the year ended February 28, 2023, was $776,497, and recorded in operating expenses. Amortization for the next two years on the ending balance as of August 31, 2024, and 2025 will be $1,023,901 and $700,984 respectively.

7. Accounts Payable and Accrued Liabilities

As of August 31, 2023, the Company had accounts payable of $582,121 and accrued liabilities of $377,896, compared to $519,136 of accounts payable and $329,922 of accrued expenses for the year ended February 28, 2023.

8. Convertible Notes

On July 27, 2022, the Company issued a $150,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023 and 2022 the Company recorded accrued interest of $3,025 and $1,150, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $6,049 and $1,150, respectively, (for the year ended February 28, 2023, $7,101) related to the note. The note has a maturity date of December 31, 2023.

On July 27, 2022, the Company issued a $200,000 convertible note upon the receipt of such proceeds from the counterparty. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023 and 2022 the Company recorded accrued interest of $4,033 and $1,534, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $8,066 and $1,534, respectively, (for the year ended February 28, 2023, $9,468) related to the note. The note has a maturity date of December 31, 2023.

On August 5, 2022, the Company issued a $12,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023 and 2022 the Company recorded accrued interest of $242 and $68, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $484 and $68, respectively, (for the year ended February 28, 2023, $544) related to the note. The note has a maturity date of February 5, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

F-35

On August 6, 2022, the Company issued a $500,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $10,082 and $2,740, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $20,164 and $2,740, respectively, (for the year ended February 28, 2023, $22,575) related to the note. The note has a maturity date of February 6, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On September 14, 2022, the Company issued a $100,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company issued upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $2,016 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $4,033 and $0 respectively, (for the year ended February 28, 2023, $3,660) related to the note. The note has a maturity date of February 24, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On October 31, 2022, the Company issued a $250,000 convertible note upon the receipt of such proceeds from a third party, with an option to increase the note to $500,000 up until November 8, 2022. In accordance with an amended agreement, the note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company issued upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $5,042 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $10,082 and $0, respectively, (for the year ended February 28, 2023, $6,575) related to the note. The note has a maturity date of January 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On November 22, 2022, the Company a $150,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $3,025 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $6,049 and $0, respectively, (for the year ended February 28, 2023, $3,222) related to the note. The note has a maturity date of February 28, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On December 1, 2022, the Company issued a $75,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $1,512 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $3,025 and $0, respectively, (for the year ended February 28, 2023, $1,463) related to the note. The note has a maturity date of February 28, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

F-36

On December 1, 2022, the Company issued a $50,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $1,008 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $2,016 and $0, respectively, (for the year ended February 28, 2023, $975) related to the note. The note has a maturity date of July 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On December 12, 2022, the Company issued a $350,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $7,048 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $14,115 and $0, respectively, (for the year ended February 28, 2023, $5,984) related to the note. The note has a maturity date of April 30, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On December 12, 2022, the Company issued a $250,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023 and 2022 the Company recorded accrued interest of $5,042 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $10,082 and $0, respectively, (for the year ended February 28, 2023, $4,274) related to the note. The note has a maturity date of February 28, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On January 25, 2023, the Company issued a $250,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $5,042 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $10,082 and $0, respectively, (for the year ended February 28, 2023, $1,863) related to the note. The note has a maturity date of July 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On January 31, 2023, the Company issued a $600,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $12,099 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $24,197 and $0, respectively, (for the year ended February 28, 2023, $3,682) related to the note. The note has a maturity date of July 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

F-37

On February 21, 2023, the Company issued a $75,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $1,512 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $3,025 and $0, respectively, (for the year ended February 28, 2023, $115) related to the note. The note has a maturity date of July 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On March 13, 2023, the Company issued a $50,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $1,008 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $1,874 and $0 respectively, (for the year ended February 28, 2023, $0) related to the note. The note has a maturity date of May 28, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On April 4, 2023, the Company issued a $200,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $4,033 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $6,532 and $0 respectively, (for the year ended February 28, 2023, $0) related to the note. The note has a maturity date of May 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On April 24, 2023, the Company issued a $100,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $2,017 and $0 respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $2,740 and $0 respectively, (for the year ended February 28, 2023, $0) related to the note. The note has a maturity date of May 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On May 12, 2023, the Company issued a $50,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $1,008 and $0 respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $1,216 and $0 respectively, (for the year ended February 28, 2023, $0) related to the note. The note has a maturity date of May 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

F-38

On May 12, 2023, the Company issued a $50,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $1,008 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $1,216 and $0, respectively, (for the year ended February 28, 2023, $0) related to the note. The note has a maturity date of May 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On May 30, 2023, the Company issued a $25,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023, and 2022 the Company recorded accrued interest of $505 and $0 respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $510 and $0, respectively, (for the year ended February 28, 2023, $0) related to the note. The note has a maturity date of August 31, 2023, and the holder has no intention of calling the note, nor is there any penalty or change in the interest rate due to the expiration of the maturity date.

On June 9, 2023, the Company issued a $175,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 8% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments of conversion price. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. During the three months ended August 31, 2023 and 2022 the Company recorded accrued interest of $3,184 and $0, respectively. During the six months ended August 31, 2023, and 2022, the Company recorded accrued interest of $3,184 and $0, respectively, (for the year ended February 28, 2023, $0) related to the note. The note has a maturity date of August 31, 2023, and the holder has no intention of calling the note.

On September 19, 2022, the Company entered into a Software as a Service Agreement with a prospective client in which the Company received a $150,000 down payment upon signing of the contract. On December 31, 2022, the Company entered into an amended agreement with the counterparty in which the down payment became a noninterest bearing share issuance obligation in which such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $3.00 per common share, subject to adjustments of conversion price. Upon conversion, the counterparty will obtain one (1) warrant for each share received, in which the counterparty may purchase one (1) share of the Company’s common stock at a price of $3.00 per share, until October 31, 2025. As of August 31, 2023, and as of February 28, 2023, the Company has classified the obligation to issue shares in accordance with the agreement as a current liability.

On August 10, 2023, the Company issued a $100,050 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 0% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $0.15 per common share, subject to adjustments of conversion price. As of August 31, 2023, the Company has classified the obligation to issue shares in accordance with the agreement as a current liability.

On August 10, 2023, the Company issued a $100,050 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 0% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $0.15 per common share, subject to adjustments of conversion price. As of August 31, 2023, the Company has classified the obligation to issue shares in accordance with the agreement as a current liability.

F-39

On August 10, 2023, the Company issued a $200,010 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 0% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $0.15 per common share, subject to adjustments of conversion price. As of August 31, 2023, the Company has classified the obligation to issue shares in accordance with the agreement as a current liability.

On August 10, 2023, the Company issued a $30,000 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 0% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $0.15 per common share, subject to adjustments of conversion price. As of August 31, 2023, the Company has classified the obligation to issue shares in accordance with the agreement as a current liability.

On August 14, 2023, the Company issued a $25,500 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 0% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $0.15 per common share, subject to adjustments of conversion price. As of August 31, 2023, the Company has classified the obligation to issue shares in accordance with the agreement as a current liability.

On August 14, 2023, the Company issued a $25,500 convertible note upon the receipt of such proceeds from a third party. The note bears interest at a rate of 0% per annum and such amount will be converted to shares in a new public company upon the completion of a merger with a Special Purpose Acquisition Corporation (“SPAC”). Upon conversion the note will convert to shares in the SPAC at a conversion price of $0.15 per common share, subject to adjustments of conversion price. As of August 31, 2023, the Company has classified the obligation to issue shares in accordance with the agreement as a current liability.

9. Preferred Units

As a result of the Exchange Agreement (“Exchange Agreement”) entered on January 25, 2023, NextPlay Technologies Inc. (“NextPlay”) and NextTrip Group, LLC (“NextTrip”), NextPlay exchanged 1,000,000 Membership Interests of NextTrip for 400,000 Preferred Units in NextTrip (see note 1). The preferred units have no voting rights and earn no dividends, and can be converted into common stock, equal to one common unit for each preferred unit, through optional conversion, upon (i) mutual consent of such preferred holder and the company or (ii) if, after 12 months from the initial date of issuance of the preferred units the preferred holder is required to convert any preferred units to be compliant under the US Investment Company Act of 1940 or per automatic conversion (i) the completion of a qualified listing or (ii) the date that is (48) months from the last issuance date of the preferred units, provided, however, that the preferred holders shall have option to require the Company to redeem, any remaining units prior to such automatic conversion. In fiscal year 2022 the Company did not issue any Preferred Units.

10. Membership Units

For the period ended August 31, 2023, and 2022, the Company had 1,000,000 Membership Interests authorized, and 915,000 and 1,000,000 issued and outstanding respectively with a par value of $.0001 per unit. In 2023 1,000,000 Membership Interests outstanding were exchanged for Preferred Units (see note 9) and the Member Interests were cancelled accordingly.

11. Common Units

For the period ended August 31, 2023, and 2022, the Company has 1,000,000 Common Units, par value $.0001 authorized. During the year ended February 28, 2023, the Company issued 915,000 Common Units to William Kerby and Donald Monaco (see note 1). All shares have equal voting rights, are non-assessable, and have one vote per unit. 100 common units were issued and outstanding in the fiscal year 2022.

F-40

12. Related Party Transactions

(i)	Travel Booking Engine Purchase:

On February 28, 2023, the Company purchased the right, title and interest in Travel and Media Tech, LLC ‘s (“TMT”) “Bookit” or “NextTrip 2.0” booking engine, customer lists, inclusion of all current content associated to hotel and destination product in the booking engine (pictures, hotel descriptions, restaurant descriptions, room descriptions, amenity descriptions, and destination information.)and source code related thereto from TMT a related entity owned by Don Monaco and William Kerby. This was an asset purchase made by the Company as per the agreement between both parties.

(ii)	The Company’s related parties Messrs. William Kerby and Donald Monaco, have the authority and responsibility for planning, directing, and controlling the activities of the Company.

(iii)	NextPlay and the Company entered into an agreement for NextPlay to transfer all of its Travel Business to the Company. This transaction was accounted for retroactively (see note 1).

(iv)	Amounts due to related parties as of August 31, 2023, was $573,500 and $281,000 as at February 28, 2023. The amount due in 2023 relates directly to William Kerby and Donald Monaco.

13. Deferred Revenue

Deferred revenue as of August 31, 2023, and year ended February 28, 2023, was $79,906 and $22,750, respectively.

Deferred revenue consists of travel deposits received from users in advance of revenue recognition. The deferred revenue balance for the periods ended August 31, 2023, and February 28, 2023, was driven by cash payments from customers in advance of satisfying our performance obligations.

14. Commitments and Contingencies

The Company is involved, from time to time, in litigation, other legal claims and proceedings involving matters associated with or incidental to our business, including, among other things, matters involving breach of contract claims, intellectual property, employment issues, and other related claims and vendor matters. The Company believes that the resolution of currently pending matters could, individually or in the aggregate, have a material adverse effect on our financial condition or results of operations. However, assessment of the current litigation or other legal claims could change considering the discovery of facts not presently known to the Company or by judges, juries or other finders of fact, which are not in accord with management’s evaluation of the possible liability or outcome of such litigation or claims.

15. Subsequent Event

The Company has evaluated subsequent events through October 2, 2023, the date on which these financial statements were available to be issued. The Company did not identify any material subsequent events requiring adjustments to or disclosure in its financial statements, other than those noted below.

1.	The holders of Convertible Notes (see note 8), which have matured as of the issuance of the quarter review have not called the notes, nor have they provided notice on intention of calling the note.

F-41

ANNEX A

SHARE EXCHANGE AGREEMENT

BY AND AMONG

SIGMA ADDITIVE SOLUTIONS, INC.,

NEXTTRIP HOLDINGS, INC.,

NEXTTRIP GROUP, LLC

AND

WILLIAM KERBY, IN THE CAPACITY AS THE NEXTTRIP REPRESENTATIVE

DATED AS OF OCTOBER 12, 2023

i

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of October 12, 2023 (“Agreement”), is made by and among SIGMA ADDITIVE SOLUTIONS, INC., a Nevada corporation (“Sigma”), NEXTTRIP HOLDINGS, INC., a Florida corporation (“NextTrip”), NEXTTRIP GROUP, LLC, a Florida limited liability company and the sole stockholder of NextTrip (the “Parent”), and William Kerby, in the capacity as the representative from and after the Closing Date for the NextTrip shareholders as of immediately prior to the Closing Date in accordance with the terms and conditions of this Agreement (the “NextTrip Representative”). Each of Sigma, NextTrip, the NextTrip Representative and the Parent are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, the Parent owns one hundred percent (100%) of the issued and outstanding shares of capital stock of NextTrip (the “NextTrip Shares”), with the ownership of Parent in the proportions set forth on the Consideration Schedule (as defined below) in Section 1.1 of the NextTrip Disclosure Schedule (as hereinafter defined) held by the members of Parent (the “Parent Members”); and

WHEREAS, the Parent wishes to sell and transfer to Sigma, and Sigma is willing to purchase and acquire from the Parent, all of the NextTrip Shares in exchange for the Restricted Sigma Shares (defined below in Article I) to be issued to the Parent Members Pro Rata, as set forth in the Consideration Schedule; and

WHEREAS, upon the closing of the transactions contemplated herein, NextTrip will become a wholly-owned subsidiary of Sigma;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the Parties, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS

In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings when used in this Agreement:

“Accredited Investor” has the meaning set forth in Rule 501(a) under the Securities Act.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

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“Affiliate” has the meaning set forth in Rule 12b-2 under the Exchange Act.

“Agreement” has the meaning set forth in the preamble.

“APA” means the Asset Purchase Agreement, dated as of October 6, 2023, between Sigma and Divergent Technologies, Inc.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.

“Charter Amendments” mean the amendments to Sigma’s Amended and Restated Articles of Incorporation, as amended, to (a) increase the authorized common stock to 100,000,000 shares; (b) change Sigma’s name to “NextTrip, Inc.” (or such other name as Sigma and NextTrip may agree to), and (c) to affect such other amendments as Sigma, NextTrip and the Parent may determine necessary or warranted.

“Clearance Date” means the date on which the Proxy Statement has either (i) cleared comments with the SEC or (ii) the ten (10) calendar period set forth in Rule 14a-6(a) of the Exchange Act has passed.

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Closing Shares” means a number of shares of Restricted Sigma Shares, rounded down to the nearest whole share, determined by multiplying (x) 19.99% by (y) the number of shares of Sigma Common Stock outstanding immediately prior to the Closing.

“Code” means the Internal Revenue Code of 1986, as amended.

“Combined Company” means Sigma and its direct and indirect Subsidiaries, including NextTrip, following the Closing.

“Competing Transaction Proposal” means any bona fide proposal or offer (whether or not in writing) from a third party (other than Sigma or NextTrip or any of their respective subsidiaries) with respect to any of the following (other than the Share Exchange, the APA and the other transactions contemplated hereby and thereby): (i) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving Sigma or any of Sigma’s subsidiaries; (ii) any sale, lease, exchange, transfer or other disposition of 19.99% or more of the consolidated assets of Sigma or any of Sigma’s subsidiaries; (iii) any issuance, sale or other disposition of 15% or more of the total outstanding voting power of Sigma or any of Sigma’s subsidiaries; (iv) any transaction, including a tender offer or exchange offer, that, if consummated, would result in any person (or the stockholders of any person) acquiring, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 15% or more of the total outstanding voting power of Sigma or any of Sigma’s subsidiaries; or (v) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the Share Exchange.

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“Consideration Schedule” shall mean Schedule 1.1 of the NextTrip Disclosure Schedule.

“Contingent Shares” means the Tranche 1 Contingent Shares, the Tranche 2 Contingent Shares, the Tranche 3 Contingent Shares and the Tranche 4 Contingent Shares.

“Contract” means any written or oral contract, lease, license, indenture, note, bond, agreement, arrangement, understanding, permit, concession, franchise or other instrument.

“Control,” “controlled by” and “under common control with” mean, with respect to a specified Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of stock or other securities, as executor, by contract or otherwise.

“Environmental Laws” has the meaning set forth in Section 4.18.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in effect.

“First Milestone Event” means the launch of NextTrip’s leisure travel booking platform by either (i) achieving $1,000,000 in cumulative sales under its historical “phase 1” business, or (ii) commencement of its marketing program under its enhanced “phase 2” business.

“Fourth Milestone Event” means the commercial launch of PayDelay technology in the NXT2.0 system.

“Fundamental Transaction” means that Sigma shall directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not Sigma is the surviving corporation) another person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of Sigma to another person, or (iii) allow another person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of common stock (not including any shares of common stock held by the person or persons making or party to, or associated or affiliated with the persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than the 50% of the outstanding shares of common stock (not including any shares of common stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its common stock, or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding common stock.

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“GAAP” means, with respect to any Person, generally accepted accounting principles in the U.S. applied on a consistent basis with such Person’s past practices.

“Governmental Authority” means any domestic or foreign, federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body.

“Hazardous Materials” has the meaning set forth in Section 4.18.

“Indebtedness” means with respect to a Person, without duplication, (a) all indebtedness or other obligation of the Person for borrowed money, whether current, short-term, or long-term, secured or unsecured; (b) all indebtedness of the Person for the deferred purchase price for purchases of property outside the Ordinary Course of Business; (c) all lease obligations of the Person under leases which are capital leases in accordance with GAAP; (d) any off-balance sheet financing of the Person including synthetic leases and project financing; (e) any payment obligations of the Person in respect of banker’s acceptances or letters of credit (other than stand-by letters of credit in support of ordinary course trade payables); (f) any liability of the Person with respect to interest rate swaps, collars, caps and similar hedging obligations; (g) any liability of the Person under deferred compensation plans, phantom stock plans, severance or bonus plans, or similar arrangements made payable as a result of the transactions contemplated herein; (h) any indebtedness referred to in clauses (a) through (g) above of any other Person which is either guaranteed by, or secured by a security interest upon any property owned by, the Person; and (i) accrued and unpaid interest of, and prepayment premiums, penalties or similar contractual charges arising as a result of the discharge at Closing of, any such foregoing obligation.

“Intellectual Property” means all intellectual property in any jurisdiction throughout the world, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, social media accounts and pages, trade names, service marks, service mark applications, common law service marks and similar indicia or origin, together with the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technology, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions (whether or not patentable), development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

“Knowledge” shall mean, except as otherwise explicitly provided herein, actual knowledge after reasonable investigation. Sigma and its Affiliates shall be deemed to have “Knowledge” of a matter if such matter is known to Sigma’s President and Chief Executive Officer, Jacob Brunsberg, or Sigma’s Chief Financial Officer, Frank Orzechowski. NextTrip and its respective Affiliates, shall be deemed to have “Knowledge” of a matter if such matter is known to William Kerby, NextTrip’s Chief Executive Officer, or Lindsey North, NextTrip’s President. The Parent shall be deemed to have “Knowledge” of a matter if it has actual knowledge of such matter.

5

“Law” and “Laws” means, with respect to any Person, any U.S. or non-U.S., federal, national, state, provincial, local, municipal, international, multinational or other Law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

“Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“License” means any security clearance, permit, license, variance, franchise, Order, approval, consent, certificate, registration or other authorization of any Governmental Authority or regulatory body, and other similar rights.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

“Material Adverse Effect” means, with respect to NextTrip, a material adverse effect on its business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects and, with respect to Sigma, a material adverse effect on its Primary Market listing, SEC reporting status, liabilities or ability to consummate the Share Exchange or other transactions contemplated hereby.

“Milestone Covenants” has the meaning set forth in Section 2.3.

“Milestone Event” shall mean the First Milestone Event, the Second Milestone Event, the Third Milestone Event, the Fourth Milestone Event and the Travel Bookings Milestone Event.

“Milestone Payment Determination Date” has the meaning set forth in Section 2.3.

“Milestone Period” means the period commencing with the Closing Date and ending on the date the final Milestone Event has occurred or on the fifteen (15) month anniversary of the Closing Date, whichever occurs first.

“Money Laundering Laws” has the meaning set forth in Section 4.21.

“NextTrip” has the meaning set forth in the preamble.

“NextTrip Capital Stock” has the meaning set forth in Section 4.7.

“NextTrip Disclosure Schedule” has the meaning set forth in Article IV.

“NextTrip Most Recent Fiscal Year End” means February 28, 2023.

6

“NextTrip Representative” has the meaning set forth in the Recitals.

“NextTrip Shares” has the meaning set forth in the Recitals.

“Open Source Technology” means any software or other Intellectual Property that is distributed as or that contain, or are derived in any manner (in whole or in part) from, any software or other Intellectual Property that is distributed as free software, open source or similar licensing or distribution models, or requires as a condition of use, modification or distribution that any Intellectual Property (1) be disclosed or distributed in source code form, (2) be licensed for the purpose of making derivative works, (3) be redistributable at no charge, or (4) grants to any third party any license, non-assertion covenant or other rights or immunities to or under any Intellectual Property. Open Source Technology includes Intellectual Property licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: Apache License, MIT License, BSD 3-Clause “New” or “Revised” License or BSD 2-Clause “Simplified” or “FreeBSD” License, GNU’s General Public License (GPL), Lesser/Library GPL (LGPL), or Affero GPL, Mozilla Public License, Common Development and Distribution License (CDDL), Eclipse Public License, Artistic License, Netscape Public License, Sun Community Source License (SCSL), Sun Industry Standards License (SISL), the Common Public License, Creative Commons License, or any license or distribution agreement or arrangement listed on www.opensource.org/licenses/index.php or any successor website thereof or that is considered “free” or “open source” by the Open Source Foundation or the Free Software Foundation.

“Order” means any order, judgment, ruling, injunction, assessment, award, decree or writ of any Governmental Authority or regulatory body.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Parent” has the meaning set forth in the preamble.

“Parent Members” has the meaning set forth in the preamble.

“Party” and “Parties” have the respective meanings set forth in the preamble.

“Person” means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

“Principal Market” means the Nasdaq Capital Market.

“Pro Rata” means, with respect to each Parent Member, the percentage set forth adjacent his or her name on the Consideration Schedule.

“Proxy Statement” means the proxy statement on Schedule 14A filed by Sigma with the SEC relating to the Stockholders’ Meeting.

7

“Registration Statements” has the meaning set forth in Section 5.12(b).

“Restricted Sigma Shares” means the Closing Shares and the Contingent Shares in a cumulative aggregate amount of up to 6,000,000 shares of restricted shares of Sigma Common Stock issuable as provided in this Agreement (which number will be subject to adjustment to reflect and account for any stock split, stock dividend, combination, or other recapitalization or reclassification of Sigma effected after the date hereof).

“SEC” means the U.S. Securities and Exchange Commission, or any successor agency thereto.

“SEC Reports” has the meaning set forth in Section 5.12(a).

“Second Milestone Event” means (i) the launch of NextTrip’s groups travel booking platform and (ii) signing of at least five (5) entities to use the groups travel booking platform.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will be in effect at the time.

“Share Exchange” has the meaning set forth in Section 2.1.

“Sigma” has the meaning set forth in the preamble.

“Sigma Common Stock” means the common stock, $0.001 par value per share, of Sigma.

“Sigma Most Recent Fiscal Year End” means December 31, 2022.

“Sigma Organizational Documents” has the meaning set forth in Section 5.6.

“Stockholders’ Meeting” has the meaning given to such term in Section 7.5(a).

“Subsidiary” or “subsidiary” of any Person means any corporation, partnership, limited liability company, or other organization, whether incorporated or unincorporated, which is Controlled by such Person. For the avoidance of doubt, the Subsidiaries of any Person shall include any variable interest entity over which such Person or any of its Subsidiaries effects Control pursuant to contractual arrangements and which is consolidated with such Person in accordance with generally accepted accounting principles applicable to such Person.

“Tax Return” means all returns, declarations, reports, estimates, statements, forms and other documents filed with or supplied to or required to be provided to a Governmental Authority with respect to Taxes, including any schedule or attachment thereto and any amendment thereof.

“Tax” or “Taxes” means all taxes, assessments, duties, levies or other charge imposed by any Governmental Authority of any kind whatsoever together with any interest, penalties, fines or additions thereto and any liability for payment of taxes whether as a result of (a) being a member of an affiliated, consolidated, combined, unitary or similar group for any period; (b) any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any Person; (c) being liable for another Person’s taxes as a transferee or successor otherwise for any period; or (d) operation of Law.

8

“Termination Date” means December 31, 2023.

“Third Milestone Event” means (i) the launch of NextTrip’s travel agent platform and (ii) signing up of at least 100 travel agents to the platform (which calculation includes individual agents of an agency that signs up on behalf of multiple agents).

“Tranche 1 Contingent Shares” means 1,450,000 Restricted Sigma Shares issuable upon satisfaction of the First Milestone Event (which number will be subject to adjustment to reflect and account for any stock split, stock dividend, combination, or other recapitalization or reclassification of Sigma effected after the date hereof).

“Tranche 2 Contingent Shares” means 1,450,000 Restricted Sigma Shares issuable upon satisfaction of the Second Milestone Event (which number will be subject to adjustment to reflect and account for any stock split, stock dividend, combination, or other recapitalization or reclassification of Sigma effected after the date hereof).

“Tranche 3 Contingent Shares” means 1,450,000 Restricted Sigma Shares issuable upon satisfaction of the Third Milestone Event (which number will be subject to adjustment to reflect and account for any stock split, stock dividend, combination, or other recapitalization or reclassification of Sigma effected after the date hereof).

“Tranche 4 Contingent Shares” means a number of shares of Restricted Sigma Shares, equal to (x) 1,650,000 Restricted Sigma Shares less (y) the Closing Shares, and issuable upon satisfaction of the Fourth Milestone Event (which number will be subject to adjustment to reflect and account for any stock split, stock dividend, combination, or other recapitalization or reclassification of Sigma effected after the date hereof).

“Transaction Documents” means, collectively, this Agreement and all agreements, certificates, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement, including, but not limited to the exhibits hereto.

“Travel Bookings” shall mean the booking of a Travel Product.

“Travel Bookings Milestone Event” means for each calendar month in which $1,000,000 or more in gross Travel Bookings are generated by the Combined Company.

“Travel Product” means any travel or travel-related products, services or other offerings, including shopping, booking, reviewing, searching or such similar services which are offered, made available or otherwise permitted to be booked by, through or on behalf of NextTrip .

“Treasury Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“U.S.” means the United States of America.

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Article II

SHARE EXCHANGE; CLOSING

Section 2.1 Share Exchange. At the Closing, the Parent shall sell, transfer, convey, assign and deliver the NextTrip Shares, representing all of the issued and outstanding shares of NextTrip Capital Stock, to Sigma and in consideration therefor, Sigma shall issue the Restricted Sigma Shares to the Parent Members, Pro Rata, as set forth in the Consideration Schedule (the “Share Exchange”), and as provided in Section 2.3 below. Immediately following the Closing, NextTrip will become a wholly-owned subsidiary of Sigma.

Section 2.2 Closing. Unless this Agreement is earlier terminated pursuant to Article X hereof, upon the terms and subject to the conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) to be held not later than three Business Days following the satisfaction or waiver by the party entitled to the benefit thereof of the conditions set forth in Article IX (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), at the offices of the legal counsel of Sigma or NextTrip, as may be mutually agreed by Sigma and the Parent prior to Closing. The date and time of the Closing is referred to herein as the “Closing Date.”

Section 2.3 Consideration. As consideration for the NextTrip Shares, each Parent Member will be entitled to its Pro Rata share of the Restricted Sigma Shares as provided in this Section 2.3.

(a) Closing Shares. At the Closing, Sigma will issue, or will cause the issuance of, the Closing Shares to the Parent Members in accordance with their Pro Rata share as set forth on the Consideration Schedule.

(b) Contingent Shares.

(i) If on a date that is six (6) months after the Closing Date, the First Milestone Event is met, Sigma will issue, or will cause the issuance of, the Tranche 1 Contingent Shares to the Parent Members in accordance with their respective Pro Rata shares.

(ii) If on a date that is nine (9) months after the Closing Date, the Second Milestone Event is met, Sigma will issue, or will cause the issuance of, the Tranche 2 Contingent Shares to the Parent Members in accordance with their respective Pro Rata shares. Such issuance may be made as early as six (6) months after the Closing Date if the Second Milestone Event is reached between six (6) and nine (9) months after the Closing Date.

(iii) If on a date that is twelve (12) months after the Closing Date, the Third Milestone Event is met, Sigma will issue, or will cause the issuance of, the Tranche 3 Contingent Shares to the Parent Members in accordance with their respective Pro Rata shares. Such issuance may be made as early as six (6) months after the Closing Date if the Third Milestone Event is reached between six (6) and twelve (12) months after the Closing Date.

(iv) If on a date that is fifteen (15) months after the Closing Date, the Fourth Milestone Event is met, Sigma will issue, or will cause the issuance of, the Tranche 4 Contingent Shares to the Parent Members in accordance with their respective Pro Rata shares. Such issuance may be made as early as six (6) months after the Closing Date if the Fourth Milestone Event is reached between six (6) and fifteen (15) months after the Closing Date.

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(v) Alternatively, independent of the Milestone Events set forth in Section 2.3(b)(i)-(iv) above, for each month during the fifteen (15) month period following the Closing Date that the Travel Bookings Milestone Event is met, to the extent not previously issued the Contingent Shares will be issuable, starting with the Tranche 1 Contingent Shares, then the Tranche 2 Contingent Shares, etc. For the avoidance of doubt, a tranche of Contingent Shares can only be earned once up to the maximum amount of the Restricted Sigma Shares issuable under this Agreement.

(vi) Whether a Milestone Event is met and the Contingent Shares are issuable under this Section 2.3 shall be determined by the Parties on a mutually agreeable date (each a “Milestone Payment Determination Date”) no later than thirty (30) days following notice by NextTrip to Sigma that such Milestone Event has been met. If Contingent Shares are determined to be issuable under this Section, Sigma shall issue such additional Contingent Shares within 60 days following each Milestone Payment Determination Date.

(vii) It will be an express condition to a Parent Member’s receipt of any Contingent Shares that, as of the applicable issuance date, each Parent Member must have signed and delivered to Sigma an investor suitability questionnaire completed to Sigma’s reasonable satisfaction.

(viii) During the Milestone Period, Sigma shall (i) use commercially-reasonable efforts to operate NextTrip and act in good faith and in the spirit of fair dealing with respect to the provisions of this Section 2.3 and shall not take any action in bad faith which has the primary purpose of reducing the earning or payment of the Contingent Shares (if any), (ii) use commercially-reasonable efforts to facilitate the ongoing funding requirements of NextTrip during the Milestone Period and (iii) shall not negotiate, solicit or consummate a Fundamental Transaction during the Milestone Period, other than the sale of the Legacy Business (as described below) without agreeing to accelerate the Milestone Events and issuing the Contingent Shares in full in connection therewith (the “Milestone Covenants”).

Section 2.4 Asset Sale. At the Closing Date, Sigma may, subject to maintaining its Principal Market listing, sell, transfer and assign assets pursuant to the APA and declare and pay a dividend or other distribution with respect to the outstanding shares of capital stock of Sigma immediately prior to the Closing Date of the net sale proceeds, if any, available for distribution to shareholders after paying or making arrangements to pay or otherwise satisfy all creditors of Sigma. All determinations regarding the foregoing shall be made in good faith by the board of directors of Sigma (the “Sigma Board”) prior to the Closing Date. Sigma shall keep NextTrip timely apprised of all actions by Sigma in these regards. In the event that the closing under the APA has not occurred within thirty (30) days following the Closing Date, Sigma shall form a wholly-owned subsidiary and assign its assets and related business to such entity.

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Section 2.5 Directors and Officers.

(a) Sigma Board. The Parties shall take all necessary actions such that the individual identified on Schedule 2.5(a) of the NextTrip Disclosure Schedule, or his or her replacement designated in writing by the NextTrip Representative not less than ten (10) days prior to the Closing Date, be appointed to the board of directors of Sigma as of the Closing Date to serve until his or her successor is duly elected or appointed and qualified in accordance with applicable Law, or until his or her earlier death, resignation or removal in accordance with the Sigma Organizational Documents. The Parties also agree that following the date of each Milestone Event, one (1) individual designated in writing by the NextTrip Representative shall be appointed to Sigma’s Board to replace a then existing director of the Sigma Board (other than the individuals previously appointed by NextTrip). The Parties further agree that during the Milestone Period no changes shall be made to the authorized number of directors of Sigma without the written consent or approval of the NextTrip Representative.

(b) Officers of Sigma.The Parties shall take all necessary actions such that, from and after the Closing, until their respective successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the Sigma Organizational Documents of Sigma, (i) William Kerby shall be appointed as the Chief Executive Officer of Sigma and shall have executed an executive employment agreement which shall be reasonably satisfactory to the Parties (the “Kerby Employment Agreement”) and (ii) the other officers of Sigma prior to the Closing shall remain in their respective positions unless and until determined otherwise by the Sigma Board.

(c) NextTrip Board of Directors and Officers. The Parties shall take all necessary actions such that, from and after the Closing Date, until their successors are duly elected or appointed and qualified in accordance with applicable Law, or until their earlier death, resignation or removal in accordance with the organizational documents of the NextTrip, (i) the directors of the NextTrip and (ii) the officers of the NextTrip shall, in each case, be the same as the directors and officers of NextTrip as determined by the board of directors of NextTrip.

Section 2.6 Closing Deliveries by Sigma. At the Closing, Sigma shall deliver, or cause to be delivered, (a) certificates or book-entry notices evidencing the Restricted Sigma Shares to the Parent Members in the denominations set forth on the Consideration Schedule, and (b) the various other documents required to be delivered at Closing pursuant to Section 9.2 hereof.

Section 2.7 Closing Deliveries by NextTrip and the Parent. At the Closing, (a) the Parent shall deliver, or cause to be delivered, certificate(s) representing the NextTrip Shares, accompanied by a stock power signed by Parent; and (b) NextTrip and the Parent , as applicable, shall deliver, or cause to be delivered, to Sigma the various other documents required to be delivered at Closing pursuant to Section 9.3 hereof.

Article III

REPRESENTATIONS AND WARRANTIES OF THE PARENT

The Parent hereby represents and warrants to Sigma that the statements contained in this Article III are true, correct and complete as of the date of this Agreement and as of the Closing Date.

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Section 3.1 Authority. The Parent has all requisite authority and power to enter into and deliver this Agreement and any of the other Transaction Documents to which Parent is a party, and any other certificate, agreement, document or instrument to be executed and delivered by the Parent in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Transaction Documents to which the Parent is a party will be, duly and validly authorized and approved, executed and delivered by the Parent.

Section 3.2 Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Parent , this Agreement and each of the Transaction Documents to which the Parent is a party are duly authorized, executed and delivered by the Parent , and constitute the legal, valid and binding obligations of the Parent, enforceable against the Parent in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally.

Section 3.3 No Conflicts. Neither the execution or delivery by the Parent of this Agreement or any Transaction Document to which the Parent is a party, nor the consummation or performance by the Parent of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the Parent is a party or by which the properties or assets of the Parent are bound; or (b) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of such Parent under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of the Parent or NextTrip under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which the Parent is a party or any of the Parent’s assets and properties are bound or affected, except, in the case of any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on the Parent, NextTrip, Sigma or the Share Exchange.

Section 3.4 Ownership of NextTrip Shares. The Parent is the sole record and beneficial owner, of, and owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to Sigma pursuant to this Agreement the NextTrip Shares free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other Contracts or understandings to which the Parent is a party or by which the Parent or the NextTrip Shares are bound with respect to the issuance, sale, transfer, voting or registration of the NextTrip Shares. Parent has sole managerial and dispositive authority with respect to the NextTrip Shares and has not granted any 3rd party a proxy, option or other right to buy the NextTrip Shares or any interest therein that has not expired or been validly withdrawn. At the Closing Date, Sigma will acquire good, valid and marketable title to the NextTrip Shares free and clear of any and all Liens.

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Section 3.5 Certain Proceedings. There is no Action pending against, or to the Knowledge of the Parent, threatened against or affecting, the Parent by any Governmental Authority or other Person with respect to the Parent that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

Section 3.6 Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Parent or NextTrip for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the Parent or NextTrip. The Parent shall be solely responsible for payment of any undisclosed obligation.

Section 3.7 Investment Representations.

(a) The Parent understands and agrees that, if deemed acquired by the Parent hereunder, the Restricted Sigma Shares are being acquired for investment purposes for its own account and not with a view to the resale or distribution of any part thereof, and the Parent has no present intention of selling or otherwise distributing his/her/its Restricted Sigma Shares, except in compliance with applicable securities Laws.

(b) The Parent understands and agrees that the Restricted Sigma Shares issued hereunder are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Parent pursuant hereto, the Restricted Sigma Shares would be acquired in a transaction not involving a public offering. The Parent understands and agrees that the Restricted Sigma Shares will be issued hereunder in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act and Rule 506(b) thereunder. The Parent further acknowledges and agrees that upon issuance, the Restricted Sigma Shares may not be resold without registration under the Securities Act or in reliance upon an available exemption therefrom. The Parent represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby, and specifically those in subparagraph (i) thereof, and otherwise by the Securities Act.

(c) The Parent understands and agrees that the Restricted Sigma Shares issued pursuant to this Agreement have not been registered under the Securities Act or the securities Laws of any state of the U.S.

(d) The Parent understands that the Restricted Sigma Shares are being offered and issued to the Parent in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Parent set forth in this Agreement, in order that Sigma may determine the applicability and availability of the exemptions from registration of the Restricted Sigma Shares on which Sigma is relying.

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(e) The Parent further represents and warrants to Sigma that (i) it qualifies as an Accredited Investor; (ii) it consents to the placement of a legend on any certificate or other document evidencing the Restricted Sigma Shares substantially in the form set forth in Section 3.8(a); (iii) it has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect its interests in connection with the transactions contemplated by this Agreement; (iv) it has consulted, to the extent that he, she or it has deemed necessary, with its tax, legal, accounting and financial advisors concerning his, her or its investment in the Restricted Sigma Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Restricted Sigma Shares; (v) it has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding Sigma that it has requested and all such public information is sufficient for it to evaluate the risks of investing in the Restricted Sigma Shares; (vi) it has been afforded the opportunity to ask questions of and receive answers concerning Sigma and the terms and conditions of the issuance of the Restricted Sigma Shares; (vii) it is not relying on any representations and warranties concerning Sigma made by Sigma or any officer, employee or agent of Sigma, other than those contained in this Agreement or the SEC Reports; (viii) it will not sell or otherwise transfer the Restricted Sigma Shares, unless either (A) the transfer of the Restricted Sigma Shares is registered under the Securities Act or (B) an exemption from such registration is available; (ix) it understands and acknowledges that Sigma is under no obligation to register the Restricted Sigma Shares for sale under the Securities Act; (x) it represents that the address furnished to Sigma is its principal office; (xi) it understands and acknowledges that the Restricted Sigma Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning Sigma that has been supplied to it and that any representation to the contrary is a criminal offense; and (xii) it acknowledges that the representations, warranties and agreements made by it herein shall survive the execution and delivery of this Agreement and the issuance of the Restricted Sigma Shares.

(f) The Parent is aware of, has received and had an opportunity to review (i) Sigma’s Annual Report on Form 10-K for the year ended December 31, 2022; and (ii) Sigma’s current reports on Form 8-K, proxy statements, Form 10-Qs (which filings can be accessed by going to www.sec.gov), from January 1, 2023, to the date of such Parent’s entry into this Agreement, in each case (i) through (ii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of Sigma. Parent acknowledges that due to its receipt of and review of the Disclosure Documents, it has received similar information as would be included in a Registration Statement filed under the Securities Act.

(g) Parent has not become aware of and has not been offered the Restricted Sigma Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Parent’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

Section 3.8 Stock Legends. The Parent hereby agrees and acknowledges as follows:

(a) The certificates or book-entry notices evidencing the Restricted Sigma Shares and each certificate or book entry issued in transfer thereof, will bear the following or similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

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(b) The certificates or book entries representing the Restricted Sigma Shares, and each certificate or book entry issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any state corporate and state securities law, or Contract.

Section 3.9 Insider Trading. The Parent certifies and confirms that it has not directly, or through any third parties, purchased, nor caused to be purchased in the public marketplace any publicly-traded shares of Sigma. The Parent further certifies and confirms that it has not communicated the nature of the transactions contemplated herein, is not aware of any disclosure of non-public information regarding Sigma or the transactions contemplated herein and is not a party to any insider trading in Sigma’s securities. The Parent further certifies and confirms that it has not “tipped” any related parties or third parties regarding the transactions contemplated herein, or advised any parties to purchase, sell or otherwise trade Sigma’s securities.

Section 3.10 Closing Date Releases.

(a) Effective on the Closing Date, the Parent for itself and its successors and assigns, hereby releases, acquits and forever discharges NextTrip and its respective Affiliates, officers, directors, employees and agents and their respective successors and assigns of and from any and all claims, demands, liabilities, responsibilities, disputes, causes of action and obligations of every nature whatsoever, liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that the Parent has, owns or holds as of the Closing Date, or have at any time previously had, owned or held against such parties, including, without limitation, all Liabilities created as a result of the, gross negligence and willful acts of NextTrip or the negligence of NextTrip or its employees and agents, or under a theory of strict liability, existing as of the Closing Date; provided, however, that such release shall not cover any claims arising under this Agreement.

(b) As of the date of this Agreement, the Parent hereby represents and warrants that the Parent has not previously assigned or transferred, or purported to assign or transfer, to any Person or entity whatsoever all or any part of the claims, demands, liabilities, responsibilities, disputes, causes of action or obligations released in Section 3.10(a). The Parent represents and warrants that the Parent has read and understands all of the provisions of this Section 3.10 and that the Parent has been represented by legal counsel of the Parent’s own choosing in connection with the negotiation, execution and delivery of this Agreement.

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(c) The release provided by the Parent pursuant to Section 3.10(a) shall apply notwithstanding that the matter for which release is provided may relate to the ordinary, sole or contributory negligence, gross negligence, willful misconduct or violation of law by a released party, including NextTrip and its Affiliates, officers, directors, employees and agents, and for liabilities based on theories of strict liability, and shall be applicable whether or not negligence of the released party is alleged or proven, it being the intention of the Parties to release the released party from and against its ordinary, sole and contributory negligence and gross negligence as well as liabilities based on the willful actions or omissions of the released party and Liabilities based on theories of strict liability.

Section 3.11 Proxy Statement Information. None of the information supplied or to be supplied by the Parent to Sigma for inclusion in the Proxy Statement or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 3.12 No Untrue Representation or Warranty. No representation or warranty contained in this Agreement or any attachment, schedule, exhibit, certificate or instrument furnished to Sigma by the Parent pursuant hereto, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

Article IV

REPRESENTATIONS AND WARRANTIES OF NEXTTRIP

NextTrip represents and warrants to Sigma, subject to the exceptions and qualifications specifically set forth or disclosed in writing in the disclosure schedule delivered by NextTrip to Sigma contemporaneously with the execution of this Agreement (collectively, the “NextTrip Disclosure Schedule”) that the statements contained in this Article IV are true, correct and complete as of the date of this Agreement and as of the Closing Date. Each reference to “NextTrip” below shall include a reference to NextTrip’s subsidiaries.

Section 4.1 Organization and Qualification. NextTrip is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate authority and power, Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on NextTrip.

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Section 4.2 Authority. NextTrip has all requisite authority and power (corporate and other), Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which NextTrip is a party and any other certificate, agreement, document or instrument to be executed and delivered by NextTrip in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents by NextTrip and the performance by NextTrip of its obligations hereunder and thereunder and the consummation by NextTrip of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of NextTrip. NextTrip does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and each of the Transaction Documents to which NextTrip is a party will be, duly and validly authorized and approved, executed and delivered by NextTrip.

Section 4.3 Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than NextTrip, this Agreement and each of the Transaction Documents to which NextTrip is a party is duly authorized, executed and delivered by NextTrip and constitutes the legal, valid and binding obligations of NextTrip enforceable against NextTrip in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally.

Section 4.4 No Conflicts. Neither the execution nor the delivery by NextTrip of this Agreement or any Transaction Document to which NextTrip is a party, nor the consummation or performance by NextTrip of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the NextTrip Organizational Documents; (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree applicable to NextTrip, or by which NextTrip or any of its respective assets and properties are bound or affected; (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of NextTrip under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of NextTrip under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which NextTrip is a party or by which NextTrip or any of its respective assets and properties are bound or affected; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by NextTrip or that otherwise relate to the business of, or any of the properties or assets owned or used by, NextTrip, except, in the case of clauses (b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on NextTrip.

Section 4.5 Subsidiaries. Except as set forth on Schedule 4.5, NextTrip does not own, directly or indirectly, any equity or other ownership interest in any corporation, limited liability company, limited or general partnership, joint venture or other entity or enterprise. There are no Contracts or other obligations (contingent or otherwise) of NextTrip to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

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Section 4.6 Organizational Documents. NextTrip has delivered or made available to Sigma true and correct copies of the Certificate of Incorporation and Bylaws of NextTrip and each of its subsidiaries and Affiliates, and any other organizational documents of NextTrip and each of its subsidiaries and Affiliates, each as amended to date, and each such instrument is in full force and effect (collectively, the “NextTrip Organizational Documents”). Neither NextTrip, nor its subsidiaries or Affiliates are in violation of any of the provisions of the NextTrip Organizational Documents. The minute books (containing the records or meetings of the stockholders, the board of directors and any committees of the board of directors), as provided or made available to Sigma, are correct and complete.

Section 4.7 Capitalization. The authorized and outstanding capital stock and other voting securities of NextTrip (the “NextTrip Capital Stock”) and each of its subsidiaries and Affiliates is set forth in Section 4.7 of the NextTrip Disclosure Schedule. Except as set forth on such schedule, no shares of capital stock or other voting securities of NextTrip and each of its subsidiaries or Affiliates were issued, reserved for issuance or outstanding. NextTrip owns of record and beneficially all of the capital stock or other voting securities of each of its subsidiaries and Affiliates. All the outstanding shares of NextTrip and all the outstanding capital stock of each of its subsidiaries and affiliates are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the applicable jurisdiction of formation, the NextTrip Organizational Documents, or any Contract to which NextTrip is a party or otherwise bound. There are not any bonds, debentures, notes or other Indebtedness of NextTrip or any of its subsidiaries of Affiliates having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of the NextTrip Shares, or other voting securities may vote. There are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which NextTrip is a party or by which it is bound (x) obligating NextTrip or its subsidiaries and Affiliates, to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, NextTrip or its subsidiaries or Affiliates; (y) obligating NextTrip or its subsidiaries or Affiliates to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking; or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock or other equity interests of NextTrip or any of its subsidiaries and Affiliates. There are no outstanding Contracts or obligations of NextTrip to repurchase, redeem or otherwise acquire any shares of capital stock or other equity interests of NextTrip or any of its subsidiaries and Affiliates. There are no registration rights, proxies, voting trust agreements or other agreements or understandings with respect to any class or series of any capital stock or other security of NextTrip and each of its subsidiaries and Affiliates.

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Section 4.8 Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against NextTrip or the Parent for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of NextTrip or the Parent. The Parent shall be solely responsible for payment of any undisclosed obligation and the Parent.

Section 4.9 Compliance with Laws. The business and operations of NextTrip have been and are being conducted in accordance with all applicable Laws and Orders. NextTrip is not in conflict with, or in default or violation of and, to the Knowledge of NextTrip, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of or default under, any (a) Law, rule, regulation, judgment or Order; or (b) note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which NextTrip is a party or by which NextTrip, any of its subsidiaries or Affiliates or any of their respective assets and properties are bound or affected. There is no agreement, judgment or Order binding upon NextTrip or any of its subsidiaries or Affiliates which has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of NextTrip or the conduct of business by NextTrip as currently conducted. NextTrip has filed all forms, reports and documents required to be filed with any Governmental Authority and NextTrip has made available such forms, reports and documents to Sigma. As of their respective dates, such forms, reports and documents complied in all material respects with the applicable requirements pertaining thereto and none of such forms, reports and documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.10 Certain Proceedings. There is no Action pending against, or to the Knowledge of NextTrip, threatened against or affecting, NextTrip or any subsidiary of NextTrip, by any Governmental Authority or other Person with respect to NextTrip or any subsidiary of NextTrip, or its business or that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. NextTrip and its subsidiaries, are not, and to the Knowledge of NextTrip have not been, a party to any material litigation or, within the past two (2) years, the subject of any threat of material litigation (litigation shall be deemed “material” if the amount at issue exceeds the lesser of $10,000 per matter or $25,000 in the aggregate). NextTrip and its subsidiaries are not in violation of and, to the Knowledge of NextTrip, are not under investigation with respect to and have not been threatened to be charged with or given notice of any violation of any applicable Law, rule, regulation, judgment or Order. Neither NextTrip, nor its subsidiaries, nor to NextTrip’s Knowledge, any past or present director or officer (in his or her capacity as such) or affiliate of NextTrip or its subsidiaries, is or has been the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Neither NextTrip, nor its subsidiaries, nor, to NextTrip’s Knowledge, any past or present director or officer (in his or her capacity as such) or affiliate of NextTrip or its subsidiaries, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Neither NextTrip, nor its subsidiaries, nor, to NextTrip’s Knowledge, any past or present director or officer (in his or her capacity as such) or affiliate of NextTrip or its subsidiaries, has any reason to believe that they will be the subject of any civil, criminal, or administrative Action brought by any federal or state agency.

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Section 4.11 Contracts. Except as set forth in Section 4.11 of the NextTrip Disclosure Schedule, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of NextTrip. NextTrip is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect of NextTrip.

Section 4.12 Financial Statements and Tax Matters.

(a) Financial Statements; Books and Records; Accounts Receivable.

(i) NextTrip has delivered to Sigma the financial statements attached as Section 4.12(a)(i) of the NextTrip Disclosure Schedule hereto (the “NextTrip Financial Statements”). The NextTrip Financial Statements fairly present in all material respects the financial position of NextTrip as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(ii) The books and records of NextTrip are complete and correct in all material respects and have been maintained in accordance with sound business practices consistent with industry standards.

(iii) The accounts receivable of NextTrip are reflected on the books and records of NextTrip and represent valid obligations arising from the sale of products or performance of services in the Ordinary Course of Business. To the Knowledge of NextTrip, the accounts receivable are current and collectible, net of the respective reserves established on NextTrip’s books and records in accordance with past practices consistently applied. To the Knowledge of NextTrip, there is no contest, claim or right of set-off under any Contract relating to accounts receivable with respect to the amount or validity of such accounts receivable. Section 4.12(a)(iii) of the NextTrip Disclosure Schedule sets forth a complete and accurate aging report of such accounts receivable.

(b) Absence of Certain Changes. Since the date of the latest balance sheet included in the NextTrip Financial Statements, NextTrip has been operated, in the ordinary course and consistent with past practice and, in any event, there has not been: (i) any material adverse change in the business, condition (financial or otherwise), operations, results of operations or prospects of NextTrip; (ii) any loss or, to the Knowledge of NextTrip, any threatened or contemplated loss, of business of any customers or suppliers of NextTrip which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on NextTrip; (iii) any loss, damage, condemnation or destruction to any of the properties of NextTrip (whether or not covered by insurance); (iv) any borrowings by NextTrip other than trade payables arising in the ordinary course of the business and consistent with past practice; or (v) any sale, transfer or other disposition of any of the assets other than in the ordinary course of the business and consistent with past practice.

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(c) Tax Returns; Taxes. NextTrip has filed all Tax Returns required to be filed (if any) by or on behalf of NextTrip and has paid all Taxes of NextTrip required to have been paid (whether or not reflected on any Tax Return). No Governmental Authority in any jurisdiction has made a claim, assertion or threat to NextTrip that NextTrip is or may be subject to taxation by such jurisdiction; there are no Liens with respect to Taxes on NextTrip’s property or assets; and there are no Tax rulings, requests for rulings, or closing agreements relating to NextTrip for any period (or portion of a period) that would affect any period after the date hereof. All Taxes that NextTrip is or was required by Law to withhold or collect have been withheld and collected and have been timely paid over in the appropriate amounts to the proper Governmental Authority as required by Law. NextTrip has not distributed stock or shares of another entity, nor has NextTrip had its shares or stock distributed by another entity, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code. All related-party transactions involving NextTrip have complied with all transfer pricing requirements in all jurisdictions in which the NextTrip does business, including at arm’s length prices and terms in compliance with Section 482 of the Code. NextTrip has not obtained or sought any Tax savings, Tax deferrals or other Tax benefits under the CARES Act. NextTrip has established adequate accruals and reserves, in accordance with GAAP, on the NextTrip Financial Statements for all Taxes payable by NextTrip for all taxable periods and portions thereof. The consummation of the transactions contemplated by this Agreement, by itself or together with any other contracts, transactions or events, will not cause any amounts to fail to be deductible for U.S. federal income tax purposes by virtue of Section 280G of the Code.

(d) No Adjustments, Changes. Neither NextTrip nor any other Person on behalf of NextTrip (i) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (ii) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

(e) No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of NextTrip, nor is any such claim or dispute pending or contemplated. NextTrip has delivered to Sigma true, correct and complete copies of all Tax Returns and examination reports and statements of deficiencies assessed or asserted against or agreed to by NextTrip, if any, since its inception and any and all correspondence with respect to the foregoing.

(f) Not a U.S. Real Property Holding Corporation. NextTrip is not and has not been a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g) No Tax Allocation, Sharing. NextTrip is not and has not been a party to any Tax allocation or sharing agreement.

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Section 4.13 Internal Accounting Controls. NextTrip maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. NextTrip has established disclosure controls and procedures for NextTrip and designed such disclosure controls and procedures to ensure that material information relating to NextTrip is made known to the officers by others within NextTrip. NextTrip’s officers have evaluated the effectiveness of NextTrip’s controls and procedures. Since NextTrip’s Most Recent Fiscal Year End, there have been no significant changes in NextTrip’s internal controls or, to the Knowledge of NextTrip, in other factors that could significantly affect NextTrip’s internal controls.

Section 4.14 Labor Matters.

(a) There are no collective bargaining or other labor union agreements to which NextTrip is a party or by which it is bound. No material labor dispute exists or, to the Knowledge of NextTrip, is imminent with respect to any of the employees of NextTrip.

(b) Section 4.14 of the NextTrip Disclosure Schedule sets forth a list of all NextTrip employees, independent contractors or other Persons providing comparable services to it. NextTrip is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, and occupational safety and health. NextTrip is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

(c) To the Knowledge of NextTrip, no director, officer or employee of NextTrip is a party to, or is otherwise bound by, any Contract (including any confidentiality, non-competition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (i) the performance of his or her duties as a director, officer or employee of NextTrip; or (ii) the ability of NextTrip to conduct its business. Each employee of NextTrip is employed on an at-will basis and NextTrip does not have any Contract with any of its employees which would interfere with its ability to discharge its employees.

Section 4.15 Employee Benefits.

(a) NextTrip does not, and since its inception never has, maintained or contributed to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of NextTrip. There are not any employment, consulting, indemnification, severance or termination agreements or arrangements between NextTrip and any current or former employee, officer or director of NextTrip, nor does NextTrip have any general severance plan or policy.

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(b) NextTrip does not, and since its inception never has, maintained or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other benefit plan for the benefit of any current or former employees, consultants, officers or directors of NextTrip.

(c) Neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of NextTrip, will result in (i) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from NextTrip; (ii) any increase in the amount of compensation or benefits payable to any such individual; or (iii) any acceleration of the vesting or timing of payment of compensation payable to any such individual. No arrangement or other Contract of NextTrip provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of NextTrip.

Section 4.16 Title to Assets. NextTrip has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which NextTrip has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of NextTrip to conduct business as currently conducted.

Section 4.17 Intellectual Property; Data Privacy.

(a) Section 4.17(a) of the NextTrip Disclosure Schedules sets forth a true, complete and correct list of all applications and registrations of Intellectual Property owned by NextTrip (“NextTrip’s Registered IP”). NextTrip is the sole and exclusive owner of all of NextTrip’s Registered IP. All required filings and fees related to NextTrip’s Registered IP have been timely filed and paid, and all NextTrip’s Registered IP is otherwise in good standing.

(b) Section 4.17(b) of NextTrips’ Disclosure Schedules sets forth a true, complete, and correct list of all Intellectual Property which NextTrip uses or holds for use, which is not NextTrip’s Registered IP (“NextTrip’s IP”). NextTrip’s Registered IP and NextTrip’s IP together (“NextTrip Intellectual Property”) constitutes all of the Intellectual Property needed, used or held for use by NextTrip to operate its business as presently conducted. NextTrip is the sole and exclusive owner of or has a valid and enforceable license or other right to use the NextTrip Intellectual Property, as a case maybe, free and clear of any Liens and, to the Knowledge of NextTrip, any infringing or diluting uses thereof by third parties.

(c) All of the NextTrip Intellectual Property is valid and enforceable, and all registrations of NextTrip Intellectual Property are subsisting and in full force and effect and have not been cancelled. NextTrip has taken all reasonable and necessary steps to maintain and enforce the NextTrip Intellectual Property. NextTrip has neither abandoned nor granted any license, permit or other consent or authorization to any third party to use any of the NextTrip Intellectual Property. None of the NextTrip Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, injunction or restriction or agreement restricting the scope or use thereof. To the Knowledge of NextTrip, none of the NextTrip Intellectual Property, the conduct of the Company’s business as currently and formerly conducted and as proposed to be conducted, or the products and services of the NextTrip, in each case, has not infringed, misappropriated, or otherwise violated and will not infringe, misappropriate, or otherwise violate the Intellectual Property or other rights of any kind of any third party. There are, and have been formerly, no threats, claims, suits, actions or other proceedings (including any oppositions, interferences, reviews, or re-examinations) settled or pending or, to the Knowledge of the NextTrip, threatened in writing that allege any such infringement, misappropriation or violation or challenging the validity, enforceability, registrability, or ownership of any NextTrip Intellectual Property.

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(d) No Person has infringed, misappropriated, or otherwise violated any of NextTrip’s Intellectual Property.

(e) NextTrip has taken all necessary steps to maintain and protect, and to provide for the continuity, integrity, and security of, trade secrets and other confidential information of or held by NextTrip, including requiring all Persons having access thereto to execute written non-disclosure agreements. NextTrip has used commercially reasonable efforts to enter into written agreements with current and former employees, and with current and former independent contractors, who are or were involved in or have contributed to the invention, creation, or development of any NextTrip Intellectual Property during the course of employment or engagement with the NextTrip, whereby the employee or independent contractor (1) acknowledges NextTrip’s exclusive ownership of all Intellectual Property invented, created, or developed by such employee or independent contractor within the scope of his or her employment or engagement with NextTrip; (2) grants to the NextTrip a present, irrevocable assignment of any ownership interest such employee or independent contractor may have in or to such Intellectual Property, to the extent such Intellectual Property does not constitute a “work made for hire” under applicable Law; and (3) irrevocably waives any right or interest, including any moral rights, regarding any such Intellectual Property, to the extent permitted by applicable Law.

(f) The computer programs, software and code, whether in source code, object code, or executable code format, including systems software, application software (including mobile apps), firmware, middleware, programming tools, scripts, routines, interfaces, input and output formats, libraries, data, data models and databases, and all related specifications and documentation, including developer notes, comments and annotations, operating instructions, user manuals, training materials and tangible media relating to any of the foregoing (“Software”), information technology and computer systems (including the computers, computer software, databases, firmware, middleware, servers, workstations, routers, hubs, switches, interfaces, data communications lines, websites, applications and all other information technology equipment and software, and all associated documentation) of NextTrip (collectively, “NextTrip Business Systems”) are reasonably sufficient for the immediate and anticipated needs of the business and operations of NextTrip. NextTrip Business Systems are in sufficiently good working condition to perform all information technology operations and include sufficient licensed capacity for all software, in each case as necessary for the conduct of the business and operations of NextTrip as currently conducted and as currently contemplated to be conducted. NextTrip maintains commercially reasonable back-up and data recovery, disaster recovery and business continuity plans, procedures and facilities, acts in compliance therewith, and tests such plans and procedures on a regular basis, and such plans and procedures have been proven effective in all material respects upon such testing.

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(g) NextTrip’s data, privacy and security practices comply, and at all times have complied, in all material respects, with all Laws relating to the processing of personal data, data privacy, data or cyber security, breach notification, or data localization, including the Federal Trade Commission Act, the California Consumer Privacy Act (CCPA), GDPR and HIPAA for the conduct of business as currently conducted, and in connection with the consummation of the transactions contemplated by this Agreement.

(h) NextTrip has implemented and at all times has maintained reasonable and appropriate organizational, physical, administrative and technical measures consistent with the industry in which NextTrip operates to protect the operation, confidentiality, integrity and security of all of NextTrip’s confidential and other data and information in the conduct of the business of the NextTrip (“NextTrip Business Data”) and the NextTrip Business Systems, against misuse. NextTrip Business Systems are free from material bugs and other defects and do not contain any “virus,” “worm,” “spyware” or other malicious software.

(i) NextTrip has obligated all third party service providers, outsourcers, and processors of confidential information on their behalf and all third parties managing NextTrip Business Systems on their behalf to appropriate contractual terms relating to the processing of NextTrip Business Data (as applicable and as required by Data Protection and Security Requirements) and information security and have taken reasonable measures to ensure that such third parties have complied with their contractual obligations. Without limiting the generality of the foregoing, NextTrip has entered into business associate agreements with vendors and customers in all situations where required by applicable Law.

(j) NextTrip has not received any notice of any claims, investigations, for alleged violations of Data Protection and Security Requirements with respect to personal data subject to processing by, or under the control of, NextTrip, and, to the Knowledge of the NextTrip, there are no facts or circumstances that are likely to form the basis for any such claims, investigations or allegations.

(k) NextTrip has obtained the right to use all Software (i) used in its business, other than off-the-shelf Software (“Licensed Software”) and (ii) developed by NextTrip and that is used in the business of the NextTrip (“NextTrip Owned Software”). The NextTrip is in compliance with all material provisions of any Contract pursuant to which the NextTrip has the right to use the Licensed Software.

(l) Section 4.17(l) of the Disclosure Schedule identifies all Open Source Technology that is or has been used by the NextTrip in the development of or incorporated into, combined with, linked with, distributed with, provided to any Person as a service, provided via a network as a service or application, or otherwise made available with, any NextTrip Owned Software. The NextTrip has not used any Open Source Technology in a manner that requires, or would reasonably be expected to require, the (i) disclosure or distribution of any NextTrip Owned Software in source code form, (ii) license or other provision of any NextTrip Owned Software on a royalty-free basis, or (iii) grant of any license, non-assertion covenant or other rights or immunities under any NextTrip Owned Software or rights to modify, make derivative works based on, decompile, disassemble or reverse engineer any NextTrip Owned Software, including any “copyleft” license. NextTrip has complied with all notice, attribution and other requirements of each applicable Open Source Technology license.

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(m) No NextTrip Owned Software (or, to the Knowledge of the NextTrip, other software) used in the business or operations of the NextTrip or provision of any NextTrip product or service contains any “time bomb,” “Trojan horse,” “back door,” “worm,” virus, malware, spyware, or other device or code (“Malicious Code”) that would reasonably be expected to impair the normal and authorized operation of any computer system, network or device or damage, destroy or prevent the access to or use of any data without consent.

(n) The NextTrip is in actual possession of and has exclusive control over all source code for all NextTrip Owned Software. The NextTrip possesses all source code and other documentation and materials necessary or useful to compile, maintain and operate all NextTrip Owned Software. NextTrip has not disclosed, delivered, licensed or otherwise made available, and do not have a duty or obligation (whether present, contingent or otherwise) to disclose, deliver, license or otherwise make available, any source code for any NextTrip Owned Software to any Person, other than in the performance of services for the NextTrip.

To the best of NextTrip’s Knowledge, NextTrip is in compliance in all material respects with all applicable Laws pertaining to (i) data security, cybersecurity, privacy, and (ii) the collection, storage, use, access, disclosure, processing, security, and transfer of personal data, to the extent that it is subject to same. Except as set forth in Schedule 4.17 of the NextTrip Disclosure Schedule, NextTrip does not have any premises, employees or tangible assets, and does not conduct any business activities, in any country other than the U.S.

Section 4.18 Environmental Laws NextTrip (a) is in compliance with all Environmental Laws (as defined below); (b) has received all Licenses or other approvals required under applicable Environmental Laws to conduct its business; and (c) is in compliance with all terms and conditions of any such License or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on NextTrip. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, Licenses, notices or notice letters, Orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

Section 4.19 Transactions with Affiliates and Employees. Except as set forth in Section 4.19 of the NextTrip Disclosure Schedule, no officer, director, employee of NextTrip or any Affiliate of any such Person (each, a “Related Party”), has or has had, either directly or indirectly, an interest in any transaction with NextTrip (other than for services as employees, officers and directors), including any Contract or other arrangement providing for the furnishing of services, materials, or other items, to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or, to the Knowledge of NextTrip, any entity in which any such Person has an interest or is an officer, director, trustee or partner. Except as set forth in Section 4.19 of the NextTrip Disclosure Schedule, NextTrip is not dependent on any services or materials owned by any Related Party.

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Section 4.20 Liabilities. Except as set forth on Section 4.20 of the NextTrip Disclosure Schedule, NextTrip has no Liability (and there is no Action pending, or to the Knowledge of NextTrip, threatened against NextTrip that would reasonably be expected to give rise to any Liability). NextTrip is not a guarantor nor is it otherwise liable for any Liability or obligation (including Indebtedness) of any other Person. There are no financial or contractual obligations (including any obligations to issue capital stock or other securities) executory after the Closing Date.

Section 4.21 Money Laundering Laws. The operations of NextTrip are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no Proceeding involving NextTrip with respect to the Money Laundering Laws is pending or, to the Knowledge of NextTrip, threatened.

Section 4.22 Foreign Corrupt Practices. Neither NextTrip, nor, to the Knowledge of NextTrip, any director, officer, agent, employee or other Person acting on behalf of NextTrip has, in the course of its actions for, or on behalf of, NextTrip (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 4.23 Absence of Certain Changes or Events. Except as set forth in Section 4.23 of the NextTrip Disclosure Schedule, since the NextTrip Most Recent Fiscal Year End (a) NextTrip has conducted its business only in Ordinary Course of Business; and (b) there has not been any change in the assets, Liabilities, financial condition or operating results of NextTrip, except changes in the Ordinary Course of Business that have not caused, in the aggregate, a Material Adverse Effect on NextTrip. NextTrip has not taken any steps to seek protection pursuant to any Law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does NextTrip have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

Section 4.24 Disclosure. No representation or warranty of NextTrip contained in this Agreement and no statement or disclosure made by or on behalf of NextTrip to Sigma pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

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Section 4.25 Insurance. Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on NextTrip, (a) NextTrip and its subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of NextTrip reasonably has determined to be prudent and consistent with industry practice, and NextTrip and its subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of NextTrip and its subsidiaries, NextTrip or its relevant subsidiary is the sole beneficiary of such policies, (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion, (d) there is no claim for coverage by NextTrip or its subsidiaries pending under any insurance policy as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policy and (e) neither NextTrip nor its subsidiaries has received notice of any threatened termination of, material premium increase with respect to, or material alteration of coverage under, any insurance policies.

Section 4.26 Investment Company. NextTrip is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.27 Proxy Statement Information. None of the information supplied or to be supplied by NextTrip to Sigma for inclusion in the Proxy Statement or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 4.28 Proxy Statement Financial Statements. Using commercially reasonable efforts, NextTrip and its officers and employees shall assist Sigma and its accountants and auditors in preparing audited and unaudited financial statements as required by Regulation S-X and as required and requested from time to time by the SEC and the SEC’s rules and requirements for inclusion in the Proxy Statement and any and all other filings with the SEC that such financial statements are required to be included in, and shall further supply Sigma all information, reports, documentation and financial information reasonably requested in connection therewith. The costs of all audits and the preparation of all financial information required pursuant to this Section 4.28 shall be paid by NextTrip.

Section 4.29 No Untrue Representation or Warranty. No representation or warranty contained in this Agreement or any attachment, schedule, exhibit, certificate or instrument furnished to Sigma by NextTrip pursuant hereto, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

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Article V
REPRESENTATIONS AND WARRANTIES OF SIGMA

Sigma hereby represents and warrants to NextTrip and the Parent, subject to the exceptions and qualifications specifically set forth or disclosed in the SEC Reports or specifically set forth or disclosed in writing in the disclosure schedule delivered by Sigma to NextTrip contemporaneously with the execution of this Agreement (the “Sigma Disclosure Schedule”), that the statements contained in this Article V are correct and complete as of the date of this Agreement and as of the Closing Date. All references below to Sigma’s “subsidiaries” shall only refer to Sigma’s subsidiaries and not any minority owned subsidiaries. Each reference to Sigma below shall include where applicable and warranted, a reference to Sigma’s subsidiaries.

Section 5.1 Organization and Qualification. Sigma is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate authority and power, Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Sigma. The Sigma Common Stock is presently quoted on the Principal Market and, except as disclosed in the SEC Reports, Sigma has not received any notice from the SEC that it has or will commence, institute or bring a proceeding pursuant to Section 12(j) of the Exchange Act.

Section 5.2 Authority. Sigma has all requisite authority and power, Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which Sigma is a party and any other certificate, agreement, document or instrument to be executed and delivered by Sigma in connection with the transactions contemplated hereby and thereby and, to perform their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject to approval of the issuance of the Restricted Sigma Shares at the Stockholders Meeting. The execution and delivery of this Agreement and the other Transaction Documents by Sigma and the performance by Sigma of its respective obligations hereunder and thereunder and the consummation by Sigma of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Sigma. Sigma is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby other than filings and notices required by SEC rules and regulations and requirements of the Principal Market, all of which have been or will be timely made. This Agreement has been, and each of the Transaction Documents to which Sigma is a party will be, duly and validly authorized and approved, executed and delivered by Sigma.

Section 5.3 Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than Sigma, this Agreement and each of the Transaction Documents to which Sigma is a party are duly authorized, executed and delivered by Sigma and constitutes the legal, valid and binding obligations of Sigma enforceable against Sigma in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally.

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Section 5.4 No Conflicts. Neither the execution nor the delivery by Sigma of this Agreement or any Transaction Document to which Sigma is a party, nor the consummation or performance by Sigma of the transactions contemplated hereby or thereby (except as discussed below) will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of Sigma Organizational Documents; (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree of any Governmental Authority or any rule or regulation of the Principal Market applicable to Sigma, or by which Sigma or any of its respective assets and properties are bound or affected; (c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of Sigma under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of Sigma under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which Sigma is a party or by which Sigma or any of its respective assets and properties are bound or affected (except as relating to notes, bonds, mortgages, indentures, Contracts and other instruments requiring approval of counterparties which have not been obtained as of the date of this Agreement, as set forth in Section 5.4 of the Sigma Disclosure Schedule, but which will be obtained prior to Closing); or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Licenses, permits, authorizations, approvals, franchises or other rights held by Sigma or that otherwise relate to the business of, or any of the properties or assets owned or used by, Sigma, except, in the case of clauses (b), (c) or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on Sigma.

Section 5.5 Subsidiaries. Except as set forth in Section 5.5 of the Sigma Disclosure Schedule, Sigma does not own, directly or indirectly, any equity or other ownership interest in any corporation, limited liability company, limited or general partnership, joint venture or other entity or enterprise. Except as set forth in Section 5.5 of the Sigma Disclosure Schedule, there are no Contracts or other obligations (contingent or otherwise) of Sigma to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

Section 5.6 Organizational Documents. Sigma has delivered or made available to NextTrip a true and correct copy of the Articles of Incorporation and Bylaws of Sigma and any other organizational documents of Sigma, each as amended, and each such instrument is in full force and effect (the “Sigma Organizational Documents”). Sigma is not in violation of any of the provisions of its Sigma Organizational Documents. The minute books (containing the records or meetings of the stockholders, the board of directors and any committees of the board of directors), as provided or made available to NextTrip, are correct and complete.

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Section 5.7 Capitalization.

(a) The authorized and outstanding capital stock or other voting securities of Sigma (the “Sigma Capital Stock”) and each of its subsidiaries is set forth in Section 5.7 of the Sigma Disclosure Schedule. Except as set forth in Section 5.7 of the Sigma Disclosure Schedule, no shares of capital stock or other voting securities of Sigma and each of its majority subsidiaries are issued, reserved for issuance or outstanding. Sigma owns of record and beneficially all of the capital stock or other voting securities of each of its subsidiaries. All the outstanding Sigma Common Stock shares and all the outstanding capital stock of each of its subsidiaries are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the applicable jurisdiction of formation, the Sigma Organizational Documents or any Contract to which Sigma is a party or otherwise bound. There are not any bonds, debentures, notes or other Indebtedness of Sigma or any of its subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of the Sigma Common Stock or other voting securities may vote. Except as set forth in the SEC Filings, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Sigma is a party or by which it is bound (x) obligating Sigma or its subsidiaries, to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Sigma or its subsidiaries; (y) obligating Sigma or its subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking; or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock or other equity interests of Sigma and each of its subsidiaries. There are no outstanding Contracts or obligations of Sigma to repurchase, redeem or otherwise acquire any shares of capital stock or other equity interests of Sigma or any of its subsidiaries. Except at set forth in Schedule 5.7 of the Sigma Disclosure Schedule, there are no registration rights, proxies, voting trust agreements or other agreements or understandings with respect to any class or series of any capital stock or other security of Sigma and each of its subsidiaries, which has not previously been satisfied or waived.

(b) The issuance of the Restricted Sigma Shares to the Parent has been duly authorized and, upon delivery to the Parent Members of certificates therefor, at Closing, in accordance with the terms of this Agreement, the Restricted Sigma Shares will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Parent and restrictions on transfer imposed by this Agreement and the Securities Act.

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Section 5.8 Compliance with Laws. The business and operations of Sigma have been and are being conducted in accordance with all applicable Laws and Orders. Except as set forth in Section 5.8 of the Sigma Disclosure Schedule, Sigma is not in conflict with, or in default or violation of and, to the Knowledge of Sigma, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of or default under, any (a) Law, rule, regulation, judgment or Order; or (b) note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which Sigma is a party or by which Sigma, any of its subsidiaries or Affiliates or any of their respective assets and properties are bound or affected. There is no agreement, judgment or Order binding upon Sigma or any of its subsidiaries or Affiliates which has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of Sigma or the conduct of business by Sigma as currently conducted. Sigma has filed all forms, reports and documents required to be filed with any Governmental Authority and Sigma has made available such forms, reports and documents to NextTrip. As of their respective dates, such forms, reports and documents complied in all material respects with the applicable requirements pertaining thereto and none of such forms, reports and documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 5.9 Certain Proceedings. Except as set forth in Section 5.9 of the Sigma Disclosure Schedule, there is no Action pending against, or to the Knowledge of Sigma, threatened against or affecting, Sigma by any Governmental Authority or other Person with respect to Sigma or its business or that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. Except as set forth in Section 5.9 of the Sigma Disclosure Schedule, Sigma has not been a party to any material litigation or, within the past two (2) years, the subject of any threat of material litigation (litigation shall be deemed “material” if the amount at issue exceeds the lesser of $10,000 per matter or $25,000 in the aggregate). Sigma is not in violation of and, to the Knowledge of Sigma, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable Law, rule, regulation, judgment or Order. Except as set forth in Section 5.9 of the Sigma Disclosure Schedule, neither Sigma nor to Sigma’s Knowledge any past or present director or officer (in his or her capacity as such) or affiliate, is or has been the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty in the past ten (10) years. Neither Sigma nor to Sigma’s Knowledge any past or present director or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Neither Sigma nor to Sigma’s Knowledge any past or present director or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action brought by any federal or state agency.

Section 5.10 No Brokers or Finders. Except as set forth in Section 5.10 of the Sigma Disclosure Schedule, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against Sigma for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of Sigma. Subject to the final sentence of this section, Sigma shall be solely responsible for payment of any undisclosed obligation.

Section 5.11 Contracts. Except as disclosed in the SEC Reports, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Sigma. Sigma is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect of Sigma.

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Section 5.12 SEC Reports.

(a) Since January 1, 2020, Sigma has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act (the “SEC Reports”).

(b) As of their respective dates, the SEC Reports and any registration statements filed by Sigma under the Securities Act (the “Registration Statements”) complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports or Registration Statements, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material Contracts to which Sigma is a party or to which the property or assets of Sigma are subject have been filed as exhibits to the SEC Reports and the Registration Statements as and to the extent required under the Exchange Act and the Securities Act, as applicable. The financial statements of Sigma included in the SEC Reports and the Registration Statements complied in all respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of Sigma as at the dates thereof and the results of its operations and cash flows for the periods then ended. The disclosure set forth in the SEC Reports and Registration Statements regarding Sigma’s business is current and complete and accurately reflects operations of Sigma as it exists as of the date hereof. There is no order issued by the SEC suspending the effectiveness of any outstanding Registration Statement and there are no proceedings for that purpose that have been initiated or threatened by the SEC.

Section 5.13 Internal Accounting Controls. Sigma maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Sigma has established disclosure controls and procedures for Sigma and designed such disclosure controls and procedures to ensure that material information relating to Sigma is made known to the officers by others within Sigma. Sigma’s officers have evaluated the effectiveness of Sigma’s controls and procedures. Since the Sigma Most Recent Fiscal Year End, there have been no significant changes in Sigma’s internal controls or, to the Knowledge of Sigma, in other factors that could significantly affect Sigma’s internal controls.

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Section 5.14 Listing and Maintenance Requirements. Except as set forth in the SEC Reports, Sigma is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Sigma Common Stock on the Principal Market or any other trading market on which the Sigma Common Stock is currently listed or quoted. The issuance and sale of the Restricted Sigma Shares under this Agreement, assuming the approval of Sigma’s stockholders for the issuance of such Sigma Shares at the Stockholders’ Meeting is received, will not contravene the rules and regulations of the Principal Market.

Section 5.15 DTC Eligibility. The Restricted Sigma Shares are eligible for clearance and settlement through The Depository Trust Company (“DTC”). Sigma’s transfer agent is a participant in the DTC Fast Automated Securities Transfer (“FAST”) program and the Sigma Common Stock is eligible as a DTC FAST issue. There is no DTC “chill” or equivalent on the Sigma Common Stock.

Section 5.16 Application of Takeover Protections. Sigma has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Sigma Organizational Documents or the Laws of its state of incorporation that is or could become applicable to the transactions contemplated hereby.

Section 5.17 Tax Matters.

(a) Tax Returns. Sigma and its subsidiaries have filed all Tax Returns required to be filed (if any) by or on behalf of Sigma and such subsidiary and have paid all Taxes of such entity required to have been paid (whether or not reflected on any Tax Return). No Governmental Authority in any jurisdiction has made a claim, assertion or threat to Sigma or any of its subsidiaries that Sigma or such subsidiary is or may be subject to taxation by such jurisdiction; there are no Liens with respect to Taxes on Sigma’s or any of its subsidiaries’ property or assets; and there are no Tax rulings, requests for rulings, or closing agreements relating to Sigma or any of its subsidiaries for any period (or portion of a period) that would affect any period after the date hereof.

(b) No Adjustments, Changes. Neither Sigma nor any other Person on behalf of Sigma (i) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (ii) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

(c) No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of Sigma or any of its subsidiaries, nor is any such claim or dispute pending or contemplated. Sigma has delivered to the NextTrip true, correct and complete copies of all Tax Returns and examination reports and statements of deficiencies assessed or asserted against or agreed to by Sigma or any of its subsidiaries, if any, for the past three years, and any and all correspondence with respect to the foregoing.

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(d) Not a U.S. Real Property Holding Corporation. Neither Sigma nor any of its subsidiaries is and has not been a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(e) No Tax Allocation, Sharing. Neither Sigma nor any its subsidiaries is party to, and has not been a party to, any Tax allocation or sharing agreement.

Section 5.18 Labor Matters.

(a) There are no collective bargaining or other labor union agreements to which Sigma is a party or by which it is bound. No material labor dispute exists or, to the Knowledge of Sigma, is imminent with respect to any of the employees of Sigma.

(b) Sigma is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, and occupational safety and health. Sigma is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

(c) To the Knowledge of Sigma, no director, officer or employee of Sigma is a party to, or is otherwise bound by, any Contract (including any confidentiality, non-competition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (i) the performance of his or her duties as a director, officer or employee of Sigma; or (ii) the ability of Sigma to conduct its business. Except as set forth in Section 5.18 of the Sigma Disclosure Schedule, each employee of Sigma is employed on an at-will basis and Sigma does not have any Contract with any of its employees which would interfere with its ability to discharge its employees.

Section 5.19 Employee Benefits.

(a) Except as set forth in Section 5.19 of the Sigma Disclosure Schedule or in the SEC Filings, Sigma does not, and since its inception never has, maintained or contributed to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Sigma. Except as set forth in Section 5.19 of the Sigma Disclosure Schedule or the SEC Filings, there are not any employment, consulting, indemnification, severance or termination agreements or arrangements between Sigma and any current or former employee, officer or director of Sigma, nor does Sigma have any general severance plan or policy.

(b) Except as set forth in the SEC Filings, Sigma does not, and for the past five (5) years has not, maintained or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other benefit plan for the benefit of any current or former employees, consultants, officers or directors of Sigma.

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(c) Except as set forth in Section 5.19 of the Sigma Disclosure Schedule, neither the consummation of the transactions contemplated hereby alone, or in combination with another event, with respect to each director, officer, employee and consultant of Sigma, will result in (i) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from Sigma; (ii) any increase in the amount of compensation or benefits payable to any such individual; or (iii) any acceleration of the vesting or timing of payment of compensation payable to any such individual. Except as set forth in Section 5.19 of the Sigma Disclosure Schedule, no arrangement or other Contract of Sigma provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of Sigma.

Section 5.20 Title to Assets. Sigma has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which Sigma has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of Sigma to conduct business as currently conducted.

Section 5.21 Intellectual Property. The SEC Reports describe all Intellectual Property used by Sigma in its business as presently conducted, which constitutes all of its Intellectual Property needed by Sigma to operate its business as presently conducted. Sigma is the sole and exclusive owner of or has a license or other right to use the Intellectual Property, free and clear of any Liens and, to the Knowledge of Sigma, any infringing uses thereof by third parties. Sigma has neither abandoned nor granted any license, permit or other consent or authorization to any third party to use any of its Intellectual Property except in the Ordinary Course of Business and except as provided in the APA and as set forth in Subject 5.21 of the Disclosure Schedule or in the SEC Reports. None of its Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, injunction or restriction or agreement restricting the scope or use thereof. To the actual knowledge of Sigma’s President and Chief Executive Officer, Jacob Brunsberg, or Sigma’s Chief Financial Officer, Frank Orzechowski, none of its Intellectual Property infringes on any trademarks, Internet domain names, copyrights or any other intellectual property rights of any kind of any third party.

Section 5.22 Environmental Laws. Sigma (a) is in compliance with all Environmental Laws; (b) has received all Licenses or other approvals required under applicable Environmental Laws to conduct its business: and (c) is in compliance with all terms and conditions of any such License or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Sigma.

Section 5.23 Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports or Section 5.23 of the Sigma Disclosure Schedule, no officer, director, employee or stockholder of Sigma or any Affiliate of any such Person, has or has had, either directly or indirectly, a material interest in any transaction with Sigma (other than for services as employees, officers and directors), including any Contract or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or, to the Knowledge of Sigma, any entity in which any such Person has an interest or is an officer, director, trustee or partner.

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Section 5.24 Liabilities. Sigma has no Liability (and there is no Action pending, or to the Knowledge of Sigma, threatened against Sigma that would reasonably be expected to give rise to any Liability), except as set forth in the SEC Reports or in Section 5.24 of the Sigma Disclosure Schedule. Sigma is not a guarantor nor is it otherwise liable for any Liability or obligation (including Indebtedness) of any other Person. There are no financial or contractual obligations (including any obligations to issue capital stock or other securities) executory after the Closing Date.

Section 5.25 Investment Company. Sigma is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.26 Money Laundering Laws. The operations of Sigma are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no Proceeding involving Sigma with respect to the Money Laundering Laws is pending or, to the Knowledge of Sigma, threatened.

Section 5.27 Foreign Corrupt Practices. Neither Sigma, nor, to the Knowledge of Sigma, any director, officer, agent, employee or other Person acting on behalf of Sigma has, in the course of its actions for, or on behalf of, Sigma (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 5.28 Absence of Certain Changes or Events. Except as set forth in the SEC Reports, from the Sigma Most Recent Fiscal Year End (a) Sigma has conducted its business only in Ordinary Course of Business; (b) there has not been any change in the assets, Liabilities, financial condition or operating results of Sigma, except changes in the Ordinary Course of Business that have not caused, in the aggregate, a Material Adverse Effect on Sigma; and (c) Sigma has not completed or undertaken any of the actions set forth in Section 6.2. Sigma has not taken any steps to seek protection pursuant to any Law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Sigma have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

Section 5.29 Undisclosed Events. No event, Liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to Sigma, or its businesses, properties, prospects, operations or financial condition, that would be required to be disclosed by Sigma under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by Sigma of its common stock and which has not been publicly announced or will not be publicly announced in a Current Report on Form 8-K filed by Sigma filed within four (4) Business Days after the Closing.

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Section 5.30 Insurance. Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect on Sigma, (a) Sigma and its subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Sigma reasonably has determined to be prudent and consistent with industry practice, and Sigma and its subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers and directors of Sigma and its subsidiaries, Sigma or its relevant subsidiary is the sole beneficiary of such policies, (c) all premiums and other payments due under any such policy have been paid or provided for, and all claims thereunder have been filed in due and timely fashion, (d) there is no claim for coverage by Sigma or its subsidiaries pending under any insurance policy as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policy and (e) neither Sigma nor its subsidiaries has received notice of any threatened termination of, material premium increase with respect to, or material alteration of coverage under, any insurance policies.

Section 5.31 Disclosure. All documents and other papers delivered or made available by or on behalf of Sigma in connection with this Agreement are true, complete, correct and authentic in all material respects. No representation or warranty of Sigma contained in this Agreement and no statement or disclosure made by or on behalf of Sigma to NextTrip or the Parent pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

Article VI
CONDUCT PRIOR TO CLOSING

Section 6.1 Conduct of Business. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, Sigma and NextTrip shall (a) carry on their respective businesses diligently and in the usual, regular and Ordinary Course of Business, in substantially the same manner as currently being conducted and in compliance with all applicable Laws, except (i) as to Sigma as it relates (y) to the transactions contemplated by the APA and (z) the sale of equity under that certain at-the-market agreement in an amount not to exceed $1,500,000 and (ii) as to NextTrip as it relates to the sale of debt or equity securities prior to the Closing Date in the amount not to exceed $2,000,000; (b) pay or perform its material obligations when due; (c) use its commercially reasonable efforts, consistent with past practices and policies, to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has business dealings; and (d) keep their business and properties substantially intact, including their present operations, physical facilities and working conditions. In furtherance of the foregoing and subject to applicable Law, Sigma on the one hand and NextTrip on the other shall confer with the other Party, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of the business of Sigma or NextTrip, except (i) as to Sigma as it relates (y) to the transactions contemplated by the APA and (z) the sale of equity under that certain at-the-market agreement in an amount not to exceed $1,500,000 and (ii) as to NextTrip as it relates to the sale of debt or equity securities prior to the Closing Date in the amount not to exceed $2,000,000. Any of the obligations of Sigma and NextTrip as set forth in this Section 6.1 may be waived with the written consent of Sigma (as to NextTrip) and NextTrip (as to Sigma).

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Section 6.2 Restrictions on Conduct of Business. Without limiting the generality of the terms of Section 6.1 hereof, except as required by the terms hereof, except (i) as to Sigma as it relates (y) to the transactions contemplated by the APA and (z) the sale of equity under that certain at-the-market agreement in an amount not to exceed $1,500,000 and (ii) as to NextTrip as it relates to the sale of debt or equity securities prior to the Closing Date in the amount not to exceed $2,000,000, and except to the extent that the other Party (either Sigma or NextTrip, for purposes of Section 6.2) shall otherwise consent in writing, which shall not be unreasonably withheld, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, Sigma and NextTrip shall not do any of the following, where applicable:

(a) except as required by applicable Law, waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant or director stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b) enter into any partnership arrangements, joint development agreements or strategic alliances, other than in the Ordinary Course of Business;

(c) increase the compensation or fringe benefits of, or pay any bonuses or special awards to, any present or former director, officer, stockholder or employee of Sigma or NextTrip (except for increases in salary or wages in the Ordinary Course of Business, or, as it relates to NextTrip in an amount not to exceed $100,000 per annum to any one employee or executive) or increase any fees to any independent contractors; (ii) grant any severance or termination pay to any present or former director, officer or employee of Sigma or NextTrip; (iii) enter into, amend or terminate any employment Contract, independent contractor agreement or collective bargaining agreement, written or oral; or (iv) establish, adopt, enter into, amend or terminate any bonus, profit sharing, incentive, severance, or other plan, agreement, program, policy, trust, fund or other arrangement that would be an employee benefit plan if it were in existence as of the date of this Agreement, except as required by applicable Law;

(d) except as contemplated by this Agreement, approved by the Parent (as it relates to Sigma) or Sigma (as it relates to NextTrip), or pursuant to agreements in place at the time this Agreement is entered into, issue, deliver, sell, authorize, pledge or otherwise encumber, or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Sigma or NextTrip, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of Sigma or NextTrip, or enter into other Contracts or commitments of any character obligating it to issue any such shares of capital stock of Sigma or NextTrip or securities convertible into, or exercisable or exchangeable for, shares of capital stock of Sigma or NextTrip;

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(e) cause, permit or propose any amendments to any Sigma or NextTrip Organizational Documents;

(f) acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, limited liability company, general or limited partnership, joint venture, association, business trust or other business enterprise or entity, or otherwise acquire or agree to acquire any assets other than in the Ordinary Course of Business;

(g) adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization;

(h) except as required by applicable Law, adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment Contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the Ordinary Course of Business with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee other than in the Ordinary Course of Business, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its officers;

(i) except in the Ordinary Course of Business, modify, amend or terminate any Contract to which Sigma or NextTrip is a party, or waive, delay the exercise of, release or assign any rights or claims thereunder;

(j) sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets, except in the Ordinary Course of Business;

(k) (i) incur any Indebtedness or guarantee any such Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Sigma or NextTrip, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except for endorsements and guarantees for collection, short-term borrowings and lease obligations, in each case incurred in the Ordinary Course of Business; or (ii) make any loans, advances or capital contributions to, or investment in, any other Person, other than to Sigma or NextTrip;

(l) pay, discharge or satisfy any claims (including claims of stockholders), Liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction of liabilities or obligations in the Ordinary Course of Business or in accordance with their terms as in effect on the date hereof, or waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing License, Contract or other document, other than in the Ordinary Course of Business;

(m) change any financial reporting or accounting principle, methods or practices used by it unless otherwise required by applicable Law or GAAP;

(n) settle or compromise any litigation (whether or not commenced prior to the date of this Agreement);

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(o) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire any shares of capital stock of Sigma or NextTrip or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

(p) enter into any transaction with any of its directors, officers, stockholders, or Affiliates;

(q) make any capital expenditure in excess of $100,000, which shall exclude any transaction fees associated with this Agreement;

(r) (i) grant any license or sublicense of any rights under or with respect to any Intellectual Property; (ii) dispose of or let lapse and Intellectual Property, or any application for the foregoing, or any license, permit or authorization to use any Intellectual Property; or (iii) amend, terminate any other Contract, license or permit to which Sigma or NextTrip is a party;

(s) file or amend any material Tax Return, or otherwise make, or permit to be made, without the prior written consent of the other Party any material Tax election which would affect Sigma or NextTrip; or

(t) commit to or otherwise to take any of the actions described in this Section 6.2.

Article VII
ADDITIONAL AGREEMENTS

Section 7.1 Access to Information. Each of Sigma and NextTrip shall afford the other Party, its accountants, counsel and other representatives (including the Parent), reasonable access, during normal business hours, to the properties, books, records and personnel of such Party at any time prior to the Closing in order to enable each Party to obtain all information concerning the business, assets and properties, results of operations and personnel of the other Party as each Party may reasonably request. No information obtained in the foregoing investigation by a Party pursuant to this Section 7.1 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the transactions contemplated hereby.

Section 7.2 Legal Requirements. The Parties shall take all reasonable actions necessary or desirable to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement (including, without limitation, furnishing all information required in connection with approvals of or filings with any Governmental Authority, and prompt resolution of any litigation prompted hereby), and shall promptly cooperate with, and furnish information to, the other Parties to the extent necessary in connection with any such requirements imposed upon any of them in connection with the consummation of the transactions contemplated by this Agreement.

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Section 7.3 Notification of Certain Matters. NextTrip shall give prompt notice to Sigma, and Sigma shall give prompt notice to the NextTrip, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (a) any representation or warranty contained in this Agreement to be untrue or inaccurate at the Closing, such that the conditions set forth in Article IX hereof, as the case may be, would not be satisfied or fulfilled as a result thereof; or (b) any material failure of any NextTrip, the Parent or Sigma, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the foregoing, the delivery of any notice pursuant to this Section 7.3 shall not limit or otherwise affect the rights and remedies available hereunder to the Party receiving such notice.

Section 7.4 Acquisition Proposals.

(a) From the date of this Agreement until the Closing Date or, if earlier, the termination of this Agreement, neither Sigma nor any representative of Sigma will, directly or indirectly: (i) solicit, initiate, knowingly encourage, induce or facilitate the making, submission or announcement of any Competing Transaction Proposal from any Person other than NextTrip or the Parent (a “Third Party”) or take any action that could reasonably be expected to lead to a Competing Transaction Proposal; (ii) furnish any information regarding Sigma to any Third Party in connection with or in response to a Competing Transaction Proposal or an inquiry or indication of interest; (iii) engage in or continue any discussions or negotiations with any Third Party with respect to any Competing Transaction Proposal; (iv) approve, endorse or recommend any Competing Transaction Proposal; or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Competing Transaction Proposal.

(b) Concurrently with the execution of this Agreement, Sigma shall (i) immediately cease and cause to be terminated any existing discussions with any Person that relate to any Competing Transaction Proposal; and (ii) cause any physical or virtual data room containing any such information to no longer be accessible to or by any Person other than NextTrip, the Parent and their respective representatives.

Section 7.5 Sigma Stockholders’ Meeting.

(a) Sigma shall take all action necessary and within its powers under applicable Law to call, give notice of and hold a meeting (such meeting, the “Stockholders’ Meeting”) of the holders of Sigma Common Stock to vote on, among other things, (i) the issuance of the Restricted Sigma Shares (including the Contingent Shares) pursuant to the terms of this Agreement, and (ii) the Charter Amendments (collectively, the “Stockholder Approval Matters”). The Stockholders’ Meeting shall be held as promptly as practicable after the Clearance Date and the mailing of the Proxy Statement to Sigma’s stockholders. Sigma shall utilize commercially reasonable best efforts to ensure that all proxies solicited in connection with the Stockholders’ Meeting are solicited in compliance with all applicable Laws.

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(b) Sigma agrees that (i) the Sigma Board shall recommend that the holders of Sigma Common Stock vote to approve the Stockholder Approval Matters and shall use commercially reasonable efforts to promptly solicit such approval, (ii) the Proxy Statement shall include a statement to the effect that the Sigma Board recommends that Sigma’s stockholders vote to approve the Stockholder Approval Matters (the recommendation of the Sigma Board that Sigma’s stockholders vote to approve the Stockholder Approval Matters being referred to as the “Board Recommendation”); and (iii) the Board Recommendation shall not be withdrawn or modified in a manner adverse to Sigma, and no resolution by the Sigma Board or any committee thereof to withdraw or modify the Board Recommendation in a manner adverse to Sigma shall be adopted or proposed.

(c) Notwithstanding anything herein to the contrary, (i) in the event that the issuance of the Restricted Sigma Shares (including the Contingent Shares) pursuant to the terms of this Agreement is approved at the Stockholders Meeting, but any of Charter Amendments are not approved at the Stockholders Meeting, Sigma shall call a special meeting or meetings of the stockholders as soon as practicable thereafter to seek stockholder approval to obtain approval of Charter Amendments not so approved; and (ii) in the event that the issuance of the Restricted Sigma Shares (including the Contingent Shares) pursuant to the terms of this Agreement is approved at the Stockholders Meeting, but the Charter Amendment relating to the increase in authorized shares is not approved, to the extent that Sigma does not have sufficient shares of Common Stock authorized to issue any of the Contingent Shares, in lieu thereof, Sigma shall issue NextTrip shares of a new series of convertible preferred stock in form and substance satisfactory to the NextTrip Representative which, among other things, will provide for voting on an as converted basis and be automatically converted into shares of Common Stock once stockholder approval for the increase in authorized shares has been obtained.

Section 7.6 Proxy Statement; Listing.

(a) As promptly as practicable after the date of this, and in no event later than 20 Business Days following the date hereof, the Parties hereto shall prepare, and Sigma shall cause to be filed with the SEC, promptly, the Proxy Statement. Sigma shall use commercially reasonable best efforts to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and the Principal Market, to respond promptly to any comments of the SEC or the Principal Market or their respective staff and to clear comments, if any, on the Proxy Statement as promptly as practicable after it is filed with the SEC. Sigma shall also use commercially reasonable efforts to cause the Proxy Statement to be mailed to the stockholders of Sigma as promptly as practicable after the Clearance Date. If at any time prior to the Closing Date any event shall occur that should be set forth in an amendment of or a supplement to the Proxy Statement, Sigma shall prepare and shall file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Sigma shall use commercially reasonable efforts to cause the Proxy Statement to clear comments with the SEC, if any.

(b) Each of NextTrip and the Parent, individually, shall reasonably cooperate with Sigma and promptly provide, and require its representatives, advisors, accountants and attorneys to promptly provide, Sigma and its representatives, advisors, accountants and attorneys, with all such information regarding such party as is required by law to be included in the Proxy Statement or reasonably requested from Sigma to be included in the Proxy Statement. NextTrip and the Parent and their representatives will be given a reasonable opportunity to be involved in the drafting of the Proxy Statement and any amendment or supplement thereto and any such correspondence prior to its filing with the SEC. Following the Clearance Date, Sigma shall use its commercially reasonable best efforts to file any amendments or supplements to the Proxy Statement required by applicable Law.

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(c) Sigma will use its commercially reasonable best efforts to cause the Restricted Sigma Shares to be issued in connection with the Share Exchange, to be approved for listing on the Principal Market and to continue to trade on the Principal Market following the Closing.

(d) Except as required by law or as Sigma and NextTrip may mutually agree, Sigma shall not adjourn or postpone the Stockholders’ Meeting beyond the date on which the Stockholders’ Meeting was (or was required to be) originally scheduled; provided that Sigma shall be permitted to adjourn or postpone the Stockholders’ Meeting if as of the time for which such meeting is originally scheduled there are insufficient shares of Sigma Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting.

Section 7.7 Line of Credit. NextTrip shall provide a line of credit to Sigma in the amount up to $400,000 (the “Line of Credit”) payable in tranches over the period ending four (4) months following the date hereof, unless the earlier termination of this Agreement; provided, however, that any additional capital raised by Sigma following the date hereof, including but not limited to via the At-the-Market Issuance Sales Agreement with Lake Street Capital Markets, LLC, shall proportionally reduce the maximum amount available under the Line of Credit on a dollar-for-dollar basis. The purpose of the Line of Credit is to provide Sigma funding to support its operations, pay legal fees due in connection with negotiation of, and transactions contemplated by, this Agreement and related agreements, and pay debts of Sigma. The Line of Credit will be evidenced by a promissory note of Sigma in reasonably acceptable form to both Sigma and NextTrip. Funding requests under the Line of Credit shall be approved by the NextTrip Representative and the Sigma Board

Section 7.8 D&O Insurance. As of the Closing Date, if possible, or as soon as possible thereafter in connection with the issuance of the Contingent Shares, Sigma shall obtain, and fully pay, at NextTrip’s expense, the premium for a six year prepaid “tail” policy for the extension of the coverage under Sigma’s existing directors’ and officers’ liability insurance policies, for claims reporting or discovery period of six years from and after the Closing Date or such later date, on terms and conditions providing coverage retentions, limits and other material terms (other than premiums payable) substantially equivalent to the current policies of directors’ and officers’ liability insurance maintained by Sigma, as the case may be, with respect to matters arising on or before the Closing Date or such late date, covering without limitation the transactions contemplated hereby.

Section 7.9 Updates to Disclosure Schedule. The Parties shall supplement their respective Disclosure Schedules prior to the Closing by delivery to the other Parties, at least five (5) days prior to the Closing Date of any such supplement (a “Disclosure Supplement”). Each Disclosure Supplement shall be in writing and shall be delivered in accordance with this Agreement. Unless the existence of any matter set forth in any such Disclosure Supplement which was not disclosed at the time of the signing of this Agreement (a “New Matter”) would have a Material Adverse Effect, the Disclosure Schedule referred to herein shall be deemed amended and supplemented as of the Closing Date by all information including, without limitation, any New Matter set forth in any Disclosure Supplement and the warranties and representations of the Parties herein shall be deemed amended) and supplemented by all such information set forth in each Disclosure Supplement. In such event all references to Disclosure Schedule shall include all Disclosure Supplements. To the extent that the existence of any New Matter would have a Material Adverse Effect, the Parties, as applicable, shall have the right hereunder (a) to terminate this Agreement by written notice pursuant to Section 10.1(f) or 10.1(g), as applicable, within five (5) days after receipt of the Disclosure Supplement which includes the New Matter, but prior to the Closing or (b) to consummate the transactions contemplated hereby.

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Article VIII
POST CLOSING COVENANTS

Section 8.1 General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request.

Section 8.2 Public Announcements. Sigma shall file with the SEC a Form 8-K, describing the material terms of the transactions contemplated hereby as soon as practicable after the date of this Agreement, but in no event more than four (4) business days following the date hereof. Prior to the Closing Date, Sigma, NextTrip and the Parent (each a “Material Party”) shall consult with each other in issuing the Form 8-K and any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or the Principal Market with respect to the transactions contemplated hereby, and no Party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other Material Parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by Law, in which case the disclosing Party shall use commercially reasonable efforts to provide the other Material Parties with prior notice of no less than three (3) calendar days, of such disclosure and shall incorporate in the disclosure the reasonable comments of the other Material Parties.

Article IX
CONDITIONS TO CLOSING

Section 9.1 Conditions to Closing.

(a) Conditions to Obligation of the Parties Generally. Neither of the Parties shall be obligated to consummate the transactions to be performed by each of them in connection with the Closing if, on the Closing Date, (i) any Action shall be pending or threatened before any Governmental Authority wherein an Order or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; or (ii) any Law or Order which would have any of the foregoing effects shall have been enacted or promulgated by any Governmental Authority; or (iii) Sigma Common Stock is not listed on the Principal Market or the Principal Market shall have notified Sigma that the Sigma Common Stock will be delisted in connection with the Closing.

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(b) Contemporaneous Election of New Directors. At Closing, the Sigma board of directors shall be comprised of five (5) members, one (1) of which shall be the individual identified and set forth on Schedule 2.5(a) of the NextTrip Disclosure Schedule and at least three of which shall be independent in accordance with the rules of the Principal Market. No change shall be made to the authorized number of Sigma directors as provided in Section 2.5.

(c) Contemporaneous Charter Amendments. Subject to the provisions set forth in Section 7.5(c), at or in connection with Closing, pursuant to the Charter Amendments, Sigma shall change its name to “NextTrip, Inc.”, or such other name as is mutually agreed to by Sigma and the Parent and reflected in the Charter Amendments.

(d) Principal Market Listing. In the event the Principal Market determines that the Share Exchange (or any other related transaction or transactions) constitutes, or will constitute, a “back-door listing” or “reverse merger,” the Parties shall cooperate in good faith to seek to ensure that the Combined Company (and the Sigma Common Stock) qualifies for initial listing on the Principal Market, pursuant to the applicable guidance and requirements of the Principal Market as of the Closing.

(e) Sigma Stockholders’ Meeting. Subject to the provisions set forth in Section 7.5(c), the Stockholder Approval Matters shall have been approved at the Stockholders’ Meeting.

Section 9.2 Conditions to Obligation of NextTrip and the Parent. The obligations of NextTrip and the Parent to close the transactions contemplated herein and perform their respective obligations under this Agreement are subject, at the option of NextTrip and the Parent, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by NextTrip and the Parent in writing:

(a) The representations and warranties of Sigma set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as “material” and “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects at the Closing Date;

(b) Sigma shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(c) No action, suit, or proceeding shall be pending or, to the Knowledge of Sigma, threatened before any Governmental Authority wherein an Order or charge would (i) affect adversely the right of the Parent to own the Restricted Sigma Shares; or (ii) affect adversely the right of Sigma to own NextTrip or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

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(d) No event, change or development shall exist or shall have occurred since Sigma’s Most Recent Fiscal Year End that has had or is reasonably likely to have a Material Adverse Effect on Sigma;

(e) Sigma’s net Liabilities as of immediately prior to Closing shall not exceed a maximum of $100,000 in the aggregate, provided, however, that any amounts advanced to Sigma pursuant to the Line of Credit shall be excluded from the calculation of such net Liabilities;

(f) All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by Sigma for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by Sigma and Sigma shall have delivered proof of same to NextTrip and the Parent;

(g) Sigma shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the Closing Date;

(h) The Sigma Common Stock shall be listed on the Principal Market, and no reason shall exist as to why such listing shall not continue immediately following the Closing;

(i) Trading in the Sigma Common Stock shall not have been suspended by the SEC, the Principal Market or any regulatory body at any time since the date of execution of this Agreement;

(j) Sigma shall have obtained the eligibility of the Restricted Sigma Shares for clearance and settlement through DTC and no reason shall exist as to why such DTC eligibility shall not continue immediately following the Closing;

(k) Sigma shall have delivered to NextTrip and the Parent a certificate, dated the Closing Date, executed by an officer of Sigma, certifying the satisfaction of the conditions specified in Section 9.1(a)(iii) and Section 9.2(a) through 9.2(i), inclusive, relating to Sigma;

(l) Sigma shall have delivered to NextTrip and the Parent a certificate duly executed by the Secretary of Sigma and dated as of the Closing Date, as to the resolutions as adopted by Sigma’s board of directors, in a form reasonably acceptable to NextTrip, approving this Agreement and the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby;

(m) Sigma shall have delivered to NextTrip and the Parent the written resignations as of the Closing of one current director and the current president and chief executive officer of Sigma; and

(n) Sigma shall have delivered to NextTrip and the Parent (i) proof of the appointment of the individual identified on Schedule 2.5(a) of the NextTrip Disclosure Schedule as a director and of William Kerby as chief executive officer of Sigma and (ii) a duly executed copy of the Kerby Employment Agreement as provided in Section 2.5(b); and

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(o) All actions to be taken by Sigma in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to affect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to NextTrip and the Parent.

Section 9.3 Conditions to Obligation of Sigma. The obligations of Sigma to close the transactions contemplated hereby and perform its obligations under this Agreement at Closing, are subject, at the option of Sigma, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Sigma in writing:

(a) The representations and warranties of NextTrip and the Parent set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as “material” and “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects at the Closing Date;

(b) NextTrip and the Parent shall have performed and complied with all of their covenants hereunder in all material respects through the Closing Date;

(c) No action, suit, or proceeding shall be pending or, to the Knowledge of Sigma, threatened before any Governmental Authority wherein an Order or charge would (i) affect adversely the right of the Parent to own the Restricted Sigma Shares; or (ii) affect adversely the right of NextTrip to own its assets or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

(d) No event, change or development shall exist or shall have occurred since NextTrip’s Most Recent Fiscal Year End that has had or is reasonably likely to have a Material Adverse Effect on NextTrip;

(e) All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by NextTrip for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by NextTrip and NextTrip shall have delivered proof of same to Sigma;

(f) All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by NextTrip for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by NextTrip and NextTrip shall have delivered proof of same to Sigma;

(g) All outstanding convertible indebtedness of NextTrip shall have been converted at or prior to the Closing into shares of NextTrip common stock.

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(g) NextTrip shall have delivered to Sigma a certificate, dated the Closing Date, executed by an officer of NextTrip, certifying the satisfaction of the conditions specified in Section 9.3(a) through 9.3(f), inclusive, relating to NextTrip;

(h) The Parent shall have delivered to Sigma a certificate, dated the Closing Date, executed by the Parent, certifying the satisfaction of the conditions specified in Section 9.3(a) and 9.3(b) relating to the Parent;

(i) NextTrip shall have delivered to Sigma a certificate duly executed by the Secretary of NextTrip and dated as of the Closing Date, as to the resolutions as adopted by NextTrip’s board of directors, in a form reasonably acceptable to Sigma, approving this Agreement and the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby; and

(j) All actions to be taken by NextTrip and the Parent in connection with consummation of the transactions contemplated hereby and all payments, certificates, opinions, instruments, and other documents required to affect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Sigma.

Article X
TERMINATION

Section 10.1 Grounds for Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

(a) by the written agreement of Sigma, NextTrip and the Parent;

(b) by NextTrip and the Parent (by written notice of termination from NextTrip and the Parent to Sigma, in which reference is made to this subsection) if the Closing has not occurred on or prior to the Termination Date, unless the failure of the Closing to have occurred is attributable to a failure on the part of NextTrip or the Parent to perform any material obligation to be performed by NextTrip or the Parent pursuant to this Agreement at or prior to the Closing;

(c) by Sigma (by written notice of termination from Sigma to NextTrip and the Parent, in which reference is made to this subsection) if the Closing has not occurred on or prior to the Termination Date, unless the failure of the Closing to have occurred is attributable to a failure on the part of Sigma to perform any material obligation required to be performed by Sigma pursuant to this Agreement at or prior to the Closing;

(d) by Sigma or NextTrip (by written notice of termination from such Party to the other Party) if a Governmental Authority of competent jurisdiction shall have issued a final non-appealable Order, or shall have taken any other action having the effect of, restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; provided, however, that the right to terminate this Agreement under this Section 10.1(d) shall not be available to a Party if such Order was primarily due to the failure of such Party to perform any of its obligations under this Agreement;

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(e) by Sigma, NextTrip or the Parent (by written notice of termination from such Party to the other Parties) if any event shall occur after the date hereof that shall have made it impossible to satisfy a condition precedent to the terminating Party’s obligations to perform its obligations hereunder, unless the occurrence of such event shall be due to the failure of the terminating Party to perform or comply with any of the agreements, covenants or conditions hereof to be performed or complied with by such Party at or prior to the Closing;

(f) by NextTrip or the Parent (by written notice of termination from NextTrip to Sigma, in which reference is made to this subsection) if, since the date of this Agreement, there shall have occurred any Material Adverse Effect on Sigma, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to Sigma;

(g) by Sigma (by written notice of termination from Sigma to NextTrip, in which reference is made to this subsection) if, (i) since the date of this Agreement, there shall have occurred any Material Adverse Effect on NextTrip, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to NextTrip; or (ii) the Subsequently Delivered NextTrip Disclosure Schedules disclose anything which (A) has, or could reasonably be expected to have, a Material Adverse Effect with respect to NextTrip, (B) results in any representation, warranty or covenant made herein by NextTrip or the Parent being materially incorrect or misleading at the time it was made, (C) departs materially, from any written or oral disclosures relating to NextTrip or the Parent (or its financial statements, liabilities, agreements, litigation, assets, operations or prospects) which has been provided by NextTrip or the Parent, or their representatives, to Sigma or its representatives, prior to the date of this Agreement, or (D) materially affects the ability of NextTrip or the Parent to complete the transactions contemplated herein and such has not been cured within the applicable Disclosure Schedule Cure Period;

(h) by NextTrip (by written notice of termination from NextTrip to Sigma, in which reference is made to the specific provision(s) of this subsection giving rise to the right of termination) if (i) any of Sigma’s representations and warranties shall have been materially inaccurate as of the date of this Agreement or as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 9.2(a) would not be satisfied and such inaccuracy has not been cured by Sigma within five (5) Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, (ii) any of Sigma’s covenants contained in this Agreement shall have been breached, such that the condition set forth in Section 9.2(b) would not be satisfied; or

(i) by Sigma (by written notice of termination from Sigma to NextTrip and the Parent, in which reference is made to the specific provision(s) of this subsection giving rise to the right of termination) if (i) any of NextTrip’s or the Parent’s representations and warranties shall have been materially inaccurate as of the date of this Agreement or as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 9.3(a) would not be satisfied and such inaccuracy has not been cured by NextTrip or the Parent within five (5) Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given; or (ii) any of NextTrip’s or the Parent’s covenants contained in this Agreement shall have been breached, such that the condition set forth in Section 9.3(b) would not be satisfied.

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Section 10.2 Procedure and Effect of Termination. In the event of the termination of this Agreement by Sigma, NextTrip or the Parent pursuant to Section 10.1 hereof, written notice thereof shall forthwith be given to the other two Parties. If this Agreement is terminated as provided herein (a) each Party will redeliver all documents, work papers and other material of any other Party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the Party furnishing the same; provided, that each Party may retain one copy of all such documents for archival purposes in the custody of its outside counsel; and (b) all filings, applications and other submission made by any Party to any Person, including any Governmental Authority, in connection with the transactions contemplated hereby shall, to the extent practicable, be withdrawn by such Party from such Person.

Section 10.3 Effect of Termination. If this Agreement is terminated pursuant to Section 10.1 hereof, this Agreement shall become void and of no further force and effect, except for the provisions of (a) Article XI; (b) Sections 3.6, 4.8 and 5.10 hereof relating to brokers’ fees or commissions; and (iv) Section 10.2 and this Section 10.3.

Article XI
MISCELLANEOUS PROVISIONS

Section 11.1 Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party.

Section 11.2 Confidentiality.

(a) The Parties will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another Person in connection with this Agreement or the transactions contemplated by this Agreement, unless (i) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party; (ii) the use of such information is necessary or appropriate in making any required filing with the SEC or the Principal Market, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement; or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

(b) In the event that any Party is required to disclose any information of another Person pursuant to clause (ii) or (iii) of Section 11.2(a) above, the Party requested or required to make the disclosure (the “disclosing party”) shall provide the Person that provided such information (the “providing party”) with prompt notice of any such requirement so that the providing party may seek a protective Order or other appropriate remedy and/or waive compliance with the provisions of this Section 11.2. If, in the absence of a protective Order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party’s information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party’s information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective Order or other relief assurance that confidential treatment will be accorded the providing party’s information.

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(c) If the transactions contemplated by this Agreement are not consummated, each Party will return or destroy all of such written information each party has regarding the other Parties, subject to customary backup and related procedures relating to such information.

Section 11.3 Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via email. Notice shall be effective upon receipt except for notice via email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 11.3, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 11.3, but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable party or Parties at the address specified below, subject to notice of changes thereof from any party with at least ten (10) business days’ notice to the other Parties. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 11.3), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second Business Day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following physical and email addresses as applicable:

If to Sigma to:	3900 Paseo del Sol
Santa Fe, New Mexico 87507
Attention: Jacob Brunsberg, President and CEO
Email: jacob.brunsberg@sigmaadditive.com

With a copy to (which shall not constitute notice):

TroyGould PC
1801 Century Park East, Suite 1600
Los Angeles, CA 90067
Attention: Dale Short, Esq.
Email: dshort@troygould.com

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If to NextTrip or the Parent to:	1560 Sawgrass Corporate Parkway, Suite 400
Sunrise, FL 33323
Attention: William Kerby, CEO
Email: bill.kerby@nexttrip.com

With a copy to (which shall not constitute notice):

Procopio, Cory, Hargreaves & Savitch, LLP
12544 High Bluff Drive, Suite 400
San Diego, CA 92130
Attention: Christopher L. Tinen, Esq.
Email: christopher.tinen@procopio.com

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder.

Section 11.4 Further Assurances. The Parties agree (a) to furnish upon request to each other such further information; (b) to execute and deliver to each other such other documents; and (c) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

Section 11.5 Waiver. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

Section 11.6 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the Parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Party against whom the enforcement of such amendment is sought, provided that Error! Reference source not found. may only be amended after the Closing as set forth in Error! Reference source not found..

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Section 11.7 Assignments, Successors, and No Third-Party Rights. No Party may assign any of its rights under this Agreement without the prior consent of the other Parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Except as set forth in Article I hereof, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

Section 11.8 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 11.9 Section Headings. The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “Article” or “Articles” or “Section” or “Sections” refer to the corresponding Article or Articles or Section or Sections of this Agreement, unless the context indicates otherwise.

Section 11.10 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Unless otherwise expressly provided, the word “including” shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of such representation, warranty, or covenant. All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

Section 11.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, electronic delivery, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, electronic copy, or “.pdf” signature page was an original thereof.

Section 11.12 Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the U.S. or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 11.13 below), in addition to any other remedy to which they may be entitled, at Law or in equity.

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Section 11.13 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to conflicts of Laws principles. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 11.3. Nothing in this Section 11.13, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

Section 11.14 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11.15 Review and Construction of Documents. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

Section 11.16 NextTrip Representative.

(a) Parent, as the sole shareholder of NextTrip, hereby irrevocably constitutes and appoints William Kerby, in his capacity as the NextTrip Representative, as the true and lawful agent and attorney-in-fact of such Person with full powers of substitution to act in the name, place and stead of thereof with respect to the performance on behalf of such Person under the terms and provisions of this Agreement and the Ancillary Documents to which the NextTrip Representative is a party or otherwise has rights in such capacity (together with this Agreement, the “NextTrip Representative Documents”), as the same may be from time to time amended, and to do or refrain from doing all such further acts and things, and to execute all such documents on behalf of such Person, if any, as the NextTrip Representative will deem necessary or appropriate in connection with any of the transactions contemplated under the NextTrip Representative Documents. All decisions and actions by the NextTrip Representative, shall be binding upon Parent in its capacity as the sole shareholder of NextTrip and its respective successors and assigns, and neither it nor any other Party shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 11.16 are irrevocable and coupled with an interest. The NextTrip Representative hereby accepts its appointment and authorization as the NextTrip Representative under this Agreement.

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(b) If the NextTrip Representative shall die, become disabled, dissolve, resign or otherwise be unable or unwilling to fulfill its responsibilities as representative and agent of Parent, then the Parent shall, within ten (10) days after such death, disability, dissolution, resignation or other event, appoint a successor NextTrip Representative promptly thereafter (but in any event within two (2) Business Days after such appointment) notify Sigma in writing of the identity of such successor. Any such successor so appointed shall become the “NextTrip Representative” for purposes of this Agreement.

Section 11.17 Non-Survival of Representations, Warranties. The representations and warranties of the Parent, NextTrip and Sigma contained in this Agreement or in any certificate or instrument delivered by or on behalf of any of Parent, NextTrip and Sigma pursuant to this Agreement shall not survive the Closing Date, and from and after the Closing Date, the Parent, NextTrip and Sigma and their respective representatives shall not have any further obligations, nor shall any claim be asserted or action be brought against any of Parent, NextTrip and Sigma or their respective representatives with respect thereto. The covenants and agreements made by the Parent, NextTrip and Sigma in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing Date, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing Date (which such covenants shall survive the Closing Date and continue until fully performed in accordance with their terms).

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

SIGMA:

Sigma Additive Solutions, Inc.
a Nevada corporation

By:	/s/ Jacob Brunsberg

Name:	Jacob Brunsberg

Title:	President and Chief Executive Officer

NEXTTRIP:

NextTrip Holdings, Inc.
a Florida corporation

By:	/s/ William Kerby

Name:	William Kerby

Title:	Chief Executive Officer

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PARENT:

NextTrip Group, LLC

By:	/s/ William Kerby

Name:	William Kerby

Title:	Chief Executive Officer

NEXTTRIP REPRESENTATIVE:

William Kerby, solely in the capacity as the NextTrip Representative hereunder

By:	/s/ William Kerby

Name:	William Kerby

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FIRST AMENDMENT TO

SHARE EXCHANGE AGREEMENT

THIS FIRST AMENDMENT TO SHARE EXCHANGE AGREEMENT, dated as of November 19, 2023 (“First Amendment”), by and among by SIGMA ADDITIVE SOLUTIONS, INC., a Nevada corporation (“Sigma”), NEXTTRIP HOLDINGS, INC., a Florida corporation (“NextTrip”), NEXTTRIP GROUP, LLC, a Florida limited liability company and the sole stockholder of NextTrip (the “Parent”), and William Kerby, in the capacity as the representative from and after the Closing Date for the NextTrip shareholders as of immediately prior to the Closing Date in accordance with the terms and conditions of the Agreement (the “NextTrip Representative”). Each of Sigma, NextTrip, the NextTrip Representative and the Parent are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” Capitalized terms used but not otherwise defined in this First Amendment shall have the respective terms assigned thereto in the Agreement (defined below).

WHEREAS, the Parties have entered into that certain Share Exchange Agreement, dated October 12, 2023 (the “Agreement”), and, pursuant to Section 11.6 of the Agreement, the Parties desire to amend the Agreement for purposes of amending Section 7.5(c) of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Amendments to Agreement. Section 7.5(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

(c) Notwithstanding anything herein to the contrary, (i) in the event that the issuance of the Restricted Sigma Shares (including the Contingent Shares) pursuant to the terms of this Agreement is approved at the Stockholders Meeting, but any of Charter Amendments are not approved at the Stockholders Meeting, Sigma shall call a special meeting or meetings of the stockholders as soon as practicable thereafter to seek stockholder approval to obtain approval of Charter Amendments not so approved; and (ii) in the event that the issuance of the Restricted Sigma Shares (including the Contingent Shares) pursuant to the terms of this Agreement is approved at the Stockholders Meeting, but the Charter Amendment relating to the increase in authorized shares is not approved, to the extent that Sigma does not have sufficient shares of Common Stock authorized to issue the Restricted Sigma Shares (including the Contingent Shares), in lieu thereof, Sigma shall issue NextTrip shares of a new series of convertible preferred stock in form and substance satisfactory to the NextTrip Representative which, among other things, will provide for voting on an as converted basis and shall be automatically converted (on a one-for-one basis) into shares of Common Stock once stockholder approval of the increase in authorized shares has been obtained.

2. No Further Modifications. Except as specifically amended by this First Amendment, all of the terms, covenants, and provisions of the Agreement and the documents referenced therein shall remain in full force and effect in accordance with their respective terms. Except as expressly modified by this First Amendment, the Agreement is hereby ratified and confirmed in all respects. In the event of any inconsistency between the provisions of the Agreement and this First Amendment, the terms of this First Amendment shall control.

3. Counterparts. This First Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this First Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, electronic delivery, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, electronic copy, or “.pdf” signature page was an original thereof.

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IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed as of the date first above written.

SIGMA:

Sigma Additive Solutions, Inc.
a Nevada corporation

By:	/s/ Jacob Brunsberg

Name:	Jacob Brunsberg

Title:	President and Chief Executive Officer

NEXTTRIP:

NextTrip Holdings, Inc.
a Florida corporation

By:	/s/ William Kerby

Name:	William Kerby

Title:	Chief Executive Officer

PARENT:

NextTrip Group, LLC

By:	/s/ William Kerby

Name:	William Kerby

Title:	Chief Executive Officer

NEXTTRIP REPRESENTATIVE:

William Kerby, solely in the capacity as the
NextTrip Representative hereunder

By:	/s/ William Kerby

Name:	William Kerby

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ANNEX B

AMENDMENT NO. FOUR TO AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED,

OF SIGMA ADDITIVE SOLUTIONS, INC.

1. The first paragraph of ARTICLE I of the Amended and Restated Articles of Incorporation, as amended, of Sigma Additive Solutions, Inc. is hereby amended to read in its entirety as follows:

“The name of the Corporation shall be NextTrip, Inc.”

2. The first two paragraphs of ARTICLE IV of the Amended and Restated Articles of Incorporation, as amended, of Sigma Additive Solutions, Inc. are hereby amended to read in their entirety as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 110,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.

The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a) 100,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b) 10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).”

ANNEX C

**CONFIDENTIAL**

October 12, 2023

Sigma Additive Solutions, Inc.

3900 Paseo del Sol

Santa Fe, NM 87507

Members of the Sigma Additive Solutions Board of Directors:

We understand that Sigma Additive Solutions, Inc. (“Sigma”), proposes to enter into a Share Exchange Agreement (the “Agreement”) by and among Sigma, NextTrip Holdings, Inc., a Florida corporation (“NextTrip”), NextTrip Group LLC, a Florida limited liability company and the sole stockholder of NextTrip (the “Parent”), and William Kerby, in the capacity as the representative from and after the Closing Date for the NextTrip stockholders as of immediately prior to the Closing Date in accordance with the terms and conditions of this Agreement (the “NextTrip Representative”). Each of Sigma, NextTrip, the NextTrip Representative and the Parent are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” We have further been advised that at the Closing, the Parent shall sell, transfer, convey, assign and deliver the NextTrip Shares, representing all of the issued and outstanding shares of NextTrip Capital Stock, to Sigma and in consideration therefor, Sigma shall issue the Restricted Sigma Shares to the members of Parent (“Parent Members”), Pro Rata, as set forth in the Consideration Schedule (the “Share Exchange”). Upon the closing of the transactions contemplated in the Agreement, NextTrip will become a wholly-owned subsidiary of Sigma.

Based on the draft Agreement that we have been provided, at Closing, Parent Members will receive 19.99% of Sigma’s Common Stock based on the Sigma Common Stock outstanding at Closing (the “Closing Shares”). The draft Agreement further provides that if on a date that is six (6) months after the Closing Date, the First Milestone Event is met, Sigma will issue, or will cause the issuance of, the Tranche 1 Contingent Shares, equal to 1,450,000 shares, to the Parent Members in accordance with their respective Pro Rata shares. The draft Agreement also provides that if on a date that is nine (9) months after the Closing Date, the Second Milestone Event is met, Sigma will issue, or will cause the issuance of, the Tranche 2 Contingent Shares, equal to 1,450,000 shares, to the Parent Members in accordance with their respective Pro Rata shares. Such issuance may be made as early as six (6) months after the Closing Date if the Second Milestone Event is reached between six (6) and nine (9) months after the Closing Date. Additionally, the draft Agreement provides that if on a date that is twelve (12) months after the Closing Date, the Third Milestone Event is met, Sigma will issue, or will cause the issuance of, the Tranche 3 Contingent Shares, equal to 1,450,000 shares, to the Parent Members in accordance with their respective Pro Rata shares. Such issuance may be made as early as six (6) months after the Closing Date if the Third Milestone Event is reached between six (6) and twelve (12) months after the Closing Date. If on a date that is fifteen (15) months after the Closing Date, the Fourth Milestone Event is met, Sigma will issue, or will cause the issuance of, the Tranche 4 Contingent Shares, equal to 1,650,000 shares less the shares issued at Closing, to the Parent Members in accordance with their respective Pro Rata shares. Such issuance may be made as early as six (6) months after the Closing Date if the Fourth Milestone Event is reached between six (6) and fifteen (15) months after the Closing Date. Independent of the foregoing Milestone Events, for each month during the fifteen (15) month period following the Closing Date that the Travel Bookings Milestone Event is met, to the extent not previously issued the Contingent Shares will be issuable, starting with the Tranche 1 Contingent Shares, then the Tranche 2 Contingent Shares, etc. For the avoidance of doubt, a tranche of Contingent Shares can only be earned once up to the maximum amount of the Restricted Sigma Shares issuable under the Agreement. Based on the Milestone Events, Parent Members could own up to 6 million Sigma shares, or approximately 90% of Sigma based on the number of shares of Sigma outstanding as of the date of this letter. The Closing Shares and the Contingent Shares collectively are known as the Restricted Sigma Shares, representing up to 6 million shares of Sigma.

**CONFIDENTIAL**

For purposes of this opinion, and with your consent, we have deemed the sole and aggregate consideration to Parent Members to be the Restricted Sigma Shares (the “Consideration”). The terms and conditions of the Share Exchange are more fully set forth in the Agreement. Any term not otherwise defined in this letter shall have the meaning ascribed to it in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, of the Consideration to be issued to the Parent Members in connection with the Share Exchange. We have not been requested to opine as to, and our opinion does not in any manner address, the underlying business decision to proceed with or effect the Share Exchange.

In connection with our review of the Share Exchange, and in arriving at our opinion, we have among other things:

1.	Reviewed a draft of the Agreement dated as of October 12, 2023 and provided to us by Sigma on October 12, 2023;

2.	Reviewed current financial projections for the Parent on a stand-alone basis for the fiscal years ended December 31, 2024 through December 31, 2028 prepared and furnished to us by management of the Parent (the “Parent Projections”);

3.	Analyzed public information with respect to certain other companies in lines of business that we believe to be comparable to the Parent, in whole or in part, which included an examination of current public market prices and resulting valuation statistics;

4.	Reviewed the financial terms, to the extent publicly available, of certain other acquisitions involving the acquisition of companies we believe, in our sole discretion, to be comparable to the Parent, in whole or in part;

5.	Performed a discounted cash flow analysis of the Parent on a standalone basis based on the Parent Projections, as applicable; and

6.	Performed other research and analysis and considered such other factors as we deemed appropriate.

In addition, we have conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as we have deemed necessary and appropriate in arriving at our opinion.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to us by Sigma, NextTrip and/or the Parent. We have further assumed that the financial information provided has been prepared on a reasonable basis in accordance with industry and past management practice, and that management of neither Sigma nor the Parent is aware of any information or facts that would make any information provided to us incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that with respect to financial forecasts, estimates and other forward-looking information reviewed by us, that such information has been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of the Parent as to the expected future results of operations and financial condition of the Parent and have not evaluated or otherwise tested such financial forecasts, estimates and other forward-looking information or the underlying assumptions. We express no opinion as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based.

**CONFIDENTIAL**

In connection with our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by us. Our opinion does not address any legal, regulatory, tax or accounting issues.

In arriving at our opinion, we have assumed that the Agreement will be in all material respects identical to the last draft of each such Agreement reviewed by us. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties set forth in the Agreement and all related documents and instruments that are referred to therein are true and correct, (ii) each party to the Agreement will fully and timely perform all of the covenants and agreements required to be performed by such party thereunder, (iii) the Share Exchange will be consummated pursuant to the terms of the Agreement without amendment of any term or condition thereof the effect of which would be in any way meaningful to our analysis, and (iv) all conditions to the consummation of the Share Exchange will be satisfied without waiver by any party of any conditions or obligations thereunder the effect of which would be in any way meaningful to our analysis. Additionally, we have assumed that all the necessary regulatory approvals and consents required for the Share Exchange will be obtained in a manner that will not adversely affect Sigma or the contemplated benefits of the Share Exchange to Sigma.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent, or other) of Sigma or the Parent, and have not been furnished or provided with any such appraisals or valuations, nor have we evaluated the solvency of Sigma or the Parent under any state or federal law relating to bankruptcy, insolvency, or similar matters. The analyses performed by us in connection with this opinion were going concern analyses. We were not requested to opine, and no opinion is hereby rendered, as to whether any analyses of Sigma or the Parent, other than as a going concern, is appropriate in the circumstances and, accordingly, we have performed no such analyses. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Sigma, the Parent, or any of their respective affiliates is a party or may be subject, and at the direction of Sigma and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

This opinion is necessarily based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing and rendering this opinion. We are not expressing any opinion herein as to any change in the price at which shares of Sigma’s common stock may trade following announcement of the Share Exchange or at any future time after the date hereof. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

We, as a customary part of our investment banking business, engage in the valuation of businesses and their securities in connection with mergers and acquisitions, underwriting and secondary distributions of securities, private placements and other valuations for estate, corporate, and other purposes. We will receive a fee from Sigma for providing this opinion. This opinion fee is not contingent upon the consummation of the Share Exchange. Further, Sigma has agreed to reimburse our expenses and indemnify us against certain liabilities that may arise in relation to our engagement. In the ordinary course of our business, we and our affiliates may actively trade securities of Sigma for our own account or the account of our customers and, accordingly, we may at any time hold a long or short position in such securities.

**CONFIDENTIAL**

Other than currently serving as sales manager for Sigma’s ATM program, we have not performed material financial advisory or investment banking services for Sigma in the past. In the future, we may provide other financial advisory and investment banking services to Sigma for which we would expect to receive compensation. We have not performed material financial advisory or investment banking services for the Parent or the NextTrip Representative.

Consistent with applicable legal and regulatory requirements, Lake Street Capital Markets, LLC has adopted policies and procedures to establish and maintain the independence of our research departments and personnel. As a result, our research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to Sigma and the Share Exchange that differ from the views of our investment banking personnel.

This opinion is furnished pursuant to our engagement letter dated February 15, 2023. This opinion is directed to the Board of Directors of Sigma for its use in connection with its consideration of the Share Exchange and is not intended to be and does not constitute a recommendation to the shareholders of Sigma. This opinion shall not be published or otherwise used, nor shall any public references to us be made, without our prior written approval. This opinion has been approved for issuance by the Lake Street Capital Markets, LLC Fairness Opinion Committee.

This opinion addresses only the fairness, from a financial point of view, to Sigma of the Consideration to be issued by Sigma to Parent Members in connection with the Share Exchange. Our opinion does not constitute a recommendation that Sigma should complete the Share Exchange. We have not been requested to opine as to, and our opinion does not in any manner address the relative merits of the Share Exchange in comparison to any alternatives to the Share Exchange, Sigma’s underlying decision to proceed with the Share Exchange, or any other aspect of the Share Exchange, or alternatives to the Share Exchange available to Sigma.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion as of the date hereof that the Consideration to be issued to Parent Members in connection with the Share Exchange is fair, from a financial point of view, to Sigma.

Sincerely,

/s/ Lake Street Capital Markets, LLC

ANNEX D

SIGMA ADDITIVE SOLUTIONS, INC.
2023 EQUITY INCENTIVE PLAN

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Sigma Additive Solutions, Inc. 2023 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Sigma Labs, Inc. (DBA Sigma Additive Solutions), a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates, and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

2

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control”

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(c) The acquisition by any Person of Beneficial Ownership of 51% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (d) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(d) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Sigma Additive Solutions, Inc., a Nevada corporation, and any successor thereto.

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“Consultant” means any individual who performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 17.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

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“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 9 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Sigma Labs, Inc. (DBA Sigma Additive Solutions) 2022 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.

“Restricted Award” means any Award granted pursuant to Section 8.

“Restricted Period” has the meaning set forth in Section 8.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

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“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

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(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that, if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, on the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have the discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 14, no more than 7,000,000 shares of Common Stock (the “Total Share Reserve”). Any shares of Common Stock granted in connection with Options, Stock Appreciation Rights and other Awards shall be counted against this limit as one (1) share for every one (1) Option, Stock Appreciation Right or other Award granted. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 14, no more than 7,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year, shall not exceed a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

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4.5 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

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6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

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6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1 Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2 Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3 Vesting. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

7.4 Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

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7.5 Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6 Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8. Restricted Awards.  A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1 Restricted Stock and Restricted Stock Units.

(a) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

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(b) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”).

8.2 Restrictions.

(a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3 Restricted Period.

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

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8.4 Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9. Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1 Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10. Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

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12. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13. Miscellaneous.

13.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; a program established with a broker; or in any other manner of legal withholding that may be acceptable to the Committee.

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14. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15. Effect of Change in Control.

15.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

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15.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16. Amendment of the Plan and Awards.

16.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of an amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17. General Provisions.

17.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

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17.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.6 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.7 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.8 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.9 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.10 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

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17.11 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.12 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.13 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

17.14 Expenses. The costs of administering the Plan shall be paid by the Company.

17.15 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.16 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.17 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months after the date the Plan is adopted by the Board.

19. Termination or Suspension of the Plan. The Plan shall terminate automatically ten (10) years from the date of its adoption by the Board. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20. Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Sigma Additive Solutions, Inc. on November 19, 2023.

As approved by the shareholders of Sigma Additive Solutions, Inc. [DATE].

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SIGMA ADDITIVE SOLUTIONS, INC.

Annual Meeting of Stockholders
December 28, 2023 at 10:00 a.m. Mountain Time
This proxy is solicited by the Board of Directors.

The undersigned stockholder(s) of Sigma Additive Solutions, Inc. (the "Company") hereby appoint(s) Jacob Brunsberg as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Sigma Additive Solutions, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. MT on December 28, 2023 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/Sigma/2023/htype.asp by 11:59 PM ET on December 27, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement.

Such proxy is authorized to vote in his discretion: (1) "FOR" approval of the the issuance of the shares of the Company common stock in exchange for all the capital stock of NextTrip Holdings, Inc. (the "Acquisition") and the other terms and conditions of the Exchange Agreement and the transactions contemplated thereby; (2) "FOR" approval of the amendment (the "Amendment") to the Company's Amended and Restated Articles of Incorporation to change the Company's name to "NextTrip, Inc.," subject to completion of the Acquisition; (3) "FOR" approval of the amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized shares of common stock of the Company from 1,200,000 to 100,000,000 shares; (4) "FOR" the election of two Class III directors to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified; (5) "FOR" approval of the compensation of the Company's named executive officers as disclosed in the proxy statement; (6) the recommendation, on a non-binding advisory vote basis, of "EVERY THREE YEARS" as the frequency of future advisory votes on executive compensation; (7) "FOR" approval of the Sigma Additive Solutions, Inc. 2023 Equity Incentive Plan; (8) "FOR" ratification of the appointment of Haynie & Company as the Company's independent registered public accounting firm for fiscal year 2023; (9) "FOR" the adjournment of the Annual Meeting by the Chairman thereof to a later date to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Acquisition or the Amendment; and (10) in the proxy's discretion on such other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report on Form 10-K, Proxy Card and Proxy Statement are available at
http://www.viewproxy.com/sigma/2023

Please mark your votes like this ☒

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal

☐ FOR ☐ AGAINST ☐ ABSTAIN

VIRTUAL CONTROL NUMBER

The Board of Directors recommends that you vote FOR the following:

4. Election of Class III Directors

Nominees:

01 Dennis Duitch	☐ FOR ☐ AGAINST ☐ ABSTAIN
02 Kent Summers	☐ FOR ☐ AGAINST ☐ ABSTAIN

The **Board of Directors recommends that you vote FOR the following proposal:**

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote for Every Three years the following proposal:

☐ EVERY THREE YEARS ☐ EVERY TWO YEARS ☐ EVERY ONE YEAR ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the meeting.

Date: ______________________________

____
Signature

____
Signature (if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting

INTERNET

Vote Your Shares on the Internet:

Go to www.FCRvote.com/SASI

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1-866-402-3905

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Shares by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.